UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00816

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	04-30-2010

ITEM 1. REPORTS TO STOCKHOLDERS.

Semiannual Report
April 30, 2010

American Century Investments®

Balanced Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Market Returns	4

Balanced

Performance	5
Portfolio Commentary	7
Top Ten Stock Holdings	9
Top Five Stock Industries	9
Key Fixed-Income Portfolio Statistics	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	27
Statement of Operations	28
Statement of Changes in Net Assets	29
Notes to Financial Statements	30
Financial Highlights	37

Other Information

Board Approval of Management Agreements	39
Additional Information	45
Index Definitions	46

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended April 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

U.S. Stocks Continued to Advance

The U.S. stock market generated solid gains for the six months ended April 30, 2010, continuing the rally that began in early 2009. Improving economic conditions and unexpectedly strong corporate earnings were the key factors behind the market’s advance during the period.

Signs of improvement were evident across many segments of the economy during the six months—manufacturing activity picked up, consumer spending improved, and the unemployment rate began to fall after reaching a 26-year high in October 2009. Consequently, the U.S. economy generated positive growth in the second half of 2009—after more than a year of economic contraction—and this trend continued into early 2010.

In addition, corporate profits consistently exceeded expectations during the six-month period. Many companies implemented stringent cost-management programs that helped boost profit margins, allowing these businesses to generate surprisingly robust earnings growth despite stagnant revenues. Rising demand for delayed big-ticket purchases, such as cars and appliances, also contributed to stronger earnings.

The combination of better economic data and rising corporate profits helped the stock market advance steadily throughout the six-month period. Small- and mid-cap stocks generated the best results, outpacing large-cap shares (see the table below), while value-oriented issues outpaced growth across all market capitalizations.

Bonds Also Gained Ground

The U.S. bond market also advanced for the six months, though to a lesser degree than the equity market. The improving economic environment provided a lift to corporate securities, which were among the best performers in the bond market. Commercial mortgage-backed securities also generated strong returns as credit conditions in the commercial property sector improved markedly.

Residential mortgage-backed securities lagged as delinquencies and foreclosures continued to increase and the Federal Reserve ended its program of buying mortgage securities to support the housing market. Treasury bonds also underperformed as increased issuance to fund a widening fiscal deficit led to higher yields in the Treasury market. Although the improved economic environment was also a negative factor for Treasury securities, this was offset to a large degree by a lack of inflationary pressures as inflation remained at relatively low levels.

U.S. Market Returns
For the six months ended April 30, 2010*
Stock Indices		Barclays Capital U.S. Bond Market Indices
Russell 1000 Index (large-cap)	16.77%	Aggregate	2.54%
Russell Midcap Index	24.93%	Corporate Investment-Grade	4.83%
Russell 2000 Index (small-cap)	28.17%	Mortgage (mortgage-backed)	2.01%
		Agencies	1.54%
*Total returns for periods less than one year are not annualized.		Treasury	0.89%

Performance

Balanced

Total Returns as of April 30, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	TWBIX	10.07%	25.14%	3.70%	2.69%	7.77%	10/20/88
New blended index(2)(4)	—	10.36%	25.97%	4.04%	2.75%	8.80%(3)	—
Old blended index(2)	—	10.19%	25.58%	4.14%	2.80%	8.84%(3)	—
S&P 500 Index(5)	—	15.66%	38.84%	2.63%	-0.19%	9.36%(3)	—
Barclays Capital U.S.
Aggregate Index(4)	—	2.54%	8.30%	5.38%	6.43%	7.27%(3)	—
Citigroup US Broad
Investment-Grade
Bond Index	—	2.14%	7.44%	5.57%	6.54%	7.34%(3)	—
Institutional Class	ABINX	10.18%	25.48%	3.92%	—	2.82%	5/1/00
(1)	Total returns for periods less than one year are not annualized.
(2) See Index Definitions pages.
(3)	Since 10/31/88, the date nearest the Investor Class’s inception for which data are available.
(4)	In January 2010, the fund’s blended index changed. The old blended index was represented by 60% of the S&P 500 Index and the remaining
40% was represented by the Citigroup US Broad Investment-Grade Bond Index. The new blended index is represented by 60% of the S&P 500
Index and the remaining 40% is represented by the Barclays Capital U.S. Aggregate Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.
(5)	Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Balanced

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
0.91%	0.71%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Balanced

Equity Portfolio Managers: Bill Martin and Tom Vaiana

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, and Brian Howell

Performance Summary

Balanced returned 10.07%* for the six months ended April 30, 2010, compared with the 10.36% return of its benchmark (a blended index consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Index). Please note that the Barclays Capital U.S. Aggregate Index replaced the Citigroup US Broad Investment-Grade Bond Index in the benchmark. This reflects a change in the portfolio management analytics system used by American Century Investments’ fixed-income team.

The double-digit gains for the fund and its benchmark reflected the positive performance in both the stock and bond markets during the six-month period. Stocks generated the best returns, advancing steadily throughout the period as the economic and earnings environment improved. Bonds posted more modest gains as the stronger economy led to slightly higher interest rates.

The fund’s return for the period was just behind the performance of its benchmark. Both the equity and fixed-income portions of the portfolio produced returns that were roughly in line with their respective benchmarks. (It’s worth noting that the fund’s results reflected operating expenses, while the benchmark’s return did not.)

Stock Component Posted Double-Digit Return

The S&P 500 delivered a gain of more than 15% for the reporting period, and so did the stock portion of the Balanced fund. Individual stock selection is typically the main driver of performance in the stock component, and stock selection added value in seven of ten market sectors during the six-month period, led by materials and consumer staples.

The outperformance in the materials sector resulted primarily from stock choices among chemicals producers. The leading contributor was Terra Industries, which produces fertilizer and other agricultural chemicals. After competitor CF Industries Holdings gave up on its year-long effort to take over the company, Terra agreed to a buyout from a Norwegian fertilizer company. In the consumer staples sector, stock selection among beverage makers and an underweight position in food and staples retailers contributed the bulk of the outperformance. The top contributor was Coca-Cola Enterprises, the largest North American bottler of Coca-Cola products, which was acquired by Coca-Cola during the period.

Other notable positive performers included auto parts maker TRW Automotive, online movie rental firm Netflix, and medical technology company Millipore. TRW Automotive reported robust earnings during the period thanks to improving demand and a lower cost structure; Netflix rallied as subscriber growth exceeded expectations and movie streaming activity increased; and Millipore agreed to be acquired by a German pharmaceutical company.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

Balanced

On the downside, stock selection in the financials sector had the biggest negative impact on relative results. Stock selection and an overweight position in capital markets firms were responsible for much of the under-performance in this sector. Several of the fund’s holdings in this segment were weighed down by uncertainty surrounding the federal government’s regulatory overhaul of the financial industry. Examples included investment bank Goldman Sachs, which also fell in response to a fraud lawsuit brought by the Securities and Exchange Commission, and asset manager BlackRock.

Bond Portion Fared Well

The fixed-income component of the portfolio kept pace with the Barclays Capital U.S. Aggregate Index for the six-month period. The portfolio is managed with a relative value focus, and our sector allocation reflected this approach. The fund held an underweight position in Treasury bonds, where yields were at historically low levels and growing budget deficits resulted in increased issuance. At the same time, we held an overweight position in high-quality corporate bonds, which were trading at attractive levels relative to Treasury securities. This positioning paid off as Treasury bonds underperformed during the period and corporate bonds were among the best performers.

The fund also benefited from its exposure to Treasury inflation-protected securities (TIPS), which outperformed for the six months. In addition, we continued to favor commercial mortgage-backed securities and mortgage-backed bonds issued by non-government agencies over agency-issued mortgage securities. Agency mortgage-backed securities offered little yield advantage over Treasury bonds, and the Federal Reserve ended its explicit support of this market segment in early 2010.

The fund’s positioning for a flatter yield curve (a narrower gap between long- and short-term interest rates) weighed on results as the spread between long- and short-term yields was little changed, remaining near historically wide levels.

A Look Ahead

The U.S. economy appears to be on the road to recovery, but headwinds and uncertainty remain. Consumers still face persistently high unemployment levels and significant debt burdens, while the stress resulting from sovereign debt issues in Europe have called into question the ability of the global economy to sustain its current pace of recovery. We will continue to focus on our disciplined investment processes for both the equity and fixed-income components of the portfolio.

Balanced

Top Ten Stock Holdings as of April 30, 2010
	% of equity holdings	% of S&P 500 Index
Exxon Mobil Corp.	3.2%	3.0%
Apple, Inc.	2.4%	2.2%
Johnson & Johnson	2.2%	1.7%
International Business Machines Corp.	2.1%	1.6%
JPMorgan Chase & Co.	2.1%	1.6%
Microsoft Corp.	2.0%	2.2%
Bank of America Corp.	2.0%	1.7%
Procter & Gamble Co. (The)	1.6%	1.7%
AT&T, Inc.	1.6%	1.4%
Wells Fargo & Co.	1.5%	1.6%

Top Five Stock Industries as of April 30, 2010
	% of equity holdings	% of S&P 500 Index
Oil, Gas & Consumable Fuels	8.6%	9.4%
Pharmaceuticals	5.0%	5.8%
Computers & Peripherals	4.9%	4.4%
Insurance	4.5%	3.8%
Diversified Financial Services	4.4%	4.6%

Key Fixed-Income Portfolio Statistics
		As of 4/30/10
Weighted Average Life		6.4 years
Average Duration (Effective)		4.8 years

Types of Investments in Portfolio
		% of fund investments
		as of 4/30/10
Common Stocks		60.4%
Mortgage-Backed Securities		12.5%
U.S. Treasury Securities		11.4%
Corporate Bonds		10.6%
U.S. Government Agency Securities and Equivalents		3.5%
Municipal Securities		0.6%
Sovereign Governments & Agencies		0.2%
Asset-Backed Securities		—(1)
Temporary Cash Investments		0.8%
(1) Category is less than 0.05% of total net assets.

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	11/1/09	4/30/10	11/1/09 – 4/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,100.70	$4.69	0.90%
Institutional Class	$1,000	$1,101.80	$3.65	0.70%
Hypothetical
Investor Class	$1,000	$1,020.33	$4.51	0.90%
Institutional Class	$1,000	$1,021.32	$3.51	0.70%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

Balanced

APRIL 30, 2010 (UNAUDITED)
	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Common Stocks — 60.3%			Legg Mason, Inc.	3,715	$ 117,728
AEROSPACE & DEFENSE — 1.2%			Morgan Stanley	22,897	691,947
Boeing Co. (The)	31,125	$ 2,254,384			6,888,687
L-3 Communications			CHEMICALS — 1.4%
Holdings, Inc.	7,333	686,149	Ashland, Inc.	10,258	610,966
Northrop Grumman Corp.	10,341	701,430	Cabot Corp.	14,783	481,039
Raytheon Co.	40,574	2,365,464	CF Industries Holdings, Inc.	14,534	1,216,060
		6,007,427	Huntsman Corp.	95,824	1,093,352
AIR FREIGHT & LOGISTICS — 0.6%			Lubrizol Corp.	22,087	1,995,339
C.H. Robinson Worldwide, Inc.	3,316	199,955	OM Group, Inc.(1)	21,134	797,808
FedEx Corp.	8,757	788,218	Valspar Corp.	14,655	458,995
United Parcel Service, Inc.,			W.R. Grace & Co.(1)	6,201	179,147
Class B	28,139	1,945,530			6,832,706
		2,933,703	COMMERCIAL BANKS — 2.2%
AIRLINES — 0.1%			Bank of Hawaii Corp.	13,749	727,047
Southwest Airlines Co.	25,297	333,414	BB&T Corp.	2,615	86,923
AUTO COMPONENTS — 0.4%			Canadian Imperial
Gentex Corp.	15,439	331,784	Bank of Commerce	309	22,671
TRW Automotive			CapitalSource, Inc.	25,675	153,280
Holdings Corp.(1)	46,927	1,511,519	Cathay General Bancorp.	8,728	107,965
		1,843,303	Fifth Third Bancorp.	8,853	131,998
BEVERAGES — 0.4%			First Horizon National Corp.(1)	10,514	148,773
Coca-Cola Co. (The)	7,131	381,152	Huntington Bancshares, Inc.	100,510	680,453
Coca-Cola Enterprises, Inc.	67,294	1,866,063	KeyCorp	28,583	257,819
		2,247,215	Marshall & Ilsley Corp.	14,583	132,705
BIOTECHNOLOGY — 1.7%			PNC Financial Services
Amgen, Inc.(1)	62,030	3,558,041	Group, Inc.	13,769	925,414
Biogen Idec, Inc.(1)	31,815	1,694,149	Regions Financial Corp.	14,529	128,436
Cephalon, Inc.(1)	20,886	1,340,881	Synovus Financial Corp.	35,322	106,319
Cubist Pharmaceuticals, Inc.(1)	19,023	426,496	TCF Financial Corp.	6,423	119,661
Gilead Sciences, Inc.(1)	33,187	1,316,528	Toronto-Dominion Bank (The)	12,969	965,672
		8,336,095	U.S. Bancorp.	38,987	1,043,682
CAPITAL MARKETS — 1.4%			Wells Fargo & Co.	138,885	4,598,482
Apollo Investment Corp.	9,604	116,785	Wilmington Trust Corp.	5,712	98,989
Bank of New York Mellon			Zions Bancorp.	23,398	672,225
Corp. (The)	48,512	1,510,179			11,108,514
BlackRock, Inc.	4,271	785,864	COMMERCIAL SERVICES & SUPPLIES — 0.1%
Blackstone Group LP (The)	6,210	86,816	R.R. Donnelley & Sons Co.	17,740	381,233
E*TRADE Financial Corp.(1)	52,287	87,842	Waste Management, Inc.	2,370	82,191
Fortress Investment					463,424
Group LLC, Class A(1)	13,418	63,735	COMMUNICATIONS EQUIPMENT — 1.8%
Goldman Sachs			ADC Telecommunications,
Group, Inc. (The)	22,956	3,333,211	Inc.(1)	61,847	495,395
Investment Technology			Arris Group, Inc.(1)	36,508	448,683
Group, Inc.(1)	5,445	94,580

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Cisco Systems, Inc.(1)	160,522	$ 4,321,252	DIVERSIFIED TELECOMMUNICATION
CommScope, Inc.(1)	12,819	417,643	SERVICES — 1.3%
Harris Corp.	5,914	304,453	AT&T, Inc.	180,438	$ 4,702,214
Plantronics, Inc.	12,196	404,907	Verizon Communications, Inc.	58,076	1,677,816
QUALCOMM, Inc.	42,438	1,644,048			6,380,030
Research In Motion Ltd.(1)	6,713	477,899	ELECTRIC UTILITIES — 0.5%
Tellabs, Inc.	34,467	312,960	Entergy Corp.	4,689	381,169
		8,827,240	Exelon Corp.	16,640	725,337
COMPUTERS & PERIPHERALS — 2.9%			FPL Group, Inc.	23,239	1,209,590
Apple, Inc.(1)	27,644	7,218,401			2,316,096
			ELECTRONIC EQUIPMENT, INSTRUMENTS &
Diebold, Inc.	8,768	274,877	COMPONENTS — 1.1%
EMC Corp.(1)	31,483	598,492
			Anixter International, Inc.(1)	8,244	431,986
Hewlett-Packard Co.	29,624	1,539,559	Arrow Electronics, Inc.(1)	37,901	1,155,981
Lexmark International, Inc.,			Avnet, Inc.(1)	12,938	413,628
Class A(1)	15,102	559,529
			Celestica, Inc.(1)	83,759	820,838
SanDisk Corp.(1)	31,290	1,248,158
Seagate Technology(1)	80,613	1,480,861	Molex, Inc.	3,254	72,922
			Tech Data Corp.(1)	17,295	741,955
Synaptics, Inc.(1)	9,046	276,989
Western Digital Corp.(1)	37,076	1,523,453	Tyco Electronics Ltd.	52,724	1,693,495
			Vishay Intertechnology, Inc.(1)	8,829	91,910
		14,720,319
CONSTRUCTION & ENGINEERING — 0.5%					5,422,715
EMCOR Group, Inc.(1)	45,994	1,313,589	ENERGY EQUIPMENT & SERVICES — 0.9%
			Complete Production
Shaw Group, Inc. (The)(1)	19,322	739,646	Services, Inc.(1)	29,703	448,218
URS Corp.(1)	6,518	334,699	Helix Energy Solutions
		2,387,934	Group, Inc.(1)	294	4,286
CONSUMER FINANCE — 0.4%			National Oilwell Varco, Inc.	40,764	1,794,839
American Express Co.	12,802	590,428	Noble Corp.(1)	1,298	51,258
AmeriCredit Corp.(1)	11,548	276,459	Oil States International, Inc.(1)	21,241	1,026,153
Cash America			Schlumberger Ltd.	15,066	1,076,014
International, Inc.	24,415	904,820	Transocean Ltd.(1)	3,320	240,534
Discover Financial Services	7,534	116,476			4,641,302
		1,888,183	FOOD & STAPLES RETAILING — 0.6%
CONTAINERS & PACKAGING — 0.3%			Safeway, Inc.	67,774	1,599,467
Graphic Packaging			SUPERVALU, INC.	24,347	362,770
Holding Co.(1)	105,207	388,214
Rock-Tenn Co., Class A	17,461	900,987	Wal-Mart Stores, Inc.	19,874	1,066,240
Silgan Holdings, Inc.	1,481	89,349			3,028,477
Sonoco Products Co.	4,717	156,274	FOOD PRODUCTS — 1.5%
		1,534,824	ConAgra Foods, Inc.	59,989	1,467,931
			Corn Products
DIVERSIFIED CONSUMER SERVICES — 0.1%			International, Inc.	12,718	457,848
Corinthian Colleges, Inc.(1)	23,923	373,677	Del Monte Foods Co.	85,398	1,275,846
DIVERSIFIED FINANCIAL SERVICES — 2.7%			Dole Food Co., Inc.(1)	32,510	368,013
Bank of America Corp.	342,996	6,115,618	Fresh Del Monte
Citigroup, Inc.(1)	195,375	853,789	Produce, Inc.(1)	2,569	53,615
JPMorgan Chase & Co.	149,303	6,357,322	General Mills, Inc.	144	10,250
		13,326,729	Hershey Co. (The)	2,799	131,581

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Kraft Foods, Inc., Class A	23,529	$ 696,458	HOUSEHOLD PRODUCTS — 1.3%
Lancaster Colony Corp.	3,790	208,336	Colgate-Palmolive Co.	6,934	$ 583,149
Mead Johnson Nutrition Co.	5,442	280,862	Kimberly-Clark Corp.	19,403	1,188,628
Smithfield Foods, Inc.(1)	22,335	418,558	Procter & Gamble Co. (The)	77,042	4,788,931
Tyson Foods, Inc., Class A	111,703	2,188,262			6,560,708
		7,557,560	INDEPENDENT POWER PRODUCERS &
GAS UTILITIES — 0.1%			ENERGY TRADERS — 0.9%
ONEOK, Inc.	12,385	608,599	Constellation Energy
			Group, Inc.	78,882	2,788,479
UGI Corp.	4,550	125,079
			Mirant Corp.(1)	79,108	922,399
		733,678
			NRG Energy, Inc.(1)	34,020	822,263
HEALTH CARE EQUIPMENT & SUPPLIES — 0.6%
Becton, Dickinson & Co.	5,036	384,599			4,533,141
C.R. Bard, Inc.	13,014	1,126,101	INDUSTRIAL CONGLOMERATES — 1.1%
Hospira, Inc.(1)	2,355	126,676	3M Co.	20,599	1,826,513
Medtronic, Inc.	15,535	678,724	Carlisle Cos., Inc.	35,282	1,331,190
STERIS Corp.	19,400	645,632	General Electric Co.	122,560	2,311,482
		2,961,732			5,469,185
HEALTH CARE PROVIDERS & SERVICES — 2.1%			INSURANCE — 2.7%
Cardinal Health, Inc.	66,152	2,294,813	ACE Ltd.	9,566	508,816
Centene Corp.(1)	17,773	407,002	Allied World Assurance Co.
			Holdings Ltd.	18,004	784,434
Coventry Health Care, Inc.(1)	58,574	1,390,547	Allstate Corp. (The)	3,369	110,065
Humana, Inc.(1)	48,766	2,229,581	American Financial
Magellan Health			Group, Inc.	62,236	1,831,605
Services, Inc.(1)	9,362	395,170	American International
Medco Health			Group, Inc.(1)	3,277	127,475
Solutions, Inc.(1)	18,652	1,098,976	Arch Capital Group Ltd.(1)	605	45,726
UnitedHealth Group, Inc.	52,849	1,601,853	Aspen Insurance
WellPoint, Inc.(1)	22,620	1,216,956	Holdings Ltd.	12,972	349,985
		10,634,898	Berkshire Hathaway, Inc.,
HOTELS, RESTAURANTS & LEISURE — 0.5%			Class B(1)	10,472	806,344
McDonald’s Corp.	13,669	964,895	Chubb Corp. (The)	15,676	828,790
Panera Bread Co., Class A(1)	15,228	1,186,870	CNA Financial Corp.(1)	12,999	365,532
Starbucks Corp.	10,623	275,986	Conseco, Inc.(1)	17,731	104,613
		2,427,751	Delphi Financial Group, Inc.,
HOUSEHOLD DURABLES — 0.5%			Class A	5,580	153,450
			Endurance Specialty
American Greetings Corp.,			Holdings Ltd.	20,276	747,171
Class A	18,942	465,216
D.R. Horton, Inc.	30,506	448,133	Genworth Financial, Inc.,
			Class A(1)	8,051	133,003
Harman International			Hartford Financial Services
Industries, Inc.(1)	12,678	500,527
			Group, Inc. (The)	2,475	70,711
NVR, Inc.(1)	983	705,843
			Horace Mann Educators Corp.	9,669	166,404
Ryland Group, Inc.	18,616	424,073	Loews Corp.	1,031	38,394
		2,543,792	MetLife, Inc.	2,313	105,427
			Old Republic
			International Corp.	5,627	84,461

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Principal Financial Group, Inc.	12,347	$ 360,779	MEDIA — 1.4%
Protective Life Corp.	6,690	161,028	CBS Corp., Class B	3,051	$ 49,457
Prudential Financial, Inc.	51,813	3,293,234	Comcast Corp., Class A	151,323	2,987,116
Reinsurance Group of			Gannett Co., Inc.	7,431	126,476
America, Inc.	2,560	132,173	Scholastic Corp.	12,412	335,248
Transatlantic Holdings, Inc.	2,702	134,370	Time Warner, Inc.	93,972	3,108,594
Travelers Cos., Inc. (The)	40,991	2,079,883	Walt Disney Co. (The)	7,423	273,463
WR Berkley Corp.	415	11,205			6,880,354
		13,535,078	METALS & MINING — 1.1%
INTERNET & CATALOG RETAIL — 0.5%			Commercial Metals Co.	24,034	357,626
Amazon.com, Inc.(1)	5,873	804,953	Freeport-McMoRan
Netflix, Inc.(1)	14,794	1,461,204	Copper & Gold, Inc.	25,347	1,914,459
		2,266,157	Newmont Mining Corp.	21,971	1,232,134
INTERNET SOFTWARE & SERVICES — 1.0%			Reliance Steel &
AOL, Inc.(1)	25,770	601,987	Aluminum Co.	25,724	1,255,588
EarthLink, Inc.	44,777	403,889	Worthington Industries, Inc.	51,508	822,583
Google, Inc., Class A(1)	7,598	3,992,293			5,582,390
		4,998,169	MULTILINE RETAIL — 0.5%
			Big Lots, Inc.(1)	3,406	130,109
IT SERVICES — 2.1%
Acxiom Corp.(1)	8,683	165,671	Dillard’s, Inc., Class A	22,955	644,576
			Dollar Tree, Inc.(1)	10,769	653,894
Automatic Data
Processing, Inc.	46,469	2,014,896	Family Dollar Stores, Inc.	14,337	567,172
Convergys Corp.(1)	92,398	1,167,911	Macy’s, Inc.	23,294	540,421
International Business					2,536,172
Machines Corp.	49,400	6,372,600	MULTI-INDUSTRY — 0.3%
NeuStar, Inc., Class A(1)	8,502	208,044	Financial Select Sector
Western Union Co. (The)	34,520	629,990	SPDR Fund	81,072	1,309,313
Wright Express Corp.(1)	6,394	217,204	MULTI-UTILITIES — 1.0%
		10,776,316	DTE Energy Co.	29,431	1,417,691
LEISURE EQUIPMENT & PRODUCTS — 0.2%			Integrys Energy Group, Inc.	56,507	2,803,312
Polaris Industries, Inc.	20,534	1,214,997	NiSource, Inc.	18,943	308,771
LIFE SCIENCES TOOLS & SERVICES — 0.5%			Public Service Enterprise
			Group, Inc.	13,992	449,563
Bruker Corp.(1)	65,488	1,001,311
					4,979,337
Millipore Corp.(1)	16,206	1,720,267
			OFFICE ELECTRONICS — 0.1%
		2,721,578	Xerox Corp.	41,695	454,475
MACHINERY — 1.3%			OIL, GAS & CONSUMABLE FUELS — 5.2%
Briggs & Stratton Corp.	21,467	509,627	Anadarko Petroleum Corp.	13,908	864,521
Caterpillar, Inc.	7,310	497,738	Apache Corp.	14,506	1,476,131
Cummins, Inc.	16,090	1,162,181	Canadian Natural
Graco, Inc.	11,509	399,132	Resources Ltd.	21,549	1,657,980
Manitowoc Co., Inc. (The)	22,979	321,936	Chevron Corp.	44,954	3,661,054
Mueller Industries, Inc.	14,430	427,849	Cimarex Energy Co.	10,738	731,043
Oshkosh Corp.(1)	34,429	1,329,648	ConocoPhillips	43,461	2,572,457
Timken Co.	40,109	1,411,035	Exxon Mobil Corp.	142,112	9,642,299
WABCO Holdings, Inc.(1)	13,987	464,228	Murphy Oil Corp.	17,447	1,049,437
		6,523,374	Occidental Petroleum Corp.	23,652	2,096,986

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Peabody Energy Corp.	20,414	$ 953,742	SOFTWARE — 2.5%
World Fuel Services Corp.	48,542	1,380,049	ACI Worldwide, Inc.(1)	7,989	$ 150,113
		26,085,699	Cadence Design
PAPER & FOREST PRODUCTS — 0.1%			Systems, Inc.(1)	58,931	439,625
International Paper Co.	24,921	666,388	Fair Isaac Corp.	16,415	345,700
PHARMACEUTICALS — 3.0%			Intuit, Inc.(1)	67,117	2,426,951
Abbott Laboratories	37,989	1,943,517	Mentor Graphics Corp.(1)	42,615	383,109
Bristol-Myers Squibb Co.	19,691	497,985	Microsoft Corp.	201,720	6,160,529
Eli Lilly & Co.	93,351	3,264,485	Oracle Corp.	59,013	1,524,896
Endo Pharmaceuticals			Quest Software, Inc.(1)	9,006	157,875
Holdings, Inc.(1)	43,775	958,673	Symantec Corp.(1)	37,185	623,593
Forest Laboratories, Inc.(1)	45,548	1,241,639	Synopsys, Inc.(1)	18,527	420,748
Johnson & Johnson	101,341	6,516,226			12,633,139
King Pharmaceuticals, Inc.(1)	72,904	714,459	SPECIALTY RETAIL — 1.5%
		15,136,984	AutoZone, Inc.(1)	1,066	197,221
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%			Barnes & Noble, Inc.	20,285	447,081
Annaly Capital			Gap, Inc. (The)	62,583	1,547,677
Management, Inc.	9,189	155,754
			Home Depot, Inc. (The)	2,223	78,361
CBL & Associates
Properties, Inc.	8,730	127,458	PetSmart, Inc.	8,068	266,809
Duke Realty Corp.	7,107	96,158	Rent-A-Center, Inc.(1)	25,049	646,765
Public Storage	111	10,757	Ross Stores, Inc.	39,873	2,232,888
Simon Property Group, Inc.	2,627	233,855	Sherwin-Williams Co. (The)	8,014	625,653
SPDR Dow Jones REIT Fund	44,894	2,579,160	Williams-Sonoma, Inc.	57,134	1,645,459
		3,203,142			7,687,914
ROAD & RAIL — 0.5%			TEXTILES, APPAREL & LUXURY GOODS — 0.1%
CSX Corp.	10,799	605,284	Jones Apparel Group, Inc.	30,077	654,475
Norfolk Southern Corp.	9,916	588,316	THRIFTS & MORTGAGE FINANCE(2)
Union Pacific Corp.	16,857	1,275,401	MGIC Investment Corp.(1)	9,521	99,304
		2,469,001	Ocwen Financial Corp.(1)	8,925	103,084
SEMICONDUCTORS & SEMICONDUCTOR					202,388
EQUIPMENT — 2.0%			TOBACCO — 0.7%
Advanced Micro			Altria Group, Inc.	13,269	281,170
Devices, Inc.(1)	53,920	488,515
			Philip Morris
Broadcom Corp., Class A	39,046	1,346,696	International, Inc.	66,036	3,241,047
Integrated Device					3,522,217
Technology, Inc.(1)	62,026	409,992
			TRADING COMPANIES & DISTRIBUTORS — 0.1%
Intel Corp.	175,018	3,995,661	WESCO International, Inc.(1)	12,756	518,149
LSI Corp.(1)	100,931	607,605
			WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Marvell Technology			Sprint Nextel Corp.(1)	110,034	467,644
Group Ltd.(1)	9,169	189,340
Micron Technology, Inc.(1)	51,487	481,403	TOTAL COMMON STOCKS
			(Cost $245,406,239)		302,334,049
RF Micro Devices, Inc.(1)	89,935	505,435
Tessera Technologies, Inc.(1)	9,481	192,275
Texas Instruments, Inc.	58,466	1,520,701
Xilinx, Inc.	11,913	307,117
		10,044,740

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
U.S. Treasury Securities — 11.4%			BEVERAGES — 0.2%
			Anheuser-Busch InBev
U.S. Treasury Bonds,			Worldwide, Inc., 3.00%,
5.25%, 2/15/29(3)	$ 2,000,000	$ 2,229,688
			10/15/12(3)	$ 300,000	$ 308,730
U.S. Treasury Bonds,			Anheuser-Busch InBev
6.25%, 5/15/30(3)	310,000	388,614
			Worldwide, Inc., 6.875%,
U.S. Treasury Bonds,			11/15/19(4)	250,000	290,017
4.75%, 2/15/37(3)	929,000	969,789
			Anheuser-Busch InBev
U.S. Treasury Bonds,			Worldwide, Inc., 5.00%,
4.375%, 11/15/39(3)	1,000,000	975,469	4/15/20(3)(4)	110,000	111,758
U.S. Treasury Inflation			Dr Pepper Snapple Group,
Indexed Notes,			Inc., 6.82%, 5/1/18(3)	230,000	267,907
1.625%, 1/15/15(3)	3,405,300	3,598,976
			SABMiller plc, 6.20%,
U.S. Treasury Notes,			7/1/11(3)(4)	230,000	241,470
0.75%, 11/30/11(3)	12,500,000	12,501,463
					1,219,882
U.S. Treasury Notes,
1.875%, 6/15/12(3)	12,200,000	12,422,077	BIOTECHNOLOGY(2)
U.S. Treasury Notes,			Amgen, Inc., 5.75%,
			3/15/40(3)	150,000	153,122
1.375%, 9/15/12(3)	4,200,000	4,222,642
U.S. Treasury Notes,			CAPITAL MARKETS — 0.7%
2.375%, 8/31/14(3)	13,000,000	13,123,903	Credit Suisse (New York),
			5.00%, 5/15/13(3)	340,000	366,121
U.S. Treasury Notes,
3.125%, 5/15/19(3)	7,000,000	6,764,842	Credit Suisse (New York),
			5.50%, 5/1/14(3)	200,000	219,331
TOTAL U.S. TREASURY SECURITIES
(Cost $56,528,359)		57,197,463	Credit Suisse (New York),
			5.30%, 8/13/19(3)	230,000	241,050
Corporate Bonds — 10.5%			Credit Suisse AG, 5.40%,
AEROSPACE & DEFENSE — 0.4%			1/14/20(3)	60,000	61,199
Honeywell International, Inc.,			Deutsche Bank AG (London),
5.30%, 3/15/17(3)	262,000	284,088	4.875%, 5/20/13(3)	330,000	354,515
Honeywell International, Inc.,			Deutsche Bank AG (London),
5.30%, 3/1/18(3)	230,000	249,077	3.875%, 8/18/14(3)	190,000	196,625
L-3 Communications Corp.,			Goldman Sachs Group, Inc.
5.875%, 1/15/15(3)	160,000	163,200	(The), 6.00%, 5/1/14(3)	150,000	161,502
L-3 Communications Corp.,			Goldman Sachs Group, Inc.
5.20%, 10/15/19(3)(4)	130,000	133,749	(The), 7.50%, 2/15/19(3)	850,000	945,300
Lockheed Martin Corp.,			Jefferies Group, Inc., 8.50%,
5.50%, 11/15/39(3)	260,000	264,779	7/15/19(3)	130,000	147,986
United Technologies Corp.,			Morgan Stanley, 4.20%,
6.05%, 6/1/36(3)	454,000	496,014	11/20/14(3)	200,000	199,761
United Technologies Corp.,			Morgan Stanley, 6.625%,
5.70%, 4/15/40(3)	200,000	209,591	4/1/18(3)	320,000	339,802
		1,800,498	Morgan Stanley, 5.625%,
AUTOMOBILES — 0.1%			9/23/19(3)	250,000	247,012
American Honda Finance			UBS AG (Stamford Branch),
Corp., 2.375%, 3/18/13(3)(4)	170,000	170,822	5.875%, 12/20/17(3)	220,000	233,061
Daimler Finance N.A. LLC,					3,713,265
5.875%, 3/15/11(3)	260,000	269,888	CHEMICALS — 0.1%
Nissan Motor Acceptance			CF Industries, Inc., 6.875%,
Corp., 3.25%, 1/30/13(3)(4)	50,000	51,033	5/1/18	210,000	219,450
		491,743	Dow Chemical Co. (The),
			8.55%, 5/15/19(3)	130,000	159,110

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Rohm & Haas Co., 5.60%,			Capital One Bank USA N.A.,
3/15/13(3)	$ 240,000	$ 258,483	8.80%, 7/15/19(3)	$ 250,000	$ 307,068
		637,043	General Electric Capital Corp.,
COMMERCIAL BANKS — 0.4%			3.75%, 11/14/14(3)	200,000	205,234
Barclays Bank plc, 5.00%,			General Electric Capital Corp.,
9/22/16(3)	200,000	207,499	4.375%, 9/21/15(3)	200,000	208,903
BB&T Corp., 5.70%,			General Electric Capital Corp.,
4/30/14(3)	150,000	164,961	5.625%, 9/15/17(3)	450,000	482,659
Fifth Third Bancorp., 6.25%,			General Electric Capital Corp.,
5/1/13(3)	140,000	151,802	6.00%, 8/7/19(3)	150,000	162,428
National Australia Bank Ltd.,			SLM Corp., 5.375%,
3.75%, 3/2/15(3)(4)	100,000	102,240	1/15/13(3)	110,000	110,540
PNC Bank N.A., 6.00%,					2,023,676
12/7/17(3)	290,000	308,975	CONTAINERS & PACKAGING — 0.1%
SunTrust Bank, 7.25%,			Ball Corp., 7.125%, 9/1/16(3)	130,000	138,775
3/15/18(3)	110,000	119,901
			Ball Corp., 6.75%, 9/15/20(3)	120,000	123,300
Wachovia Bank N.A., 4.80%,					262,075
11/1/14(3)	373,000	391,685
Wachovia Bank N.A., 4.875%,			DIVERSIFIED FINANCIAL SERVICES — 0.7%
2/1/15(3)	123,000	129,141	Arch Western Finance LLC,
			6.75%, 7/1/13(3)	100,000	101,250
Wells Fargo & Co., 3.625%,
4/15/15(3)	110,000	111,801	Bank of America Corp.,
			4.50%, 4/1/15(3)	190,000	191,949
Wells Fargo & Co., 5.625%,
12/11/17(3)	50,000	53,928	Bank of America Corp.,
			6.50%, 8/1/16(3)	320,000	345,615
Westpac Banking Corp.,
4.875%, 11/19/19(3)	100,000	101,746	Bank of America Corp.,
			7.625%, 6/1/19(3)	150,000	171,515
		1,843,679
			Bank of America N.A.,
COMMERCIAL SERVICES & SUPPLIES — 0.2%			5.30%, 3/15/17(3)	420,000	416,908
Allied Waste North America,			Citigroup, Inc., 5.50%,
Inc., 6.375%, 4/15/11(3)	180,000	188,461
			4/11/13(3)	470,000	496,665
Corrections Corp. of America,			Citigroup, Inc., 6.01%,
6.25%, 3/15/13(3)	250,000	255,000
			1/15/15(3)	310,000	330,748
Republic Services, Inc.,			Citigroup, Inc., 6.125%,
5.50%, 9/15/19(3)(4)	250,000	262,940
			5/15/18(3)	320,000	332,354
Republic Services, Inc.,			Citigroup, Inc., 8.50%,
6.20%, 3/1/40(3)(4)	140,000	143,832
			5/22/19(3)	100,000	118,246
Waste Management, Inc.,			CME Group Index Services
6.125%, 11/30/39(3)	120,000	125,390
			LLC, 4.40%, 3/15/18(3)(4)	150,000	149,482
		975,623	JPMorgan Chase & Co.,
COMMUNICATIONS EQUIPMENT(2)			4.65%, 6/1/14(3)	330,000	351,686
Cisco Systems, Inc., 5.90%,			JPMorgan Chase & Co.,
2/15/39(3)	210,000	220,950	6.00%, 1/15/18(3)	670,000	723,532
CONSUMER FINANCE — 0.4%					3,729,950
American Express Centurion			DIVERSIFIED TELECOMMUNICATION
Bank, 5.55%, 10/17/12(3)	150,000	161,757	SERVICES — 0.7%
American Express Centurion			Alltel Corp., 7.875%, 7/1/32(3)	100,000	123,486
Bank, 6.00%, 9/13/17(3)	250,000	270,556
			AT&T, Inc., 6.80%, 5/15/36(3)	350,000	384,083
American Express Co.,			AT&T, Inc., 6.55%, 2/15/39(3)	470,000	505,709
7.25%, 5/20/14(3)	100,000	114,531

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
British Telecommunications			ELECTRONIC EQUIPMENT, INSTRUMENTS &
plc, 5.95%, 1/15/18(3)	$ 120,000	$ 126,134	COMPONENTS — 0.1%
Cellco Partnership/Verizon			Jabil Circuit, Inc., 7.75%,
Wireless Capital LLC,			7/15/16(3)	$ 250,000	$ 266,250
8.50%, 11/15/18(3)	130,000	164,734	ENERGY EQUIPMENT & SERVICES — 0.1%
CenturyTel, Inc., 7.60%,			Pride International, Inc.,
9/15/39(3)	120,000	117,204	8.50%, 6/15/19(3)	100,000	115,375
Deutsche Telekom			Weatherford International
International Finance BV,			Ltd., 9.625%, 3/1/19(3)	240,000	310,882
6.75%, 8/20/18(3)	150,000	170,504
					426,257
Embarq Corp., 7.08%,
6/1/16(3)	219,000	241,844	FOOD & STAPLES RETAILING — 0.3%
New Communications			CVS Caremark Corp., 6.60%,
			3/15/19(3)	350,000	400,037
Holdings, Inc., 8.50%,
4/15/20(3)(4)	130,000	134,550	Kroger Co. (The), 6.40%,
			8/15/17(3)	200,000	227,669
Qwest Corp., 7.875%,
9/1/11(3)	120,000	127,950	SYSCO Corp., 4.20%,
			2/12/13(3)	100,000	106,703
Qwest Corp., 7.50%,
10/1/14(3)	200,000	219,750	Wal-Mart Stores, Inc.,
			5.875%, 4/5/27(3)	468,000	508,516
Sprint Capital Corp., 7.625%,
1/30/11(3)	180,000	185,625	Wal-Mart Stores, Inc.,
			6.20%, 4/15/38(3)	220,000	243,021
Telecom Italia Capital SA,
6.175%, 6/18/14(3)	340,000	365,619	Wal-Mart Stores, Inc.,
			5.625%, 4/1/40(3)	150,000	153,956
Telefonica Emisiones SAU,
5.88%, 7/15/19(3)	220,000	234,298			1,639,902
Verizon Communications, Inc.,			FOOD PRODUCTS — 0.2%
6.40%, 2/15/38(3)	70,000	75,227	General Mills, Inc., 5.65%,
Windstream Corp., 7.875%,			9/10/12(3)	120,000	131,220
11/1/17(3)	220,000	219,450	Kellogg Co., 4.45%,
		3,396,167	5/30/16(3)	200,000	214,829
ELECTRIC UTILITIES — 0.3%			Kraft Foods, Inc., 6.00%,
			2/11/13(3)	70,000	77,622
Carolina Power & Light Co.,
5.15%, 4/1/15(3)	100,000	110,390	Kraft Foods, Inc., 5.375%,
			2/10/20(3)	70,000	72,743
Cleveland Electric
Illuminating Co. (The),			Kraft Foods, Inc., 6.50%,
5.70%, 4/1/17(3)	81,000	85,794	2/9/40(3)	300,000	323,956
Duke Energy Corp., 3.95%,			Mead Johnson Nutrition Co.,
9/15/14(3)	130,000	135,204	3.50%, 11/1/14(3)(4)	120,000	121,669
EDF SA, 4.60%, 1/27/20(3)(4)	210,000	210,542	Ralcorp Holdings, Inc.,
			6.625%, 8/15/39(3)(4)	130,000	130,318
Exelon Generation Co. LLC,
5.20%, 10/1/19(3)	150,000	155,227			1,072,357
FirstEnergy Solutions Corp.,			HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
6.05%, 8/15/21(3)	300,000	304,475	Baxter International, Inc.,
Florida Power Corp., 6.35%,			5.90%, 9/1/16(3)	130,000	148,921
9/15/37(3)	230,000	259,169	Baxter International, Inc.,
Southern California Edison			5.375%, 6/1/18(3)	220,000	241,243
Co., 5.625%, 2/1/36(3)	60,000	62,013			390,164
		1,322,814

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
HEALTH CARE PROVIDERS & SERVICES — 0.2%			New York Life Global Funding,
Express Scripts, Inc., 5.25%,			4.65%, 5/9/13(3)(4)	$ 150,000	$ 161,076
6/15/12(3)	$ 230,000	$ 246,504	Prudential Financial, Inc.,
Express Scripts, Inc., 7.25%,			7.375%, 6/15/19(3)	120,000	141,584
6/15/19(3)	360,000	426,351	Prudential Financial, Inc.,
Medco Health Solutions, Inc.,			5.40%, 6/13/35(3)	270,000	248,611
7.25%, 8/15/13(3)	270,000	308,881	Travelers Cos., Inc. (The),
Quest Diagnostics, Inc.,			5.90%, 6/2/19(3)	100,000	110,052
4.75%, 1/30/20(3)	120,000	119,840			1,686,469
		1,101,576	INTERNET & CATALOG RETAIL(2)
HOTELS, RESTAURANTS & LEISURE — 0.2%			Expedia, Inc., 7.46%,
McDonald’s Corp., 5.35%,			8/15/18(3)	170,000	189,125
3/1/18(3)	170,000	188,755	LEISURE EQUIPMENT & PRODUCTS(2)
McDonald’s Corp., 6.30%,			Hasbro, Inc., 6.35%,
10/15/37(3)	230,000	258,549	3/15/40(3)	150,000	155,004
Yum! Brands, Inc., 5.30%,			MACHINERY(2)
9/15/19(3)	310,000	324,057
			Deere & Co., 5.375%,
		771,361	10/16/29(3)	200,000	206,103
HOUSEHOLD DURABLES — 0.1%			MEDIA — 1.0%
Jarden Corp., 8.00%, 5/1/16	230,000	243,513	CBS Corp., 8.875%, 5/15/19(3)	120,000	148,852
Toll Brothers Finance Corp.,			CBS Corp., 5.75%, 4/15/20(3)	110,000	114,514
6.75%, 11/1/19(3)	100,000	101,149
			CBS Corp., 5.50%, 5/15/33(3)	120,000	107,809
Whirlpool Corp., 8.60%,
5/1/14(3)	60,000	70,290	Comcast Corp., 5.90%,
			3/15/16(3)	189,000	208,167
		414,952
			Comcast Corp., 6.40%,
HOUSEHOLD PRODUCTS — 0.1%			5/15/38(3)	220,000	230,572
Kimberly-Clark Corp.,			Comcast Corp., 6.40%,
6.125%, 8/1/17(3)	230,000	263,312
			3/1/40(3)	80,000	83,473
INDUSTRIAL CONGLOMERATES — 0.1%			DirecTV Holdings LLC,
General Electric Co., 5.00%,			3.55%, 3/15/15(3)(4)	190,000	189,624
2/1/13(3)	158,000	170,726
			DirecTV Holdings LLC/
General Electric Co., 5.25%,			DirecTV Financing Co., Inc.,
12/6/17(3)	230,000	245,012	4.75%, 10/1/14(3)	380,000	402,186
Hutchison Whampoa			DirecTV Holdings LLC/
International 09/16 Ltd.,			DirecTV Financing Co., Inc.,
4.625%, 9/11/15(3)(4)	230,000	239,222	6.375%, 6/15/15(3)	210,000	218,663
		654,960	Interpublic Group of Cos., Inc.
INSURANCE — 0.3%			(The), 10.00%, 7/15/17(3)	300,000	344,625
Allstate Corp. (The), 7.45%,			Lamar Media Corp., 9.75%,
5/16/19	150,000	179,312	4/1/14(3)	150,000	167,625
American International Group,			News America, Inc., 6.90%,
Inc., 8.25%, 8/15/18(3)	100,000	106,851	8/15/39(3)	190,000	213,083
Hartford Financial Services			Omnicom Group, Inc., 5.90%,
Group, Inc. (The), 4.00%,			4/15/16(3)	290,000	322,309
3/30/15(3)	110,000	109,780	Time Warner Cable, Inc.,
Lincoln National Corp.,			5.40%, 7/2/12(3)	350,000	376,950
6.25%, 2/15/20(3)	110,000	117,792	Time Warner Cable, Inc.,
MetLife Global Funding I,			6.75%, 7/1/18(3)	240,000	272,540
5.125%, 4/10/13(3)(4)	200,000	215,331	Time Warner, Inc., 5.50%,
MetLife, Inc., 6.75%, 6/1/16(3)	260,000	296,080	11/15/11(3)	195,000	206,865

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Time Warner, Inc., 4.875%,			Pacific Gas & Electric Co.,
3/15/20(3)	$ 190,000	$ 188,653	5.80%, 3/1/37(3)	$ 303,000	$ 313,392
Time Warner, Inc., 7.625%,			Pacific Gas & Electric Co.,
4/15/31(3)	70,000	81,588	6.35%, 2/15/38(3)	220,000	244,690
Time Warner, Inc., 7.70%,			PG&E Corp., 5.75%, 4/1/14(3)	90,000	99,006
5/1/32(3)	200,000	235,425	Sempra Energy, 8.90%,
Viacom, Inc., 6.25%,			11/15/13(3)	170,000	202,619
4/30/16(3)	490,000	550,556	Sempra Energy, 6.50%,
Viacom, Inc., 6.875%,			6/1/16(3)	100,000	113,852
4/30/36(3)	160,000	175,571	Sempra Energy, 6.00%,
Virgin Media Secured Finance			10/15/39(3)	80,000	82,220
plc, 6.50%, 1/15/18(3)(4)	190,000	191,900			2,540,755
		5,031,550	OFFICE ELECTRONICS — 0.1%
METALS & MINING — 0.4%			Xerox Corp., 5.65%,
AngloGold Ashanti Holdings			5/15/13(3)	80,000	85,938
plc, 5.375%, 4/15/20(3)	70,000	70,907	Xerox Corp., 4.25%,
ArcelorMittal, 9.85%,			2/15/15(3)	200,000	204,644
6/1/19(3)	240,000	313,046			290,582
Barrick Gold Corp., 6.95%,			OIL, GAS & CONSUMABLE FUELS — 1.1%
4/1/19	170,000	199,510
			Anadarko Petroleum Corp.,
Freeport-McMoRan Copper &			6.45%, 9/15/36(3)	250,000	260,537
Gold, Inc., 8.375%, 4/1/17(3)	210,000	235,776
			Anadarko Petroleum Corp.,
Newmont Mining Corp.,			6.20%, 3/15/40(3)	100,000	101,565
6.25%, 10/1/39(3)	220,000	230,934
			Cenovus Energy, Inc., 4.50%,
Rio Tinto Finance USA Ltd.,			9/15/14(3)(4)	140,000	147,559
5.875%, 7/15/13(3)	290,000	320,667
			ConocoPhillips, 5.75%,
Teck Resources Ltd., 5.375%,			2/1/19(3)	240,000	268,169
10/1/15(3)	70,000	74,900
			ConocoPhillips, 6.50%,
Teck Resources Ltd., 10.75%,			2/1/39(3)	370,000	428,731
5/15/19(3)	70,000	87,500
			El Paso Corp., 7.875%,
Vale Overseas Ltd., 5.625%,			6/15/12(3)	110,000	117,090
9/15/19(3)	90,000	94,876
			Enbridge Energy Partners LP,
Xstrata Finance Canada Ltd.,			6.50%, 4/15/18(3)	130,000	147,424
5.80%, 11/15/16(3)(4)	197,000	211,183
			Enbridge Energy Partners LP,
		1,839,299	5.20%, 3/15/20(3)	100,000	103,457
MULTILINE RETAIL(2)			Enterprise Products
Macy’s Retail Holdings, Inc.,			Operating LLC, 6.30%,
5.35%, 3/15/12(3)	175,000	183,750	9/15/17(3)	390,000	438,014
MULTI-UTILITIES — 0.5%			EOG Resources, Inc., 5.625%,
CenterPoint Energy			6/1/19(3)	150,000	164,960
Resources Corp., 6.125%,			Hess Corp., 6.00%, 1/15/40(3)	110,000	112,216
11/1/17(3)	230,000	249,944	Kerr-McGee Corp., 6.95%,
CenterPoint Energy			7/1/24(3)	170,000	192,480
Resources Corp., 6.25%,			Kinder Morgan Energy
2/1/37(3)	330,000	334,178	Partners LP, 6.85%,
CMS Energy Corp., 8.75%,			2/15/20(3)	200,000	230,749
6/15/19(3)	180,000	206,917	Kinder Morgan Energy
Dominion Resources, Inc.,			Partners LP, 6.50%, 9/1/39(3)	130,000	138,250
6.40%, 6/15/18(3)	230,000	262,159	Magellan Midstream Partners
Pacific Gas & Electric Co.,			LP, 6.55%, 7/15/19(3)	150,000	170,092
4.20%, 3/1/11(3)	420,000	431,778

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Motiva Enterprises LLC,			REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
5.75%, 1/15/20(3)(4)	$ 160,000	$ 171,834	Digital Realty Trust LP,
Nexen, Inc., 5.65%,			5.875%, 2/1/20(3)(4)	$ 150,000	$ 150,961
5/15/17(3)	150,000	161,546	ProLogis, 5.625%, 11/15/16(3)	270,000	267,182
Nexen, Inc., 6.40%,			ProLogis, 7.375%, 10/30/19(3)	120,000	124,934
5/15/37(3)	440,000	466,321
			ProLogis, 6.875%, 3/15/20(3)	150,000	148,781
Petrobras International
Finance Co., 5.75%,			Simon Property Group LP,
1/20/20(3)	120,000	122,480	5.75%, 12/1/15(3)	220,000	237,957
Petroleos Mexicanos, 6.00%,					929,815
3/5/20(3)(4)	120,000	124,020	REAL ESTATE MANAGEMENT & DEVELOPMENT(2)
Plains All American Pipeline			AMB Property LP, 6.625%,
LP/PAA Finance Corp.,			12/1/19(3)	160,000	171,256
8.75%, 5/1/19(3)	190,000	236,625
			ROAD & RAIL — 0.1%
Shell International Finance			CSX Corp., 7.375%, 2/1/19(3)	150,000	179,841
BV, 6.375%, 12/15/38(3)	200,000	227,531
Shell International Finance			Union Pacific Corp., 5.75%,
			11/15/17(3)	340,000	370,428
BV, 5.50%, 3/25/40(3)	100,000	101,738
Talisman Energy, Inc., 7.75%,					550,269
6/1/19(3)	350,000	427,629	SOFTWARE — 0.1%
Williams Partners LP, 5.25%,			Intuit, Inc., 5.75%, 3/15/17(3)	254,000	273,987
3/15/20(3)(4)	120,000	123,662	SPECIALTY RETAIL — 0.2%
XTO Energy, Inc., 6.50%,			Home Depot, Inc. (The),
12/15/18(3)	150,000	176,545	5.40%, 3/1/16(3)	350,000	384,384
XTO Energy, Inc., 6.10%,			Home Depot, Inc. (The),
4/1/36(3)	272,000	304,311	5.875%, 12/16/36(3)	75,000	75,296
		5,665,535	Lowe’s Cos., Inc., 4.625%,
PAPER & FOREST PRODUCTS — 0.1%			4/15/20(3)	60,000	61,589
International Paper Co.,			Staples, Inc., 9.75%,
9.375%, 5/15/19(3)	250,000	318,511	1/15/14(3)	240,000	294,213
International Paper Co.,					815,482
7.30%, 11/15/39(3)	150,000	166,838	TOBACCO(2)
		485,349	Altria Group, Inc., 9.25%,
PHARMACEUTICALS — 0.4%			8/6/19(3)	150,000	185,595
Abbott Laboratories, 5.875%,			WIRELESS TELECOMMUNICATION SERVICES — 0.2%
5/15/16(3)	100,000	114,394	America Movil SAB de CV,
AstraZeneca plc, 5.40%,			5.00%, 10/16/19(3)(4)	200,000	202,177
9/15/12(3)	295,000	323,405	America Movil SAB de CV,
AstraZeneca plc, 5.90%,			5.00%, 3/30/20(3)(4)	110,000	111,305
9/15/17(3)	200,000	226,835	Rogers Cable, Inc., 6.25%,
GlaxoSmithKline Capital, Inc.,			6/15/13(3)	180,000	199,826
4.85%, 5/15/13(3)	180,000	196,064	Rogers Communications, Inc.,
Novartis Capital Corp., 4.40%,			6.80%, 8/15/18(3)	120,000	138,565
4/24/20(3)	190,000	194,062	SBA Telecommunications,
Pfizer, Inc., 7.20%, 3/15/39(3)	170,000	211,697	Inc., 8.25%, 8/15/19(3)(4)	120,000	129,300
Watson Pharmaceuticals,			Vodafone Group plc, 5.45%,
Inc., 5.00%, 8/15/14(3)	410,000	431,467	6/10/19(3)	110,000	115,995
Wyeth, 5.95%, 4/1/37(3)	272,000	293,691			897,168
		1,991,615	TOTAL CORPORATE BONDS
			(Cost $49,711,379)		52,880,286

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
U.S. Government Agency			FNMA, 6.50%, 8/1/37(3)	$ 1,233,977	$ 1,326,024
Mortgage-Backed Securities(5) — 10.5%			FNMA, 6.50%, 6/1/47(3)	58,302	62,742
			FNMA, 6.50%, 8/1/47(3)	259,501	279,264
FHLMC, 7.00%, 10/1/12(3)	$ 41,928	$ 44,364
			FNMA, 6.50%, 8/1/47(3)	269,229	289,732
FHLMC, 4.50%, 1/1/19(3)	1,395,243	1,472,621
			FNMA, 6.50%, 9/1/47(3)	171,571	184,637
FHLMC, 6.50%, 1/1/28(3)	90,438	99,435
			FNMA, 6.50%, 9/1/47(3)	200,351	215,609
FHLMC, 5.50%, 12/1/33(3)	769,587	817,814
			FNMA, 6.50%, 9/1/47(3)	647,306	696,603
FHLMC, 5.50%, 1/1/38(3)	2,083,374	2,205,468
			GNMA, 7.00%, 4/20/26(3)	151,685	169,536
FHLMC, 6.00%, 8/1/38(3)	682,897	731,977
			GNMA, 7.50%, 8/15/26(3)	80,697	91,083
FHLMC, 6.50%, 7/1/47(3)	121,338	131,089
			GNMA, 7.00%, 2/15/28(3)	32,480	36,456
FNMA, 6.50%, 5/1/11(3)	3,732	3,891
			GNMA, 7.50%, 2/15/28(3)	38,108	43,065
FNMA, 7.50%, 11/1/11(3)	43,247	45,147
			GNMA, 7.00%, 12/15/28(3)	38,627	43,355
FNMA, 6.50%, 5/1/13(3)	2,523	2,722
			GNMA, 7.00%, 5/15/31(3)	170,289	191,325
FNMA, 6.50%, 5/1/13(3)	5,154	5,560
			GNMA, 5.50%, 11/15/32(3)	1,027,051	1,099,619
FNMA, 6.50%, 6/1/13(3)	904	975
FNMA, 6.50%, 6/1/13(3)	8,106	8,744	TOTAL U.S. GOVERNMENT AGENCY
			MORTGAGE-BACKED SECURITIES
FNMA, 6.50%, 6/1/13(3)	13,194	14,232	(Cost $49,446,376)		52,579,359
FNMA, 6.50%, 6/1/13(3)	13,602	14,672	U.S. Government Agency Securities
FNMA, 6.00%, 1/1/14(3)	48,183	51,884	and Equivalents — 3.5%
FNMA, 6.00%, 4/1/14(3)	174,741	188,164
			FIXED-RATE U.S. GOVERNMENT
FNMA, 4.50%, 5/1/19(3)	1,611,239	1,698,330	AGENCY SECURITIES — 2.5%
FNMA, 5.00%, 9/1/20(3)	2,383,094	2,538,265	FHLB, 1.625%, 3/20/13(3)	1,000,000	1,000,717
FNMA, 6.50%, 1/1/28(3)	26,128	28,514	FHLB, 1.875%, 6/21/13	2,000,000	2,009,030
FNMA, 7.00%, 1/1/28(3)	86,448	96,590	FHLMC, 2.875%, 2/9/15(3)	2,900,000	2,933,350
FNMA, 6.50%, 1/1/29(3)	103,561	114,118	FNMA, 2.75%, 3/13/14(3)	4,000,000	4,088,908
FNMA, 7.50%, 7/1/29(3)	163,283	184,533	FNMA, 5.00%, 2/13/17(3)	2,200,000	2,418,605
FNMA, 7.50%, 9/1/30(3)	54,514	61,596			12,450,610
FNMA, 6.50%, 9/1/31(3)	84,772	93,413	GOVERNMENT-BACKED CORPORATE BONDS(6) — 1.0%
FNMA, 7.00%, 9/1/31(3)	35,031	39,228	Citigroup Funding, Inc.,
			1.875%, 11/15/12(3)	1,800,000	1,821,726
FNMA, 6.50%, 1/1/32(3)	146,986	161,970
FNMA, 7.00%, 6/1/32(3)	375,321	420,385	GMAC, Inc., 1.75%,
			10/30/12(3)	2,000,000	2,018,186
FNMA, 6.50%, 8/1/32(3)	154,468	170,214
			State Street Bank and Trust
FNMA, 5.50%, 6/1/33(3)	1,039,415	1,103,577	Co., 1.85%, 3/15/11(3)	1,000,000	1,011,987
FNMA, 5.50%, 7/1/33(3)	1,300,641	1,380,929			4,851,899
FNMA, 5.50%, 8/1/33(3)	1,193,089	1,266,738	TOTAL U.S. GOVERNMENT AGENCY
FNMA, 5.50%, 9/1/33(3)	753,311	799,812	SECURITIES AND EQUIVALENTS
			(Cost $16,933,756)		17,302,509
FNMA, 5.00%, 11/1/33(3)	3,793,092	3,961,884
FNMA, 5.50%, 1/1/34(3)	5,493,665	5,833,613	Commercial Mortgage-Backed
			Securities(5) — 1.2%
FNMA, 4.50%, 9/1/35(3)	3,541,881	3,604,455
FNMA, 5.00%, 2/1/36(3)	4,050,043	4,216,348	Commercial Mortgage
			Pass-Through Certificates,
FNMA, 5.50%, 4/1/36(3)	1,687,864	1,784,670	Series 2004 LB3A, Class A4
FNMA, 5.50%, 5/1/36(3)	3,362,250	3,555,089	SEQ, VRN, 5.23%, 5/3/10(3)	600,000	624,595
FNMA, 5.50%, 2/1/37(3)	1,163,389	1,228,296
FNMA, 6.00%, 7/1/37	7,200,430	7,668,983

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Commercial Mortgage			Collateralized Mortgage
Pass-Through Certificates,
Series 2005 F10A, Class A1,			Obligations(5) — 0.8%
VRN, 0.35%, 5/17/10, resets			PRIVATE SPONSOR COLLATERALIZED
monthly off the 1-month			MORTGAGE OBLIGATIONS — 0.5%
LIBOR plus 0.10% with			Banc of America Alternative
no caps(3)(4)	$ 46,428	$ 45,458
			Loan Trust, Series 2007-2,
Credit Suisse Mortgage			Class 2A4, 5.75%, 6/25/37(3)	$ 736,078	$ 535,452
Capital Certificates, Series			Countrywide Home Loan
2007 TF2A, Class A1, VRN,			Mortgage Pass-Through Trust,
0.43%, 5/17/10, resets			Series 2005-17, Class 1A11,
monthly off the 1-month			5.50%, 9/25/35(3)	477,275	456,790
LIBOR plus 0.18% with
no caps(3)(4)	584,918	519,653	Countrywide Home Loan
			Mortgage Pass-Through Trust,
Greenwich Capital			Series 2007-16, Class A1,
Commercial Funding Corp.,			6.50%, 10/25/37(3)	403,011	349,344
Series 2006 FL4A, Class A1,
VRN, 0.34%, 5/5/10, resets			Credit Suisse First Boston
monthly off the 1-month			Mortgage Securities Corp.,
LIBOR plus 0.09% with			Series 2003 AR28, Class 2A1,
no caps(3)(4)	79,625	75,039	VRN, 3.05%, 5/3/10(3)	692,963	662,690
GS Mortgage Securities			MASTR Alternative Loans
Corp. II, Series 2005 GG4,			Trust, Series 2003-8,
Class A4A SEQ, 4.75%,			Class 4A1, 7.00%, 12/25/33(3)	61,655	62,032
7/10/39(3)	1,000,000	1,023,628	Wells Fargo Mortgage-
LB-UBS Commercial			Backed Securities Trust,
Mortgage Trust, Series			Series 2005-17, Class 1A1,
2004 C2, Class A4 SEQ,			5.50%, 1/25/36	431,550	414,319
4.37%, 3/15/36(3)	1,000,000	1,013,392			2,480,627
LB-UBS Commercial			U.S. GOVERNMENT AGENCY COLLATERALIZED
Mortgage Trust, Series			MORTGAGE OBLIGATIONS — 0.3%
2005 C2, Class A2 SEQ,			FHLMC, Series 77, Class H,
4.82%, 4/15/30(3)	870,688	870,679	8.50%, 9/15/20(3)	164,791	182,989
Merrill Lynch Floating Trust,			FHLMC, Series 2926,
Series 2006-1, Class A1,			Class EW SEQ, 5.00%,
VRN, 0.32%, 5/17/10, resets			1/15/25(3)	1,200,000	1,271,998
monthly off the 1-month
LIBOR plus 0.07% with					1,454,987
no caps(3)(4)	536,869	502,219	TOTAL COLLATERALIZED
Morgan Stanley Capital I,			MORTGAGE OBLIGATIONS
Series 2003 T11, Class A3			(Cost $4,026,280)		3,935,614
SEQ, 4.85%, 6/13/41(3)	405,558	413,500	Municipal Securities — 0.6%
Wachovia Bank Commercial			California GO, (Building
Mortgage Trust, Series			Bonds), 7.30%, 10/1/39(3)	400,000	430,636
2004 C11, Class A3, 4.72%,
1/15/41(3)	300,000	304,199	Illinois GO, (Taxable Pension),
			5.10%, 6/1/33(3)	300,000	259,758
Wachovia Bank Commercial
Mortgage Trust, Series			Illinois GO, Series 2010-3,
2006 C23, Class A4, VRN,			(Building Bonds), 6.73%,
5.42%, 5/3/10(3)	500,000	508,810	4/1/35	110,000	114,303
TOTAL COMMERCIAL			Missouri Highways &
MORTGAGE-BACKED SECURITIES			Transportation Commission
(Cost $5,986,517)		5,901,172	Rev., (Building Bonds),
			5.45%, 5/1/33(3)	130,000	130,424

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Municipal Electric Auth.			Sovereign Governments &
of Georgia Rev., (Building
Bonds), 6.64%, 4/1/57(3)	$ 190,000	$ 201,398	Agencies — 0.2%
New Jersey State Turnpike			BRAZIL — 0.1%
Auth. Rev., Series 2009 F,			Brazilian Government
(Building Bonds), 7.41%,			International Bond, 5.875%,
1/1/40(3)	100,000	122,219	1/15/19(3)	$ 340,000	$ 366,690
New York GO, (Building			CANADA(2)
Bonds), 5.97%, 3/1/36(3)	230,000	237,312
			Hydro Quebec, 8.40%,
New York State Dormitory			1/15/22(3)	145,000	190,731
Auth. Rev., (Building Bonds),
5.63%, 3/15/39(3)	180,000	181,632	MEXICO — 0.1%
Oregon State Department of			United Mexican States,
			5.95%, 3/19/19(3)	420,000	454,020
Transportation Highway
Usertax Rev., Series 2010 A,			United Mexican States,
(Building Bonds), 5.83%,			6.05%, 1/11/40(3)	60,000	59,100
11/15/34(3)	70,000	74,004			513,120
San Diego County Water			TOTAL SOVEREIGN
Auth. Rev., Series 2010 B,			GOVERNMENTS & AGENCIES
(Building Bonds), 6.14%,			(Cost $1,009,819)		1,070,541
5/1/49(3)	220,000	229,027
			Asset-Backed Securities(2)(5)
Texas GO, (Building Bonds),
5.52%, 4/1/39(3)	340,000	359,176	CNH Equipment Trust, Series
University of California Rev.,			2007 C, Class A3A SEQ,
(Building Bonds), 5.77%,			5.21%, 12/15/11(3)
5/15/43(3)	230,000	233,064	(Cost $15,511)	15,511	15,541
Utah GO, Series 2009 D,			Temporary Cash Investments — 0.8%
(Building Bonds), 4.55%,			JPMorgan U.S. Treasury
7/1/24(3)	380,000	385,700
			Plus Money Market Fund
TOTAL MUNICIPAL SECURITIES			Agency Shares
(Cost $2,891,920)		2,958,653	(Cost $4,059,630)	4,059,630	4,059,630
			TOTAL INVESTMENT
			SECURITIES — 99.8%
			(Cost $436,015,786)		500,234,817
			OTHER ASSETS AND
			LIABILITIES — 0.2%		961,190
			TOTAL NET ASSETS — 100.0%		$501,196,007

Balanced

Futures Contracts
Underlying Face
Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
36	U.S. Long Bond	June 2010	$4,286,250	$ 97,465
30	U.S. Treasury 10-Year Notes	June 2010	3,537,188	55,714
$7,823,438	$153,179

Underlying Face
Contracts Sold	Expiration Date	Amount at Value	Unrealized Gain (Loss)
113	U.S. Treasury 2-Year Notes	June 2010	$24,586,328	$(70,097)

Swap Agreements
Notional Amount Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT – BUY PROTECTION
$2,650,000 Pay quarterly a fixed rate equal to 0.12% per annum	—	$81,111
multiplied by the notional amount and receive from
Barclays Bank plc upon each default event of Pfizer,
Inc., par value of the proportional notional amount of
Pfizer, Inc., 4.65%, 3/1/18. Expires March 2017.

Notes to Schedule of Investments
Equivalent = Security whose principal payments are backed by the full faith and credit of the United States
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GMAC = General Motors Acceptance Corporation
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. — UBS AG
LIBOR = London Interbank Offered Rate
MASTR = Mortgage Asset Securitization Transactions, Inc.
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEQ = Sequential Payer
SPDR = Standard & Poor’s Depositary Receipts
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1) Non-income producing.
(2) Category is less than 0.05% of total net assets.
(3) Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $32,491,000
(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $5,765,945 which represented 1.2% of total net assets.
(5) Final maturity indicated, unless otherwise noted.
(6) The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or
December 31, 2012.

See Notes to Financial Statements.

Statement of Assets and Liabilities

APRIL 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $436,015,786)			$500,234,817
Receivable for investments sold			274,375
Receivable for capital shares sold			326,906
Receivable for variation margin on futures contracts			44,438
Swap agreements, at value			81,111
Dividends and interest receivable			1,781,697
			502,743,344

Liabilities
Payable for investments purchased			833,830
Payable for capital shares redeemed			322,473
Payable for variation margin on futures contracts			21,188
Accrued management fees			369,846
			1,547,337

Net Assets			$501,196,007

Net Assets Consist of:
Capital (par value and paid-in surplus)			$496,582,734
Undistributed net investment income			618,115
Accumulated net realized loss on investment transactions			(60,388,066)
Net unrealized appreciation on investments			64,383,224
			$501,196,007

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	494,058,465	33,373,146	$14.80
Institutional Class, $0.01 Par Value	7,137,542	482,055	$14.81

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,367)	$ 2,799,582
Interest	3,926,427
6,726,009

Expenses:
Management fees	2,169,943
Directors’ fees and expenses	6,583
Other expenses	17
2,176,543

Net investment income (loss)	4,549,466

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	20,742,373
Futures contract transactions	(451,376)
Swap agreement transactions	(1,607)
20,289,390

Change in net unrealized appreciation (depreciation) on:
Investments	21,532,903
Futures contracts	83,082
Swap agreements	1,648
21,617,633

Net realized and unrealized gain (loss)	41,907,023

Net Increase (Decrease) in Net Assets Resulting from Operations	$46,456,489

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 4,549,466	$ 9,562,286
Net realized gain (loss)	20,289,390	(66,504,105)
Change in net unrealized appreciation (depreciation)	21,617,633	97,846,814
Net increase (decrease) in net assets resulting from operations	46,456,489	40,904,995

Distributions to Shareholders
From net investment income:
Investor Class	(4,798,904)	(9,841,987)
Institutional Class	(72,560)	(144,934)
Decrease in net assets from distributions	(4,871,464)	(9,986,921)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(5,821,304)	(11,382,316)

Net increase (decrease) in net assets	35,763,721	19,535,758

Net Assets
Beginning of period	465,432,286	445,896,528
End of period	$501,196,007	$465,432,286

Undistributed net investment income	$618,115	$940,113

See Notes to Financial Statements.

Notes to Financial Statements

APRIL 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income. The fund pursues its objective by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.900% for the Investor Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the six months ended April 30, 2010 was 0.90% and 0.70% for the Investor Class and Institutional Class, respectively.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the six months ended April 30, 2010, totaled $180,226,936, of which $48,311,300 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the six months ended April 30, 2010, totaled $187,242,954, of which $47,561,426 represented U.S. Treasury and Agency obligations.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended April 30, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	250,000,000		250,000,000
Sold	1,656,442	$ 23,807,587	2,879,604	$ 35,959,986
Issued in reinvestment of distributions	324,483	4,669,077	781,150	9,583,804
Redeemed	(2,411,292)	(34,626,888)	(4,611,319)	(56,808,243)
	(430,367)	(6,150,224)	(950,565)	(11,264,453)
Institutional Class/Shares Authorized	15,000,000		15,000,000
Sold	47,213	690,792	85,033	1,029,943
Issued in reinvestment of distributions	5,042	72,560	11,787	144,934
Redeemed	(30,158)	(434,432)	(104,985)	(1,292,740)
	22,097	328,920	(8,165)	(117,863)
Net increase (decrease)	(408,270)	$ (5,821,304)	(958,730)	$(11,382,316)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of April 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$302,334,049	—	—
U.S. Treasury Securities	—	$ 57,197,463	—
Corporate Bonds	—	52,880,286	—
U.S. Government Agency Mortgage-Backed Securities	—	52,579,359	—
U.S. Government Agency Securities and Equivalents	—	17,302,509	—
Commercial Mortgage-Backed Securities	—	5,901,172	—
Collateralized Mortgage Obligations	—	3,935,614	—
Municipal Securities	—	2,958,653	—
Sovereign Governments & Agencies	—	1,070,541	—
Asset-Backed Securities	—	15,541	—
Temporary Cash Investments	4,059,630	—	—
Total Value of Investment Securities	$306,393,679	$193,841,138	—

Other Financial Instruments
Futures Contracts	$83,082	—	—
Swap Agreements	—	$81,111	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$83,082	$81,111	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/ seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of April 30, 2010

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Credit Risk	Swap agreements	$ 81,111	Swap agreements	—
Interest Rate Risk	Receivable for variation margin	44,438	Payable for variation margin	$21,188
	on futures contracts		on futures contracts
		$125,549		$21,188

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2010

Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on Statement		Location on Statement
Type of Derivative	of Operations	Value	of Operations	Value
Credit Risk	Net realized gain (loss) on	$ (1,607)	Change in net unrealized	$ 1,648
	swap agreement transactions		appreciation (depreciation)
on swap agreements
Equity Price Risk	Net realized gain (loss) on	(336,473)	Change in net unrealized	—
	futures contract transactions		appreciation (depreciation)
on futures contracts
Interest Rate Risk	Net realized gain (loss) on	(114,903)	Change in net unrealized	83,082
	futures contract transactions		appreciation (depreciation)
on futures contracts
		$(452,983)		$ 84,730

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended April 30, 2010, the fund did not utilize the program.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$446,167,892
Gross tax appreciation of investments	$57,786,925
Gross tax depreciation of investments	(3,720,000)
Net tax appreciation (depreciation) of investments	$54,066,925

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2009, the fund had accumulated capital losses of $(68,611,958), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(7,757,812) and $(60,854,146) expire in 2016 and 2017, respectively.

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval.

Financial Highlights

Balanced

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$13.58	$12.66	$17.47	$17.03	$16.52	$15.73
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.13	0.28	0.37	0.35	0.35	0.31
Net Realized and
Unrealized Gain (Loss)	1.23	0.93	(3.69)	1.11	1.40	0.77
Total From
Investment Operations	1.36	1.21	(3.32)	1.46	1.75	1.08
Distributions
From Net
Investment Income	(0.14)	(0.29)	(0.37)	(0.36)	(0.35)	(0.29)
From Net
Realized Gains	—	—	(1.12)	(0.66)	(0.89)	—
Total Distributions	(0.14)	(0.29)	(1.49)	(1.02)	(1.24)	(0.29)
Net Asset Value,
End of Period	$14.80	$13.58	$12.66	$17.47	$17.03	$16.52

Total Return(3)	10.07%	9.81%	(20.52)%	8.92%	11.04%	6.89%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.90%(4)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.88%(4)	2.21%	2.42%	2.08%	2.13%	1.89%
Portfolio Turnover Rate	38%	110%	153%	161%	197%	206%
Net Assets, End of Period
(in millions)	$494	$459	$440	$636	$637	$615
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Balanced

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$13.59	$12.66	$17.47	$17.04	$16.53	$15.73
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.15	0.30	0.39	0.39	0.38	0.33
Net Realized and
Unrealized Gain (Loss)	1.23	0.94	(3.68)	1.09	1.40	0.80
Total From
Investment Operations	1.38	1.24	(3.29)	1.48	1.78	1.13
Distributions
From Net
Investment Income	(0.16)	(0.31)	(0.40)	(0.39)	(0.38)	(0.33)
From Net
Realized Gains	—	—	(1.12)	(0.66)	(0.89)	—
Total Distributions	(0.16)	(0.31)	(1.52)	(1.05)	(1.27)	(0.33)
Net Asset Value,
End of Period	$14.81	$13.59	$12.66	$17.47	$17.04	$16.53

Total Return(3)	10.18%	10.11%	(20.37)%	9.07%	11.26%	7.17%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.70%(4)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	2.08%(4)	2.41%	2.62%	2.28%	2.33%	2.09%
Portfolio Turnover Rate	38%	110%	153%	161%	197%	206%
Net Assets, End of Period
(in thousands)	$7,138	$6,249	$5,927	$1,338	$1,228	$1,237
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management

Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. Agencies Index is the agencies component of the U.S. Aggregate: Government-Related Index.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate Investment-Grade Index is the Corporate component of the U.S. Credit Index, which includes publicly issued U.S. and foreign debentures and secured notes that are SEC-registered and meet the specified maturity, liquidity, and quality requirements.

The Barclays Capital U.S. Mortgage-Backed Securities Index is a component of the U.S. Aggregate Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more and excludes zero coupon strips.

The blended index is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund’s assets invested in stocks. The old blended index’s remaining 40% was represented by Citigroup US Broad Investment-Grade Bond Index, which reflects the roughly 40% of the fund’s assets invested in fixed-income securities. However, the new blended index’s remaining 40% is represented by the Barclays Capital U.S. Aggregate Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.
The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1006
CL-SAN-68434

Semiannual Report
April 30, 2010

American Century Investments®

Select Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Select

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	24

Other Information

Board Approval of Management Agreements	30
Additional Information	36
Index Definitions	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended April 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity — Large Cap

Stocks Continued to Advance

U.S. stocks maintained their upward trajectory during the six months ended April 30, 2010. The main factors behind the market’s continued rally, which began in March 2009, included a strengthening economy and corporate earnings that exceeded expectations.

After a severe recession between mid-2008 and mid-2009, the U.S. economy delivered positive growth in the last two quarters of 2009 and the first quarter of 2010. Improving economic indicators included an increase in manufacturing activity, rising consumer spending, and evidence that the worst of the housing market decline had passed. Although the unemployment rate remained near the 26-year high it set in October 2009, job growth turned positive during the last few months of the period.

In addition to improving economic data, stocks got a lift from better-than-anticipated corporate profits. Revenues for many companies began to improve, resulting in flat to modestly positive growth rates on a year-over-year basis, while corporate profits improved significantly as businesses effectively managed their cost structures. Furthermore, demand for big-ticket items such as appliances, automobiles, and computers increased sharply after many consumers and businesses postponed purchases of these products when the economy was in recession.

Toward the end of the period, the stock market rally eased as concerns about sovereign debt problems in Greece and elsewhere in Europe emerged. Overall, however, the major equity indices (as illustrated in the table below) returned more than 15% for the six months.

Small Cap and Value Outperformed

Small-cap stocks led the equity market’s advance, returning more than 25% for the six-month period. Smaller stocks produced the strongest rebound after lagging during the market’s 2008 downturn. In addition, smaller companies enjoyed greater profitability thanks to significant operating leverage, which enabled them to benefit the most from improved cost management.

In the large-cap segment of the market, value shares modestly outpaced their growth-oriented counterparts for the period. The financials sector, which is by far the heaviest sector weighting in most value indices, was among the top-performing sectors in the stock market during the six-month period.

U.S. Stock Index Returns
For the six months ended April 30, 2010*
Russell 1000 Index (Large-Cap)	16.77%	Russell 2000 Index (Small-Cap)	28.17%
Russell 1000 Value Index	17.77%	Russell 2000 Value Index	30.66%
Russell 1000 Growth Index	15.79%	Russell 2000 Growth Index	25.49%
Russell Midcap Index	24.93%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	26.54%
Russell Midcap Growth Index	23.23%

4

Performance

Select

Total Returns as of April 30, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	TWCIX	12.97%	35.11%	1.96%	-2.47%	12.15%	6/30/71(2)
Russell 1000
Growth Index(3)	—	15.79%	38.16%	4.05%	-3.64%	N/A(4)	—
Institutional Class	TWSIX	13.11%	35.39%	2.16%	-2.27%	4.04%	3/13/97
A Class(5)	TWCAX						8/8/97
No sales charge*		12.82%	34.75%	1.70%	-2.71%	2.10%
With sales charge*		6.32%	26.99%	0.50%	-3.29%	1.62%
B Class	ABSLX						1/31/03
No sales charge*		12.42%	33.76%	0.93%	—	3.72%
With sales charge*		7.42%	29.76%	0.74%	—	3.72%
C Class	ACSLX						1/31/03
No sales charge*		12.41%	33.71%	0.94%	—	3.73%
With sales charge*		11.41%	33.71%	0.94%	—	3.73%
R Class	ASERX	12.70%	34.44%	—	—	-0.25%	7/29/05
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Although the fund’s actual inception date was 10/31/58, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.
(3)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(4) Benchmark began 12/29/78.
(5)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Select

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	2.00%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Select

Portfolio Managers: Keith Lee and Michael Li

Performance Summary

Select returned 12.97%* for the six months ended April 30, 2010, compared with the 15.79% return of its benchmark, the Russell 1000 Growth Index, and the 15.66%** return of the S&P 500 Index, a broader market measure.

As discussed in the Market Perspective on page 4, U.S. stock indices gained during the reporting period amid signs of stabilizing economic conditions and improving investor sentiment. Price momentum and growth, two factors that the Select team looks for in portfolio holdings, were not rewarded during the reporting period. Instead, lower-quality stocks continued to drive market strength. As a result, Select’s focus on high-quality companies hurt relative performance.

Within the portfolio, security selection in the health care and financials sectors accounted for the bulk of Select’s underperformance relative to the benchmark, although the portfolio derived positive absolute results from these sectors. Stock selection in the industrials and materials sectors also trimmed relative returns. Partially offsetting those relative losses, effective stock decisions in the energy sector modestly helped relative performance.

Health Care, Financials Detracted from Relative Returns

The health care sector was a key source of underperformance relative to the benchmark. Holdings in the biotechnology industry included a detrimental overweight stake in Gilead Sciences, Inc. Although the drugmaker reported a 45% increase in quarterly profit for the first quarter of 2010, it lowered guidance for the upcoming 12-month period due to recently passed health care reform legislation. Similarly, within the health care equipment industry, a significant overweight stake in Baxter International hurt absolute and relative returns as the medical device company revised guidance downward to account for health care reform. Health care provider Medco Health Solutions Inc. also experienced a share price decline late in the reporting period due to fear of increasing price competition.

The financials sector also was home to underperforming holdings. Detrimental positions in the diversified financial services industry included JPMorgan Chase. Although the company has gained ground in the past 12 months, its share price stumbled during the period amid concerns about the potential impact of pending financial reforms. Late in the period, though, improved earnings levels for the first quarter of 2010 helped its share price recover some of those losses. Elsewhere in the financials sector, poor stock decisions in the insurance industry detracted from relative performance.

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

**The S&P 500 Index average annual returns were 38.84%, 2.63% and -0.19% for the one-, five- and 10-year periods ended April 30, 2010, respectively, and 10.00% since the fund’s inception.

7

Select

Industrials, Materials Lagged Benchmark

Within the industrials sector, Select avoided the airlines industry altogether. This decision proved detrimental as the industry group rebounded during the period as demand increased. Likewise, avoiding the air freight and logistics industry, as well as railroad stocks, hurt relative performance. Increased industrial production during the reporting period translated into rising shipping volumes, lifting the share prices of these companies in the benchmark. Select did not participate in this rebound.

Much of the underperformance in the materials sector came from the chemicals industry, and, in particular, a single company: agricultural products maker Monsanto. The company faced intense price competition with its Round-Up herbicide business, as well as tepid demand for its new seed products because of relatively high prices. However, Monsanto is making some pricing adjustments to improve sales of its new seeds, and we continue to believe that the company is well positioned to benefit from the long-term trend of growing global demand for food and agriculture.

Information Technology Hurt, but Some Holdings Helped

Select’s holdings in the information technology sector collectively underper-formed the benchmark. Some positions, however, contributed meaningfully to positive absolute and relative performance. Select maintained an overweight stake in internet search company Baidu, which represented the largest single contribution to relative returns for the period. Baidu’s share price gained 82% as it demonstrated strong growth in paid advertising for its traditional and wireless internet search platforms in China.

Energy, Utilities Helped

The energy sector was a source of outperformance relative to Select’s benchmark. Within the oil, gas, and consumable fuels industry group, Select benefited from avoiding diversified oil company Exxon Mobil, whose share price declined for the period. Select maintained a meaningful stake in Occidental Petroleum, which is not a member of the benchmark. The oil and gas exploration and production company has good production growth and a low risk profile compared with its peers, with an emphasis on developing existing oil wells rather than on new exploration.

Select also sidestepped the utilities sector altogether. This decision benefited relative returns as the sector lagged most other sectors in the benchmark.

Starting Point for Next Reporting Period

The environment for growth and momentum oriented investment styles continued to be challenging during the reporting period. Select’s investment process, which emphasizes these characteristics, experienced a significant headwind as a result. Going forward, we remain confident in our investment beliefs that stocks which exhibit high quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term.

8

Select

Top Ten Holdings
% of net assets
as of 4/30/10
Apple, Inc.	5.2%
Google, Inc., Class A	4.0%
Wal-Mart Stores, Inc.	2.8%
Hewlett-Packard Co.	2.8%
Microsoft Corp.	2.6%
Cisco Systems, Inc.	2.5%
EMC Corp.	2.5%
Medco Health Solutions, Inc.	2.3%
TJX Cos., Inc. (The)	2.2%
General Dynamics Corp.	2.2%

Top Five Industries
% of net assets
as of 4/30/10
Computers & Peripherals	12.0%
Software	7.2%
Pharmaceuticals	5.8%
Internet Software & Services	5.7%
Food & Staples Retailing	4.8%

Types of Investments in Portfolio
% of net assets
as of 4/30/10
Domestic Common Stocks	89.4%
Foreign Common Stocks*	9.7%
Total Common Stocks	99.1%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	0.4%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	11/1/09	4/30/10	11/1/09 – 4/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,129.70	$5.28	1.00%
Institutional Class	$1,000	$1,131.10	$4.23	0.80%
A Class	$1,000	$1,128.20	$6.60	1.25%
B Class	$1,000	$1,124.20	$10.53	2.00%
C Class	$1,000	$1,124.10	$10.53	2.00%
R Class	$1,000	$1,127.00	$7.91	1.50%
Hypothetical
Investor Class	$1,000	$1,019.84	$5.01	1.00%
Institutional Class	$1,000	$1,020.83	$4.01	0.80%
A Class	$1,000	$1,018.60	$6.26	1.25%
B Class	$1,000	$1,014.88	$9.99	2.00%
C Class	$1,000	$1,014.88	$9.99	2.00%
R Class	$1,000	$1,017.36	$7.50	1.50%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Select

APRIL 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 99.1%			FOOD & STAPLES RETAILING — 4.8%
AEROSPACE & DEFENSE — 3.8%			Costco Wholesale Corp.	596,500	$ 35,241,220
General Dynamics Corp.	505,100	$ 38,569,436	Wal-Mart Stores, Inc.	913,500	49,009,275
Rockwell Collins, Inc.	431,104	28,021,760			84,250,495
		66,591,196	FOOD PRODUCTS — 1.0%
BEVERAGES — 2.6%			Mead Johnson Nutrition Co.	339,000	17,495,790
Coca-Cola Co. (The)	469,600	25,100,120	HEALTH CARE EQUIPMENT & SUPPLIES — 2.8%
Diageo plc	1,251,800	21,347,921	Baxter International, Inc.	234,900	11,091,978
		46,448,041	Medtronic, Inc.	587,400	25,663,506
			Mindray Medical
BIOTECHNOLOGY — 1.8%			International Ltd. ADR	353,000	13,484,600
Gilead Sciences, Inc.(1)	802,000	31,815,340
					50,240,084
CAPITAL MARKETS — 3.5%			HEALTH CARE PROVIDERS & SERVICES — 4.3%
Bank of New York			Medco Health
Mellon Corp. (The)	1,125,900	35,049,267	Solutions, Inc.(1)	700,115	41,250,776
Franklin Resources, Inc.	229,300	26,516,252	UnitedHealth Group, Inc.	1,124,374	34,079,776
		61,565,519			75,330,552
CHEMICALS — 2.5%			HOTELS, RESTAURANTS & LEISURE — 3.8%
Monsanto Co.	449,900	28,370,694	International Game
Potash Corp. of			Technology	1,572,500	33,148,300
Saskatchewan, Inc.	145,000	16,022,500	McDonald’s Corp.	475,655	33,576,486
		44,393,194			66,724,786
COMMUNICATIONS EQUIPMENT — 4.4%			HOUSEHOLD DURABLES — 1.4%
Cisco Systems, Inc.(1)	1,627,456	43,811,116	Harman International
QUALCOMM, Inc.	892,000	34,556,080	Industries, Inc.(1)	626,400	24,730,272
		78,367,196	HOUSEHOLD PRODUCTS — 1.7%
COMPUTERS & PERIPHERALS — 12.0%			Colgate-Palmolive Co.	353,400	29,720,940
Apple, Inc.(1)	352,000	91,914,240	INSURANCE — 1.0%
EMC Corp.(1)	2,285,226	43,442,146	Travelers Cos., Inc. (The)	352,800	17,901,072
Hewlett-Packard Co.	940,625	48,884,281	INTERNET & CATALOG RETAIL — 0.7%
Teradata Corp.(1)	960,900	27,933,363	Amazon.com, Inc.(1)	88,500	12,129,810
		212,174,030	INTERNET SOFTWARE & SERVICES — 5.7%
DIVERSIFIED FINANCIAL SERVICES — 2.5%			Baidu, Inc. ADR(1)	42,800	29,502,040
CME Group, Inc.	52,200	17,143,002	Google, Inc., Class A(1)	133,700	70,251,328
Hong Kong Exchanges					99,753,368
and Clearing Ltd.	628,500	10,288,936	IT SERVICES — 2.0%
JPMorgan Chase & Co.	405,900	17,283,222	MasterCard, Inc., Class A	143,600	35,618,544
		44,715,160	LEISURE EQUIPMENT & PRODUCTS — 1.7%
ELECTRICAL EQUIPMENT — 4.1%			Hasbro, Inc.	761,800	29,222,648
ABB Ltd. ADR(1)	1,850,600	35,457,496	MACHINERY — 1.1%
Emerson Electric Co.	712,700	37,224,321	Parker-Hannifin Corp.	274,000	18,955,320
		72,681,817	OIL, GAS & CONSUMABLE FUELS — 1.8%
ENERGY EQUIPMENT & SERVICES — 2.9%			Occidental Petroleum Corp.	364,000	32,272,240
National Oilwell Varco, Inc.	125,000	5,503,750
Schlumberger Ltd.	412,367	29,451,251
Transocean Ltd.(1)	213,300	15,453,585
		50,408,586

12

Select

		Shares	Value	Shares		Value
PHARMACEUTICALS — 5.8%				TEXTILES, APPAREL & LUXURY GOODS — 2.7%
Abbott Laboratories		477,200	$ 24,413,552	Coach, Inc.	756,900	$ 31,600,575
Allergan, Inc.		533,800	33,997,722	Hanesbrands, Inc.(1)	570,700	16,247,829
Johnson & Johnson		413,800	26,607,340			47,848,404
Teva Pharmaceutical				TOBACCO — 1.6%
Industries Ltd. ADR		287,100	16,861,383	Philip Morris
			101,879,997	International, Inc.	570,000	27,975,600
PROFESSIONAL SERVICES — 1.4%				TOTAL COMMON STOCKS
Robert Half				(Cost $1,470,918,626)		1,747,774,019
International, Inc.		504,900	13,824,162	Temporary Cash Investments — 0.5%
Verisk Analytics, Inc.,
Class A(1)		383,100	10,734,462	JPMorgan U.S. Treasury
				Plus Money Market Fund
			24,558,624	Agency Shares	9,545	9,545
SEMICONDUCTORS & SEMICONDUCTOR				Repurchase Agreement, Bank of America
EQUIPMENT — 2.2%				Securities, LLC, (collateralized by various
Linear Technology Corp.		1,261,200	37,911,672	U.S. Treasury obligations, 4.375%,
SOFTWARE — 7.2%				2/15/38, valued at $8,634,699), in a joint
Adobe Systems, Inc.(1)		1,005,800	33,784,822	trading account at 0.15%, dated 4/30/10,
				due 5/3/10 (Delivery value $8,400,105)		8,400,000
Microsoft Corp.		1,516,700	46,320,018	TOTAL TEMPORARY
Nintendo Co. Ltd.		39,600	13,309,172	CASH INVESTMENTS
Nuance Communications,				(Cost $8,409,545)		8,409,545
Inc.(1)		628,000	11,473,560	TOTAL INVESTMENT
Oracle Corp.		888,000	22,945,920	SECURITIES — 99.6%
			127,833,492	(Cost $1,479,328,171)		1,756,183,564
SPECIALTY RETAIL — 4.3%				OTHER ASSETS AND
				LIABILITIES — 0.4%		7,710,814
Lowe’s Cos., Inc.		1,377,500	37,357,800	TOTAL NET ASSETS — 100.0%		$1,763,894,378
TJX Cos., Inc. (The)		839,500	38,902,430
			76,260,230

Forward Foreign Currency Exchange Contracts
Contracts to Sell			Settlement Date	Value	Unrealized Gain (Loss)
7,135,260	GBP for USD		5/28/10	$10,916,163	$(81,199)
625,680,000	JPY for USD		5/28/10	6,662,279	53,115
				$17,578,442	$(28,084)
(Value on Settlement Date $17,550,358)

Notes to Schedule of Investments
ADR = American Depositary Receipt
GBP = British Pound
JPY = Japanese Yen
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

APRIL 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,479,328,171)			$1,756,183,564
Receivable for investments sold			9,403,352
Receivable for capital shares sold			168,820
Receivable for forward foreign currency exchange contracts			53,115
Dividends and interest receivable			1,509,016
			1,767,317,867

Liabilities
Payable for investments purchased			1,386,678
Payable for capital shares redeemed			463,260
Payable for forward foreign currency exchange contracts			81,199
Accrued management fees			1,485,774
Service fees (and distribution fees — A Class and R Class) payable			5,014
Distribution fees payable			1,564
			3,423,489

Net Assets			$1,763,894,378

Net Assets Consist of:
Capital (par value and paid-in surplus)			$1,662,634,210
Undistributed net investment income			3,107,575
Accumulated net realized loss on investment and foreign currency transactions			(178,671,327)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies			276,823,920
			$1,763,894,378

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,735,387,753	50,476,466	$34.38
Institutional Class, $0.01 Par Value	$4,814,428	138,556	$34.75
A Class, $0.01 Par Value	$21,219,345	626,016	$33.90*
B Class, $0.01 Par Value	$1,993,174	60,818	$32.77
C Class, $0.01 Par Value	$453,263	13,816	$32.81
R Class, $0.01 Par Value	$26,415	775	$34.08
*Maximum offering price $35.97 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $9,027)	$ 11,647,819
Interest	3,117
11,650,936

Expenses:
Management fees	8,604,501
Distribution fees:
B Class	7,765
C Class	1,418
Service fees:
B Class	2,588
C Class	473
Distribution and service fees:
A Class	25,955
R Class	68
Directors’ fees and expenses	23,653
8,666,421

Net investment income (loss)	2,984,515

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	14,398,570
Foreign currency transactions	1,495,405
15,893,975

Change in net unrealized appreciation (depreciation) on:
Investments	188,970,549
Translation of assets and liabilities in foreign currencies	80,178
189,050,727

Net realized and unrealized gain (loss)	204,944,702

Net Increase (Decrease) in Net Assets Resulting from Operations	$207,929,217

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 2,984,515	$ 11,116,283
Net realized gain (loss)	15,893,975	(174,653,037)
Change in net unrealized appreciation (depreciation)	189,050,727	412,450,732
Net increase (decrease) in net assets resulting from operations	207,929,217	248,913,978

Distributions to Shareholders
From net investment income:
Investor Class	(8,227,971)	(14,095,648)
Institutional Class	(28,810)	(1,087,962)
A Class	(49,312)	(144,697)
B Class	—	(1,824)
C Class	—	(287)
R Class	—	(175)
Decrease in net assets from distributions	(8,306,093)	(15,330,593)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(53,524,667)	(181,643,233)

Net increase (decrease) in net assets	146,098,457	51,940,152

Net Assets
Beginning of period	1,617,795,921	1,565,855,769
End of period	$1,763,894,378	$1,617,795,921

Undistributed net investment income	$3,107,575	$8,429,153

See Notes to Financial Statements.

16

Notes to Financial Statements

APRIL 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Select Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by purchasing stocks of larger-sized companies that management believes will increase in value over time. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

17

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

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2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the six months ended April 30, 2010 was 1.00% for the Investor Class, A Class, B Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended April 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2010, were $218,613,408 and $287,614,227, respectively.

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4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended April 30, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	300,000,000		300,000,000
Sold	701,100	$ 23,398,994	1,400,628	$ 36,567,221
Issued in reinvestment of distributions	238,915	7,886,605	571,178	13,496,935
Redeemed	(2,510,967)	(83,909,202)	(5,114,851)	(131,631,069)
	(1,570,952)	(52,623,603)	(3,143,045)	(81,566,913)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	19,094	646,899	24,800	656,737
Issued in reinvestment of distributions	851	28,366	45,572	1,087,343
Redeemed	(9,060)	(309,143)	(3,498,181)	(98,618,933)
	10,885	366,122	(3,427,809)	(96,874,853)
A Class/Shares Authorized	75,000,000		75,000,000
Sold	35,223	1,157,300	108,639	2,795,413
Issued in reinvestment of distributions	1,473	47,993	6,049	140,997
Redeemed	(69,000)	(2,247,644)	(208,719)	(5,214,096)
	(32,304)	(1,042,351)	(94,031)	(2,277,686)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	925	27,964	3,185	78,585
Issued in reinvestment of distributions	—	—	76	1,743
Redeemed	(10,246)	(325,615)	(37,234)	(895,666)
	(9,321)	(297,651)	(33,973)	(815,338)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	5,263	163,247	2,023	54,994
Issued in reinvestment of distributions	—	—	9	204
Redeemed	(2,202)	(69,724)	(7,003)	(170,151)
	3,061	93,523	(4,971)	(114,953)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	34	1,142	434	12,430
Issued in reinvestment of distributions	—	—	7	175
Redeemed	(675)	(21,849)	(276)	(6,095)
	(641)	(20,707)	165	6,510
Net increase (decrease)	(1,599,272)	$(53,524,667)	(6,703,664)	$(181,643,233)

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5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of April 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,576,046,386	—	—
Foreign Common Stocks	126,781,604	$44,946,029	—
Temporary Cash Investments	9,545	8,400,000	—
Total Value of Investment Securities	$1,702,837,535	$53,346,029	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(28,084)	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

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The value of foreign currency risk derivative instruments as of April 30, 2010, is disclosed on the Statement of Assets and Liabilities as an asset of $53,115 in receivable for forward foreign currency exchange contracts and a liability of $81,199 in payable for forward foreign currency exchange contracts. For the six months ended April 30, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,491,447 in net realized gain (loss) on foreign currency transactions and $101,223 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended April 30, 2010, the fund did not utilize the program.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,482,804,375
Gross tax appreciation of investments	$320,856,455
Gross tax depreciation of investments	(47,477,266)
Net tax appreciation (depreciation) of investments	$273,379,189

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2009, the fund had accumulated capital losses of $(190,625,293), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(14,707,162) and $(175,918,131) expire in 2016 and 2017, respectively.

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10. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval.

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Financial Highlights

Select

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$30.58	$26.25	$45.58	$36.22	$37.04	$34.80
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.06	0.19	0.07	0.04	0.21	0.15
Net Realized and
Unrealized Gain (Loss)	3.90	4.40	(16.10)	10.06	(0.77)	2.17
Total From
Investment Operations	3.96	4.59	(16.03)	10.10	(0.56)	2.32
Distributions
From Net
Investment Income	(0.16)	(0.26)	—	(0.16)	(0.26)	(0.08)
From Net
Realized Gains	—	—	(3.30)	(0.58)	—	—
Total Distributions	(0.16)	(0.26)	(3.30)	(0.74)	(0.26)	(0.08)
Net Asset Value,
End of Period	$34.38	$30.58	$26.25	$45.58	$36.22	$37.04

Total Return(3)	12.97%	17.77%	(37.71)%	28.37%	(1.55)%	6.67%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.00%(4)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.35%(4)	0.75%	0.19%	0.11%	0.57%	0.42%
Portfolio Turnover Rate	13%	31%	64%	79%	206%	55%
Net Assets, End of Period
(in millions)	$1,735	$1,592	$1,449	$2,550	$2,576	$3,329
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

24

Select

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$30.94	$26.56	$45.98	$36.53	$37.35	$35.09
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.09	0.28	0.15	0.12	0.30	0.24
Net Realized and
Unrealized Gain (Loss)	3.95	4.41	(16.27)	10.15	(0.78)	2.18
Total From
Investment Operations	4.04	4.69	(16.12)	10.27	(0.48)	2.42
Distributions
From Net
Investment Income	(0.23)	(0.31)	—	(0.24)	(0.34)	(0.16)
From Net
Realized Gains	—	—	(3.30)	(0.58)	—	—
Total Distributions	(0.23)	(0.31)	(3.30)	(0.82)	(0.34)	(0.16)
Net Asset Value,
End of Period	$34.75	$30.94	$26.56	$45.98	$36.53	$37.35

Total Return(3)	13.11%	18.00%	(37.60)%	28.63%	(1.35)%	6.87%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.80%(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.55%(4)	0.95%	0.39%	0.31%	0.77%	0.62%
Portfolio Turnover Rate	13%	31%	64%	79%	206%	55%
Net Assets, End of Period
(in thousands)	$4,814	$3,950	$94,419	$168,441	$148,717	$198,212
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

25

Select

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$30.11	$25.85	$45.05	$35.80	$36.63	$34.43
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.02	0.13	(0.02)	(0.09)	0.12	0.04
Net Realized and
Unrealized Gain (Loss)	3.85	4.33	(15.88)	9.99	(0.76)	2.16
Total From
Investment Operations	3.87	4.46	(15.90)	9.90	(0.64)	2.20
Distributions
From Net
Investment Income	(0.08)	(0.20)	—	(0.07)	(0.19)	—
From Net
Realized Gains	—	—	(3.30)	(0.58)	—	—
Total Distributions	(0.08)	(0.20)	(3.30)	(0.65)	(0.19)	—
Net Asset Value,
End of Period	$33.90	$30.11	$25.85	$45.05	$35.80	$36.63

Total Return(4)	12.82%	17.47%	(37.88)%	28.07%	(1.79)%	6.39%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.25%(5)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.10%(5)	0.50%	(0.06)%	(0.14)%	0.32%	0.17%
Portfolio Turnover Rate	13%	31%	64%	79%	206%	55%
Net Assets, End of Period
(in thousands)	$21,219	$19,824	$19,450	$42,770	$21,455	$27,741
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended April 30, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

26

Select

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$29.15	$25.03	$44.03	$35.21	$36.12	$34.21
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.10)	(0.06)	(0.29)	(0.34)	(0.12)	(0.22)
Net Realized and
Unrealized Gain (Loss)	3.72	4.20	(15.41)	9.74	(0.79)	2.13
Total From
Investment Operations	3.62	4.14	(15.70)	9.40	(0.91)	1.91
Distributions
From Net
Investment Income	—	(0.02)	—	—	—	—
From Net
Realized Gains	—	—	(3.30)	(0.58)	—	—
Total Distributions	—	(0.02)	(3.30)	(0.58)	—	—
Net Asset Value,
End of Period	$32.77	$29.15	$25.03	$44.03	$35.21	$36.12

Total Return(3)	12.42%	16.60%	(38.36)%	27.07%	(2.52)%	5.58%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	2.00%(4)	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.65)%(4)	(0.25)%	(0.81)%	(0.89)%	(0.43)%	(0.58)%
Portfolio Turnover Rate	13%	31%	64%	79%	206%	55%
Net Assets, End of Period
(in thousands)	$1,993	$2,045	$2,605	$5,567	$5,880	$2,501
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

27

Select

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$29.19	$25.05	$44.07	$35.24	$36.15	$34.23
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.10)	(0.06)	(0.29)	(0.34)	(0.16)	(0.22)
Net Realized and
Unrealized Gain (Loss)	3.72	4.22	(15.43)	9.75	(0.75)	2.14
Total From
Investment Operations	3.62	4.16	(15.72)	9.41	(0.91)	1.92
Distributions
From Net
Investment Income	—	(0.02)	—	—	—	—
From Net
Realized Gains	—	—	(3.30)	(0.58)	—	—
Total Distributions	—	(0.02)	(3.30)	(0.58)	—	—
Net Asset Value,
End of Period	$32.81	$29.19	$25.05	$44.07	$35.24	$36.15

Total Return(3)	12.41%	16.58%	(38.34)%	27.07%	(2.52)%	5.58%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	2.00%(4)	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.65)%(4)	(0.25)%	(0.81)%	(0.89)%	(0.43)%	(0.58)%
Portfolio Turnover Rate	13%	31%	64%	79%	206%	55%
Net Assets, End of Period
(in thousands)	$453	$314	$394	$1,001	$1,540	$3,511
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

28

Select

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$30.24	$25.96	$45.33	$36.05	$37.00	$38.34
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.03)	0.06	(0.11)	(0.15)	0.03	(0.05)
Net Realized and
Unrealized Gain (Loss)	3.87	4.36	(15.96)	10.01	(0.77)	(1.29)
Total From
Investment Operations	3.84	4.42	(16.07)	9.86	(0.74)	(1.34)
Distributions
From Net
Investment Income	—	(0.14)	—	—	(0.21)	—
From Net
Realized Gains	—	—	(3.30)	(0.58)	—	—
Total Distributions	—	(0.14)	(3.30)	(0.58)	(0.21)	—
Net Asset Value,
End of Period	$34.08	$30.24	$25.96	$45.33	$36.05	$37.00

Total Return(4)	12.70%	17.17%	(38.03)%	27.72%	(2.04)%	(3.50)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.50%(5)	1.50%	1.50%	1.50%	1.50%	1.50%(5)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.15)%(5)	0.25%	(0.31)%	(0.39)%	0.07%	(0.50)%(5)
Portfolio Turnover Rate	13%	31%	64%	79%	206%	55%(6)
Net Assets, End of Period
(in thousands)	$26	$43	$32	$32	$24	$24
(1)	Six months ended April 30, 2010 (unaudited).
(2)	July 29, 2005 (commencement of sale) through October 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

29

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

30

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

31

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

32

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management

33

Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data

34

compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

37

Notes

38

Notes

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1006
CL-SAN-68435

Semiannual Report
April 30, 2010

American Century Investments®

Capital Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Capital Growth

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25

Other Information

Board Approval of Management Agreements	31
Additional Information	37
Index Definitions	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended April 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Continued to Advance

U.S. stocks maintained their upward trajectory during the six months ended April 30, 2010. The main factors behind the market’s continued rally, which began in March 2009, included a strengthening economy and corporate earnings that exceeded expectations. After a severe recession between mid-2008 and mid-2009, the U.S. economy delivered positive growth in the last two quarters of 2009 and the first quarter of 2010. Improving economic indicators included an increase in manufacturing activity, rising consumer spending, and evidence that the worst of the housing market decline had passed. Although the unemployment rate remained near the 26-year high it set in October 2009, job growth turned positive during the last few months of the period.

In addition to improving economic data, stocks got a lift from better-than-anticipated corporate profits. Revenues for many companies began to improve, resulting in flat to modestly positive growth rates on a year-over-year basis, while corporate profits improved significantly as businesses effectively managed their cost structures. Furthermore, demand for big-ticket items such as appliances, automobiles, and computers increased sharply after many consumers and businesses postponed purchases of these products when the economy was in recession.

Toward the end of the period, the stock market rally eased as concerns about sovereign debt problems in Greece and elsewhere in Europe emerged. Overall, however, the major equity indices (as illustrated in the table below) returned more than 15% for the six months.

Small-Cap and Value Outperformed

Small-cap stocks led the equity market’s advance, returning more than 25% for the six-month period. Smaller stocks produced the strongest rebound after lagging during the market’s 2008 downturn. In addition, smaller companies enjoyed greater profitability thanks to significant operating leverage, which enabled them to benefit the most from improved cost management.

In the large-cap segment of the market, value shares modestly outpaced their growth-oriented counterparts for the period. The financials sector, which is by far the heaviest sector weighting in most value indices, was among the top-performing sectors in the stock market during the six-month period.

U.S. Stock Index Returns
For the six months ended April 30, 2010*
Russell 1000 Index (Large-Cap)	16.77%	Russell 2000 Index (Small-Cap)	28.17%
Russell 1000 Value Index	17.77%	Russell 2000 Value Index	30.66%
Russell 1000 Growth Index	15.79%	Russell 2000 Growth Index	25.49%
Russell Midcap Index	24.93%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	26.54%
Russell Midcap Growth Index	23.23%

4

Performance

Capital Growth

Total Returns as of April 30, 2010
				Average Annual Returns
	Ticker				Since	Inception
	Symbol	6 months(1)	1 year	5 years	Inception	Date
A Class	ACCGX					2/27/04
No sales charge*		15.93%	36.58%	4.78%	3.87%
With sales charge*		9.21%	28.78%	3.54%	2.88%
Russell 1000
Growth Index(2)	—	15.79%	38.16%	4.05%	2.83%	—
Investor Class	ACLIX	16.05%	36.83%	—	3.63%	7/29/05
Institutional Class	APLIX	16.29%	37.12%	—	3.84%	7/29/05
B Class	ACGBX					2/27/04
No sales charge*		15.47%	35.43%	3.99%	3.09%
With sales charge*		10.47%	31.43%	3.82%	3.09%
C Class	ACPGX					2/27/04
No sales charge*		15.47%	35.60%	3.99%	3.09%
With sales charge*		14.47%	35.60%	3.99%	3.09%
R Class	APWRX	15.87%	36.24%	—	3.12%	7/29/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Capital Growth

*From 2/27/04, the A Class’s inception date. Not annualized. Capital Growth A Class’s initial investment is $9,425 to reflect the maximum 5.75%
initial sales charge.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Capital Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

Capital Growth gained 15.93%* in the six months ended April 30, 2010. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 15.79%. The portfolio also continued to outperform its benchmark for the five years ended in April and the period since the fund’s February 2004 inception (see page 5).

In terms of the Capital Growth Fund’s absolute returns for the six months, information technology shares contributed most to performance; no sector had negative returns for the period. Relative to the benchmark, stock selection made the consumer discretionary and materials sectors the largest contributors. The leading detractors from relative results came from stock choices in the consumer staples and health care segments.

Leading Contributors

The key contributor to relative results came from stock choices in the consumer discretionary sector, led by holdings in the specialty retail; hotels, restaurant, and leisure; household durables; and auto components industry segments. A number of the leading contributors were retailers who did well after reporting better same-store sales and other business metrics. Good examples were The Home Depot, Abercrombie & Fitch, and Chipotle Mexican Grill. The largest contributor in the sector was Starwood Hotels & Resorts, which benefited from rising room rates and favorable supply/ demand factors as few new competing hotels and rooms are set to come online. Another top contributor was auto parts manufacturer BorgWarner, which benefited from the rebound in the auto industry and demand for new turbo-diesel and gasoline direct-injection engines.

Stock selection made the materials sector another key contributor to relative return. Positioning in the chemicals industry helped most, as our stake in Airgas benefited from a takeover bid, while Monsanto, a key index component to which we had no exposure, lagged. It was also beneficial to hold stakes in PPG Industries and Sigma-Aldrich.

Industrial and energy shares also helped performance compared with the benchmark. In industrials, positioning in the electrical equipment, air freight and logistics, and road and rail industries contributed most. The leading contributor in the industrial sector was a stake in Rockwell International, which saw a jump in orders for its factory automation products. In the energy sector, it helped relative results to be underrepresented in shares of integrated oil company Exxon Mobil.

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown. Total returns for periods less than one year are not annualized.

7

Capital Growth

Leading Detractors

The leading detractors from relative results came from stock choices in the consumer staples sector. Stocks in the consumer staples sector, including Coca-Cola, General Mills and Kellogg, lagged the general market as investors sought stocks with greater economic sensitivity. The leading detractor in the space was drug retailer Walgreen, which underperformed after issuing a cautious outlook despite reporting positive results. A stake in agricultural products processor Archer Daniels Midland also hurt performance, as soy crush margins declined. We eliminated our position in Archer Daniels Midland during the period.

An overweight position and stock choices made the health care sector a detractor from relative performance, led by holdings in the health care equipment and biotechnology industries. Baxter International, which provides blood treatment products, was the leading detractor in this space after guiding future earnings expectations down. Stock selection among biotechnology shares also hurt relative results, led by a stake in Dendreon. Stock choices in the life sciences tools and services industry also hurt relative performance.

The leading individual detractor for the six months was a position in investment bank Goldman Sachs Group, which suffered from an unfavorable regulatory environment and a government investigation into its conduct in the buildup to the financial crisis.

Outlook and Positioning

We believe the portfolio can outperform the Russell 1000 Growth Index over time through stock selection in the large-cap growth universe, style adherence, risk management, and disciplined execution that contributes to greater consistency. And while we recognize that each investment environment presents its own unique challenges, our emphasis on stock selection as the principal generator of alpha and our focus on risk management remain constant.

As a result, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities. As of April 30, 2010, we found opportunity in the health care and consumer discretionary sectors, two of the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight was in consumer staples and information technology shares. On an absolute basis, information technology shares remain the portfolio’s single largest sector allocation by far, while the portfolio had no exposure to the tiny (less than 1% of the index) utilities sector.

8

Capital Growth

Top Ten Holdings
% of net assets as of 4/30/10
Microsoft Corp.	4.7%
Apple, Inc.	4.3%
Hewlett-Packard Co.	2.9%
Johnson & Johnson	2.7%
Coca-Cola Co. (The)	2.4%
Procter & Gamble Co. (The)	2.4%
Abbott Laboratories	2.1%
Cisco Systems, Inc.	2.0%
Oracle Corp.	2.0%
United Parcel Service, Inc., Class B	2.0%

Top Five Industries
% of net assets as of 4/30/10
Computers & Peripherals	10.4%
Software	7.6%
Pharmaceuticals	6.3%
Beverages	4.3%
Semiconductors & Semiconductor Equipment	4.2%

Types of Investments in Portfolio
% of net assets as of 4/30/10
Common Stocks	98.6%
Temporary Cash Investments	2.3%
Other Assets and Liabilities	(0.9)%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

10

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	11/1/09	4/30/10	11/1/09 – 4/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,160.50	$5.36	1.00%
Institutional Class	$1,000	$1,162.90	$4.29	0.80%
A Class	$1,000	$1,159.30	$6.69	1.25%
B Class	$1,000	$1,154.70	$10.68	2.00%
C Class	$1,000	$1,154.70	$10.68	2.00%
R Class	$1,000	$1,158.70	$8.03	1.50%
Hypothetical
Investor Class	$1,000	$1,019.84	$5.01	1.00%
Institutional Class	$1,000	$1,020.83	$4.01	0.80%
A Class	$1,000	$1,018.60	$6.26	1.25%
B Class	$1,000	$1,014.88	$9.99	2.00%
C Class	$1,000	$1,014.88	$9.99	2.00%
R Class	$1,000	$1,017.36	$7.50	1.50%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Capital Growth

APRIL 30, 2010 (UNAUDITED)
Shares		Value		Shares	Value
Common Stocks — 98.6%			COMPUTERS & PERIPHERALS — 10.4%
			Apple, Inc.(1)	9,600	$ 2,506,752
AEROSPACE & DEFENSE — 2.3%
Honeywell International, Inc.	10,500	$ 498,435	Dell, Inc.(1)	34,400	556,592
Rockwell Collins, Inc.	12,708	826,020	EMC Corp.(1)	38,400	729,984
		1,324,455	Hewlett-Packard Co.	32,941	1,711,944
AIR FREIGHT & LOGISTICS — 2.0%			Lexmark International, Inc.,
			Class A(1)	9,214	341,378
United Parcel Service, Inc.,
Class B	16,500	1,140,810	QLogic Corp.(1)	10,832	209,816
AUTO COMPONENTS — 1.2%					6,056,466
BorgWarner, Inc.(1)	16,200	702,108	CONSUMER FINANCE — 1.1%
AUTOMOBILES — 0.6%			American Express Co.	14,100	650,292
Ford Motor Co.(1)	25,900	337,218	DIVERSIFIED — 0.9%
BEVERAGES — 4.3%			iShares Russell 1000 Growth
			Index Fund	9,682	508,402
Coca-Cola Co. (The)	26,500	1,416,425
			ELECTRICAL EQUIPMENT — 1.7%
PepsiCo, Inc.	16,900	1,102,218
			Emerson Electric Co.	5,884	307,321
		2,518,643
			Rockwell Automation, Inc.	11,622	705,688
BIOTECHNOLOGY — 3.0%
					1,013,009
Alexion
Pharmaceuticals, Inc.(1)	3,066	168,262	ELECTRONIC EQUIPMENT,
			INSTRUMENTS & COMPONENTS — 1.6%
Amgen, Inc.(1)	15,933	913,917
			Corning, Inc.	26,167	503,715
Dendreon Corp.(1)	1,310	71,028
			Jabil Circuit, Inc.	27,100	415,172
Gilead Sciences, Inc.(1)	12,200	483,974
					918,887
Talecris Biotherapeutics			ENERGY EQUIPMENT & SERVICES — 1.8%
Holdings Corp.(1)	5,526	103,613
			Cameron
		1,740,794	International Corp.(1)	4,700	185,462
CAPITAL MARKETS — 1.4%			Schlumberger Ltd.	11,800	842,756
Charles Schwab Corp. (The)	34,118	658,136			1,028,218
Goldman Sachs Group, Inc.			FOOD & STAPLES RETAILING — 2.7%
(The)	1,000	145,200
		803,336	Costco Wholesale Corp.	4,011	236,970
CHEMICALS — 2.4%			Walgreen Co.	14,500	509,675
Celanese Corp., Series A	10,910	349,011	Wal-Mart Stores, Inc.	14,975	803,409
PPG Industries, Inc.	9,700	682,589			1,550,054
Sigma-Aldrich Corp.	6,700	397,310	FOOD PRODUCTS — 2.5%
		1,428,910	General Mills, Inc.	9,500	676,210
COMMERCIAL BANKS — 1.3%			Kellogg Co.	9,223	506,712
Wells Fargo & Co.	23,098	764,775	Mead Johnson Nutrition Co.	4,801	247,779
COMMUNICATIONS EQUIPMENT — 3.5%					1,430,701
			HEALTH CARE EQUIPMENT & SUPPLIES — 3.2%
Arris Group, Inc.(1)	8,700	106,923
			Baxter International, Inc.	6,207	293,095
Cisco Systems, Inc.(1)	44,200	1,189,864
			Becton, Dickinson & Co.	3,900	297,843
F5 Networks, Inc.(1)	6,300	431,109
			Covidien plc	11,700	561,483
QUALCOMM, Inc.	8,000	309,920	Edwards
		2,037,816	Lifesciences Corp.(1)	5,068	522,409
			Gen-Probe, Inc.(1)	4,019	190,460
					1,865,290

12

Capital Growth

Shares		Value		Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 2.6%			MULTILINE RETAIL — 2.4%
AmerisourceBergen Corp.	11,800	$ 364,030	Kohl’s Corp.(1)	9,000	$ 494,910
Express Scripts, Inc.(1)	9,775	978,771	Target Corp.	16,300	926,981
McKesson Corp.	2,700	174,987			1,421,891
		1,517,788	OIL, GAS & CONSUMABLE FUELS — 2.5%
HOTELS, RESTAURANTS & LEISURE — 1.7%			Apache Corp.	2,445	248,803
Chipotle Mexican Grill, Inc.(1)	3,100	418,221	Exxon Mobil Corp.	9,514	645,525
Starwood Hotels & Resorts			Occidental Petroleum Corp.	4,537	402,251
Worldwide, Inc.	10,101	550,605	Southwestern Energy Co.(1)	3,600	142,848
		968,826			1,439,427
HOUSEHOLD DURABLES — 0.9%			PERSONAL PRODUCTS — 0.3%
Whirlpool Corp.	4,700	511,689	Estee Lauder Cos., Inc.
HOUSEHOLD PRODUCTS — 3.2%			(The), Class A	2,945	194,134
Colgate-Palmolive Co.	5,300	445,730	PHARMACEUTICALS — 6.3%
Procter & Gamble Co. (The)	22,492	1,398,103	Abbott Laboratories	23,939	1,224,719
		1,843,833	Allergan, Inc.	7,832	498,820
INDUSTRIAL CONGLOMERATES — 1.8%			Johnson & Johnson	24,739	1,590,718
3M Co.	6,800	602,956	Novo Nordisk A/S B Shares	3,600	294,039
Textron, Inc.	18,700	427,108	Perrigo Co.	900	54,927
		1,030,064			3,663,223
INSURANCE — 1.3%			ROAD & RAIL — 1.0%
Aflac, Inc.	14,600	744,016	Union Pacific Corp.	7,794	589,694
INTERNET & CATALOG RETAIL — 0.8%			SEMICONDUCTORS &
Amazon.com, Inc.(1)	3,400	466,004	SEMICONDUCTOR EQUIPMENT — 4.2%
INTERNET SOFTWARE & SERVICES — 1.8%			Altera Corp.	15,400	390,544
Google, Inc., Class A(1)	2,000	1,050,880	Broadcom Corp., Class A	16,900	582,881
IT SERVICES — 2.5%			Cree, Inc.(1)	3,100	226,951
International Business			Intel Corp.	18,200	415,506
Machines Corp.	5,000	645,000	Linear Technology Corp.	22,819	685,939
MasterCard, Inc., Class A	1,200	297,648	MEMC Electronic
Paychex, Inc.	17,800	544,680	Materials, Inc.(1)	11,400	147,858
		1,487,328			2,449,679
LIFE SCIENCES TOOLS & SERVICES — 0.5%			SOFTWARE — 7.6%
Thermo Fisher			Intuit, Inc.(1)	11,062	400,002
Scientific, Inc.(1)	5,600	309,568	Microsoft Corp.	90,300	2,757,762
MACHINERY — 2.7%			Oracle Corp.	44,300	1,144,712
Caterpillar, Inc.	4,600	313,214	salesforce.com, inc.(1)	1,200	102,720
Eaton Corp.	8,700	671,292			4,405,196
Illinois Tool Works, Inc.	11,948	610,543	SPECIALTY RETAIL — 3.3%
		1,595,049	Abercrombie & Fitch Co.,
MEDIA — 1.8%			Class A	9,000	393,570
Scripps Networks			Home Depot, Inc. (The)	30,100	1,061,025
Interactive, Inc., Class A	9,566	433,722	J. Crew Group, Inc.(1)	3,727	173,194
Walt Disney Co. (The)	17,300	637,332	Williams-Sonoma, Inc.	9,400	270,720
		1,071,054			1,898,509
METALS & MINING — 0.8%
Newmont Mining Corp.	8,878	497,878

13

Capital Growth

	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 0.7%
American Tower Corp.,
Class A(1)	10,700	$ 436,667
TOTAL COMMON STOCKS
(Cost $47,321,512)		57,412,581
Temporary Cash Investments — 2.3%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	30,176	30,176
Repurchase Agreement, Credit Suisse
First Boston, Inc., (collateralized by
various U.S. Treasury obligations, 8.00%,
11/15/21, valued at $1,326,592), in a joint
trading account at 0.13%, dated 4/30/10,
due 5/3/10 (Delivery value $1,300,014)		1,300,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $1,330,176)		1,330,176
TOTAL INVESTMENT
SECURITIES — 100.9%
(Cost $48,651,688)		58,742,757
OTHER ASSETS
AND LIABILITIES — (0.9)%		(496,616)
TOTAL NET ASSETS — 100.0%		$58,246,141

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
1,059,786 DKK for USD		5/28/10	$189,563	$(177)

(Value on Settlement Date $189,386)

Notes to Schedule of Investments
DKK = Danish Krone
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

APRIL 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $48,651,688)	$58,742,757
Foreign currency holdings, at value (cost of $121)	97
Receivable for investments sold	731,963
Receivable for capital shares sold	844,579
Dividends and interest receivable	44,040
60,363,436

Liabilities
Payable for investments purchased	1,875,133
Payable for capital shares redeemed	185,285
Payable for forward foreign currency exchange contracts	177
Accrued management fees	45,480
Service fees (and distribution fees — A Class and R Class) payable	7,508
Distribution fees payable	3,712
2,117,295

Net Assets	$58,246,141

Net Assets Consist of:
Capital (par value and paid-in surplus)	$50,486,620
Undistributed net investment income	12,344
Accumulated net realized loss on investment and foreign currency transactions	(2,343,741)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	10,090,918
$58,246,141

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$21,693,571	1,869,940	$11.60
Institutional Class, $0.01 Par Value	$1,123,694	96,304	$11.67
A Class, $0.01 Par Value	$27,369,930	2,380,129	$11.50*
B Class, $0.01 Par Value	$930,398	84,815	$10.97
C Class, $0.01 Par Value	$5,192,345	473,259	$10.97
R Class, $0.01 Par Value	$1,936,203	170,031	$11.39
*Maximum offering price $12.20 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $313)	$ 318,062
Interest	334
318,396

Expenses:
Management fees	226,967
Distribution fees:
B Class	3,273
C Class	15,774
Service fees:
B Class	1,091
C Class	5,258
Distribution and service fees:
A Class	29,782
R Class	4,085
Directors’ fees and expenses	1,063
287,293

Net investment income (loss)	31,103

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,101,762
Foreign currency transactions	19,486
1,121,248

Change in net unrealized appreciation (depreciation) on:
Investments	5,264,749
Translation of assets and liabilities in foreign currencies	(1,093)
5,263,656

Net realized and unrealized gain (loss)	6,384,904

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,416,007

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 31,103	$ 35,617
Net realized gain (loss)	1,121,248	(2,301,238)
Change in net unrealized appreciation (depreciation)	5,263,656	6,910,583
Net increase (decrease) in net assets resulting from operations	6,416,007	4,644,962

Distributions to Shareholders
From net investment income:
Investor Class	(18,484)	(9,938)
Institutional Class	(275)	(758)
A Class	—	(15,944)
Decrease in net assets from distributions	(18,759)	(26,640)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	14,163,897	21,332,418

Net increase (decrease) in net assets	20,561,145	25,950,740

Net Assets
Beginning of period	37,684,996	11,734,256
End of period	$58,246,141	$37,684,996

Undistributed net investment income	$12,344	—

See Notes to Financial Statements.

17

Notes to Financial Statements

APRIL 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Capital Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by purchasing stocks of larger-sized companies that management believes will increase in value over time. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

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Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the six months ended April 30, 2010 was 1.00% for the Investor Class, A Class, B Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended April 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2010, were $31,317,966 and $17,297,979, respectively.

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4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended April 30, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	300,000,000		300,000,000
Sold	972,524	$10,917,198	1,117,499	$ 9,975,284
Issued in reinvestment of distributions	1,691	18,397	1,270	9,794
Redeemed	(200,680)	(2,201,810)	(281,276)	(2,531,353)
	773,535	8,733,785	837,493	7,453,725
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	91,047	1,030,902	5,333	48,461
Issued in reinvestment of distributions	25	275	98	758
Redeemed	(2,128)	(22,688)	(12,698)	(93,153)
	88,944	1,008,489	(7,267)	(43,934)
A Class/Shares Authorized	100,000,000		100,000,000
Sold	604,456	6,671,135	1,856,708	15,703,091
Issued in reinvestment of distributions	—	—	1,956	14,980
Redeemed	(369,521)	(4,013,102)	(604,116)	(5,102,611)
	234,935	2,658,033	1,254,548	10,615,460
B Class/Shares Authorized	100,000,000		100,000,000
Sold	6,461	67,497	27,631	227,843
Redeemed	(8,937)	(91,418)	(31,949)	(249,202)
	(2,476)	(23,921)	(4,318)	(21,359)
C Class/Shares Authorized	100,000,000		100,000,000
Sold	169,290	1,761,374	340,491	2,957,794
Redeemed	(36,820)	(379,047)	(99,820)	(800,238)
	132,470	1,382,327	240,671	2,157,556
R Class/Shares Authorized	60,000,000		60,000,000
Sold	57,985	623,106	133,558	1,262,814
Redeemed	(20,315)	(217,922)	(11,015)	(91,844)
	37,670	405,184	122,543	1,170,970
Net increase (decrease)	1,265,078	$14,163,897	2,443,670	$21,332,418

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5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of April 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$57,118,542	$ 294,039	—
Temporary Cash Investments	30,176	1,300,000	—
Total Value of Investment Securities	$57,148,718	$1,594,039	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(177)	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

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The value of foreign currency risk derivative instruments as of April 30, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $177 in payable for forward foreign currency exchange contracts. For the six months ended April 30, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $19,268 in net realized gain (loss) on foreign currency transactions and $(991) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended April 30, 2010, the fund did not utilize the program.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$49,657,037
Gross tax appreciation of investments	$9,327,944
Gross tax depreciation of investments	(242,224)
Net tax appreciation (depreciation) of investments	$9,085,720

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2009, the fund had accumulated capital losses of $(2,447,404) which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(769,263) and $(1,678,141) expire in 2016 and 2017, respectively.

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9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval.

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Financial Highlights

Capital Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$10.01	$8.70	$14.21	$11.81	$10.60	$10.80
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.02	0.04	0.02	—(4)	—(4)	—(4)
Net Realized and
Unrealized Gain (Loss)	1.59	1.31	(4.48)	2.54	1.21	(0.20)
Total From
Investment Operations	1.61	1.35	(4.46)	2.54	1.21	(0.20)
Distributions
From Net
Investment Income	(0.02)	(0.04)	—	—	—	—
From Net
Realized Gains	—	—	(1.05)	(0.14)	—	—
Total Distributions	(0.02)	(0.04)	(1.05)	(0.14)	—	—
Net Asset Value,
End of Period	$11.60	$10.01	$8.70	$14.21	$11.81	$10.60

Total Return(5)	16.05%	15.58%	(33.67)%	21.77%	11.42%	(1.85)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.00%(6)	1.01%	1.01%	1.01%	1.00%	1.00%(6)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.40%(6)	0.43%	0.15%	0.15%	0.05%	(0.12)%(6)
Portfolio Turnover Rate	38%	131%	129%	160%	140%	110%(7)
Net Assets, End of Period
(in thousands)	$21,694	$10,972	$2,252	$1,139	$86	$25

(1)	Six months ended April 30, 2010 (unaudited).
(2)	July 29, 2005 (commencement of sale) through October 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

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Capital Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$10.07	$8.76	$14.28	$11.84	$10.61	$10.80
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.01	0.07	0.04	0.04	0.03	—(4)
Net Realized and
Unrealized Gain (Loss)	1.63	1.29	(4.51)	2.54	1.20	(0.19)
Total From
Investment Operations	1.64	1.36	(4.47)	2.58	1.23	(0.19)
Distributions
From Net
Investment Income	(0.04)	(0.05)	—	—	—	—
From Net
Realized Gains	—	—	(1.05)	(0.14)	—	—
Total Distributions	(0.04)	(0.05)	(1.05)	(0.14)	—	—
Net Asset Value,
End of Period	$11.67	$10.07	$8.76	$14.28	$11.84	$10.61

Total Return(5)	16.29%	15.70%	(33.57)%	22.06%	11.59%	(1.76)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.80%(6)	0.81%	0.81%	0.81%	0.80%	0.80%(6)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.60%(6)	0.63%	0.35%	0.35%	0.25%	0.08%(6)
Portfolio Turnover Rate	38%	131%	129%	160%	140%	110%(7)
Net Assets, End of Period
(in thousands)	$1,124	$74	$128	$33	$27	$25

(1)	Six months ended April 30, 2010 (unaudited).
(2)	July 29, 2005 (commencement of sale) through October 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

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Capital Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$9.92	$8.62	$14.13	$11.78	$10.59	$9.89
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.01	0.02	(0.01)	(0.01)	(0.02)	—(3)
Net Realized and
Unrealized Gain (Loss)	1.57	1.30	(4.45)	2.50	1.21	0.70
Total From
Investment Operations	1.58	1.32	(4.46)	2.49	1.19	0.70
Distributions
From Net
Investment Income	—	(0.02)	—	—	—	—
From Net
Realized Gains	—	—	(1.05)	(0.14)	—	—
Total Distributions	—	(0.02)	(1.05)	(0.14)	—	—
Net Asset Value,
End of Period	$11.50	$9.92	$8.62	$14.13	$11.78	$10.59

Total Return(4)	15.93%	15.32%	(33.88)%	21.40%	11.24%	7.08%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.25%(5)	1.26%	1.26%	1.26%	1.25%	1.27%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.15%(5)	0.18%	(0.10)%	(0.10)%	(0.20)%	(0.03)%
Portfolio Turnover Rate	38%	131%	129%	160%	140%	110%
Net Assets, End of Period
(in thousands)	$27,370	$21,273	$7,679	$3,171	$2,155	$1,216

(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes investment of net reinvestment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

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Capital Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$9.50	$8.30	$13.74	$11.54	$10.46	$9.84
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.03)	(0.04)	(0.09)	(0.10)	(0.10)	(0.08)
Net Realized and
Unrealized Gain (Loss)	1.50	1.24	(4.30)	2.44	1.18	0.70
Total From
Investment Operations	1.47	1.20	(4.39)	2.34	1.08	0.62
Distributions
From Net
Realized Gains	—	—	(1.05)	(0.14)	—	—
Net Asset Value,
End of Period	$10.97	$9.50	$8.30	$13.74	$11.54	$10.46

Total Return(3)	15.47%	14.46%	(34.36)%	20.54%	10.33%	6.30%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	2.00%(4)	2.01%	2.01%	2.01%	2.00%	2.02%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.60)%(4)	(0.57)%	(0.85)%	(0.85)%	(0.95)%	(0.78)%
Portfolio Turnover Rate	38%	131%	129%	160%	140%	110%
Net Assets, End of Period
(in thousands)	$930	$829	$760	$865	$960	$772

(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

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Capital Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$9.50	$8.30	$13.74	$11.54	$10.46	$9.84
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.03)	(0.05)	(0.09)	(0.10)	(0.10)	(0.08)
Net Realized and
Unrealized Gain (Loss)	1.50	1.25	(4.30)	2.44	1.18	0.70
Total From
Investment Operations	1.47	1.20	(4.39)	2.34	1.08	0.62
Distributions
From Net
Realized Gains	—	—	(1.05)	(0.14)	—	—
Net Asset Value,
End of Period	$10.97	$9.50	$8.30	$13.74	$11.54	$10.46

Total Return(3)	15.47%	14.46%	(34.36)%	20.54%	10.33%	6.30%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	2.00%(4)	2.01%	2.01%	2.01%	2.00%	2.02%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.60)%(4)	(0.57)%	(0.85)%	(0.85)%	(0.95)%	(0.78)%
Portfolio Turnover Rate	38%	131%	129%	160%	140%	110%
Net Assets, End of Period
(in thousands)	$5,192	$3,236	$831	$695	$832	$609

(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
See Notes to Financial Statements.

29

Capital Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$9.83	$8.55	$14.05	$11.74	$10.59	$10.80
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.01)	(0.03)	(0.04)	(0.04)	(0.05)	(0.02)
Net Realized and
Unrealized Gain (Loss)	1.57	1.31	(4.41)	2.49	1.20	(0.19)
Total From
Investment Operations	1.56	1.28	(4.45)	2.45	1.15	(0.21)
Distributions
From Net
Realized Gains	—	—	(1.05)	(0.14)	—	—
Net Asset Value,
End of Period	$11.39	$9.83	$8.55	$14.05	$11.74	$10.59

Total Return(4)	15.87%	14.97%	(34.01)%	21.13%	10.86%	(1.94)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.50%(5)	1.51%	1.51%	1.51%	1.50%	1.50%(5)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.10)%(5)	(0.07)%	(0.35)%	(0.35)%	(0.45)%	(0.62)%(5)
Portfolio Turnover Rate	38%	131%	129%	160%	140%	110%(6)
Net Assets, End of Period
(in thousands)	$1,936	$1,301	$84	$36	$27	$25

(1)	Six months ended April 30, 2010 (unaudited).
(2)	July 29, 2005 (commencement of sale) through October 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

30

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor

31

will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

32

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

33

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

34

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

35

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

38

Notes

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1006
CL-SAN-68436

Semiannual Report
April 30, 2010

American Century Investments®

Fundamental Equity Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Fundamental Equity

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	25

Other Information

Board Approval of Management Agreements	31
Additional Information	37
Index Definitions	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended April 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase – “The best is yet to be” – still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Continued to Advance

U.S. stocks maintained their upward trajectory during the six months ended April 30, 2010. The main factors behind the market’s continued rally, which began in March 2009, included a strengthening economy and corporate earnings that exceeded expectations.

After a severe recession between mid-2008 and mid-2009, the U.S. economy delivered positive growth in the last two quarters of 2009 and the first quarter of 2010. Improving economic indicators included an increase in manufacturing activity, rising consumer spending, and evidence that the worst of the housing market decline had passed. Although the unemployment rate remained near the 26-year high it set in October 2009, job growth turned positive during the last few months of the period.

In addition to improving economic data, stocks got a lift from better-than-anticipated corporate profits. Revenues for many companies began to improve, resulting in flat to modestly positive growth rates on a year-over-year basis, while corporate profits improved significantly as businesses effectively managed their cost structures. Furthermore, demand for big-ticket items such as appliances, automobiles, and computers increased sharply after many consumers and businesses postponed purchases of these products when the economy was in recession.

Toward the end of the period, the stock market rally eased as concerns about sovereign debt problems in Greece and elsewhere in Europe emerged. Overall, however, the major equity indices (as illustrated in the table below) returned more than 15% for the six months.

Small-Cap and Value Outperformed

Small-cap stocks led the equity market’s advance, returning more than 25% for the six-month period. Smaller stocks produced the strongest rebound after lagging during the market’s 2008 downturn. In addition, smaller companies enjoyed greater profitability thanks to significant operating leverage, which enabled them to benefit the most from improved cost management.

In the large-cap segment of the market, value shares modestly outpaced their growth-oriented counterparts for the period. The financials sector, which is by far the heaviest sector weighting in most value indices, was among the top-performing sectors in the stock market during the six-month period.

U.S. Stock Index Returns
For the six months ended April 30, 2010*
Russell 1000 Index (Large-Cap)	16.77%	Russell 2000 Index (Small-Cap)	28.17%
Russell 1000 Value Index	17.77%	Russell 2000 Value Index	30.66%
Russell 1000 Growth Index	15.79%	Russell 2000 Growth Index	25.49%
Russell Midcap Index	24.93%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	26.54%
Russell Midcap Growth Index	23.23%

4

Performance

Fundamental Equity

Total Returns as of April 30, 2010
				Average Annual Returns
	Ticker				Since	Inception
	Symbol	6 months(1)	1 year	5 years	Inception	Date
A Class	AFDAX					11/30/04
No sales charge*		13.91%	35.15%	5.72%	5.23%
With sales charge*		7.40%	27.42%	4.47%	4.08%
S&P 500 Index(2)	—	15.66%	38.84%	2.63%	2.29%	—
Investor Class	AFDIX	14.08%	35.49%	—	4.35%	7/29/05
Institutional Class	AFEIX	14.19%	35.72%	—	4.56%	7/29/05
B Class	AFDBX					11/30/04
No sales charge*		13.52%	34.11%	4.91%	4.43%
With sales charge*		8.52%	30.11%	4.74%	4.28%
C Class	AFDCX					11/30/04
No sales charge*		13.52%	34.11%	4.91%	4.43%
With sales charge*		12.52%	34.11%	4.91%	4.43%
R Class	AFDRX	13.86%	34.89%	—	3.84%	7/29/05
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Fundamental Equity

*From 11/30/04, the A Class’s inception date. Not annualized. The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Fundamental Equity

Portfolio Managers: Greg Woodhams, Prescott LeGard, Justin Brown, and Joe Reiland

Performance Summary

Fundamental Equity returned 13.91%* for the six months ended April 30, 2010. Its benchmark, the S&P 500 Index, returned 15.66% over the same time frame. The portfolio’s performance since its inception in November 2004, however, continued to outpace that of its benchmark (additional performance comparisons are listed on the previous page).

As discussed in the Market Perspective on page 4, U.S. stock indices gained during the reporting period amid signs of stabilizing economic conditions and improving investor sentiment. Within the portfolio, poor security selection in the financials and health care sectors accounted for the bulk of underperformance relative to the benchmark, although Fundamental Equity derived positive absolute returns from both sectors. Holdings in the materials and consumer staples sectors partially offset those losses.

Financials, Health Care Detracted

The financials sector was the largest source of Fundamental Equity’s under-performance relative to its benchmark. Within the sector, the portfolio’s relative performance was hindered by an overweight position in the capital markets industry group, including an overweight stake in Goldman Sachs Group, Inc. These companies came under pressure from government intentions to regulate the size and risk taking of many financial firms.

Detrimental positions in the diversified financial services industry included JPMorgan Chase. Although the company has gained ground in the past 12 months, its share price stumbled during the period as it reported lower-than-expected fourth quarter 2009 earnings amid rising credit costs. Late in the period, though, improved earnings levels for the first quarter of 2010 helped its share price to recover some of those losses.

The health care sector was also a source of relative underperformance. The portfolio maintained overweight positions in several underperforming pharmaceutical companies, including Pfizer, Inc. The drugmaker’s share price slid when it reduced guidance for revenue in 2012, when the patent on its blockbuster cholesterol drug Lipitor is set to expire.

An overweight stake in Amgen curbed relative returns. The biotechnology company reported increased earnings for the first quarter of 2010, but lowered guidance on full year results due to health care reform measures.

Stock choices in the health care provider industry group hurt performance relative to the benchmark. Fundamental Equity avoided pharmacy benefit manager Express Scripts, whose share price gained as it reported healthy earnings growth during the period. Elsewhere in the industry, the portfolio

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown. Total returns for periods less than one year are not annualized.

7

Fundamental Equity

held an overweight stake in health care provider Medco Health Solutions, Inc., which experienced a share price decline late in the reporting period as it lowered its forecast for future growth.

Materials, Consumer Staples Contributed

Stock selection in the materials sector helped absolute and relative returns. In the chemicals industry, Fundamental Equity was rewarded for effective stock choices, as it held overweight stakes in select companies while sidestepping sector laggards. Within the metals and mining industry group, an overweight position in Cliffs Natural Resources, Inc. helped absolute and relative returns. The company, which benefited from improved pricing for iron ore as global economies improve, was the largest single contributor to Fundamental Equity’s relative gains for the period.

The consumer staples sector was also home to relative gains. In the beverages group, the portfolio avoided Coca-Cola, Inc. during the period. This decision proved beneficial as the company struggled with volume growth in developed markets. Meanwhile, an overweight stake in Coca-Cola Enterprises, Inc., the largest bottler of Coca-Cola beverages, further contributed to gains. The company entered into an agreement to sell its North American operations to Coca-Cola, which would relieve Coca-Cola Enterprises of $8.8 billion debt.

Outlook

Fundamental Equity generally invests in larger-sized companies, although it may invest in companies of any size. The managers use a quantitative model that combines fundamental measures of a stock’s value and growth potential. The fund seeks to provide better returns than, and a dividend yield comparable to, its benchmark, the S&P 500 Index, without taking on significant additional risk. Regardless of market environment, we will remain focused on our methodology of identifying attractively valued companies.

8

Fundamental Equity

Top Ten Holdings
% of net assets
as of 4/30/10
JPMorgan Chase & Co.	3.0%
Exxon Mobil Corp.	3.0%
International Business Machines Corp.	2.8%
Wells Fargo & Co.	2.5%
Apple, Inc.	2.4%
Pfizer, Inc.	2.3%
Microsoft Corp.	2.3%
Procter & Gamble Co. (The)	2.3%
Cisco Systems, Inc.	2.2%
Amgen, Inc.	1.9%

Top Five Industries
% of net assets
as of 4/30/10
Oil, Gas & Consumable Fuels	9.3%
Pharmaceuticals	6.9%
Computers & Peripherals	4.3%
IT Services	4.3%
Software	3.8%

Types of Investments in Portfolio
% of net assets
as of 4/30/10
Common Stocks & Futures	98.6%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	(0.1)%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or Amer-ican Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	11/1/09	4/30/10	11/1/09 - 4/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,140.80	$5.36	1.01%
Institutional Class	$1,000	$1,141.90	$4.30	0.81%
A Class	$1,000	$1,139.10	$6.68	1.26%
B Class	$1,000	$1,135.20	$10.64	2.01%
C Class	$1,000	$1,135.20	$10.64	2.01%
R Class	$1,000	$1,138.60	$8.01	1.51%
Hypothetical
Investor Class	$1,000	$1,019.79	$5.06	1.01%
Institutional Class	$1,000	$1,020.78	$4.06	0.81%
A Class	$1,000	$1,018.55	$6.31	1.26%
B Class	$1,000	$1,014.83	$10.04	2.01%
C Class	$1,000	$1,014.83	$10.04	2.01%
R Class	$1,000	$1,017.31	$7.55	1.51%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Fundamental Equity

APRIL 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 97.8%			COMMUNICATIONS EQUIPMENT — 2.5%
			Cisco Systems, Inc.(1)	176,200	$ 4,743,304
AEROSPACE & DEFENSE — 3.1%
General Dynamics Corp.	27,400	$ 2,092,264	QUALCOMM, Inc.	18,900	732,186
Honeywell International, Inc.	71,500	3,394,105			5,475,490
United Technologies Corp.	17,800	1,334,110	COMPUTERS & PERIPHERALS — 4.3%
		6,820,479	Apple, Inc.(1)	20,000	5,222,400
AIR FREIGHT & LOGISTICS — 0.9%			EMC Corp.(1)	172,900	3,286,829
United Parcel Service, Inc.,			Hewlett-Packard Co.	18,600	966,642
Class B	27,800	1,922,092			9,475,871
AIRLINES — 0.2%			CONSTRUCTION & ENGINEERING — 0.7%
Allegiant Travel Co.(1)	6,500	334,295	EMCOR Group, Inc.(1)	12,400	354,144
AUTOMOBILES — 0.9%			Fluor Corp.	20,500	1,083,220
Ford Motor Co.(1)	159,400	2,075,388	Foster Wheeler AG(1)	2,500	74,950
BEVERAGES — 0.5%					1,512,314
Coca-Cola Enterprises, Inc.	36,000	998,280	CONSUMER FINANCE — 0.6%
BIOTECHNOLOGY — 2.0%			American Express Co.	28,800	1,328,256
Amgen, Inc.(1)	71,800	4,118,448	CONTAINERS & PACKAGING — 0.5%
Gilead Sciences, Inc.(1)	5,400	214,218	Pactiv Corp.(1)	30,300	769,923
		4,332,666	Sealed Air Corp.	16,300	350,450
CAPITAL MARKETS — 2.5%					1,120,373
BlackRock, Inc.	5,800	1,067,200	DIVERSIFIED FINANCIAL SERVICES — 3.6%
Goldman Sachs			Bank of America Corp.	71,800	1,280,194
Group, Inc. (The)	20,500	2,976,600	JPMorgan Chase & Co.	153,500	6,536,030
Knight Capital Group, Inc.,			NYSE Euronext	3,800	123,994
Class A(1)	24,300	377,865
					7,940,218
TD Ameritrade			DIVERSIFIED TELECOMMUNICATION
Holding Corp.(1)	56,100	1,123,122
			SERVICES — 2.3%
		5,544,787	AT&T, Inc.	123,000	3,205,380
CHEMICALS — 1.0%			Qwest Communications
Ashland, Inc.	8,600	512,216	International, Inc.	54,900	287,127
E.I. du Pont			Verizon
de Nemours & Co.	4,300	171,312	Communications, Inc.	51,600	1,490,724
Eastman Chemical Co.	1,500	100,380			4,983,231
International Flavors			ELECTRIC UTILITIES — 0.5%
& Fragrances, Inc.	28,300	1,417,547	FirstEnergy Corp.	29,700	1,124,739
Lubrizol Corp.	1,000	90,340	ELECTRICAL EQUIPMENT — 1.5%
		2,291,795	Belden, Inc.	15,300	420,138
COMMERCIAL BANKS — 3.7%			Emerson Electric Co.	49,000	2,559,270
Bank of Hawaii Corp.	16,400	867,232	GrafTech International Ltd.(1)	14,200	239,412
U.S. Bancorp.	64,800	1,734,696			3,218,820
Wells Fargo & Co.	163,600	5,416,796	ELECTRONIC EQUIPMENT, INSTRUMENTS
		8,018,724	& COMPONENTS — 0.3%
COMMERCIAL SERVICES & SUPPLIES — 0.2%			Avnet, Inc.(1)	19,100	610,627
Knoll, Inc.	29,400	411,012

12

Fundamental Equity

Shares		Value		Shares	Value
ENERGY EQUIPMENT & SERVICES — 2.2%			INDEPENDENT POWER PRODUCERS
Ensco International plc ADR	6,600	$ 311,388	& ENERGY TRADERS — 0.2%
Nabors Industries Ltd.(1)	54,800	1,182,036	AES Corp. (The)(1)	42,300	$ 488,142
National Oilwell Varco, Inc.	16,800	739,704	INDUSTRIAL CONGLOMERATES — 1.8%
Noble Corp.(1)	28,500	1,125,465	General Electric Co.	205,400	3,873,844
Patterson-UTI Energy, Inc.	55,100	842,479	INSURANCE — 3.8%
Rowan Cos., Inc.(1)	20,400	607,920	ACE Ltd.	15,700	835,083
		4,808,992	Aflac, Inc.	26,700	1,360,632
FOOD & STAPLES RETAILING — 2.0%			American Financial
			Group, Inc.	8,000	235,440
Safeway, Inc.	16,600	391,760	Assurant, Inc.	15,800	575,594
SUPERVALU, INC.	15,700	233,930	Chubb Corp. (The)	9,500	502,265
SYSCO Corp.	12,300	387,942	Travelers Cos., Inc. (The)	49,600	2,516,704
Walgreen Co.	23,500	826,025	Unum Group	92,600	2,265,922
Wal-Mart Stores, Inc.	49,000	2,628,850			8,291,640
		4,468,507	INTERNET & CATALOG RETAIL — 0.6%
FOOD PRODUCTS — 3.5%
			Amazon.com, Inc.(1)	9,600	1,315,776
Archer-Daniels-Midland Co.	66,600	1,860,804
			INTERNET SOFTWARE & SERVICES — 1.5%
H.J. Heinz Co.	54,900	2,573,163
			AOL, Inc.(1)	6,800	158,848
Kraft Foods, Inc., Class A	60,900	1,802,640
			eBay, Inc.(1)	9,800	233,338
Tyson Foods, Inc., Class A	76,300	1,494,717
			Google, Inc., Class A(1)	5,600	2,942,464
		7,731,324
HEALTH CARE EQUIPMENT & SUPPLIES — 0.9%					3,334,650
Baxter International, Inc.	11,600	547,752	IT SERVICES — 4.3%
Covidien plc	2,100	100,779	Accenture plc, Class A	27,100	1,182,644
Hospira, Inc.(1)	20,400	1,097,316	International Business
			Machines Corp.	48,200	6,217,800
Medtronic, Inc.	6,300	275,247	Western Union Co. (The)	109,800	2,003,850
		2,021,094			9,404,294
HEALTH CARE PROVIDERS & SERVICES — 1.6%			LEISURE EQUIPMENT & PRODUCTS — 0.4%
Aetna, Inc.	30,300	895,365	Hasbro, Inc.	20,900	801,724
Medco Health			LIFE SCIENCES TOOLS & SERVICES — 0.1%
Solutions, Inc.(1)	14,700	866,124
UnitedHealth Group, Inc.	54,800	1,660,988	Thermo Fisher
			Scientific, Inc.(1)	4,100	226,648
		3,422,477	MACHINERY — 1.6%
HOTELS, RESTAURANTS & LEISURE — 1.1%			Caterpillar, Inc.	1,100	74,899
Bally Technologies, Inc.(1)	5,800	267,496
			Dover Corp.	44,600	2,329,012
Cheesecake			Oshkosh Corp.(1)	18,500	714,470
Factory, Inc. (The)(1)	4,300	116,831
Starbucks Corp.	10,300	267,594	Wabtec Corp.	7,500	356,850
WMS Industries, Inc.(1)	24,600	1,230,492			3,475,231
Wyndham Worldwide Corp.	22,000	589,820	MEDIA — 3.3%
		2,472,233	Comcast Corp., Class A	139,800	2,759,652
HOUSEHOLD DURABLES — 0.2%			Omnicom Group, Inc.	13,900	592,974
D.R. Horton, Inc.	30,300	445,107	Time Warner Cable, Inc.	18,900	1,063,125
HOUSEHOLD PRODUCTS — 2.5%			Time Warner, Inc.	75,000	2,481,000
			Viacom, Inc., Class B(1)	10,500	370,965
Kimberly-Clark Corp.	9,800	600,348
Procter & Gamble Co. (The)	80,000	4,972,800			7,267,716
		5,573,148

13

Fundamental Equity

	Shares	Value		Shares	Value
METALS & MINING — 0.6%			ROAD & RAIL — 1.4%
Freeport-McMoRan			Avis Budget Group, Inc.(1)	38,600	$ 583,632
Copper & Gold, Inc.	14,400	$ 1,087,632	Con-way, Inc.	4,100	159,244
Reliance Steel			Ryder System, Inc.	25,300	1,176,956
& Aluminum Co.	6,200	302,622
			Union Pacific Corp.	14,100	1,066,806
		1,390,254
					2,986,638
MULTILINE RETAIL — 1.1%
			SEMICONDUCTORS & SEMICONDUCTOR
Big Lots, Inc.(1)	44,300	1,692,260	EQUIPMENT — 2.5%
Kohl’s Corp.(1)	15,000	824,850	Altera Corp.	47,900	1,214,744
		2,517,110	Intel Corp.	41,400	945,162
MULTI-UTILITIES — 2.4%			Marvell Technology
CenterPoint Energy, Inc.	87,100	1,250,756	Group Ltd.(1)	69,000	1,424,850
DTE Energy Co.	8,500	409,445	Texas Instruments, Inc.	29,500	767,295
NSTAR	45,300	1,657,980	Xilinx, Inc.	44,200	1,139,476
Public Service Enterprise					5,491,527
Group, Inc.	3,300	106,029	SOFTWARE — 3.8%
Xcel Energy, Inc.	81,500	1,772,625	Microsoft Corp.	163,000	4,978,020
		5,196,835	Oracle Corp.	84,200	2,175,728
OIL, GAS & CONSUMABLE FUELS — 9.3%			Red Hat, Inc.(1)	9,300	277,791
Alpha Natural			Symantec Corp.(1)	54,900	920,673
Resources, Inc.(1)	22,700	1,068,716
					8,352,212
Anadarko Petroleum Corp.	24,600	1,529,136
			SPECIALTY RETAIL — 1.9%
Chevron Corp.	45,400	3,697,376
			Gap, Inc. (The)	96,200	2,379,026
ConocoPhillips	45,800	2,710,902
			Home Depot, Inc. (The)	30,300	1,068,075
Exxon Mobil Corp.	95,500	6,479,675
			Lowe’s Cos., Inc.	27,200	737,664
Murphy Oil Corp.	13,100	787,965
					4,184,765
Occidental Petroleum Corp.	30,300	2,686,398
			TEXTILES, APPAREL & LUXURY GOODS — 0.2%
Peabody Energy Corp.	15,400	719,488
			Coach, Inc.	11,700	488,475
Tesoro Corp.	15,700	206,455
			THRIFTS & MORTGAGE FINANCE — 0.3%
Valero Energy Corp.	12,100	251,559
			Hudson City Bancorp., Inc.	46,100	613,130
Williams Cos., Inc. (The)	11,200	264,432
			TOBACCO — 1.1%
		20,402,102
			Altria Group, Inc.	65,900	1,396,421
PAPER & FOREST PRODUCTS — 0.9%
			Philip Morris
International Paper Co.	74,700	1,997,478	International, Inc.	21,700	1,065,036
PHARMACEUTICALS — 6.9%					2,461,457
Abbott Laboratories	66,100	3,381,676	TRADING COMPANIES & DISTRIBUTORS — 0.5%
Bristol-Myers Squibb Co.	66,900	1,691,901	United Rentals, Inc.(1)	77,200	1,108,592
Eli Lilly & Co.	29,000	1,014,130	WIRELESS TELECOMMUNICATION SERVICES — 0.7%
Johnson & Johnson	63,100	4,057,330	American Tower Corp.,
Pfizer, Inc.	299,000	4,999,280	Class A(1)	35,400	1,444,674
		15,144,317	TOTAL COMMON STOCKS
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.8%			(Cost $179,217,034)		214,507,283
Annaly Capital
Management, Inc.	51,000	864,450
Public Storage	9,300	901,263
		1,765,713

14

Fundamental Equity

	Shares	Value		Value
Temporary Cash Investments — 1.5%			Temporary Cash Investments —
JPMorgan U.S. Treasury			Segregated For Futures Contracts — 0.8%
Plus Money Market Fund			Repurchase Agreement, Credit Suisse First
Agency Shares	29,733	$ 29,733	Boston, Inc., (collateralized by various U.S.
Repurchase Agreement, Credit Suisse			Treasury obligations, 8.00%, 11/15/21,
First Boston, Inc., (collateralized by			valued at $1,812,328), in a joint trading
various U.S. Treasury obligations,			account at 0.13%, dated 4/30/10, due
8.00%, 11/15/21, valued at $3,391,993),			5/3/10 (Delivery value $1,776,019)
in a joint trading account at 0.13%,			(Cost $1,776,000)	$ 1,776,000
dated 4/30/10, due 5/3/10			TOTAL INVESTMENT
(Delivery value $3,324,036)		3,324,000	SECURITIES — 100.1%
TOTAL TEMPORARY			(Cost $184,346,767)	219,637,016
CASH INVESTMENTS			OTHER ASSETS
(Cost $3,353,733)		3,353,733	AND LIABILITIES — (0.1)%	(145,180)
			TOTAL NET ASSETS — 100.0%	$219,491,836

Futures Contracts
		Underlying Face
Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
30 S&P 500 E-Mini Futures	June 2010	$1,775,100	$54,868

Notes to Schedule of Investments
ADR = American Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

APRIL 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $184,346,767)			$219,637,016
Deposits at broker for futures contracts			135,000
Receivable for capital shares sold			120,601
Dividends and interest receivable			236,868
			220,129,485
Liabilities
Payable for capital shares redeemed			369,944
Payable for variation margin on futures contracts			32,850
Accrued management fees			184,098
Service fees (and distribution fees – A Class and R Class) payable			37,717
Distribution fees payable			13,040
			637,649

Net Assets			$219,491,836

Net Assets Consist of:
Capital (par value and paid-in surplus)			$311,100,857
Undistributed net investment income			348,644
Accumulated net realized loss on investment transactions			(127,302,782)
Net unrealized appreciation on investments			35,345,117
			$219,491,836

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$42,709,411	3,584,595	$11.91
Institutional Class, $0.01 Par Value	$210,219	17,633	$11.92
A Class, $0.01 Par Value	$153,064,605	12,850,297	$11.91*
B Class, $0.01 Par Value	$4,220,509	357,686	$11.80
C Class, $0.01 Par Value	$16,570,597	1,403,848	$11.80
R Class, $0.01 Par Value	$2,716,495	228,533	$11.89
*Maximum offering price $12.64 (net asset value divided by 0.9425)

See Notes to Financial Statements.

16

Statement of Operations

FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends	$ 2,263,282
Interest	3,250
2,266,532
Expenses:
Management fees	1,103,108
Distribution fees:
B Class	15,617
C Class	59,893
Service fees:
B Class	5,205
C Class	19,964
Distribution and service fees:
A Class	196,753
R Class	6,672
Directors’ fees and expenses	5,756
1,412,968

Net investment income (loss)	853,564

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,369,290
Futures contract transactions	502,988
3,872,278

Change in net unrealized appreciation (depreciation) on:
Investments	24,240,366
Futures contracts	125,412
24,365,778

Net realized and unrealized gain (loss)	28,238,056

Net Increase (Decrease) in Net Assets Resulting from Operations	$29,091,620

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 853,564	$ 2,517,261
Net realized gain (loss)	3,872,278	(75,469,025)
Change in net unrealized appreciation (depreciation)	24,365,778	85,640,660
Net increase (decrease) in net assets resulting from operations	29,091,620	12,688,896

Distributions to Shareholders
From net investment income:
Investor Class	(497,306)	(570,427)
Institutional Class	(3,938)	(8,437)
A Class	(1,609,202)	(2,467,422)
B Class	(10,268)	(21,956)
C Class	(38,972)	(100,095)
R Class	(20,874)	(4,280)
Decrease in net assets from distributions	(2,180,560)	(3,172,617)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(27,575,317)	(69,431,177)

Net increase (decrease) in net assets	(664,257)	(59,914,898)

Net Assets
Beginning of period	220,156,093	280,070,991
End of period	$219,491,836	$220,156,093

Undistributed net investment income	$348,644	$1,675,640

See Notes to Financial Statements.

18

Notes to Financial Statements

APRIL 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Fundamental Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund generally invests in larger-sized companies using a quantitative model that combines fundamental measures of a stock’s value and growth potential. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are

19

translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

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2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the six months ended April 30, 2010 was 1.00% for the Investor Class, A Class, B Class, C Class and R Class, and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended April 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2010, were $31,083,783 and $55,086,396, respectively.

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4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended April 30, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	443,400	$ 5,076,142	2,936,657	$ 25,135,556
Issued in reinvestment of distributions	41,430	466,086	57,636	509,506
Redeemed	(486,366)	(5,562,650)	(3,188,093)	(28,688,549)
	(1,536)	(20,422)	(193,800)	(3,043,487)
Institutional Class/Shares Authorized	25,000,000		25,000,000
Sold	—	—	6,979	64,975
Issued in reinvestment of distributions	261	2,933	843	7,449
Redeemed	(8,485)	(95,884)	(41,167)	(356,339)
	(8,224)	(92,951)	(33,345)	(283,915)
A Class/Shares Authorized	150,000,000		150,000,000
Sold	880,139	10,033,927	3,799,682	34,559,184
Issued in reinvestment of distributions	138,149	1,555,561	270,411	2,390,433
Redeemed	(3,320,081)	(37,737,950)	(10,954,111)	(100,378,119)
	(2,301,793)	(26,148,462)	(6,884,018)	(63,428,502)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	1,032	11,312	32,197	295,530
Issued in reinvestment of distributions	787	8,796	2,063	18,109
Redeemed	(32,235)	(361,773)	(74,926)	(674,371)
	(30,416)	(341,665)	(40,666)	(360,732)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	220,929	2,500,993	368,218	3,301,855
Issued in reinvestment of distributions	2,442	27,326	6,919	60,819
Redeemed	(288,643)	(3,233,872)	(839,097)	(7,652,952)
	(65,272)	(705,553)	(463,960)	(4,290,278)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	27,573	314,717	241,830	2,219,424
Issued in reinvestment of distributions	1,856	20,874	485	4,280
Redeemed	(52,770)	(601,855)	(27,315)	(247,967)
	(23,341)	(266,264)	215,000	1,975,737
Net increase (decrease)	(2,430,582)	$(27,575,317)	(7,400,789)	$(69,431,177)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

22

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of April 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$214,507,283	—	—
Temporary Cash Investments	29,733	$5,100,000	—
Total Value of Investment Securities	$214,537,016	$5,100,000	—
Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$54,868	—	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of equity price risk derivative instruments as of April 30, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $32,850 in payable for variation margin on futures contracts. For the six months ended April 30, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $502,988 in net realized gain (loss) on futures contract transactions and $125,412 in change in net unrealized appreciation (depreciation) on futures contracts.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an

23

alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended April 30, 2010, the fund did not utilize the program.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$188,061,662
Gross tax appreciation of investments	$38,479,254
Gross tax depreciation of investments	(6,903,900)
Net tax appreciation (depreciation) of investments	$31,575,354

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2009, the fund had accumulated capital losses of $(127,469,449), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(53,837,215) and $(73,632,234) expire in 2016 and 2017, respectively.

10. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval.

24

Financial Highlights

Fundamental Equity

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$10.57	$9.93	$15.68	$12.88	$11.04	$10.88
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.06	0.12	0.15	0.14	0.08	0.02
Net Realized and
Unrealized Gain (Loss)	1.42	0.66	(5.42)	2.93	2.12	0.14
Total From
Investment Operations	1.48	0.78	(5.27)	3.07	2.20	0.16
Distributions
From Net
Investment Income	(0.14)	(0.14)	(0.12)	(0.08)	—	—
From Net Realized Gains	—	—	(0.36)	(0.19)	(0.36)	—
Total Distributions	(0.14)	(0.14)	(0.48)	(0.27)	(0.36)	—
Net Asset Value,
End of Period	$11.91	$10.57	$9.93	$15.68	$12.88	$11.04

Total Return(4)	14.08%	8.16%	(34.56)%	24.18%	20.37%	1.47%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.01%(5)	1.01%	1.01%	1.00%	1.00%	1.00%(5)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	1.04%(5)	1.37%	1.15%	0.99%	0.74%	0.59%(5)
Portfolio Turnover Rate	15%	64%	97%	82%	174%	101%(6)
Net Assets, End of Period
(in thousands)	$42,709	$37,918	$37,535	$53,908	$3,836	$25
(1)	Six months ended April 30, 2010 (unaudited).
(2)	July 29, 2005 (commencement of sale) through October 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period November 30, 2004 (fund inception) through
October 31, 2005.

See Notes to Financial Statements.

25

Fundamental Equity

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$10.59	$9.94	$15.70	$12.90	$11.05	$10.88
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.07	0.16	0.19	0.19	0.12	0.02
Net Realized and
Unrealized Gain (Loss)	1.42	0.65	(5.44)	2.91	2.10	0.15
Total From
Investment Operations	1.49	0.81	(5.25)	3.10	2.22	0.17
Distributions
From Net
Investment Income	(0.16)	(0.16)	(0.15)	(0.11)	—	—
From Net Realized Gains	—	—	(0.36)	(0.19)	(0.37)	—
Total Distributions	(0.16)	(0.16)	(0.51)	(0.30)	(0.37)	—
Net Asset Value,
End of Period	$11.92	$10.59	$9.94	$15.70	$12.90	$11.05

Total Return(4)	14.19%	8.47%	(34.45)%	24.43%	20.51%	1.56%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.81%(5)	0.81%	0.81%	0.80%	0.80%	0.80%(5)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	1.24%(5)	1.57%	1.35%	1.19%	0.94%	0.79%(5)
Portfolio Turnover Rate	15%	64%	97%	82%	174%	101%(6)
Net Assets, End of Period
(in thousands)	$210	$274	$589	$286	$31	$25
(1)	Six months ended April 30, 2010 (unaudited).
(2)	July 29, 2005 (commencement of sale) through October 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period November 30, 2004 (fund inception) through
October 31, 2005.

See Notes to Financial Statements.

26

Fundamental Equity

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$10.56	$9.91	$15.65	$12.85	$11.03	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.04	0.11	0.12	0.11	0.06	0.02
Net Realized and
Unrealized Gain (Loss)	1.42	0.66	(5.41)	2.92	2.11	1.01
Total From
Investment Operations	1.46	0.77	(5.29)	3.03	2.17	1.03
Distributions
From Net
Investment Income	(0.11)	(0.12)	(0.09)	(0.04)	—	—
From Net Realized Gains	—	—	(0.36)	(0.19)	(0.35)	—
Total Distributions	(0.11)	(0.12)	(0.45)	(0.23)	(0.35)	—
Net Asset Value,
End of Period	$11.91	$10.56	$9.91	$15.65	$12.85	$11.03

Total Return(4)	13.91%	8.00%	(34.73)%	23.88%	20.12%	10.30%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.26%(5)	1.26%	1.26%	1.25%	1.25%	1.28%(5)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	0.79%(5)	1.12%	0.90%	0.74%	0.49%	0.17%(5)
Portfolio Turnover Rate	15%	64%	97%	82%	174%	101%
Net Assets, End of Period
(in thousands)	$153,065	$159,959	$218,469	$246,322	$37,314	$1,636
(1)	Six months ended April 30, 2010 (unaudited).
(2)	November 30, 2004 (fund inception) through October 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

27

Fundamental Equity

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$10.42	$9.78	$15.45	$12.74	$10.96	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)(3)	—(4)	0.03	0.02	0.01	(0.02)	(0.06)
Net Realized and
Unrealized Gain (Loss)	1.41	0.66	(5.36)	2.89	2.07	1.02
Total From
Investment Operations	1.41	0.69	(5.34)	2.90	2.05	0.96
Distributions
From Net
Investment Income	(0.03)	(0.05)	—	—	—	—
From Net Realized Gains	—	—	(0.33)	(0.19)	(0.27)	—
Total Distributions	(0.03)	(0.05)	(0.33)	(0.19)	(0.27)	—
Net Asset Value,
End of Period	$11.80	$10.42	$9.78	$15.45	$12.74	$10.96

Total Return(5)	13.52%	7.17%	(35.23)%	23.01%	19.04%	9.60%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.01%(6)	2.01%	2.01%	2.00%	2.00%	2.03%(6)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	0.04%(6)	0.37%	0.15%	(0.01)%	(0.26)%	(0.58)%(6)
Portfolio Turnover Rate	15%	64%	97%	82%	174%	101%
Net Assets, End of Period
(in thousands)	$4,221	$4,043	$4,195	$4,889	$1,498	$469
(1)	Six months ended April 30, 2010 (unaudited).
(2)	November 30, 2004 (fund inception) through October 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

28

Fundamental Equity

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$10.42	$9.79	$15.46	$12.75	$10.96	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)(3)	—(4)	0.03	0.02	—(4)	(0.03)	(0.06)
Net Realized and
Unrealized Gain (Loss)	1.41	0.65	(5.36)	2.90	2.09	1.02
Total From
Investment Operations	1.41	0.68	(5.34)	2.90	2.06	0.96
Distributions
From Net
Investment Income	(0.03)	(0.05)	—	—	—	—
From Net Realized Gains	—	—	(0.33)	(0.19)	(0.27)	—
Total Distributions	(0.03)	(0.05)	(0.33)	(0.19)	(0.27)	—
Net Asset Value,
End of Period	$11.80	$10.42	$9.79	$15.46	$12.75	$10.96

Total Return(5)	13.52%	7.06%	(35.20)%	22.99%	19.13%	9.60%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.01%(6)	2.01%	2.01%	2.00%	2.00%	2.03%(6)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	0.04%(6)	0.37%	0.15%	(0.01)%	(0.26)%	(0.58)%(6)
Portfolio Turnover Rate	15%	64%	97%	82%	174%	101%
Net Assets, End of Period
(in thousands)	$16,571	$15,311	$18,919	$24,544	$4,530	$693
(1)	Six months ended April 30, 2010 (unaudited).
(2)	November 30, 2004 (fund inception) through October 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

29

Fundamental Equity

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$10.52	$9.88	$15.61	$12.81	$11.03	$10.88
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.03	0.06	0.09	0.09	0.04	—(4)
Net Realized and
Unrealized Gain (Loss)	1.42	0.68	(5.41)	2.90	2.08	0.15
Total From
Investment Operations	1.45	0.74	(5.32)	2.99	2.12	0.15
Distributions
From Net
Investment Income	(0.08)	(0.10)	(0.05)	—(4)	—	—
From Net Realized Gains	—	—	(0.36)	(0.19)	(0.34)	—
Total Distributions	(0.08)	(0.10)	(0.41)	(0.19)	(0.34)	—
Net Asset Value,
End of Period	$11.89	$10.52	$9.88	$15.61	$12.81	$11.03

Total Return(5)	13.86%	7.64%	(34.92)%	23.60%	19.67%	1.38%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.51%(6)	1.51%	1.51%	1.50%	1.50%	1.50%(6)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	0.54%(6)	0.87%	0.65%	0.49%	0.24%	0.09%(6)
Portfolio Turnover Rate	15%	64%	97%	82%	174%	101%(7)
Net Assets, End of Period
(in thousands)	$2,716	$2,650	$364	$438	$30	$25
(1)	Six months ended April 30, 2010 (unaudited).
(2)	July 29, 2005 (commencement of sale) through October 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period November 30, 2004 (fund inception) through
October 31, 2005.

See Notes to Financial Statements.

30

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the

31

circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

32

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confir-
  mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

33

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

34

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

35

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

38

Notes

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1006
CL-SAN-68437

Semiannual Report
April 30, 2010

American Century Investments®

Focused Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Focused Growth

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23

Other Information

Board Approval of Management Agreements	29
Additional Information	35
Index Definitions	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended April 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Continued to Advance

U.S. stocks maintained their upward trajectory during the six months ended April 30, 2010. The main factors behind the market’s continued rally, which began in March 2009, included a strengthening economy and corporate earnings that exceeded expectations.

After a severe recession between mid-2008 and mid-2009, the U.S. economy delivered positive growth in the last two quarters of 2009 and the first quarter of 2010. Improving economic indicators included an increase in manufacturing activity, rising consumer spending, and evidence that the worst of the housing market decline had passed. Although the unemployment rate remained near the 26-year high it set in October 2009, job growth turned positive during the last few months of the period.

In addition to improving economic data, stocks got a lift from better-than-anticipated corporate profits. Revenues for many companies began to improve, resulting in flat to modestly positive growth rates on a year-over-year basis, while corporate profits improved significantly as businesses effectively managed their cost structures. Furthermore, demand for big-ticket items such as appliances, automobiles, and computers increased sharply after many consumers and businesses postponed purchases of these products when the economy was in recession.

Toward the end of the period, the stock market rally eased as concerns about sovereign debt problems in Greece and elsewhere in Europe emerged. Overall, however, the major equity indices (as illustrated in the table below) returned more than 15% for the six months.

Small Cap and Value Outperformed

Small-cap stocks led the equity market’s advance, returning more than 25% for the six-month period. Smaller stocks produced the strongest rebound after lagging during the market’s 2008 downturn. In addition, smaller companies enjoyed greater profitability thanks to significant operating leverage, which enabled them to benefit the most from improved cost management.

In the large-cap segment of the market, value shares modestly outpaced their growth-oriented counterparts for the period. The financials sector, which is by far the heaviest sector weighting in most value indices, was among the top-performing sectors in the stock market during the six-month period.

U.S. Stock Index Returns
For the six months ended April 30, 2010*
Russell 1000 Index (Large-Cap)	16.77%	Russell 2000 Index (Small-Cap)	28.17%
Russell 1000 Value Index	17.77%	Russell 2000 Value Index	30.66%
Russell 1000 Growth Index	15.79%	Russell 2000 Growth Index	25.49%
Russell Midcap Index	24.93%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	26.54%
Russell Midcap Growth Index	23.23%

4

Performance

Focused Growth

Total Returns as of April 30, 2010
				Average Annual Returns
	Ticker				Since	Inception
	Symbol	6 months(1)	1 year	5 years	Inception	Date
Investor Class	AFSIX	14.59%	33.74%	4.04%	3.19%	2/28/05
Russell 1000 Growth Index(2)	—	15.79%	38.16%	4.05%	3.16%	—
Institutional Class	AFGNX	14.71%	34.06%	—	-3.50%	9/28/07
A Class	AFGAX					9/28/07
No sales charge*		14.55%	33.51%	—	-3.90%
With sales charge*		7.99%	25.79%	—	-6.08%
B Class	AFGBX					9/28/07
No sales charge*		14.01%	32.58%	—	-4.64%
With sales charge*		9.01%	28.58%	—	-5.90%
C Class	AFGCX					9/28/07
No sales charge*		14.01%	32.58%	—	-4.64%
With sales charge*		13.01%	32.58%	—	-4.64%
R Class	AFGRX	14.32%	33.24%	—	-4.17%	9/28/07
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Focused Growth

*From 2/28/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Focused Growth

Portfolio Managers: Greg Woodhams and Joe Reiland

Performance Summary

Focused Growth returned 14.59%* during the six months ended April 30, 2010. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) rose 15.79%. The portfolio’s performance since its February 2005 inception is right in line with that of its benchmark (additional performance comparisons can be seen on pages 5-6).

In terms of Focused Growth’s absolute return for the six months, information technology shares contributed most to performance; no sector had negative returns for the period. Relative to the benchmark, stock choices in the consumer staples, information technology, and financials segments detracted most. Stock selection made the consumer discretionary and energy sectors the largest contributors to relative results.

Leading Detractors

Stock selection in the consumer staples sector was the leading detractor from relative results as investors sought more economically sensitive stocks. In that context, Coca-Cola, Kellogg, and General Mills lagged. Agricultural products processor Archer Daniels Midland detracted most, as soy crush margins declined. Our position in the stock was eliminated during the period.

Among technology shares, positioning in the communications equipment and internet software and services industries detracted most. Some of these stocks were vulnerable to profit-taking, and underperformed in early 2010 after big gains in 2009. The number-one detractor in the sector was network equipment maker QUALCOMM. The stock was punished for guiding expectations of future profit lower. Positioning in shares of Google also hurt relative results.

Financials stocks detracted from relative performance for the six months. The poor performance was concentrated in stocks of companies in the capital market industry segment, which was home to investment bank Goldman Sachs Group. This was the leading individual detractor for the six months after suffering from an unfavorable regulatory environment and a government investigation into its conduct in the buildup to the financial crisis.

Leading Contributors

The key contribution to relative results came from stock choices in the consumer discretionary sector, led by holdings in the household durables, specialty retail, auto components, and hotels, restaurant, and leisure industry segments. The number-one contributor to return relative to the benchmark came from a stake in Whirlpool, which saw margins improve and its international business do well. Another leading contributor in the sector was Starwood Hotels & Resorts, which benefited from rising room rates and favorable supply/demand factors as few new competing hotels and rooms are set to come online. Another top contributor was auto

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

7

Focused Growth

parts manufacturer BorgWarner, which benefited from the rebound in the auto industry and demand for new turbo-diesel and gasoline direct-injection engines. Specialty retailers Home Depot and Lowe’s did well after reporting better same-store sales and other business metrics.

Positioning in the energy sector also helped performance compared with the benchmark—stock choices had a positive effect, and it was beneficial to be underrepresented in this lagging sector. It helped to have no exposure to big, diversified oil services firm Exxon Mobil, whose shares underper-formed during the market rebound.

Two of the top-10 individual contributors to performance for the last six months resided in the health care sector. Pharmaceutical firm Novo Nordisk enjoyed market share gains and benefited from approval of a drug in a new class of diabetes management therapies. Pharmacy benefits manager Express Scripts, which helps employers and insurers control prescription medicine costs, did well after reporting strong margins and some key business wins.

Outlook

We believe the portfolio can outperform the Russell 1000 Growth Index over time through stock selection in the large-cap growth universe, style adherence, risk management, and disciplined execution that contributes to greater consistency. And while we recognize that each investment environment presents its own unique challenges, our emphasis on stock selection as the principal generator of alpha and our focus on risk management remain constant.

As a result, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities. As of April 30, 2010, we found opportunity in the consumer discretionary and telecommunication services sectors, two of the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight was in consumer staples shares. On an absolute basis, information technology shares remain the portfolio’s single largest sector allocation by far, while the portfolio had no exposure to the tiny (less than 1% of the index) utilities sector.

8

Focused Growth

Top Ten Holdings
% of net assets as of 4/30/10
Apple, Inc.	5.4%
Microsoft Corp.	4.6%
Hewlett-Packard Co.	4.2%
Coca-Cola Co. (The)	4.0%
Abbott Laboratories	3.7%
Google, Inc., Class A	3.5%
Express Scripts, Inc.	3.1%
Oracle Corp.	3.0%
Amgen, Inc.	2.9%
Illinois Tool Works, Inc.	2.8%

Top Five Industries
% of net assets as of 4/30/10
Computers & Peripherals	13.2%
Software	7.6%
Pharmaceuticals	6.6%
Food Products	5.4%
Multiline Retail	4.6%

Types of Investments in Portfolio
% of net assets as of 4/30/10
Common Stocks	97.9%
Temporary Cash Investments	2.3%
Other Assets and Liabilities	(0.2)%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

10

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	11/1/09	4/30/10	11/1/09 – 4/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,145.90	$5.32	1.00%
Institutional Class	$1,000	$1,147.10	$4.26	0.80%
A Class	$1,000	$1,145.50	$6.65	1.25%
B Class	$1,000	$1,140.10	$10.61	2.00%
C Class	$1,000	$1,140.10	$10.61	2.00%
R Class	$1,000	$1,143.20	$7.97	1.50%
Hypothetical
Investor Class	$1,000	$1,019.84	$5.01	1.00%
Institutional Class	$1,000	$1,020.83	$4.01	0.80%
A Class	$1,000	$1,018.60	$6.26	1.25%
B Class	$1,000	$1,014.88	$9.99	2.00%
C Class	$1,000	$1,014.88	$9.99	2.00%
R Class	$1,000	$1,017.36	$7.50	1.50%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Focused Growth

APRIL 30, 2010 (UNAUDITED)
Shares		Value		Shares	Value
Common Stocks — 97.9%			ELECTRICAL EQUIPMENT — 0.6%
AEROSPACE & DEFENSE — 1.0%			Rockwell Automation, Inc.	1,366	$ 82,943
			ELECTRONIC EQUIPMENT,
Honeywell International, Inc.	2,611	$ 123,944	INSTRUMENTS & COMPONENTS — 2.4%
Rockwell Collins, Inc.	357	23,205	Jabil Circuit, Inc.	22,025	337,423
		147,149	ENERGY EQUIPMENT & SERVICES — 0.3%
AIR FREIGHT & LOGISTICS — 2.1%			Schlumberger Ltd.	567	40,495
United Parcel Service, Inc.,			FOOD & STAPLES RETAILING — 0.8%
Class B	4,356	301,174
AUTO COMPONENTS — 1.5%			Walgreen Co.	2,995	105,274
BorgWarner, Inc.(1)	4,732	205,085	FOOD PRODUCTS — 5.4%
AUTOMOBILES — 0.2%			General Mills, Inc.	5,514	392,486
			Kellogg Co.	6,639	364,747
Ford Motor Co.(1)	1,955	25,454
					757,233
BEVERAGES — 4.0%			HEALTH CARE EQUIPMENT & SUPPLIES — 2.2%
Coca-Cola Co. (The)	10,497	561,065	Baxter International, Inc.	1,609	75,977
BIOTECHNOLOGY — 3.1%			Covidien plc	4,991	239,518
Alexion
Pharmaceuticals, Inc.(1)	336	18,440			315,495
Amgen, Inc.(1)	7,193	412,590	HEALTH CARE PROVIDERS & SERVICES — 3.1%
			Express Scripts, Inc.(1)	4,332	433,763
		431,030
CAPITAL MARKETS — 1.7%			HOTELS, RESTAURANTS & LEISURE — 1.1%
Goldman Sachs			Starwood Hotels &
Group, Inc. (The)	1,690	245,388	Resorts Worldwide, Inc.	2,803	152,792
CHEMICALS — 2.0%			HOUSEHOLD DURABLES — 2.2%
Celanese Corp., Series A	5,685	181,863	Whirlpool Corp.	2,833	308,429
PPG Industries, Inc.	1,315	92,537	HOUSEHOLD PRODUCTS — 1.0%
		274,400	Procter & Gamble Co. (The)	2,336	145,206
COMMERCIAL BANKS — 1.1%			INDUSTRIAL CONGLOMERATES — 1.4%
Wells Fargo & Co.	4,808	159,193	3M Co.	2,169	192,325
COMMUNICATIONS EQUIPMENT — 2.1%			INSURANCE — 1.6%
Arris Group, Inc.(1)	3,886	47,759	Aflac, Inc.	4,283	218,262
F5 Networks, Inc.(1)	890	60,902	INTERNET SOFTWARE & SERVICES — 3.5%
			Google, Inc., Class A(1)	928	487,608
QUALCOMM, Inc.	4,762	184,480
		293,141	IT SERVICES — 0.5%
COMPUTERS & PERIPHERALS — 13.2%			Paychex, Inc.	2,463	75,368
Apple, Inc.(1)	2,912	760,382	MACHINERY — 4.3%
Dell, Inc.(1)	6,163	99,717	Eaton Corp.	2,722	210,030
			Illinois Tool Works, Inc.	7,824	399,806
EMC Corp.(1)	20,829	395,959
					609,836
Hewlett-Packard Co.	11,418	593,394	MEDIA — 2.0%
		1,849,452	Scripps Networks
CONSUMER FINANCE — 2.2%			Interactive, Inc., Class A	6,209	281,516
American Express Co.	6,786	312,970	MULTILINE RETAIL — 4.6%
DIVERSIFIED — 0.6%			Kohl’s Corp.(1)	6,365	350,011
iShares Russell 1000 Growth			Target Corp.	5,163	293,620
Index Fund	1,531	80,393
					643,631

12

Focused Growth

	Shares	Value		Shares	Value
OIL, GAS & CONSUMABLE FUELS — 2.9%			WIRELESS TELECOMMUNICATION SERVICES — 2.1%
Apache Corp.	2,393	$ 243,512	American Tower Corp.,
Occidental Petroleum Corp.	1,919	170,138	Class A(1)	7,353	$ 300,076
		413,650	TOTAL COMMON STOCKS
PHARMACEUTICALS — 6.6%			(Cost $11,005,061)		13,735,584
Abbott Laboratories	10,202	521,934	Temporary Cash Investments — 2.3%
Novo Nordisk A/S B Shares	4,872	397,933	JPMorgan U.S. Treasury
		919,867	Plus Money Market Fund
ROAD & RAIL — 2.3%			Agency Shares	28,442	28,442
			Repurchase Agreement, Credit Suisse First
Union Pacific Corp.	4,177	316,032	Boston, Inc., (collateralized by various U.S.
SEMICONDUCTORS &			Treasury obligations, 8.00%, 11/15/21,
SEMICONDUCTOR EQUIPMENT — 2.1%			valued at $306,137), in a joint trading
Broadcom Corp., Class A	2,164	74,636	account at 0.13%, dated 4/30/10, due
Linear Technology Corp.	7,524	226,172	5/3/10 (Delivery value $300,003)		300,000
		300,808	TOTAL TEMPORARY
			CASH INVESTMENTS
SOFTWARE — 7.6%			(Cost $328,442)		328,442
Microsoft Corp.	21,159	646,196	TOTAL INVESTMENT
Oracle Corp.	16,030	414,215	SECURITIES — 100.2%
		1,060,411	(Cost $11,333,503)		14,064,026
SPECIALTY RETAIL — 2.5%			OTHER ASSETS
Home Depot, Inc. (The)	8,368	294,972	AND LIABILITIES — (0.2)%		(27,244)
J. Crew Group, Inc.(1)	1,211	56,275	TOTAL NET ASSETS — 100.0%		$14,036,782
		351,247

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
1,409,515 DKK for USD	5/28/10	$252,118	$(235)

(Value on Settlement Date $251,883)

Notes to Schedule of Investments
DKK = Danish Krone
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

APRIL 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $11,333,503)			$14,064,026
Receivable for investments sold			199,878
Receivable for capital shares sold			5,867
Dividends and interest receivable			13,906
			14,283,677

Liabilities
Payable for investments purchased			234,894
Payable for forward foreign currency exchange contracts			235
Accrued management fees			11,524
Service fees (and distribution fees — A Class and R Class) payable			136
Distribution fees payable			106
			246,895

Net Assets			$14,036,782

Net Assets Consist of:
Capital (par value and paid-in surplus)			$13,509,585
Undistributed net investment income			20,819
Accumulated net realized loss on investment and foreign currency transactions			(2,223,974)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies			2,730,352
			$14,036,782

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$13,373,626	1,336,971	$10.00
Institutional Class, $0.01 Par Value	$22,805	2,282	$9.99
A Class, $0.01 Par Value	$441,828	44,188	$10.00*
B Class, $0.01 Par Value	$54,113	5,449	$9.93
C Class, $0.01 Par Value	$121,627	12,247	$9.93
R Class, $0.01 Par Value	$22,783	2,282	$9.98
*Maximum offering price $10.61 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $890)	$ 94,396
Interest	84
94,480

Expenses:
Management fees	66,963
Distribution fees:
B Class	192
C Class	355
Service fees:
B Class	64
C Class	118
Distribution and service fees:
A Class	521
R Class	53
Directors’ fees and expenses	190
68,456

Net investment income (loss)	26,024

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	293,581
Foreign currency transactions	24,073
317,654

Change in net unrealized appreciation (depreciation) on:
Investments	1,487,049
Translation of assets and liabilities in foreign currencies	(1,371)
1,485,678

Net realized and unrealized gain (loss)	1,803,332

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,829,356

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 26,024	$ 48,633
Net realized gain (loss)	317,654	(1,858,458)
Change in net unrealized appreciation (depreciation)	1,485,678	3,320,135
Net increase (decrease) in net assets resulting from operations	1,829,356	1,510,310

Distributions to Shareholders
From net investment income:
Investor Class	(5,153)	(57,432)
Institutional Class	(52)	(145)
A Class	—	(1,030)
R Class	—	(34)
Decrease in net assets from distributions	(5,205)	(58,641)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(879,196)	2,447,525

Net increase (decrease) in net assets	944,955	3,899,194

Net Assets
Beginning of period	13,091,827	9,192,633
End of period	$14,036,782	$13,091,827

Undistributed net investment income	$20,819	—

See Notes to Financial Statements.

16

Notes to Financial Statements

APRIL 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Focused Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by purchasing stocks of larger-sized companies that management believes will increase in value over time. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

17

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

18

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the six months ended April 30, 2010 was 1.00% for the Investor Class, A Class, B Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended April 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2010, were $3,624,024 and $4,533,749, respectively.

19

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended April 30, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	175,973	$ 1,684,514	654,311	$ 5,116,668
Issued in reinvestment of distributions	526	5,016	8,124	55,893
Redeemed	(275,839)	(2,598,658)	(366,700)	(2,889,415)
	(99,340)	(909,128)	295,735	2,283,146
Institutional Class/Shares Authorized	10,000,000		10,000,000
Issued in reinvestment of distributions	5	52	21	145
A Class/Shares Authorized	10,000,000		10,000,000
Sold	6,097	56,933	44,859	360,028
Issued in reinvestment of distributions	—	—	149	1,030
Redeemed	(4,629)	(44,618)	(33,521)	(216,714)
	1,468	12,315	11,487	144,344
B Class/Shares Authorized	10,000,000		10,000,000
Sold	—	—	2,202	17,425
Redeemed	—	—	(660)	(4,449)
	—	—	1,542	12,976
C Class/Shares Authorized	10,000,000		10,000,000
Sold	5,913	54,733	3,456	29,290
Redeemed	(4,044)	(37,545)	(2,490)	(22,410)
	1,869	17,188	966	6,880
R Class/Shares Authorized	10,000,000		10,000,000
Sold	53	516	—	—
Issued in reinvestment of distributions	—	—	5	34
Redeemed	(14)	(139)	—	—
	39	377	5	34
Net increase (decrease)	(95,959)	$ (879,196)	309,756	$ 2,447,525

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of April 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$13,337,651	$397,933	—
Temporary Cash Investments	28,442	300,000	—
Total Value of Investment Securities	$13,366,093	$697,933	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(235)	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of April 30, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $235 in payable for forward foreign currency exchange contracts. For the six months ended April 30, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $23,997 in net realized gain (loss) on foreign currency transactions and $(1,351) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended April 30, 2010, the fund did not utilize the program.

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8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$11,456,270
Gross tax appreciation of investments	$2,675,594
Gross tax depreciation of investments	(67,838)
Net tax appreciation (depreciation) of investments	$2,607,756

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2009, the fund had accumulated capital losses of $(2,419,403), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(677,282) and $(1,742,121) expire in 2016 and 2017, respectively.

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval.

22

Financial Highlights

Focused Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$8.73	$7.73	$12.92	$11.42	$10.53	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.02	0.04	0.02	0.04	0.01	—(4)
Net Realized and
Unrealized Gain (Loss)	1.25	1.01	(3.74)	1.73	0.95	0.53
Total From
Investment Operations	1.27	1.05	(3.72)	1.77	0.96	0.53
Distributions
From Net
Investment Income	—(4)	(0.05)	(0.01)	(0.04)	—(4)	—
From Net
Realized Gains	—	—	(1.46)	(0.23)	(0.07)	—
Total Distributions	—(4)	(0.05)	(1.47)	(0.27)	(0.07)	—
Net Asset Value,
End of Period	$10.00	$8.73	$7.73	$12.92	$11.42	$10.53

Total Return(5)	14.59%	13.77%	(32.19)%	15.78%	9.13%	5.30%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.00%(6)	1.00%	1.00%	1.00%	1.00%	1.00%(6)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.41%(6)	0.50%	0.22%	0.33%	0.07%	0.00%(6)
Portfolio Turnover Rate	28%	125%	130%	275%	313%	95%
Net Assets, End of Period
(in thousands)	$13,374	$12,541	$8,814	$13,381	$15,837	$12,175
(1)	Six months ended April 30, 2010 (unaudited).
(2)	February 28, 2005 (fund inception) through October 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

23

Focused Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$8.73	$7.73	$12.93	$12.59
Income From Investment Operations
Net Investment Income (Loss)(3)	0.03	0.05	0.04	—(4)
Net Realized and Unrealized Gain (Loss)	1.25	1.01	(3.75)	0.34
Total From Investment Operations	1.28	1.06	(3.71)	0.34
Distributions
From Net Investment Income	(0.02)	(0.06)	(0.03)	—
From Net Realized Gains	—	—	(1.46)	—
Total Distributions	(0.02)	(0.06)	(1.49)	—
Net Asset Value, End of Period	$9.99	$8.73	$7.73	$12.93

Total Return(5)	14.71%	14.00%	(32.09)%	2.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%(6)	0.80%	0.80%	0.80%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.61%(6)	0.70%	0.42%	(0.40)%(6)
Portfolio Turnover Rate	28%	125%	130%	275%(7)
Net Assets, End of Period (in thousands)	$23	$20	$17	$26
(1) Six months ended April 30, 2010 (unaudited).
(2)	September 28, 2007 (commencement of sale) through October 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4) Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.
See Notes to Financial Statements.

24

Focused Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$8.74	$7.73	$12.92	$12.59
Income From Investment Operations
Net Investment Income (Loss)(3)	0.01	0.02	—(4)	(0.01)
Net Realized and Unrealized Gain (Loss)	1.25	1.02	(3.75)	0.34
Total From Investment Operations	1.26	1.04	(3.75)	0.33
Distributions
From Net Investment Income	—	(0.03)	—	—
From Net Realized Gains	—	—	(1.44)	—
Total Distributions	—	(0.03)	(1.44)	—
Net Asset Value, End of Period	$10.00	$8.74	$7.73	$12.92

Total Return(5)	14.55%	13.48%	(32.37)%	2.62%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.25%(6)	1.25%	1.25%	1.25%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.16%(6)	0.25%	(0.03)%	(0.85)%(6)
Portfolio Turnover Rate	28%	125%	130%	275%(7)
Net Assets, End of Period (in thousands)	$442	$373	$241	$26
(1) Six months ended April 30, 2010 (unaudited).
(2)	September 28, 2007 (commencement of sale) through October 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4) Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

25

Focused Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$8.71	$7.73	$12.91	$12.59
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.03)	(0.04)	(0.08)	(0.02)
Net Realized and Unrealized Gain (Loss)	1.25	1.02	(3.75)	0.34
Total From Investment Operations	1.22	0.98	(3.83)	0.32
Distributions
From Net Realized Gains	—	—	(1.35)	—
Net Asset Value, End of Period	$9.93	$8.71	$7.73	$12.91

Total Return(4)	14.01%	12.68%	(32.87)%	2.54%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%(5)	2.00%	2.00%	2.00%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.59)%(5)	(0.50)%	(0.78)%	(1.60)%(5)
Portfolio Turnover Rate	28%	125%	130%	275%(6)
Net Assets, End of Period (in thousands)	$54	$47	$30	$26
(1) Six months ended April 30, 2010 (unaudited).
(2)	September 28, 2007 (commencement of sale) through October 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

26

Focused Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$8.71	$7.73	$12.91	$12.59
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.03)	(0.04)	(0.08)	(0.02)
Net Realized and Unrealized Gain (Loss)	1.25	1.02	(3.75)	0.34
Total From Investment Operations	1.22	0.98	(3.83)	0.32
Distributions
From Net Realized Gains	—	—	(1.35)	—
Net Asset Value, End of Period	$9.93	$8.71	$7.73	$12.91

Total Return(4)	14.01%	12.68%	(32.87)%	2.54%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%(5)	2.00%	2.00%	2.00%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.59)%(5)	(0.50)%	(0.78)%	(1.52)%(5)
Portfolio Turnover Rate	28%	125%	130%	275%(6)
Net Assets, End of Period (in thousands)	$122	$90	$73	$76
(1) Six months ended April 30, 2010 (unaudited).
(2)	September 28, 2007 (commencement of sale) through October 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

27

Focused Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$8.73	$7.73	$12.92	$12.59
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.01)	—(4)	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss)	1.26	1.02	(3.76)	0.34
Total From Investment Operations	1.25	1.02	(3.78)	0.33
Distributions
From Net Investment Income	—	(0.02)	—	—
From Net Realized Gains	—	—	(1.41)	—
Total Distributions	—	(0.02)	(1.41)	—
Net Asset Value, End of Period	$9.98	$8.73	$7.73	$12.92

Total Return(5)	14.32%	13.19%	(32.56)%	2.62%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.50%(6)	1.50%	1.50%	1.50%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.09)%(6)	0.00%(7)	(0.28)%	(1.10)%(6)
Portfolio Turnover Rate	28%	125%	130%	275%(8)
Net Assets, End of Period (in thousands)	$23	$20	$17	$26
(1) Six months ended April 30, 2010 (unaudited).
(2)	September 28, 2007 (commencement of sale) through October 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4) Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.
(7) Ratio is less than 0.005%.
(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

28

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor

29

will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

30

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

31

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

32

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1006
CL-SAN-68438

Semiannual Report
April 30, 2010

American Century Investments®

Capital Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Capital Value

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	23

Other Information

Board Approval of Management Agreements	26
Additional Information	32
Index Definitions	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended April 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase – “The best is yet to be” – still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Stocks Soared on Mixed Economic Data

Stocks posted robust returns during the six-month period ended April 30, 2010, extending the rally that began in March 2009. Better-than-expected corporate earnings, driven primarily by cost-cutting, helped fuel the gains. Furthermore, signs the economy was recovering from the worst recession in decades provided a positive backdrop for stock investors. Despite an unemployment rate hovering near 10% and lackluster consumer spending and housing market data, stock investors focused on manufacturing and inventory gains and the steepening Treasury yield curve as indications the economy was rebounding.

The optimism that prevailed throughout most of the period gave way to a more pessimistic tone for the stock market late in the period, when concerns shifted to the mounting sovereign debt crisis in Greece and other European nations. In late April, Standard & Poor’s downgraded Greece’s sovereign debt to junk status, and investors feared other European nations would face similar fates. The financial crisis in Greece reminded investors of the fiscal dangers still facing many countries that borrowed heavily and incurred massive debt to combat the global financial crisis.

Value Outpaced Growth

All major stock benchmarks showed strong returns during the period, with small-cap stocks leading the charge, as investors positioned their portfolios for an improving economy. Across the capitalization spectrum, value stocks outperformed their growth counterparts, primarily due to a rebound in the financials sector, which represents a large weighting in many value indices. A recovery in dividend payments gains also helped boost performance among value stocks. In particular, February 2010 marked the best month for dividends in more than two years as 47 companies represented in the S&P 500 Index raised their dividends or began paying them.

Whether positive economic news continues to influence the stock market will increasingly depend on whether households—the real engine of economic growth—have the wherewithal and the desire to increase spending. In the second half of the period, the economy experienced some positive signs in that regard, as service industries stepped up their hiring and select retailers experienced higher demand.

U.S. Stock Index Returns
For the six months ended April 30, 2010*
Russell 1000 Index (Large-Cap)	16.77%	Russell 2000 Index (Small-Cap)	28.17%
Russell 1000 Value Index	17.77%	Russell 2000 Value Index	30.66%
Russell 1000 Growth Index	15.79%	Russell 2000 Growth Index	25.49%
Russell Midcap Index	24.93%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	26.54%
Russell Midcap Growth Index	23.23%

4

Performance

Capital Value

Total Returns as of April 30, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	ACTIX	11.80%	35.17%	0.02%	3.72%	3.60%	3/31/99
Return After-Tax
on Distributions(2)		11.49%	34.80%	-0.47%	3.27%	3.17%
Return After-Tax
on Distributions and
Sale of Shares(2)		8.04%	23.31%	0.05%	3.13%	3.02%
Russell 1000
Value Index(3)	—	17.77%	42.28%	1.93%	3.48%	3.60%	—
Institutional Class	ACPIX	12.02%	35.45%	0.22%	—	2.63%	3/1/02
Return After-Tax
on Distributions(2)		11.69%	35.04%	-0.30%	—	2.18%
Return After-Tax
on Distributions and
Sale of Shares(2)		8.23%	23.54%	0.22%	—	2.23%
A Class(4)	ACCVX						5/14/03
No sales charge*		11.94%	34.83%	-0.20%	—	4.25%
With sales charge*		5.56%	27.04%	-1.37%	—	3.36%
Return After-Tax
on Distributions(2)		5.32%	26.74%	-1.82%	—	2.98%
Return After-Tax
on Distributions and
Sale of Shares(2)		3.92%	17.94%	-1.13%	—	2.92%

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	After-tax returns are calculated with sales charge, as applicable, using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.
After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(4)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Capital Value

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class
1.10%	0.90%	1.35%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Capital Value

Portfolio Managers: Chuck Ritter and Brendan Healy

Performance Summary

Capital Value returned 11.80%(1) for the six months ended April 30, 2010. By comparison, its benchmark, the Russell 1000 Value Index, returned 17.77%, while the broader market, as measured by the S&P 500 Index, returned 15.66%.(2) The portfolio’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (its performance, like Capital Value’s, reflects operating expenses) was 14.82%.(3)

Despite some setbacks, and as described in the Market Perspective on page 4, stock prices rose during the six-month reporting period. Economic conditions improved in response to government stimulus, corporate earnings were better than expected, and improving conditions in the capital markets helped the more highly leveraged or financially strapped companies. These factors led many investors to focus on riskier assets, and many of the period’s largest gains were made by the lower-quality businesses that fared the worst during the financial crisis. Furthermore, the names that lagged the rally tended to be the stable, less-risky businesses favored by Capital Value. In this environment, the portfolio received positive results in absolute terms from nine of the 10 sectors in which it was invested. On a relative basis, positions in the consumer discretionary, financials, and health care sectors detracted. The portfolio’s complement of industrials stocks enhanced results.

Consumer Discretionary Detracted

The benchmark’s top-performing sector was a source of relative weakness. Many consumer discretionary stocks, which had experienced steep declines during the recession, rallied on optimism about economic growth and improving consumer sentiment.

The portfolio’s relative underperformance was largely a result of what it didn’t own rather than what it did. Capital Value had no exposure to automobiles stocks, including Ford Motor. The car maker, which has been able to restructure its business without the help of the U.S. government, continued to gain market share and reported a solid first-quarter profit.

Similarly, the portfolio’s underweight in the media industry slowed results. Media companies outperformed as the economy strengthened and advertising revenues improved. Nevertheless, Capital Value benefited from a position in CBS Corp. Shares of the television network rose on news of record-breaking audiences for its sports programming, including golf’s Master’s tournament and college basketball’s March Madness.

(1)	All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.
(2)	The S&P 500 Index average annual returns were 38.84%, 2.63% and -0.19% for the one-, five- and 10-year periods ended April 30, 2010, respectively, and 1.04% since the Investor Class’s inception.
(3)	The average returns for Morningstar’s Large Cap Value category were 38.57%, 1.92% and 3.28% on an average annualized basis for the one-, five- and ten-year periods ended April 30, 2010, respectively. Since the Investor Class’s inception, the average return for Morningstar’s Large Cap
Value category was 3.36%. © 2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither
Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

7

Capital Value

Financials Hindered Progress

Although financials contributed positively to Capital Value’s return, an underweight restrained relative performance as companies with stressed balance sheets outperformed stronger, higher-quality businesses. In particular, the portfolio was underweight commercial banks, which turned in strong performance for the benchmark.

An underweight in real estate investment trusts (REITs) also hampered relative results. For some time, the management team has been concerned about this segment’s operating trends, financial leverage, access to funding, and valuation. However, in spite of deterioration in the commercial real estate market, REIT stocks posted strong gains in the benchmark as investors sought out riskier assets during the period.

Health Care Slowed Results

The portfolio’s overweight in pharmaceuticals stocks dampened relative performance. A key detractor was Pfizer. Although Pfizer reported strong fourth-quarter 2009 earnings and increased growth because of its merger with Wyeth Pharmaceuticals, its shares declined on a lower-than-expected 2010 financial forecast.

Industrials Contributed

The industrials sector added to the portfolio’s total return. Many industrials stocks posted strong gains during the reporting period as economic conditions improved.

Capital Value benefited from effective security selection throughout the sector. The aerospace and defense industry provided two notable contributors, Northrop Grumman Corp. and Honeywell International. Northrop Grumman reported robust profits as U.S. defense spending increased. Honeywell raised its earnings outlook in response to stronger orders for its products.

The machinery industry supplied key contributor Dover Corp. The equipment manufacturer’s first-quarter profits doubled, driven by higher sales and acquisition gains.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. Capital Value is broadly diversified, with ongoing overweight positions in the health care, information technology, and consumer staples sectors. Our valuation work is also directing us toward smaller relative weightings in financials and utilities stocks. In addition, we are still finding value opportunities among mega-cap stocks and have maintained our bias toward them.

8

Capital Value

Top Ten Holdings
% of net assets
as of 4/30/10
Exxon Mobil Corp.	5.0%
General Electric Co.	4.1%
Chevron Corp.	3.8%
JPMorgan Chase & Co.	3.7%
AT&T, Inc.	3.5%
Bank of America Corp.	3.5%
Pfizer, Inc.	3.4%
ConocoPhillips	3.1%
Wells Fargo & Co.	2.4%
Verizon Communications, Inc.	2.1%

Top Five Industries
% of net assets
as of 4/30/10
Oil, Gas & Consumable Fuels	16.9%
Pharmaceuticals	8.6%
Diversified Financial Services	7.7%
Diversified Telecommunication Services	6.0%
Media	4.7%

Types of Investments in Portfolio
% of net assets
as of 4/30/10
Common Stocks	99.1%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.5%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending

10

account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	11/1/09	4/30/10	11/1/09 - 4/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,118.00	$5.78	1.10%
Institutional Class	$1,000	$1,120.20	$4.73	0.90%
A Class	$1,000	$1,119.40	$7.09	1.35%
Hypothetical
Investor Class	$1,000	$1,019.34	$5.51	1.10%
Institutional Class	$1,000	$1,020.33	$4.51	0.90%
A Class	$1,000	$1,018.10	$6.76	1.35%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Capital Value

APRIL 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 99.1%			DIVERSIFIED FINANCIAL SERVICES — 7.7%
AEROSPACE & DEFENSE — 2.6%			Bank of America Corp.	345,400	$ 6,158,482
			Citigroup, Inc.(1)	234,600	1,025,202
Honeywell International, Inc.	32,600	$ 1,547,522
Lockheed Martin Corp.	11,400	967,746	JPMorgan Chase & Co.	151,000	6,429,580
Northrop Grumman Corp.	30,100	2,041,683			13,613,264
		4,556,951	DIVERSIFIED TELECOMMUNICATION
			SERVICES — 6.0%
BEVERAGES — 1.3%			AT&T, Inc.	237,700	6,194,462
Coca-Cola Co. (The)	42,900	2,293,005	CenturyTel, Inc.	19,700	671,967
BIOTECHNOLOGY — 0.7%			Verizon
Amgen, Inc.(1)	16,100	923,496	Communications, Inc.	129,300	3,735,477
Gilead Sciences, Inc.(1)	9,500	376,865			10,601,906
		1,300,361	ELECTRIC UTILITIES — 2.5%
CAPITAL MARKETS — 3.6%			American Electric
Ameriprise Financial, Inc.	25,800	1,196,088	Power Co., Inc.	22,500	771,750
Bank of New York			Exelon Corp.	47,900	2,087,961
Mellon Corp. (The)	51,300	1,596,969	PPL Corp.	58,100	1,438,556
Goldman Sachs					4,298,267
Group, Inc. (The)	14,200	2,061,840	ENERGY EQUIPMENT & SERVICES — 1.7%
Morgan Stanley	47,200	1,426,384	Baker Hughes, Inc.	16,900	840,944
		6,281,281	National Oilwell Varco, Inc.	32,500	1,430,975
CHEMICALS — 2.3%			Transocean Ltd.(1)	9,000	652,050
E.I. du Pont de Nemours					2,923,969
& Co.	58,000	2,310,720
PPG Industries, Inc.	23,600	1,660,732	FOOD & STAPLES RETAILING — 3.2%
		3,971,452	Kroger Co. (The)	51,100	1,135,953
COMMERCIAL BANKS — 4.6%			SYSCO Corp.	34,000	1,072,360
PNC Financial Services			Walgreen Co.	44,700	1,571,205
Group, Inc.	22,700	1,525,667	Wal-Mart Stores, Inc.	35,600	1,909,940
U.S. Bancorp.	92,100	2,465,517			5,689,458
Wells Fargo & Co.	125,500	4,155,305	FOOD PRODUCTS — 1.2%
		8,146,489	Kraft Foods, Inc., Class A	43,700	1,293,520
COMMERCIAL SERVICES & SUPPLIES — 1.2%			Unilever NV
Avery Dennison Corp.	17,500	683,025	New York Shares	27,500	832,150
Pitney Bowes, Inc.	26,700	678,180			2,125,670
R.R. Donnelley & Sons Co.	35,700	767,193	HEALTH CARE EQUIPMENT & SUPPLIES — 0.4%
		2,128,398	Medtronic, Inc.	16,000	699,040
COMMUNICATIONS EQUIPMENT — 0.8%			HEALTH CARE PROVIDERS & SERVICES — 1.3%
Cisco Systems, Inc.(1)	50,100	1,348,692	Aetna, Inc.	26,600	786,030
COMPUTERS & PERIPHERALS — 1.2%			Quest Diagnostics, Inc.	9,100	520,156
			WellPoint, Inc.(1)	17,400	936,120
Hewlett-Packard Co.	38,800	2,016,436
CONSTRUCTION & ENGINEERING — 0.3%					2,242,306
Shaw Group, Inc. (The)(1)	14,500	555,060	HOTELS, RESTAURANTS & LEISURE — 0.5%
DIVERSIFIED CONSUMER SERVICES — 0.4%			Darden Restaurants, Inc.	10,000	447,500
H&R Block, Inc.	36,600	670,146	Starbucks Corp.	18,600	483,228
					930,728

12

Capital Value

Shares		Value		Shares	Value
HOUSEHOLD DURABLES — 0.6%			OFFICE ELECTRONICS — 0.4%
Newell Rubbermaid, Inc.	64,400	$ 1,099,308	Xerox Corp.	65,200	$ 710,680
HOUSEHOLD PRODUCTS — 0.5%			OIL, GAS & CONSUMABLE FUELS — 16.9%
Clorox Co.	14,700	951,090	Apache Corp.	19,700	2,004,672
INDEPENDENT POWER PRODUCERS			Chevron Corp.	81,000	6,596,640
& ENERGY TRADERS — 0.3%			ConocoPhillips	91,700	5,427,723
NRG Energy, Inc.(1)	20,200	488,234	Devon Energy Corp.	20,300	1,366,799
INDUSTRIAL CONGLOMERATES — 4.6%			Exxon Mobil Corp.	128,600	8,725,510
General Electric Co.	379,100	7,149,826	Occidental Petroleum Corp.	25,000	2,216,500
Tyco International Ltd.	24,400	946,476	Royal Dutch Shell plc,
		8,096,302	Class A ADR	38,900	2,440,975
INSURANCE — 4.7%			Valero Energy Corp.	45,300	941,787
Allstate Corp. (The)	45,100	1,473,417			29,720,606
Chubb Corp. (The)	29,100	1,538,517	PAPER & FOREST PRODUCTS — 0.5%
Loews Corp.	24,700	919,828	International Paper Co.	30,500	815,570
Principal Financial			PHARMACEUTICALS — 8.6%
Group, Inc.	33,100	967,182	Abbott Laboratories	29,400	1,504,104
Torchmark Corp.	20,000	1,070,800	Eli Lilly & Co.	29,500	1,031,615
Travelers Cos., Inc. (The)	34,700	1,760,678	Johnson & Johnson	51,100	3,285,730
XL Capital Ltd., Class A	28,400	505,520	Merck & Co., Inc.	94,800	3,321,792
		8,235,942	Pfizer, Inc.	361,600	6,045,952
IT SERVICES — 1.5%					15,189,193
Fiserv, Inc.(1)	13,500	689,715	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%
International Business			Simon Property Group, Inc.	12,100	1,077,142
Machines Corp.	15,500	1,999,500	SEMICONDUCTORS & SEMICONDUCTOR
		2,689,215	EQUIPMENT — 1.2%
MACHINERY — 1.4%			Applied Materials, Inc.	43,400	598,052
Dover Corp.	20,300	1,060,066	Intel Corp.	63,800	1,456,554
Ingersoll-Rand plc	39,200	1,449,616			2,054,606
		2,509,682	SOFTWARE — 2.4%
MEDIA — 4.7%			Activision Blizzard, Inc.	50,700	561,756
CBS Corp., Class B	76,300	1,236,823	Microsoft Corp.	68,100	2,079,774
Comcast Corp., Class A	105,200	2,076,648	Oracle Corp.	59,800	1,545,232
Time Warner Cable, Inc.	21,300	1,198,125			4,186,762
Time Warner, Inc.	66,800	2,209,744	SPECIALTY RETAIL — 2.5%
Viacom, Inc., Class B(1)	45,600	1,611,048	Best Buy Co., Inc.	17,000	775,200
		8,332,388	Gap, Inc. (The)	26,600	657,818
METALS & MINING — 1.0%			Home Depot, Inc. (The)	63,800	2,248,950
Freeport-McMoRan			Staples, Inc.	31,200	734,136
Copper & Gold, Inc.	4,600	347,438			4,416,104
Nucor Corp.	29,100	1,318,812	TEXTILES, APPAREL & LUXURY GOODS — 0.6%
		1,666,250	VF Corp.	11,500	993,830
MULTILINE RETAIL — 0.9%			TOBACCO — 1.0%
Kohl’s Corp.(1)	16,600	912,834	Altria Group, Inc.	58,300	1,235,377
Macy’s, Inc.	30,300	702,960	Lorillard, Inc.	5,700	446,709
		1,615,794			1,682,086
MULTI-UTILITIES — 0.7%			TOTAL COMMON STOCKS
PG&E Corp.	29,600	1,296,480	(Cost $143,053,018)		174,220,143

13

Capital Value

	Shares	Value
Temporary Cash Investments — 0.4%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	12,632	$ 12,632
Repurchase Agreement, Credit Suisse
First Boston, Inc., (collateralized by
various U.S. Treasury obligations,
8.00%, 11/15/21, valued at $714,319),
in a joint trading account at 0.13%,
dated 4/30/10, due 5/3/10
(Delivery value $700,008)		700,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $712,632)		712,632
TOTAL INVESTMENT
SECURITIES — 99.5%
(Cost $143,765,650)		174,932,775
OTHER ASSETS
AND LIABILITIES — 0.5%		895,074
TOTAL NET ASSETS — 100.0%		$175,827,849

Notes to Schedule of Investments
ADR = American Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

APRIL 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $143,765,650)			$174,932,775
Receivable for investments sold			1,221,979
Receivable for capital shares sold			14,172
Dividends and interest receivable			220,255
			176,389,181

Liabilities
Payable for capital shares redeemed			400,340
Accrued management fees			160,025
Distribution and service fees payable			967
			561,332

Net Assets			$175,827,849

Net Assets Consist of:
Capital (par value and paid-in surplus)			$177,168,356
Undistributed net investment income			745,146
Accumulated net realized loss on investment transactions			(33,252,778)
Net unrealized appreciation on investments			31,167,125
			$175,827,849

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$162,574,322	27,823,172	$5.84
Institutional Class, $0.01 Par Value	$8,589,472	1,469,434	$5.85
A Class, $0.01 Par Value	$4,664,055	799,016	$5.84*
*Maximum offering price $6.20 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends	$ 2,272,441
Interest	354
2,272,795
Expenses:
Management fees	949,237
Distribution and service fees	5,840
Directors’ fees and expenses	2,436
957,513

Net investment income (loss)	1,315,282

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	340,214
Change in net unrealized appreciation (depreciation) on investments	18,110,087

Net realized and unrealized gain (loss)	18,450,301

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,765,583

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 1,315,282	$ 3,819,622
Net realized gain (loss)	340,214	(24,311,422)
Change in net unrealized appreciation (depreciation)	18,110,087	27,203,273
Net increase (decrease) in net assets resulting from operations	19,765,583	6,711,473

Distributions to Shareholders
From net investment income:
Investor Class	(2,997,083)	(5,825,919)
Institutional Class	(160,186)	(358,398)
A Class	(74,678)	(211,371)
Decrease in net assets from distributions	(3,231,947)	(6,395,688)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(12,053,491)	(33,570,658)

Net increase (decrease) in net assets	4,480,145	(33,254,873)

Net Assets
Beginning of period	171,347,704	204,602,577
End of period	$175,827,849	$171,347,704

Undistributed net investment income	$745,146	$2,661,811

See Notes to Financial Statements.

17

Notes to Financial Statements

APRIL 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks that management believes to be undervalued at the time of purchase. The fund also seeks to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class and the A Class (formerly Advisor Class). The A Class may incur an initial sales charge. The A Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the

18

custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.10% for the Investor Class and A Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended April 30, 2010 was 1.10% for the Investor Class and A Class, and 0.90% for the Institutional Class.

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Distribution and Service Fees — The Board of Directors has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the six months ended April 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2010, were $17,823,160 and $30,921,320, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended April 30, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,278,846	$ 7,167,397	3,022,048	$ 13,900,445
Issued in reinvestment of distributions	451,737	2,507,145	1,062,378	4,759,452
Redeemed	(3,708,236)	(20,821,186)	(10,206,660)	(46,370,846)
	(1,977,653)	(11,146,644)	(6,122,234)	(27,710,949)
Institutional Class/Shares Authorized	15,000,000		15,000,000
Sold	329,834	1,846,731	156,615	674,936
Issued in reinvestment of distributions	8,418	46,637	31,585	141,500
Redeemed	(378,122)	(2,138,035)	(1,004,483)	(4,643,987)
	(39,870)	(244,667)	(816,283)	(3,827,551)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	73,075	415,856	171,780	781,303
Issued in reinvestment of distributions	13,441	74,594	47,147	211,217
Redeemed	(207,741)	(1,152,630)	(657,655)	(3,024,678)
	(121,225)	(662,180)	(438,728)	(2,032,158)
Net increase (decrease)	(2,138,748)	$(12,053,491)	(7,377,245)	$(33,570,658)

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5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of April 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$174,220,143	—	—
Temporary Cash Investments	12,632	$700,000	—
Total Value of Investment Securities	$174,232,775	$700,000	—

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended April 30, 2010, the fund did not utilize the program.

7. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of April 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$144,785,447
Gross tax appreciation of investments	$39,296,124
Gross tax depreciation of investments	(9,148,796)
Net tax appreciation (depreciation) of investments	$30,147,328

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2009, the fund had accumulated capital losses of $(32,923,173), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(8,742,213) and $(24,180,960) expire in 2016 and 2017, respectively.

8. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval.

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Financial Highlights

Capital Value

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.32	$5.17	$8.78	$8.23	$7.15	$6.61
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.04	0.11	0.14	0.13	0.12	0.10
Net Realized and
Unrealized Gain (Loss)	0.58	0.21	(3.28)	0.65	1.14	0.51
Total From
Investment Operations	0.62	0.32	(3.14)	0.78	1.26	0.61
Distributions
From Net
Investment Income	(0.10)	(0.17)	(0.13)	(0.12)	(0.10)	(0.07)
From Net Realized Gains	—	—	(0.34)	(0.11)	(0.08)	—
Total Distributions	(0.10)	(0.17)	(0.47)	(0.23)	(0.18)	(0.07)
Net Asset Value,
End of Period	$5.84	$5.32	$5.17	$8.78	$8.23	$7.15

Total Return(3)	11.80%	6.85%	(37.52)%	9.66%	18.03%	9.29%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.10%(4)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	1.51%(4)	2.33%	1.98%	1.52%	1.55%	1.42%
Portfolio Turnover Rate	10%	19%	26%	15%	16%	28%
Net Assets, End of Period
(in thousands)	$162,574	$158,431	$185,569	$461,413	$466,803	$458,354
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

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Capital Value

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.32	$5.17	$8.79	$8.24	$7.16	$6.62
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.12	0.15	0.15	0.13	0.12
Net Realized and
Unrealized Gain (Loss)	0.59	0.21	(3.28)	0.65	1.15	0.51
Total From
Investment Operations	0.64	0.33	(3.13)	0.80	1.28	0.63
Distributions
From Net
Investment Income	(0.11)	(0.18)	(0.15)	(0.14)	(0.12)	(0.09)
From Net Realized Gains	—	—	(0.34)	(0.11)	(0.08)	—
Total Distributions	(0.11)	(0.18)	(0.49)	(0.25)	(0.20)	(0.09)
Net Asset Value,
End of Period	$5.85	$5.32	$5.17	$8.79	$8.24	$7.16

Total Return(3)	12.02%	7.07%	(37.46)%	9.88%	18.24%	9.50%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.90%(4)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	1.71%(4)	2.53%	2.18%	1.72%	1.75%	1.62%
Portfolio Turnover Rate	10%	19%	26%	15%	16%	28%
Net Assets, End of Period
(in thousands)	$8,589	$8,035	$12,030	$28,077	$31,141	$37,523
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

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Capital Value

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.30	$5.15	$8.76	$8.21	$7.14	$6.60
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.04	0.10	0.12	0.11	0.10	0.08
Net Realized and
Unrealized Gain (Loss)	0.59	0.21	(3.28)	0.65	1.13	0.52
Total From
Investment Operations	0.63	0.31	(3.16)	0.76	1.23	0.60
Distributions
From Net
Investment Income	(0.09)	(0.16)	(0.11)	(0.10)	(0.08)	(0.06)
From Net Realized Gains	—	—	(0.34)	(0.11)	(0.08)	—
Total Distributions	(0.09)	(0.16)	(0.45)	(0.21)	(0.16)	(0.06)
Net Asset Value,
End of Period	$5.84	$5.30	$5.15	$8.76	$8.21	$7.14

Total Return(4)	11.94%	6.59%	(37.78)%	9.40%	17.62%	9.04%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.35%(5)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	1.26%(5)	2.08%	1.73%	1.27%	1.30%	1.17%
Portfolio Turnover Rate	10%	19%	26%	15%	16%	28%
Net Assets, End of Period
(in thousands)	$4,664	$4,881	$7,004	$16,059	$16,973	$14,744
(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(2)	Six months ended April 30, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

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Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the

26

circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

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The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confir-
  mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

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Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

29

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

30

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

33

Notes

34

Notes

35

Notes

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1006
CL-SAN-68439

Semiannual Report
April 30, 2010

American Century Investments®

Giftrust® Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Giftrust

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24

Other Information

Board Approval of Management Agreements	25
Additional Information	31
Index Definitions	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended April 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

A Further Advance for Stocks

U.S. stocks continued to gain ground for the six months ended April 30, 2010, extending a rally that began in March 2009. The market’s advance was driven by an improving economic environment and better-than-expected corporate earnings.

The six-month period began with the federal government reporting that, after a year of declining output, the U.S. economy posted positive economic growth in the third quarter of 2009. This positive growth continued in the fourth quarter of 2009 and the first quarter of 2010 as manufacturing activity increased, consumer spending picked up, and signs of stabilization in the housing sector emerged. Even the employment picture began to slowly improve, although the jobless rate remained persistently elevated throughout the six-month period.

Better economic data provided a boost to the equity market, as did corporate earnings that consistently exceeded expectations. The improvement in corporate profits occurred despite flat-to-declining revenues as businesses managed their cost structures more effectively, successfully lowering expenses. In addition, a number of industries benefited from pent-up demand after individuals and businesses deferred purchases on items ranging from automobiles to personal computers during the economic downturn in late 2008 and early 2009.

Although stocks generally rallied throughout the six-month period, the market’s advance slowed late in the period amid concerns about the sovereign debt crisis in Europe. Nonetheless, the major equity indices (as illustrated in the table below) returned more than 15% overall for the six months.

Small- and Mid-Cap Stocks Outperformed

Mid- and small-cap stocks led the equity market’s advance for the six-month period. Small- and mid-sized stocks underperformed during the downturn, so they rebounded the most during the recent recovery. Furthermore, cost-cutting measures typically lead to greater operating leverage for smaller companies, boosting their profitability.

Growth issues trailed their value-oriented counterparts in both the mid- and small-cap segments of the market. One factor driving the outperformance of value shares was the financials sector, which is the largest sector weighting in many value indices and remained one of the better-performing sectors over the past six months.

U.S. Stock Index Returns
For the six months ended April 30, 2010*
Russell 1000 Index (Large-Cap)	16.77%	Russell 2000 Index (Small-Cap)	28.17%
Russell 1000 Value Index	17.77%	Russell 2000 Value Index	30.66%
Russell 1000 Growth Index	15.79%	Russell 2000 Growth Index	25.49%
Russell Midcap Index	24.93%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	26.54%
Russell Midcap Growth Index	23.23%

4

Performance

Giftrust

Total Returns as of April 30, 2010
Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Giftrust	TWGTX	18.22%	38.62%	11.17%	-2.21%(2)	11.27%	11/25/83
Russell 3000
Growth Index(3)	—	16.50%	38.69%	4.22%	-3.37%	9.08%(4)	—
(1)	Total returns for periods less than one year are not annualized.
(2)	Returns would have been lower if American Century Investments had not voluntarily waived its management fees from 2/1/04 to 7/31/04.
(3)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(4)	Since 11/30/83, the date nearest the fund’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate those risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Giftrust

*Ending value would have been lower if American Century Investments had not voluntarily waived its management fees from 2/1/04 to 7/31/04.

Total Annual Fund Operating Expenses
Giftrust	1.00%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate those risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Giftrust

Portfolio Managers: David Hollond and Michael Orndorff

Performance Summary

Giftrust returned 18.22%* for the six months ended April 30, 2010, outpacing the 16.50% return of the portfolio’s benchmark, the Russell 3000 Growth Index.

As discussed in the Market Perspective on page 4, U.S. stock indices gained during the reporting period amid signs of stabilizing economic conditions and improving investor sentiment. Price momentum and acceleration, two factors that the Giftrust team looks for in portfolio holdings, were not rewarded during the reporting period. Instead, lower-quality stocks continued to drive market strength. We have begun to see the extreme relative headwinds from price momentum and acceleration subside. In this environment, Giftrust’s investment process delivered portfolio returns that outperformed those of its benchmark.

The portfolio’s relative performance benefited the most from stock decisions in the information technology sector. Stock selection in the materials and industrials sectors also helped returns, as did avoiding the utilities sector altogether. These gains were partially trimmed by holdings in the financials, energy, and health care sectors.

Information Technology Led Gains

The information technology sector was the largest source of Giftrust’s outperformance relative to its benchmark. Within the sector, Giftrust was rewarded for an overweight stake in personal computer maker Apple, Inc. The company announced higher-than-expected earnings due to solid sales growth during the period, largely from the popularity of its iPhone smart phone. Similarly, data storage company Seagate Technology also contributed to absolute and relative gains. The company delivered earnings that exceeded analysts’ expectations amid rising sales levels. Within the electronic equipment industry group, a significant overweight stake in Agilent Technologies helped absolute and relative returns. The company saw improved earnings levels as demand for its scientific instruments strengthened.

Materials, Industrials Helped

The materials sector was also a source for absolute and relative portfolio gains. Here, an overweight stake in the metals and mining group drove relative outperformance in the sector. Cliffs Natural Resources, which benefited from improved pricing for iron ore as global economies improved, was the largest contributor to relative gains for the period. AK Steel Holding Corp., which is not a member of the benchmark, also contributed to returns as it benefited from improving economic conditions.

The industrials sector was a key source of outperformance for Giftrust. In the sector, an overweight stake in Fastenal Co. helped relative performance. The distributor of industrial and construction supplies experienced improved earnings during the reporting period as sales climbed.

*Total returns for periods less than one year are not annualized.

7

Giftrust

Elsewhere within the industrials sector, Giftrust was rewarded for an overweight position in railroad company Kansas City Southern, whose share price gained 67%. An improvement in economic activity during the period led to increased shipping demand, translating into accelerating volumes for the company.

Giftrust also sidestepped the utilities sector altogether. This decision proved advantageous as the sector lagged most other sectors in the benchmark.

Financials, Energy, Health Care Lagged

Within the financials sector, Giftrust held several detrimental capital markets companies, including Goldman Sachs. These companies came under pressure from government intentions to regulate the size and risk-taking of many financial firms.

The energy sector was also a source of underperformance for Giftrust. Within the sector, stock selection within the oil, gas, and consumable fuels industry weighed on relative returns. Oil and gas exploration and service company Petrohawk Energy, in particular, detracted from performance as it reported earnings that were below analysts’ expectations.

Holdings in the health care sector underperformed the benchmark. In the sector, poor stock selections in the health care technology and health care providers groups weighed on relative returns. Within the health care providers industry, a stake in Medco Health Solutions detracted from performance. The company experienced a share price decline late in the reporting period as it lowered its forecast for future growth.

Outlook

Giftrust’s investment process focuses on companies of all sizes with accelerating revenue and earnings growth rates, which are also exhibiting share-price strength. We believe that active investing in such companies will generate attractive absolute and relative investment performance over time. This process, which has historically added value, has faced unprecedented headwinds during the market rally that began in March 2009. Despite this challenge, Giftrust provided solid absolute and relative returns during the reporting period. Recently, we have seen the relative headwinds from price momentum and acceleration subside as markets appear to have moved past the inflection point driven by market sentiment and into a period where fundamentals, and specifically fundamental improvement, are being recognized and rewarded by the market.

8

Giftrust

Top Ten Holdings
% of net assets as of 4/30/10
Apple, Inc.	6.3%
Microsoft Corp.	3.5%
Google, Inc., Class A	2.6%
priceline.com, Inc.	2.5%
Cisco Systems, Inc.	2.4%
Costco Wholesale Corp.	2.3%
Fastenal Co.	2.3%
Express Scripts, Inc.	2.2%
Abbott Laboratories	2.1%
Philip Morris International, Inc.	2.0%

Top Five Industries
% of net assets as of 4/30/10
Computers & Peripherals	10.6%
Software	6.4%
Communications Equipment	5.8%
Food & Staples Retailing	4.4%
Specialty Retail	4.4%

Types of Investments in Portfolio
% of net assets as of 4/30/10
Domestic Common Stocks	92.3%
Foreign Common Stocks*	7.2%
Total Common Stocks	99.5%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	0.4%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

10

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	11/1/09	4/30/10	11/1/09 – 4/30/10	Expense Ratio*
Actual	$1,000	$1,182.20	$5.41	1.00%
Hypothetical	$1,000	$1,019.84	$5.01	1.00%
*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Giftrust

APRIL 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 99.5%			DIVERSIFIED FINANCIAL SERVICES — 1.3%
AEROSPACE & DEFENSE — 3.0%			Bank of America Corp.	401,892	$ 7,165,734
BE Aerospace, Inc.(1)	163,574	$ 4,859,783	JPMorgan Chase & Co.	120,624	5,136,170
Goodrich Corp.	114,504	8,493,907			12,301,904
Precision Castparts Corp.	62,789	8,058,340	ELECTRICAL EQUIPMENT — 2.4%
			American
United Technologies Corp.	96,684	7,246,466	Superconductor Corp.(1)	144,807	4,225,468
		28,658,496	Cooper Industries plc	194,243	9,537,331
AUTOMOBILES — 0.5%			Rockwell Automation, Inc.	153,504	9,320,763
Hyundai Motor Co.	40,396	4,936,961			23,083,562
BIOTECHNOLOGY — 2.4%			ELECTRONIC EQUIPMENT,
Alexion			INSTRUMENTS & COMPONENTS — 2.4%
Pharmaceuticals, Inc.(1)	99,777	5,475,762
			Agilent Technologies, Inc.(1)	484,002	17,549,913
Celgene Corp.(1)	277,279	17,177,434
			Dolby Laboratories, Inc.,
		22,653,196	Class A(1)	81,977	5,633,459
CAPITAL MARKETS — 1.9%					23,183,372
Goldman Sachs Group, Inc.			ENERGY EQUIPMENT & SERVICES — 2.0%
(The)	60,355	8,763,546	Core Laboratories NV	32,453	4,864,380
Morgan Stanley	325,013	9,821,893	FMC Technologies, Inc.(1)	67,959	4,600,145
		18,585,439	Schlumberger Ltd.	77,774	5,554,619
CHEMICALS — 1.9%			Tenaris SA ADR	106,876	4,340,234
Albemarle Corp.	129,267	5,902,331			19,359,378
Ecolab, Inc.	141,544	6,913,009	FOOD & STAPLES RETAILING — 4.4%
International Flavors			Cia Brasileira de Distribuicao
& Fragrances, Inc.	96,316	4,824,469	Grupo Pao de Acucar
		17,639,809	Preference Shares ADR	68,828	4,715,407
COMMERCIAL BANKS — 0.8%			Costco Wholesale Corp.	368,551	21,773,993
Wells Fargo & Co.	231,482	7,664,369	Whole Foods Market, Inc.(1)	387,858	15,134,219
COMMUNICATIONS EQUIPMENT — 5.8%					41,623,619
Cisco Systems, Inc.(1)	847,952	22,826,868	FOOD PRODUCTS — 1.5%
F5 Networks, Inc.(1)	229,727	15,720,219	General Mills, Inc.	62,353	4,438,287
JDS Uniphase Corp.(1)	532,341	6,915,109	Mead Johnson Nutrition Co.	189,833	9,797,281
QUALCOMM, Inc.	246,512	9,549,875			14,235,568
		55,012,071	HEALTH CARE EQUIPMENT & SUPPLIES — 2.7%
COMPUTERS & PERIPHERALS — 10.6%			C.R. Bard, Inc.	101,525	8,784,958
Apple, Inc.(1)	229,172	59,841,393	Covidien plc	195,748	9,393,947
EMC Corp.(1)	737,122	14,012,689	ev3, Inc.(1)	258,528	4,945,641
Hewlett-Packard Co.	306,701	15,939,251	Varian Medical
Lexmark International, Inc.,			Systems, Inc.(1)	44,954	2,534,506
Class A(1)	185,447	6,870,811			25,659,052
Seagate Technology(1)	229,027	4,207,226	HEALTH CARE PROVIDERS & SERVICES — 3.9%
		100,871,370	Express Scripts, Inc.(1)	207,646	20,791,594
CONSUMER FINANCE — 1.3%			Medco Health
AmeriCredit Corp.(1)	197,246	4,722,069	Solutions, Inc.(1)	277,588	16,355,485
Discover Financial Services	514,937	7,960,926			37,147,079
		12,682,995

12

Giftrust

Shares		Value		Shares	Value
HEALTH CARE TECHNOLOGY — 0.5%			METALS & MINING — 1.0%
SXC Health			Cliffs Natural Resources, Inc.	83,639	$ 5,229,947
Solutions Corp.(1)	71,800	$ 5,004,460	United States Steel Corp.	82,738	4,522,459
HOTELS, RESTAURANTS & LEISURE — 2.7%					9,752,406
Ctrip.com International Ltd.			MULTILINE RETAIL — 1.8%
ADR(1)	225,417	8,232,229
			Kohl’s Corp.(1)	133,966	7,366,791
Las Vegas Sands Corp.(1)	225,904	5,615,973
			Nordstrom, Inc.	236,916	9,791,738
Royal Caribbean
Cruises Ltd.(1)	150,640	5,398,938			17,158,529
Starwood Hotels & Resorts			OIL, GAS & CONSUMABLE FUELS — 1.0%
Worldwide, Inc.	113,600	6,192,336	Concho Resources, Inc.(1)	86,594	4,920,271
		25,439,476	Peabody Energy Corp.	97,505	4,555,434
HOUSEHOLD DURABLES — 1.4%					9,475,705
Harman International			PHARMACEUTICALS — 3.6%
Industries, Inc.(1)	206,172	8,139,671	Abbott Laboratories	397,638	20,343,160
Stanley Black & Decker, Inc.	77,654	4,826,196	Shire plc	162,898	3,594,398
		12,965,867	Shire plc ADR	157,478	10,368,352
HOUSEHOLD PRODUCTS — 1.3%					34,305,910
Colgate-Palmolive Co.	76,461	6,430,370	ROAD & RAIL — 2.4%
Procter & Gamble Co. (The)	102,332	6,360,957	J.B. Hunt Transport
		12,791,327	Services, Inc.	124,497	4,588,959
INSURANCE — 1.1%			Kansas City Southern(1)	325,245	13,188,685
Aflac, Inc.	73,582	3,749,739	Union Pacific Corp.	65,400	4,948,164
Genworth Financial, Inc.,					22,725,808
Class A(1)	420,507	6,946,775	SEMICONDUCTORS &
		10,696,514	SEMICONDUCTOR EQUIPMENT — 2.7%
INTERNET & CATALOG RETAIL — 2.5%			Atheros
priceline.com, Inc.(1)	90,295	23,661,805	Communications, Inc.(1)	162,021	6,292,896
INTERNET SOFTWARE & SERVICES — 3.8%			Broadcom Corp., Class A	217,842	7,513,371
Baidu, Inc. ADR(1)	10,084	6,950,901	Cypress
			Semiconductor Corp.(1)	359,630	4,635,631
Equinix, Inc.(1)	46,037	4,633,624
			Veeco Instruments, Inc.(1)	158,343	6,965,508
Google, Inc., Class A(1)	47,296	24,851,210
					25,407,406
		36,435,735	SOFTWARE — 6.4%
IT SERVICES — 3.6%			Autodesk, Inc.(1)	169,001	5,747,724
Cognizant Technology			Citrix Systems, Inc.(1)	111,164	5,224,708
Solutions Corp., Class A(1)	149,453	7,649,005
MasterCard, Inc., Class A	39,356	9,761,862	Microsoft Corp.	1,104,111	33,719,550
Visa, Inc., Class A	189,989	17,142,707	Oracle Corp.	636,778	16,454,343
		34,553,574			61,146,325
LIFE SCIENCES TOOLS & SERVICES — 1.1%			SPECIALTY RETAIL — 4.4%
Life Technologies Corp.(1)	184,408	10,088,962	AnnTaylor Stores Corp.(1)	216,595	4,700,111
MACHINERY — 2.4%			Chico’s FAS, Inc.	479,793	7,144,118
Bucyrus International, Inc.	72,237	4,551,653	Guess?, Inc.	123,547	5,667,101
Cummins, Inc.	91,117	6,581,381	J. Crew Group, Inc.(1)	130,511	6,064,846
Deere & Co.	81,858	4,896,745	Lowe’s Cos., Inc.	173,498	4,705,266
Ingersoll-Rand plc	182,019	6,731,063	O’Reilly Automotive, Inc.(1)	138,966	6,794,048
		22,760,842	Williams-Sonoma, Inc.	225,959	6,507,619
					41,583,109

13

Giftrust

	Shares	Value		Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 0.5%			Temporary Cash Investments — 0.1%
Warnaco Group, Inc. (The)(1)	106,839	$ 5,111,178
			JPMorgan U.S. Treasury
TOBACCO — 2.5%			Plus Money Market Fund
Altria Group, Inc.	215,529	4,567,059	Agency Shares	80,898	$ 80,898
Philip Morris			Repurchase Agreement, Credit Suisse First
International, Inc.	386,574	18,973,052	Boston, Inc., (collateralized by various U.S.
		23,540,111	Treasury obligations, 8.00%, 11/15/21,
			valued at $918,410), in a joint trading
TRADING COMPANIES & DISTRIBUTORS — 2.3%			account at 0.13%, dated 4/30/10, due
Fastenal Co.	393,478	21,519,312	5/3/10 (Delivery value $900,010)		900,000
WIRELESS TELECOMMUNICATION SERVICES — 1.7%			TOTAL TEMPORARY
NII Holdings, Inc.(1)	172,479	7,316,559	CASH INVESTMENTS
SBA Communications Corp.,			(Cost $980,898)		980,898
Class A(1)	263,331	9,314,018	TOTAL INVESTMENT
			SECURITIES — 99.6%
		16,630,577	(Cost $682,025,761)		949,034,076
TOTAL COMMON STOCKS			OTHER ASSETS
(Cost $681,044,863)		948,053,178	AND LIABILITIES — 0.4%		4,265,215
			TOTAL NET ASSETS — 100.0%		$953,299,291

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
1,546,961 GBP for USD	5/28/10	$2,366,680	$(15,918)

(Value on Settlement Date $2,350,762)

Notes to Schedule of Investments
ADR = American Depositary Receipt
GBP = British Pound
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

APRIL 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $682,025,761)	$949,034,076
Receivable for investments sold	20,434,106
Receivable for capital shares sold	38,372
Dividends and interest receivable	495,044
970,001,598

Liabilities
Payable for investments purchased	15,701,864
Payable for capital shares redeemed	189,120
Payable for forward foreign currency exchange contracts	15,918
Accrued management fees	795,405
16,702,307

Net Assets	$953,299,291

Capital Shares, $0.01 Par Value
Authorized	200,000,000
Outstanding	38,657,876

Net Asset Value Per Share	$24.66

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 823,283,360
Accumulated net investment loss	(827,226)
Accumulated net realized loss on investment and
foreign currency transactions	(136,151,460)
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies	266,994,617
$ 953,299,291

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $16,636)	$ 3,674,143
Interest	681
3,674,824

Expenses:
Management fees	4,519,316
Directors’ fees and expenses	12,159
4,531,475

Net investment income (loss)	(856,651)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	59,006,324
Foreign currency transactions	(22,848)
58,983,476

Change in net unrealized appreciation (depreciation) on:
Investments	92,448,345
Translation of assets and liabilities in foreign currencies	15,104
92,463,449

Net realized and unrealized gain (loss)	151,446,925

Net Increase (Decrease) in Net Assets Resulting from Operations	$150,590,274

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (856,651)	$ 1,404,307
Net realized gain (loss)	58,983,476	(167,958,880)
Change in net unrealized appreciation (depreciation)	92,463,449	239,760,500
Net increase (decrease) in net assets resulting from operations	150,590,274	73,205,927

Distributions to Shareholders
From net investment income	—	(2,424,540)

Capital Share Transactions
Proceeds from shares sold	3,664,378	6,747,149
Proceeds from reinvestment of distributions	—	2,404,219
Payments for shares redeemed	(38,794,782)	(45,864,082)
Net increase (decrease) in net assets from capital share transactions	(35,130,404)	(36,712,714)

Net increase (decrease) in net assets	115,459,870	34,068,673

Net Assets
Beginning of period	837,839,421	803,770,748
End of period	$953,299,291	$ 837,839,421

Accumulated undistributed net investment income (loss)	$(827,226)	$29,425

Transactions in Shares of the Fund
Sold	158,489	382,429
Issued in reinvestment of distributions	—	148,502
Redeemed	(1,669,485)	(2,490,790)
Net increase (decrease) in shares of the fund	(1,510,996)	(1,959,859)

See Notes to Financial Statements.

17

Notes to Financial Statements

APRIL 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Giftrust Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in equity securities of companies of any size that management believes will increase in value over time. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

18

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

19

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 1.00%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2010, were $354,468,914 and $396,017,514, respectively.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of April 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$879,718,080	—	—
Foreign Common Stocks	59,803,739	$8,531,359	—
Temporary Cash Investments	80,898	900,000	—
Total Value of Investment Securities	$939,602,717	$9,431,359	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(15,918)	—

5. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of April 30, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $15,918 in payable for forward foreign currency exchange contracts. For the six months ended April 30, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $19,366 in net realized gain (loss) on foreign currency transactions and $13,507 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

6. Risk Factors

The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are also certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

21

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended April 30, 2010, the fund did not utilize the program.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$684,737,036
Gross tax appreciation of investments	$268,534,609
Gross tax depreciation of investments	(4,237,569)
Net tax appreciation (depreciation) of investments	$264,297,040

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2009, the fund had accumulated capital losses of $(190,146,656), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(2,183,412), $(7,528,594) and $(180,434,650) expire in 2011, 2016 and 2017, respectively.

22

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval.

23

Financial Highlights

Giftrust

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$20.86	$19.08	$31.53	$20.13	$17.28	$13.81
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.02)	0.03	(0.13)	(0.14)	(0.05)	(0.08)
Net Realized and
Unrealized Gain (Loss)	3.82	1.81	(12.32)	11.54	2.90	3.55
Total From
Investment Operations	3.80	1.84	(12.45)	11.40	2.85	3.47
Distributions
From Net
Investment Income	—	(0.06)	—	—	—	—
Net Asset Value,
End of Period	$24.66	$20.86	$19.08	$31.53	$20.13	$17.28

Total Return(3)	18.22%	9.72%	(39.49)%	56.63%	16.49%	25.13%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.00%(4)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.19)%(4)	0.19%	(0.48)%	(0.57)%	(0.22)%	(0.46)%
Portfolio Turnover Rate	40%	167%	171%	147%	229%	223%
Net Assets, End of Period
(in millions)	$953	$838	$804	$1,421	$985	$927
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(4) Annualized.

See Notes to Financial Statements.

24

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor

25

will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

26

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

27

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

28

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

29

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

30

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1006
CL-SAN-68440

Semiannual Report
April 30, 2010

American Century Investments®

New Opportunities Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

New Opportunities

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	25

Other Information

Board Approval of Management Agreements	30
Additional Information	36
Index Definitions	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended April 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

A Further Advance for Stocks

U.S. stocks continued to gain ground for the six months ended April 30, 2010, extending a rally that began in March 2009. The market’s advance was driven by an improving economic environment and better-than-expected corporate earnings.

The six-month period began with the federal government reporting that, after a year of declining output, the U.S. economy posted positive economic growth in the third quarter of 2009. This positive growth continued in the fourth quarter of 2009 and the first quarter of 2010 as manufacturing activity increased, consumer spending picked up, and signs of stabilization in the housing sector emerged. Even the employment picture began to slowly improve, although the jobless rate remained persistently elevated throughout the six-month period.

Better economic data provided a boost to the equity market, as did corporate earnings that consistently exceeded expectations. The improvement in corporate profits occurred despite flat-to-declining revenues as businesses managed their cost structures more effectively, successfully lowering expenses. In addition, a number of industries benefited from pent-up demand after individuals and businesses deferred purchases on items ranging from automobiles to personal computers during the economic downturn in late 2008 and early 2009.

Although stocks generally rallied throughout the six-month period, the market’s advance slowed late in the period amid concerns about the sovereign debt crisis in Europe. Nonetheless, the major equity indices (as illustrated in the table below) returned more than 15% overall for the six months.

Small- and Mid-Cap Stocks Outperformed

Mid- and small-cap stocks led the equity market’s advance for the six-month period. Small- and mid-sized stocks underperformed during the downturn, so they rebounded the most during the recent recovery. Furthermore, cost-cutting measures typically lead to greater operating leverage for smaller companies, boosting their profitability.

Growth issues trailed their value-oriented counterparts in both the mid-and small-cap segments of the market. One factor driving the outperformance of value shares was the financials sector, which is the largest sector weighting in many value indices and remained one of the better-performing sectors over the past six months.

U.S. Stock Index Returns
For the six months ended April 30, 2010*
Russell 1000 Index (Large-Cap)	16.77%	Russell 2000 Index (Small-Cap)	28.17%
Russell 1000 Value Index	17.77%	Russell 2000 Value Index	30.66%
Russell 1000 Growth Index	15.79%	Russell 2000 Growth Index	25.49%
Russell Midcap Index	24.93%	* Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	26.54%
Russell Midcap Growth Index	23.23%

4

Performance

New Opportunities

Total Returns as of April 30, 2010
Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	TWNOX	29.45%	44.27%	5.97%	-4.78%	5.78%	12/26/96
Russell 2500
Growth Index(2)(3)	—	25.81%	47.69%	6.55%	0.62%	5.47%(4)	—
Russell 2000
Growth Index(2)	—	25.49%	45.20%	6.06%	-0.06%	3.58%(4)	—
Institutional Class	TWNIX						3/1/10
Before redemption fee		—	—	—	—	7.91%(1)
Net of redemption fee(5)		—	—	—	—	5.75%(1)
A Class	TWNAX						3/1/10
No sales charge*		—	—	—	—	7.91%(1)
With sales charge*		—	—	—	—	1.70%(1)
C Class	TWNCX						3/1/10
No sales charge*		—	—	—	—	7.74%(1)
With sales charge*		—	—	—	—	6.74%(1)
R Class	TWNRX						3/1/10
Before redemption fee		—	—	—	—	7.91%(1)
Net of redemption fee(5)		—	—	—	—	5.75%(1)

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	In December 2009, the fund’s benchmark changed from the Russell 2000 Growth Index to the Russell 2500 Growth Index. This reflects a change in the fund’s investment strategy to include stocks of small- and mid-sized companies.
(4)	Since 12/31/96, the date nearest the fund’s inception for which data are available.
(5)	Returns reflect the deduction of a 2.00% redemption fee, incurred if shares were redeemed with the 180 days after purchase.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

New Opportunities

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.51%	1.31%	1.76%	2.51%	2.01%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

New Opportunities

Portfolio Managers: Stafford Southwick and Matthew Ferretti

Performance Summary

New Opportunities returned 29.45%* for the six months ended April 30, 2010, outpacing the 25.81% return of its benchmark, the Russell 2500 Growth Index. Effective December 1, 2009, New Opportunities expanded its investment universe to include both small- and mid-cap stocks, and its benchmark changed to the Russell 2500 Growth Index, which consists of small- and mid-sized growth stocks.

The fund’s return of nearly 30% for the six-month period reflected the robust returns of small- and mid-cap stocks, which led the equity market’s overall advance. Furthermore, New Opportunities outperformed its growth-oriented benchmark and the broad small- and mid-cap indices despite some noteworthy performance headwinds. Value stocks outperformed growth by a considerable margin in both the mid- and small-cap segments of the market, and price momentum and accelerating growth—two critical components of the fund’s investment process—were out of favor for most of the period.

The key factors behind the fund’s outperformance were favorable stock selection and an emphasis on stocks positioned to benefit the most from an economic recovery.

Industrials and Consumer Discretionary Outperformed

Stock selection was most successful in two of the more economically sensitive segments of the market—industrials and consumer discretionary. Security selection contributed positively to relative performance in nearly every segment of the industrials sector, led by road and rail companies and electrical equipment manufacturers. The top contributor in this sector, and in the portfolio as a whole, was rental car agency Dollar Thrifty Automotive. The rental car industry was forced to reduce their fleets during the economic downturn to pay down debt, but as rental traffic began to pick back up again, the reduced capacity allowed for rental price increases. In addition, Dollar Thrifty benefited from higher used car prices as the company sold off older rental vehicles. Toward the end of the period, competitor Hertz Global Holdings made a takeover offer, boosting Dollar Thrifty shares further.

Other noteworthy outperformers in the industrials sector included two foreign companies, Chinese solar module maker Trina Solar and Dutch commercial aircraft leasing company AerCap Holdings. Trina is a low-cost provider that has been taking market share in this segment of the solar market, and the company also saw an increase in orders from Europe. Improving fundamentals in the airline industry provided a boost to AerCap Holdings.

In the consumer discretionary sector, stock choices among auto components makers and household durables companies delivered the bulk of the outperformance. One of the top contributors in this sector was auto parts maker

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

7

New Opportunities

TRW Automotive, which rallied as the company reported robust earnings, benefiting from improving demand and a lower cost structure. Specialty mattress maker Tempur-Pedic International and home furnishings producer La-Z-Boy both benefited from increased demand as many consumers deferred purchases of big-ticket items during the economic downturn.

Materials Also Added Value

The portfolio’s materials holdings also contributed notably to the fund’s outperformance of the Russell 2500 Growth Index. The lion’s share of the outperformance in the materials sector came from chemicals producers, led by specialty chemicals maker Solutia. The company reported better-than-expected earnings as the improving economic environment boosted industrial demand, and the company restructured its debt to lower interest costs.

Other top contributors in the portfolio included online travel agency priceline.com and Acme Packet, which makes session border controllers that provide secure communications delivery across borders between IP networks. Priceline saw earnings growth accelerate as the improving economic environment led to an increase in travel, and the company also gained market share overseas. Acme raised 2010 revenue guidance significantly thanks to a substantial increase in IP network development, led by robust growth in the enterprise market.

Financials Lagged

The fund’s holdings in the financials sector underperformed their counterparts in the benchmark index for the six-month period. All of the underperformance in the financials sector resulted from stock selection in the consumer finance segment. The most significant detractor this sector was World Acceptance, which provides small short-term loans. Although the company reported strong earnings during the period, concerns about the possibility of a new consumer protection agency to regulate non-bank lending weighed on the stock.

Other notable underperformers in the portfolio included IT services provider TNS and specialty apparel retailer Pacific Sunwear of California. TNS, which provides data services to credit card and ATM transaction processors, fell as earnings disappointed and the company faced increased competition, while Pacific Sunwear tumbled after reporting losses and declining same-store sales during the period.

A Look Ahead

Although we remain focused on companies that are well positioned to benefit from further economic improvement, we have grown more cautious as the economy laps the one-year anniversary of the massive fiscal and monetary stimulus implemented to boost economic activity. Sovereign debt issues in Europe have further added to the uncertainty about the sustainability of the global economic recovery. Nonetheless, we will continue to focus on our disciplined investment process, in which we seek mid- and small-cap companies exhibiting accelerating business fundamentals, positive relative strength, and reasonable valuations.

8

New Opportunities

Top Ten Holdings
% of net assets
as of 4/30/10
Tempur-Pedic International, Inc.	2.0%
Dollar Thrifty Automotive Group, Inc.	1.9%
priceline.com, Inc.	1.8%
Atheros Communications, Inc.	1.4%
Solutia, Inc.	1.2%
AerCap Holdings NV	1.2%
Steven Madden Ltd.	1.1%
Dollar Financial Corp.	1.1%
JDA Software Group, Inc.	1.1%
Iconix Brand Group, Inc.	1.1%

Top Five Industries
% of net assets
as of 4/30/10
Specialty Retail	5.9%
Health Care Equipment & Supplies	5.7%
Textiles, Apparel & Luxury Goods	5.1%
Software	4.7%
Semiconductors & Semiconductor Equipment	4.6%

Types of Investments in Portfolio
% of net assets
as of 4/30/10
Common Stocks	97.2%
Temporary Cash Investments	3.1%
Other Assets and Liabilities	(0.3)%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	11/1/09	4/30/10	11/1/09 – 4/30/10	Expense Ratio(1)
Actual
Investor Class	$1,000	$1,294.50	$8.53	1.50%
Institutional Class	$1,000	$1,079.10(2)	$2.22(3)	1.30%
A Class	$1,000	$1,079.10(2)	$2.99(3)	1.75%
C Class	$1,000	$1,077.40(2)	$4.27(3)	2.50%
R Class	$1,000	$1,079.10(2)	$3.42(3)	2.00%
Hypothetical
Investor Class	$1,000	$1,017.36	$7.50	1.50%
Institutional Class	$1,000	$1,018.35(4)	$6.51(4)	1.30%
A Class	$1,000	$1,016.12(4)	$8.75(4)	1.75%
C Class	$1,000	$1,012.40(4)	$12.47(4)	2.50%
R Class	$1,000	$1,014.88(4)	$9.99(4)	2.00%
(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	Ending account value based on actual return from March 1, 2010 (commencement of sale) through April 30, 2010.
(3)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 60, the number of days in the period from March 1, 2010 (commencement of sale) through April 30, 2010, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
(4)	Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

11

Schedule of Investments

New Opportunities

APRIL 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 97.2%			CAPITAL MARKETS — 1.6%
AEROSPACE & DEFENSE — 2.5%			BGC Partners, Inc., Class A	91,308	$ 595,328
AerCap Holdings NV(1)	130,415	$ 1,799,727	Cohen & Steers, Inc.	29,097	787,656
			Eaton Vance Corp.	16,490	581,108
Ladish Co., Inc.(1)	14,726	404,818
			Lazard Ltd., Class A	10,276	397,270
Triumph Group, Inc.	19,586	1,519,090			2,361,362
		3,723,635	CHEMICALS — 3.1%
AIR FREIGHT & LOGISTICS — 1.5%			Lubrizol Corp.	11,523	1,040,988
Atlas Air Worldwide
Holdings, Inc.(1)	21,655	1,196,872	OM Group, Inc.(1)	38,447	1,451,374
Hub Group, Inc., Class A(1)	31,459	1,007,002	Sensient Technologies Corp.	9,408	296,634
		2,203,874	Solutia, Inc.(1)	102,604	1,805,831
AIRLINES — 1.0%					4,594,827
Continental Airlines, Inc.,			COMMERCIAL BANKS — 3.6%
Class B(1)	18,707	418,101	Cathay General Bancorp.	63,131	780,930
UAL Corp.(1)	51,246	1,105,889	Columbia Banking System, Inc.	48,741	1,095,698
		1,523,990	East West Bancorp., Inc.	62,434	1,223,082
AUTO COMPONENTS — 0.7%			First Midwest Bancorp., Inc.	18,969	288,329
BorgWarner, Inc.(1)	17,407	754,419	Independent Bank Corp.	21,495	557,580
Goodyear Tire			Sandy Spring Bancorp, Inc.	17,075	297,959
& Rubber Co. (The)(1)	24,757	332,487	United Bankshares, Inc.	15,578	452,385
		1,086,906	Westamerica Bancorp.	9,430	554,201
BEVERAGES — 0.7%					5,250,164
Boston Beer Co., Inc.,			COMMERCIAL SERVICES & SUPPLIES — 0.5%
Class A(1)	2,762	157,462
			Waste Connections, Inc.(1)	21,188	758,319
Cott Corp.(1)	94,557	791,442	COMMUNICATIONS EQUIPMENT — 2.2%
		948,904	Acme Packet, Inc.(1)	23,529	615,048
BIOTECHNOLOGY — 2.8%			Blue Coat Systems, Inc.(1)	17,647	574,057
Acorda Therapeutics, Inc.(1)	8,581	332,514
			F5 Networks, Inc.(1)	12,653	865,845
Alexion Pharmaceuticals, Inc.(1)	14,671	805,144
			Netgear, Inc.(1)	36,282	981,791
Alkermes, Inc.(1)	3,400	44,540
			RADWARE Ltd.(1)	11,988	237,242
Cepheid, Inc.(1)	2,214	44,258
					3,273,983
Cubist Pharmaceuticals, Inc.(1)	26,124	585,700	COMPUTERS & PERIPHERALS — 0.2%
Dendreon Corp.(1)	18,577	1,007,245	Xyratex Ltd.(1)	13,696	241,050
Human Genome			CONSUMER FINANCE — 2.5%
Sciences, Inc.(1)	16,341	452,482
			Cash America International, Inc.	27,696	1,026,414
Incyte Corp. Ltd.(1)	4,414	59,236
			Dollar Financial Corp.(1)	68,506	1,603,725
InterMune, Inc.(1)	1,789	76,140
			World Acceptance Corp.(1)	27,560	972,317
Onyx Pharmaceuticals, Inc.(1)	12,526	361,626
					3,602,456
OSI Pharmaceuticals, Inc.(1)	3,821	224,178
			CONTAINERS & PACKAGING — 1.8%
Regeneron			Boise, Inc.(1)	102,879	708,836
Pharmaceuticals, Inc.(1)	2,807	71,663
			Crown Holdings, Inc.(1)	29,277	761,202
Theravance, Inc.(1)	2,650	44,440
		4,109,166	Silgan Holdings, Inc.	20,024	1,208,048
					2,678,086
12

New Opportunities

	Shares	Value		Shares	Value
DIVERSIFIED CONSUMER SERVICES — 1.4%			HEALTH CARE EQUIPMENT & SUPPLIES — 5.7%
DeVry, Inc.	14,723	$ 918,568	Align Technology, Inc.(1)	14,071	$ 238,926
ITT Educational Services, Inc.(1)	8,386	848,076	American Medical Systems
Sotheby’s	10,424	348,162	Holdings, Inc.(1)	24,882	445,886
		2,114,806	Beckman Coulter, Inc.	12,886	804,086
ELECTRIC UTILITIES — 0.5%			Edwards Lifesciences Corp.(1)	8,992	926,895
Cleco Corp.	11,972	328,033	Haemonetics Corp.(1)	11,897	688,360
IDACORP, Inc.	10,501	378,876	IDEXX Laboratories, Inc.(1)	8,526	563,910
		706,909	Immucor, Inc.(1)	19,834	424,646
ELECTRICAL EQUIPMENT — 1.8%			Masimo Corp.	16,466	385,469
AMETEK, Inc.	19,054	824,086	Mettler-Toledo
Harbin Electric, Inc.(1)	26,075	571,303	International, Inc.(1)	6,276	787,513
Roper Industries, Inc.	13,573	828,224	NuVasive, Inc.(1)	1,414	58,822
Trina Solar Ltd. ADR(1)	15,432	399,226	Resmed, Inc.(1)	13,040	892,327
		2,622,839	STERIS Corp.	21,319	709,496
ELECTRONIC EQUIPMENT, INSTRUMENTS			Thoratec Corp.(1)	19,049	849,395
& COMPONENTS — 2.1%			West Pharmaceutical
FLIR Systems, Inc.(1)	22,900	700,511	Services, Inc.	13,095	548,026
Littelfuse, Inc.(1)	28,208	1,191,224			8,323,757
OSI Systems, Inc.(1)	10,814	281,597	HEALTH CARE PROVIDERS & SERVICES — 4.6%
			Amedisys, Inc.(1)	6,472	372,658
Plexus Corp.(1)	13,205	489,245
SMART Modular Technologies			AMERIGROUP Corp.(1)	15,045	545,231
(WWH), Inc.(1)	55,404	388,936	Bio-Reference Labs, Inc.(1)	8,290	193,986
		3,051,513	Catalyst Health Solutions, Inc.(1)	17,607	744,952
ENERGY EQUIPMENT & SERVICES — 0.6%			Chemed Corp.	12,882	708,639
Dril-Quip, Inc.(1)	4,324	250,489	Emergency Medical Services
Oceaneering International, Inc.(1)	8,525	558,388	Corp., Class A(1)	16,313	862,631
		808,877	HealthSouth Corp.(1)	32,214	659,098
FOOD & STAPLES RETAILING — 0.3%			HMS Holdings Corp.(1)	10,686	571,701
Casey’s General Stores, Inc.	11,081	428,059	Owens & Minor, Inc.	28,449	894,721
FOOD PRODUCTS — 1.7%			Patterson Cos., Inc.	17,105	547,189
American Italian Pasta Co.,			PSS World Medical, Inc.(1)	24,304	569,443
Class A(1)	3,006	117,925			6,670,249
Dean Foods Co.(1)	49,864	782,865	HEALTH CARE TECHNOLOGY — 0.7%
Flowers Foods, Inc.	29,266	771,452	athenahealth, Inc.(1)	4,250	123,335
J&J Snack Foods Corp.	12,407	578,042	Eclipsys Corp.(1)	18,915	391,162
Lancaster Colony Corp.	5,175	284,470	Quality Systems, Inc.	8,872	567,897
		2,534,754			1,082,394
GAS UTILITIES — 1.9%			HOTELS, RESTAURANTS & LEISURE — 0.6%
AGL Resources, Inc.	10,083	398,379	Chipotle Mexican Grill, Inc.(1)	6,281	847,370
Atmos Energy Corp.	9,415	278,496	HOUSEHOLD DURABLES — 2.9%
Laclede Group, Inc. (The)	22,595	770,038	La-Z-Boy, Inc.(1)	25,313	330,081
Northwest Natural Gas Co.	6,177	292,728	Lennar Corp., Class A	48,930	973,707
Piedmont Natural Gas Co., Inc.	7,204	198,110	Tempur-Pedic
South Jersey Industries, Inc.	7,705	347,573	International, Inc.(1)	88,251	2,974,059
Spectra Energy Partners LP	11,567	364,707			4,277,847
WGL Holdings, Inc.	3,710	132,595
		2,782,626

13

New Opportunities

	Shares	Value		Shares	Value
HOUSEHOLD PRODUCTS — 0.8%			MACHINERY — 2.9%
Church & Dwight Co., Inc.	16,533	$ 1,144,910	Chart Industries, Inc.(1)	15,842	$ 364,207
INSURANCE — 2.6%			EnPro Industries, Inc.(1)	48,212	1,522,535
Allied World Assurance Co.			Middleby Corp.(1)	12,497	763,817
Holdings Ltd.	3,338	145,437	Pall Corp.	18,789	732,583
Amtrust Financial Services, Inc.	54,931	748,709	Wabash National Corp.(1)	84,472	821,068
Erie Indemnity Co., Class A	8,953	414,613			4,204,210
Genworth Financial, Inc.,
Class A(1)	26,379	435,781	MULTI-UTILITIES — 0.5%
Harleysville Group, Inc.	5,078	162,598	CenterPoint Energy, Inc.	54,816	787,158
Infinity Property & Casualty Corp.	3,185	146,924	OIL, GAS & CONSUMABLE FUELS — 3.6%
Platinum Underwriters			Alpha Natural Resources, Inc.(1)	14,043	661,144
Holdings Ltd.	8,391	312,229	BP Prudhoe Bay Royalty Trust	5,268	519,425
ProAssurance Corp.(1)	5,941	362,104	Crosstex Energy LP(1)	117,045	1,364,745
RLI Corp.	6,969	404,202	DCP Midstream Partners LP	25,651	858,026
Safety Insurance Group, Inc.	17,827	664,769	EXCO Resources, Inc.	15,591	289,213
		3,797,366	Forest Oil Corp.(1)	6,619	193,937
INTERNET & CATALOG RETAIL — 3.2%			Permian Basin Royalty Trust	27,677	542,192
HSN, Inc.(1)	42,379	1,276,879	Sunoco Logistics Partners LP	4,822	329,873
PetMed Express, Inc.	35,661	789,535	Swift Energy Co.(1)	5,818	210,495
priceline.com, Inc.(1)	10,036	2,629,934	Teekay Tankers Ltd., Class A	28,697	365,600
		4,696,348			5,334,650
INTERNET SOFTWARE & SERVICES — 1.1%			PAPER & FOREST PRODUCTS — 0.7%
Akamai Technologies, Inc.(1)	25,864	1,004,299	Buckeye Technologies, Inc.(1)	36,151	510,452
Equinix, Inc.(1)	6,592	663,485	KapStone Paper and
			Packaging Corp.(1)	34,676	447,321
		1,667,784
IT SERVICES — 3.9%					957,773
Acxiom Corp.(1)	15,311	292,134	PHARMACEUTICALS — 1.4%
			Auxilium Pharmaceuticals, Inc.(1)	10,065	358,314
Alliance Data Systems Corp.(1)	8,699	652,947
			Nektar Therapeutics(1)	25,293	353,090
CACI International, Inc., Class A(1)	27,799	1,318,507
Forrester Research, Inc.(1)	16,525	530,618	Perrigo Co.	15,387	939,069
			Salix Pharmaceuticals Ltd.(1)	10,678	429,255
Global Payments, Inc.	14,415	617,106
ManTech International Corp.,					2,079,728
Class A(1)	20,448	920,773	PROFESSIONAL SERVICES — 0.3%
MAXIMUS, Inc.	6,495	402,105	Robert Half International, Inc.	18,530	507,351
SAIC, Inc.(1)	41,304	719,103	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%
SPS Commerce, Inc.(1)	19,501	263,263	American Capital Agency Corp.	9,393	258,402
		5,716,556	Digital Realty Trust, Inc.	12,930	758,991
LIFE SCIENCES TOOLS & SERVICES — 1.8%			Hatteras Financial Corp.	5,914	157,726
Covance, Inc.(1)	10,443	596,713	Universal Health
			Realty Income Trust	5,622	186,763
Dionex Corp.(1)	6,839	557,857
					1,361,882
Millipore Corp.(1)	9,731	1,032,946
			ROAD & RAIL — 2.1%
PAREXEL International Corp.(1)	18,367	433,094	Dollar Thrifty Automotive
		2,620,610	Group, Inc.(1)	63,874	2,809,817
			Kansas City Southern(1)	5,529	224,201
					3,034,018

14

New Opportunities

	Shares	Value		Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR			TEXTILES, APPAREL & LUXURY GOODS — 5.1%
EQUIPMENT — 4.6%			Deckers Outdoor Corp.(1)	8,664	$ 1,217,985
Advanced Energy			G-III Apparel Group Ltd.(1)	22,637	647,418
Industries, Inc.(1)	13,362	$ 196,689
			Iconix Brand Group, Inc.(1)	90,447	1,561,115
Atheros Communications, Inc.(1)	51,406	1,996,609
			Maidenform Brands, Inc.(1)	47,057	1,073,841
Cirrus Logic, Inc.(1)	101,810	1,294,005
			Phillips-Van Heusen Corp.	11,677	735,768
Cree, Inc.(1)	13,213	967,324
			Steven Madden Ltd.(1)	28,125	1,630,125
Cymer, Inc.(1)	5,509	188,132
			True Religion Apparel, Inc.(1)	21,669	677,156
MKS Instruments, Inc.(1)	12,766	289,533
					7,543,408
ON Semiconductor Corp.(1)	77,255	613,405
			TRADING COMPANIES & DISTRIBUTORS — 1.0%
Power Integrations, Inc.	4,554	175,238	Aircastle Ltd.	119,521	1,435,447
Skyworks Solutions, Inc.(1)	61,054	1,028,149
			TRANSPORTATION INFRASTRUCTURE — 0.6%
		6,749,084	Aegean Marine Petroleum
SOFTWARE — 4.7%			Network, Inc.	31,227	819,396
ACI Worldwide, Inc.(1)	22,786	428,149	TOTAL COMMON STOCKS
ANSYS, Inc.(1)	14,145	636,525	(Cost $119,194,829)		142,674,304
Epicor Software Corp.(1)	47,945	440,135	Temporary Cash Investments — 3.1%
JDA Software Group, Inc.(1)	55,067	1,591,436	JPMorgan U.S. Treasury
Progress Software Corp.(1)	36,415	1,174,384	Plus Money Market Fund
Radiant Systems, Inc.(1)	30,954	435,523	Agency Shares	85,405	85,405
Red Hat, Inc.(1)	27,772	829,550	Repurchase Agreement, Bank of America
			Securities, LLC, (collateralized by various
Solera Holdings, Inc.	7,334	285,073	U.S. Treasury obligations, 4.375%, 2/15/38,
SS&C Technologies			valued at 4,522,938), in a joint trading
Holdings, Inc.(1)	5,194	87,155	account at 0.15%, dated 4/30/10, due 5/3/10
Sybase, Inc.(1)	17,675	766,741	(Delivery value $4,400,055)		4,400,000
Taleo Corp., Class A(1)	10,258	266,503	TOTAL TEMPORARY CASH
			INVESTMENTS
		6,941,174	(Cost $4,485,405)		4,485,405
SPECIALTY RETAIL — 5.9%			TOTAL INVESTMENT
CarMax, Inc.(1)	23,914	587,567	SECURITIES — 100.3%
Children’s Place Retail			(Cost $123,680,234)		147,159,709
Stores, Inc. (The)(1)	30,767	1,409,744	OTHER ASSETS
Finish Line, Inc. (The), Class A	51,258	825,766	AND LIABILITIES — (0.3)%		(441,861)
Monro Muffler Brake, Inc.	32,334	1,159,497	TOTAL NET ASSETS — 100.0%		$146,717,848
PetSmart, Inc.	22,973	759,717
Systemax, Inc.	40,460	939,886	Notes to Schedule of Investments
			ADR = American Depositary Receipt
Talbots, Inc.(1)	87,725	1,443,076
			(1) Non-income producing.
Tiffany & Co.	17,514	849,079
Urban Outfitters, Inc.(1)	18,459	692,397
		8,666,729
			See Notes to Financial Statements.

15

Statement of Assets and Liabilities

APRIL 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $123,680,234)			$147,159,709
Receivable for investments sold			3,480,446
Receivable for capital shares sold			19,047
Dividends and interest receivable			24,307
			150,683,509

Liabilities
Payable for investments purchased			3,751,628
Payable for capital shares redeemed			33,411
Accrued management fees			180,583
Service fees (and distribution fees — A Class and R Class) payable			23
Distribution fees payable			16
			3,965,661

Net Assets			$146,717,848

Net Assets Consist of:
Capital (par value and paid-in surplus)			$206,383,304
Accumulated net investment loss			(588,504)
Accumulated net realized loss on investment transactions			(82,556,427)
Net unrealized appreciation on investments			23,479,475
			$146,717,848

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$146,598,632	22,363,739	$6.56
Institutional Class, $0.01 Par Value	$27,001	4,119	$6.56
A Class, $0.01 Par Value	$34,200	5,221	$6.55*
C Class, $0.01 Par Value	$29,946	4,577	$6.54
R Class, $0.01 Par Value	$28,069	4,287	$6.55
* Maximum offering price $6.95 (net asset value divided by 0.9425)

See Notes to Financial Statements.

16

Statement of Operations

FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends	$ 554,637
Interest	1,138
555,775
Expenses:
Management fees	1,011,260
Distribution fees — C Class	33
Service fees — C Class	11
Distribution and service fees:
A Class	11
R Class	22
Directors’ fees and expenses	1,798
1,013,135

Net investment income (loss)	(457,360)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	22,116,365
Change in net unrealized appreciation (depreciation) on investments	12,845,140

Net realized and unrealized gain (loss)	34,961,505

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,504,145

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (457,360)	$ (592,241)
Net realized gain (loss)	22,116,365	(32,090,793)
Change in net unrealized appreciation (depreciation)	12,845,140	28,631,261
Net increase (decrease) in net assets resulting from operations	34,504,145	(4,051,773)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(7,076,734)	(23,600,401)

Redemption Fees
Increase in net assets from redemption fees	3,576	7,327

Net increase (decrease) in net assets	27,430,987	(27,644,847)

Net Assets
Beginning of period	119,286,861	146,931,708
End of period	$146,717,848	$119,286,861

Accumulated net investment loss	$(588,504)	$(131,144)

See Notes to Financial Statements.

18

Notes to Financial Statements

APRIL 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks of small and mid-sized companies that management believes will increase in value over time. Prior to December 1, 2009, the fund invested primarily in common stocks of smaller-sized companies. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the Institutional Class, A Class, C Class and R Class commenced on March 1, 2010.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

19

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by a fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

20

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.10% to 1.50% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the six months ended April 30, 2010 was 1.50% for the Investor Class, A Class, C Class and R Class and 1.30% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended April 30, 2010, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

21

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2010, were $117,908,568 and $129,136,257, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended April 30, 2010(1)		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		300,000,000
Sold	681,022	$ 4,109,905	972,792	$ 4,381,201
Redeemed	(1,897,979)	(11,298,017)	(6,114,009)	(27,981,602)
	(1,216,957)	(7,188,112)	(5,141,217)	(23,600,401)
Institutional Class/Shares Authorized	25,000,000		N/A
Sold	4,119	25,000
A Class/Shares Authorized	25,000,000		N/A
Sold	5,221	32,314
C Class/Shares Authorized	25,000,000		N/A
Sold	4,577	28,000
R Class/Shares Authorized	25,000,000		N/A
Sold	4,287	26,064
Net increase (decrease)	(1,198,753)	$ (7,076,734)	(5,141,217)	$(23,600,401)
(1) March 1, 2010 (commencement of sale) through April 30, 2010 for the Institutional Class, A Class, C Class and R Class.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

22

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of April 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$142,674,304	—	—
Temporary Cash Investments	85,405	$4,400,000	—
Total Value of Investment Securities	$142,759,709	$4,400,000	—

6. Risk Factors

The fund’s investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended April 30, 2010, the fund did not utilize the program.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$123,771,743
Gross tax appreciation of investments	$25,217,204
Gross tax depreciation of investments	(1,829,238)
Net tax appreciation (depreciation) of investments	$23,387,966

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

As of October 31, 2009, the fund had accumulated capital losses of $(104,325,448), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2010	2011	2012	2013	2014	2015	2016	2017
$(37,698,539)	—	—	—	—	—	$(33,198,598)	$(33,428,311)

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval. Management agreements for new share classes of the funds that were launched after February 16, 2010 did not terminate, have not been replaced by interim agreements, and do not require approval of new agreements.

24

Financial Highlights

New Opportunities

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.06	$5.12	$8.58	$6.44	$5.63	$5.06
Income From
Investment Operations
Net Investment
Income (Loss)	(0.02)(2)	(0.02)(2)	(0.05)(2)	(0.07)	(0.06)	(0.06)
Net Realized and
Unrealized Gain (Loss)	1.52	(0.04)	(3.41)	2.21	0.87	0.63
Total From
Investment Operations	1.50	(0.06)	(3.46)	2.14	0.81	0.57
Net Asset Value,
End of Period	$6.56	$5.06	$5.12	$8.58	$6.44	$5.63

Total Return(3)	29.45%	(1.17)%	(40.33)%	33.23%	14.39%	11.26%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.50%(4)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	(0.68)%(4)	(0.51)%	(0.66)%	(0.83)%	(0.84)%	(0.98)%
Portfolio Turnover Rate	90%	206%	159%	201%	298%	260%
Net Assets, End of Period
(in thousands)	$146,599	$119,287	$146,932	$270,428	$247,876	$240,464
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized

See Notes to Financial Statements.

25

New Opportunities

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$6.07
Income From Investment Operations
Net Investment Income (Loss)(2)	—(3)
Net Realized and Unrealized Gain (Loss)	0.49
Total From Investment Operations	0.49
Net Asset Value, End of Period	$6.56

Total Return(4)	7.91%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.30%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.29)%(5)
Portfolio Turnover Rate	90%(6)
Net Assets, End of Period (in thousands)	$27
(1) March 1, 2010 (commencement of sale) through April 30, 2010 (unaudited).
(2) Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the six months ended April 30, 2010.

See Notes to Financial Statements.

26

New Opportunities

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$6.07
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.01)
Net Realized and Unrealized Gain (Loss)	0.49
Total From Investment Operations	0.48
Net Asset Value, End of Period	$6.55

Total Return(3)	7.91%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.75%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.74)%(4)
Portfolio Turnover Rate	90%(5)
Net Assets, End of Period (in thousands)	$34
(1) March 1, 2010 (commencement of sale) through April 30, 2010 (unaudited).
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the six months ended April 30, 2010.

See Notes to Financial Statements.

27

New Opportunities

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$6.07
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.02)
Net Realized and Unrealized Gain (Loss)	0.49
Total From Investment Operations	0.47
Net Asset Value, End of Period	$6.54

Total Return(3)	7.74%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.50%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.49)%(4)
Portfolio Turnover Rate	90%(5)
Net Assets, End of Period (in thousands)	$30
(1) March 1, 2010 (commencement of sale) through April 30, 2010 (unaudited).
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the six months ended April 30, 2010.

See Notes to Financial Statements.

28

New Opportunities

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$6.07
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.01)
Net Realized and Unrealized Gain (Loss)	0.49
Total From Investment Operations	0.48
Net Asset Value, End of Period	$6.55

Total Return(3)	7.91%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.99)%(4)
Portfolio Turnover Rate	90%(5)
Net Assets, End of Period (in thousands)	$28
(1) March 1, 2010 (commencement of sale) through April 30, 2010 (unaudited).
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the six months ended April 30, 2010.

See Notes to Financial Statements.

29

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.*

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

* Management agreements for new share classes of the Fund launched after February 16, 2010, did not terminate, have not been replaced by Interim
Management Agreements, and do not require Board or shareholder approval at this time.

30

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

31

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

32

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the

33

Proposed Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The

34

Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,500 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2500® Growth Index measures the performance of those Russell 2500 Index companies (the 2,500 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

37

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

38

Notes

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1006
CL-SAN-68441

Semiannual Report
April 30, 2010

American Century Investments®

Ultra® Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Ultra

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25

Other Information

Board Approval of Management Agreements	31
Additional Information	37
Index Definitions	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended April 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Continued to Advance

U.S. stocks maintained their upward trajectory during the six months ended April 30, 2010. The main factors behind the market’s continued rally, which began in March 2009, included a strengthening economy and corporate earnings that exceeded expectations.

After a severe recession between mid-2008 and mid-2009, the U.S. economy delivered positive growth in the last two quarters of 2009 and the first quarter of 2010. Improving economic indicators included an increase in manufacturing activity, rising consumer spending, and evidence that the worst of the housing market decline had passed. Although the unemployment rate remained near the 26-year high it set in October 2009, job growth turned positive during the last few months of the period.

In addition to improving economic data, stocks got a lift from better-than-anticipated corporate profits. Revenues for many companies began to improve, resulting in flat to modestly positive growth rates on a year-over-year basis, while corporate profits improved significantly as businesses effectively managed their cost structures. Furthermore, demand for big-ticket items such as appliances, automobiles, and computers increased sharply after many consumers and businesses postponed purchases of these products when the economy was in recession.

Toward the end of the period, the stock market rally eased as concerns about sovereign debt problems in Greece and elsewhere in Europe emerged. Overall, however, the major equity indices (as illustrated in the table below) returned more than 15% for the six months.

Small Cap and Value Outperformed

Small-cap stocks led the equity market’s advance, returning more than 25% for the six-month period. Smaller stocks produced the strongest rebound after lagging during the market’s 2008 downturn. In addition, smaller companies enjoyed greater profitability thanks to significant operating leverage, which enabled them to benefit the most from improved cost management.

In the large-cap segment of the market, value shares modestly outpaced their growth-oriented counterparts for the period. The financials sector, which is by far the heaviest sector weighting in most value indices, was among the top-performing sectors in the stock market during the six-month period.

U.S. Stock Index Returns
For the six months ended April 30, 2010*
Russell 1000 Index (Large-Cap)	16.77%	Russell 2000 Index (Small-Cap)	28.17%
Russell 1000 Value Index	17.77%	Russell 2000 Value Index	30.66%
Russell 1000 Growth Index	15.79%	Russell 2000 Growth Index	25.49%
Russell Midcap Index	24.93%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	26.54%
Russell Midcap Growth Index	23.23%

4

Performance

Ultra

Total Returns as of April 30, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	TWCUX	15.23%	36.35%	1.57%	-2.97%	11.04%	11/2/81
Russell 1000 Growth Index(2)	—	15.79%	38.16%	4.05%	-3.64%	10.04%(3)	—
S&P 500 Index(2)	—	15.66%	38.84%	2.63%	-0.19%	11.28%(3)	—
Institutional Class	TWUIX	15.34%	36.64%	1.77%	-2.77%	4.00%	11/14/96
A Class(4)	TWUAX						10/2/96
No sales charge*		15.02%	35.97%	1.31%	-3.22%	3.82%
With sales charge*		8.39%	28.18%	0.11%	-3.79%	3.36%
B Class	AULBX						9/28/07
No sales charge*		14.65%	34.97%	—	—	-6.41%
With sales charge*		9.65%	30.97%	—	—	-7.71%
C Class	TWCCX						10/29/01
No sales charge*		14.68%	35.00%	0.56%	—	0.69%
With sales charge*		13.68%	35.00%	0.56%	—	0.69%
R Class	AULRX	14.89%	35.64%	1.05%	—	2.02%	8/29/03
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	Since 10/31/81, the date nearest the Investor Class’s inception for which data are available.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Ultra

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	2.00%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Ultra

Portfolio Managers: Keith Lee and Michael Li

Performance Summary

Ultra returned 15.23%* for the six months ended April 30, 2010, narrowly trailing the 15.79% return of its benchmark, the Russell 1000 Growth Index, and the 15.66% return of the broad S&P 500 Index.

U.S. stocks posted solid gains for the six-month period thanks to broadening signs of economic improvement, both in the U.S. and on a global basis. In this environment, Ultra largely kept pace with its growth-oriented benchmark despite some considerable performance headwinds. The outperformance of smaller-cap stocks and value-oriented shares worked against the fund’s large-cap growth focus. Furthermore, price momentum and accelerating growth—two critical components of Ultra’s investment process—were out of favor for most of the period. In contrast, cyclical stocks (those with the greatest economic sensitivity) and high-beta stocks (those that experience greater volatility than the overall market) outperformed.

Our disciplined stock selection process helped Ultra overcome the difficult market environment and perform roughly in line with its benchmark and the broad equity indices.

Energy and Technology Added Value

Stock selection was most successful in the energy and information technology sectors. Stock choices among oil and gas producers generated all of the outperformance in the energy sector. The fund avoided energy titan Exxon Mobil, which posted a negative return for the six-month period as the company agreed to acquire natural gas producer XTO Energy at a considerable premium. Among energy stocks in the portfolio, oil and gas producer EOG Resources was the top contributor, advancing sharply as the company ramped up production volumes, which translated into robust earnings.

In the information technology sector, IT services providers and internet software companies contributed the most to the sector’s overall outperformance. The fund’s top relative performance contributor was Chinese search engine Baidu, which benefited from skyrocketing demand and competitor Google’s exit from the Chinese search engine market. Other favorable contributors in the information technology sector included software developer VMware, which enjoyed a sharp increase in service contract revenues, and consumer electronics maker Apple (the fund’s largest holding on average during the period), which continued to generate strong earnings and introduced the iPad tablet computer in April 2010.

Elsewhere in the portfolio, notable outperformers for the six-month period included engine manufacturer Cummins, electrical equipment maker Emerson Electric, and pharmacy benefits manager Express Scripts. Cummins reported improving global demand and captured additional market share thanks to its fuel-efficient engines; Emerson saw orders

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

7

Ultra

increase as the economic environment improved; and Express Scripts completed a strategic acquisition that gave the company bigger scale and greater buying power, boosting overall profitability.

Non-Cyclical Underweights Paid Off

The fund’s underweight positions in the consumer staples and utilities sectors relative to the benchmark index also added value for the six-month period. These two sectors, with their general lack of economic sensitivity, were among the weakest-performing sectors in the Russell 1000 Growth Index. In particular, the fund benefited from underweight positions in household products makers in the consumer staples sector and electric utilities in the utilities sector.

Financials and Consumer Discretionary Lagged

The fund’s holdings in the financials and consumer discretionary sectors underperformed their counterparts in the Russell 1000 Growth Index. A number of the portfolio’s financial stocks were weighed down by uncertainty surrounding the federal government’s regulatory overhaul of the financial industry. These developments were especially hard on capital markets firms and diversified financial services companies, which were among the weaker performers in the financials sector. Examples included investment bank Goldman Sachs (which also fell in response to a fraud lawsuit brought by the Securities and Exchange Commission), asset manager BlackRock, and financial services provider JPMorgan Chase. We eliminated our position in Goldman Sachs.

In the consumer discretionary sector, stock choices among retailers and a lack of exposure to media companies had the biggest negative impact on relative results. By far, the most significant individual detractor in this sector was department store chain Kohl’s, which underperformed as investors rewarded more cyclical retailers. However, Kohl’s continued to report solid earnings during the period, and we remain confident in the company’s prospects.

Other noteworthy underperformers within the portfolio included agricultural products maker Monsanto, biotechnology firm Gilead Sciences, and online advertising and search firm Google. Monsanto faced intense price competition in its Round-Up herbicide business and surprisingly tepid demand for its new seed products; Gilead was adversely impacted by health care reform and the end of a clinical trial for its hepatitis C drug; and Google slid in the wake of the controversy surrounding its decision to exit the Chinese search engine market, as well as ramping up expenses as the economy began to recover.

A Look Ahead

The sovereign debt issues in Europe have created greater uncertainty about the sustainability of the global economic recovery. Regardless of how these developments play out, we will continue to focus on our disciplined investment process, in which we seek high-quality, larger-cap companies exhibiting accelerating business fundamentals, positive relative strength, and reasonable valuations.

8

Ultra

Top Ten Holdings
% of net assets as of 4/30/10
Apple, Inc.	5.0%
Google, Inc., Class A	4.0%
Cisco Systems, Inc.	2.9%
Express Scripts, Inc.	2.9%
Microsoft Corp.	2.8%
Wal-Mart Stores, Inc.	2.8%
Hewlett-Packard Co.	2.6%
Amazon.com, Inc.	2.2%
QUALCOMM, Inc.	2.1%
General Dynamics Corp.	1.9%

Top Five Industries
% of net assets as of 4/30/10
Computers & Peripherals	9.0%
Software	7.7%
Internet Software & Services	5.8%
Communications Equipment	5.0%
Health Care Providers & Services	4.5%

Types of Investments in Portfolio
% of net assets as of 4/30/10
Domestic Common Stocks	91.5%
Foreign Common Stocks*	6.6%
Total Common Stocks	98.1%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	0.6%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	11/1/09	4/30/10	11/1/09 – 4/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,152.30	$5.34	1.00%
Institutional Class	$1,000	$1,153.40	$4.27	0.80%
A Class	$1,000	$1,150.20	$6.66	1.25%
B Class	$1,000	$1,146.50	$10.64	2.00%
C Class	$1,000	$1,146.80	$10.65	2.00%
R Class	$1,000	$1,148.90	$7.99	1.50%
Hypothetical
Investor Class	$1,000	$1,019.84	$5.01	1.00%
Institutional Class	$1,000	$1,020.83	$4.01	0.80%
A Class	$1,000	$1,018.60	$6.26	1.25%
B Class	$1,000	$1,014.88	$9.99	2.00%
C Class	$1,000	$1,014.88	$9.99	2.00%
R Class	$1,000	$1,017.36	$7.50	1.50%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Ultra

APRIL 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 98.1%			ELECTRONIC EQUIPMENT,
			INSTRUMENTS & COMPONENTS — 0.4%
AEROSPACE & DEFENSE — 1.9%			Dolby Laboratories, Inc.,
General Dynamics Corp.	1,530,000	$ 116,830,800	Class A(1)	391,000	$ 26,869,520
BEVERAGES — 2.0%			ENERGY EQUIPMENT & SERVICES — 1.9%
Coca-Cola Co. (The)	1,732,000	92,575,400	Oceaneering
PepsiCo, Inc.	437,000	28,501,140	International, Inc.(1)	352,000	23,056,000
		121,076,540	Schlumberger Ltd.	1,342,000	95,845,640
BIOTECHNOLOGY — 3.5%					118,901,640
Alexion			FOOD & STAPLES RETAILING — 4.3%
Pharmaceuticals, Inc.(1)	747,000	40,995,360	Costco Wholesale Corp.	1,560,000	92,164,800
Celgene Corp.(1)	1,059,000	65,605,050	Wal-Mart Stores, Inc.	3,154,000	169,212,100
Gilead Sciences, Inc.(1)	2,694,000	106,870,980			261,376,900
		213,471,390	FOOD PRODUCTS — 1.6%
CAPITAL MARKETS — 1.6%			Mead Johnson Nutrition Co.	630,763	32,553,678
BlackRock, Inc.	140,000	25,760,000	Nestle SA	1,353,000	66,032,480
Charles Schwab Corp. (The)	3,583,000	69,116,070			98,586,158
		94,876,070	HEALTH CARE EQUIPMENT & SUPPLIES — 3.3%
CHEMICALS — 3.6%			Baxter International, Inc.	810,000	38,248,200
Monsanto Co.	1,612,000	101,652,720	Edwards
Mosaic Co. (The)	965,000	49,350,100	Lifesciences Corp.(1)	423,000	43,602,840
Nalco Holding Co.	1,801,000	44,538,730	Intuitive Surgical, Inc.(1)	121,000	43,627,760
RPM International, Inc.	1,045,000	23,073,600	NuVasive, Inc.(1)	601,000	25,001,600
		218,615,150	Varian Medical
COMMUNICATIONS EQUIPMENT — 5.0%			Systems, Inc.(1)	902,000	50,854,760
Cisco Systems, Inc.(1)	6,656,000	179,179,520			201,335,160
QUALCOMM, Inc.	3,241,000	125,556,340	HEALTH CARE PROVIDERS & SERVICES — 4.5%
		304,735,860	Express Scripts, Inc.(1)	1,759,000	176,128,670
COMPUTERS & PERIPHERALS — 9.0%			Medco Health
			Solutions, Inc.(1)	206,000	12,137,520
Apple, Inc.(1)	1,167,000	304,727,040
			UnitedHealth Group, Inc.	2,902,000	87,959,620
EMC Corp.(1)	4,315,000	82,028,150
					276,225,810
Hewlett-Packard Co.	3,105,000	161,366,850	HOTELS, RESTAURANTS & LEISURE — 3.1%
		548,122,040	Chipotle Mexican Grill, Inc.(1)	162,000	21,855,420
CONSUMER FINANCE — 0.8%			Marriott International, Inc.,
American Express Co.	1,025,000	47,273,000	Class A	1,377,000	50,618,520
DIVERSIFIED FINANCIAL SERVICES — 2.4%			McDonald’s Corp.	1,651,000	116,544,090
CME Group, Inc.	260,000	85,386,600			189,018,030
JPMorgan Chase & Co.	1,415,000	60,250,700	HOUSEHOLD DURABLES — 0.6%
		145,637,300	Toll Brothers, Inc.(1)	1,630,000	36,789,100
ELECTRICAL EQUIPMENT — 4.5%			HOUSEHOLD PRODUCTS — 1.7%
ABB Ltd.(1)	1,756,000	33,793,959	Colgate-Palmolive Co.	1,224,000	102,938,400
ABB Ltd. ADR(1)	2,875,000	55,085,000	INSURANCE — 1.5%
Cooper Industries plc	1,461,000	71,735,100	MetLife, Inc.	2,066,000	94,168,280
Emerson Electric Co.	2,171,000	113,391,330	INTERNET & CATALOG RETAIL — 2.2%
		274,005,389	Amazon.com, Inc.(1)	967,000	132,537,020

12

Ultra

	Shares	Value		Shares	Value
INTERNET SOFTWARE & SERVICES — 5.8%			SOFTWARE — 7.7%
Baidu, Inc. ADR(1)	102,000	$ 70,308,600	Adobe Systems, Inc.(1)	3,216,000	$ 108,025,440
Google, Inc., Class A(1)	464,000	243,804,160	Electronic Arts, Inc.(1)	1,977,000	38,294,490
Tencent Holdings Ltd.	2,090,000	42,958,417	Microsoft Corp.	5,663,000	172,948,020
		357,071,177	Oracle Corp.	3,745,000	96,770,800
IT SERVICES — 3.1%			VMware, Inc., Class A(1)	854,000	52,640,560
MasterCard, Inc., Class A	414,000	102,688,560			468,679,310
Visa, Inc., Class A	941,000	84,906,430	SPECIALTY RETAIL — 2.9%
		187,594,990	Guess?, Inc.	441,000	20,228,670
LEISURE EQUIPMENT & PRODUCTS — 1.1%			Lowe’s Cos., Inc.	2,775,000	75,258,000
Hasbro, Inc.	1,776,000	68,127,360	TJX Cos., Inc. (The)	1,783,000	82,624,220
LIFE SCIENCES TOOLS & SERVICES — 0.3%					178,110,890
Thermo Fisher			TEXTILES, APPAREL & LUXURY GOODS — 1.3%
Scientific, Inc.(1)	342,609	18,939,425	NIKE, Inc., Class B	1,010,000	76,669,100
MACHINERY — 3.8%			TOBACCO — 1.9%
Cummins, Inc.	906,000	65,440,380	Philip Morris
Donaldson Co., Inc.	697,000	32,271,100	International, Inc.	2,377,000	116,663,160
Joy Global, Inc.	1,264,000	71,807,840	TOTAL COMMON STOCKS
Parker-Hannifin Corp.	936,000	64,752,480	(Cost $4,346,087,557)		5,991,020,699
		234,271,800	Temporary Cash Investments — 1.3%
METALS & MINING — 0.6%			JPMorgan U.S. Treasury
BHP Billiton Ltd. ADR	479,000	34,866,410	Plus Money Market Fund
MULTILINE RETAIL — 1.2%			Agency Shares	2,088	2,088
Kohl’s Corp.(1)	1,341,000	73,741,590	Repurchase Agreement, Bank of America
			Securities, LLC, (collateralized by various
OIL, GAS & CONSUMABLE FUELS — 2.5%			U.S. Treasury obligations, 4.375%, 2/15/38,
EOG Resources, Inc.	437,000	48,996,440	valued at $79,254,206), in a joint trading
Occidental Petroleum Corp.	800,000	70,928,000	account at 0.15%, dated 4/30/10, due
Southwestern Energy Co.(1)	813,000	32,259,840	5/3/10 (Delivery value $77,100,964)		77,100,000
		152,184,280	TOTAL TEMPORARY
			CASH INVESTMENTS
PHARMACEUTICALS — 3.4%			(Cost $77,102,088)		77,102,088
Abbott Laboratories	2,183,000	111,682,280	TOTAL INVESTMENT
Teva Pharmaceutical			SECURITIES — 99.4%
Industries Ltd. ADR	1,678,000	98,548,940	(Cost $4,423,189,645)		6,068,122,787
		210,231,220	OTHER ASSETS
SEMICONDUCTORS &			AND LIABILITIES — 0.6%		39,526,337
SEMICONDUCTOR EQUIPMENT — 3.1%			TOTAL NET ASSETS — 100.0%		$6,107,649,124
Altera Corp.	2,612,000	66,240,320
Linear Technology Corp.	2,486,000	74,729,160
Microchip Technology, Inc.	1,695,000	49,510,950
		190,480,430

13

Ultra

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
55,928,895 CHF for USD	5/28/10	$51,986,741	$(535,636)
(Value on Settlement Date $51,451,105)

Notes to Schedule of Investments
ADR = American Depositary Receipt
CHF = Swiss Franc
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

APRIL 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $4,423,189,645)			$6,068,122,787
Receivable for investments sold			67,473,348
Receivable for capital shares sold			879,514
Dividends and interest receivable			5,242,580
			6,141,718,229

Liabilities
Payable for investments purchased			22,714,718
Payable for capital shares redeemed			5,725,175
Payable for forward foreign currency exchange contracts			535,636
Accrued management fees			5,075,746
Service fees (and distribution fees — A Class and R Class) payable			17,196
Distribution fees payable			634
			34,069,105

Net Assets			$6,107,649,124

Net Assets Consist of:
Capital (par value and paid-in surplus)			$5,330,574,260
Undistributed net investment income			8,912,451
Accumulated net realized loss on investment and foreign currency transactions			(876,184,278)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies			1,644,346,691
			$6,107,649,124

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$5,959,802,383	291,584,475	$20.44
Institutional Class, $0.01 Par Value	$70,911,600	3,396,399	$20.88
A Class, $0.01 Par Value	$72,413,531	3,640,258	$19.89*
B Class, $0.01 Par Value	$99,983	4,971	$20.11
C Class, $0.01 Par Value	$915,383	49,245	$18.59
R Class, $0.01 Par Value	$3,506,244	176,774	$19.83
*Maximum offering price $21.10 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $305,446)	$ 38,962,324
Interest	17,416
38,979,740

Expenses:
Management fees	29,465,091
Distribution fees:
B Class	356
C Class	3,437
Service fees:
B Class	119
C Class	1,146
Distribution and service fees:
A Class	94,486
R Class	8,217
Directors’ fees and expenses	81,623
Other expenses	128,416
29,782,891

Net investment income (loss)	9,196,849

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	154,020,349
Foreign currency transactions	3,337,019
157,357,368

Change in net unrealized appreciation (depreciation) on:
Investments	668,863,079
Translation of assets and liabilities in foreign currencies	(881,835)
667,981,244

Net realized and unrealized gain (loss)	825,338,612

Net Increase (Decrease) in Net Assets Resulting from Operations	$834,535,461

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 9,196,849	$ 34,692,826
Net realized gain (loss)	157,357,368	(664,963,753)
Change in net unrealized appreciation (depreciation)	667,981,244	1,318,667,736
Net increase (decrease) in net assets resulting from operations	834,535,461	688,396,809

Distributions to Shareholders
From net investment income:
Investor Class	(26,725,188)	(25,630,818)
Institutional Class	(528,963)	(491,887)
A Class	(172,872)	(226,924)
R Class	—	(1,496)
Decrease in net assets from distributions	(27,427,023)	(26,351,125)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(289,954,353)	(513,655,552)

Net increase (decrease) in net assets	517,154,085	148,390,132

Net Assets
Beginning of period	5,590,495,039	5,442,104,907
End of period	$6,107,649,124	$5,590,495,039

Undistributed net investment income	$8,912,451	$27,142,625

See Notes to Financial Statements.

17

Notes to Financial Statements

APRIL 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of large companies, but may invest in companies of any size. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

18

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

19

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the six months ended April 30, 2010 was 0.99% for the Investor Class, A Class, B Class, C Class and R Class, and 0.79% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended April 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2010, were $480,968,101 and $870,109,377, respectively.

20

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended April 30, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,500,000,000		3,500,000,000
Sold	4,914,053	$ 96,670,444	10,713,688	$ 162,466,559
Issued in reinvestment of distributions	1,335,312	25,958,465	1,792,590	24,916,998
Redeemed	(19,597,741)	(383,776,148)	(44,276,980)	(673,015,336)
	(13,348,376)	(261,147,239)	(31,770,702)	(485,631,779)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	282,191	5,606,394	616,942	9,517,688
Issued in reinvestment of distributions	25,921	514,529	33,797	479,581
Redeemed	(969,098)	(19,232,490)	(1,359,616)	(20,634,403)
	(660,986)	(13,111,567)	(708,877)	(10,637,134)
A Class/Shares Authorized	100,000,000		100,000,000
Sold	331,693	6,324,188	761,220	11,227,185
Issued in reinvestment of distributions	8,809	166,840	16,176	219,026
Redeemed	(1,172,480)	(22,090,827)	(1,933,030)	(28,089,270)
	(831,978)	(15,599,799)	(1,155,634)	(16,643,059)
B Class/Shares Authorized	50,000,000		50,000,000
Sold	6	112	2,779	44,188
Redeemed	—	—	(429)	(7,449)
	6	112	2,350	36,739
C Class/Shares Authorized	50,000,000		50,000,000
Sold	2,934	51,486	11,640	167,046
Redeemed	(8,191)	(144,945)	(19,376)	(267,383)
	(5,257)	(93,459)	(7,736)	(100,337)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	20,569	393,621	73,819	1,103,287
Issued in reinvestment of distributions	—	—	95	1,278
Redeemed	(20,849)	(396,022)	(112,765)	(1,784,547)
	(280)	(2,401)	(38,851)	(679,982)
Net increase (decrease)	(14,846,871)	$(289,954,353)	(33,679,450)	$(513,655,552)

21

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of April 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$5,589,426,893	—	—
Foreign Common Stocks	258,808,950	$142,784,856	—
Temporary Cash Investments	2,088	77,100,000	—
Total Value of Investment Securities	$5,848,237,931	$219,884,856	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign
Currency Exchange Contracts	—	$(535,636)	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

22

The value of foreign currency risk derivative instruments as of April 30, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $535,636 in payable for forward foreign currency exchange contracts. For the six months ended April 30, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $3,467,025 in net realized gain (loss) on foreign currency transactions and $(804,426) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended April 30, 2010, the fund did not utilize the program.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$4,490,162,950
Gross tax appreciation of investments	$1,644,087,220
Gross tax depreciation of investments	(66,127,383)
Net tax appreciation (depreciation) of investments	$1,577,959,837

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2009, the fund had accumulated capital losses of $(947,743,447), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(201,210,564) and $(746,532,883) expire in 2016 and 2017, respectively.

23

10. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval.

24

Financial Highlights

Ultra

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$17.82	$15.67	$33.48	$28.55	$29.02	$27.17
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.03	0.11	0.08	(0.01)	(0.06)	0.02
Net Realized and
Unrealized Gain (Loss)	2.68	2.12	(9.95)	6.95	(0.37)	1.83
Total From
Investment Operations	2.71	2.23	(9.87)	6.94	(0.43)	1.85
Distributions
Net Investment
Income (Loss)	(0.09)	(0.08)	—	—	(0.04)	—
From Net
Realized Gains	—	—	(7.94)	(2.01)	—	—
Total Distributions	(0.09)	(0.08)	(7.94)	(2.01)	(0.04)	—
Net Asset Value,
End of Period	$20.44	$17.82	$15.67	$33.48	$28.55	$29.02

Total Return(3)	15.23%	14.35%	(38.02)%	25.89%	(1.51)%	6.81%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.00%(4)	1.00%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.31%(4)	0.69%	0.36%	(0.04)%	(0.15)%	0.09%
Portfolio Turnover Rate	8%	53%	152%	93%	62%	33%
Net Assets, End of Period
(in millions)	$5,960	$5,435	$5,276	$10,066	$13,482	$18,904
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

25

Ultra

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$18.22	$16.02	$33.98	$28.90	$29.38	$27.44
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.14	0.15	0.05	—(3)	0.07
Net Realized and
Unrealized Gain (Loss)	2.74	2.17	(10.17)	7.04	(0.38)	1.87
Total From
Investment Operations	2.79	2.31	(10.02)	7.09	(0.38)	1.94
Distributions
From Net
Investment Income	(0.13)	(0.11)	—	—	(0.10)	—
From Net
Realized Gains	—	—	(7.94)	(2.01)	—	—
Total Distributions	(0.13)	(0.11)	(7.94)	(2.01)	(0.10)	—
Net Asset Value,
End of Period	$20.88	$18.22	$16.02	$33.98	$28.90	$29.38

Total Return(4)	15.34%	14.58%	(37.89)%	26.14%	(1.33)%	7.07%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.80%(5)	0.80%	0.79%	0.79%	0.79%	0.79%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.51%(5)	0.89%	0.56%	0.16%	0.05%	0.29%
Portfolio Turnover Rate	8%	53%	152%	93%	62%	33%
Net Assets, End of Period
(in thousands)	$70,912	$73,933	$76,339	$325,035	$1,073,767	$1,460,343
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

26

Ultra

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$17.33	$15.23	$32.83	$28.11	$28.61	$26.85
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.01	0.07	0.03	(0.08)	(0.13)	(0.05)
Net Realized and
Unrealized Gain (Loss)	2.59	2.07	(9.69)	6.81	(0.37)	1.81
Total From
Investment Operations	2.60	2.14	(9.66)	6.73	(0.50)	1.76
Distributions
From Net
Investment Income	(0.04)	(0.04)	—	—	—	—
From Net
Realized Gains	—	—	(7.94)	(2.01)	—	—
Total Distributions	(0.04)	(0.04)	(7.94)	(2.01)	—	—
Net Asset Value,
End of Period	$19.89	$17.33	$15.23	$32.83	$28.11	$28.61

Total Return(4)	15.02%	14.14%	(38.19)%	25.56%	(1.75)%	6.55%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.25%(5)	1.25%	1.24%	1.24%	1.24%	1.24%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.06%(5)	0.44%	0.11%	(0.29)%	(0.40)%	(0.16)%
Portfolio Turnover Rate	8%	53%	152%	93%	62%	33%
Net Assets, End of Period
(in thousands)	$72,414	$77,484	$85,723	$235,217	$405,173	$639,792
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended April 30, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

27

Ultra

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$17.54	$15.49	$33.45	$31.63
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.07)	(0.06)	(0.16)	(0.04)
Net Realized and Unrealized Gain (Loss)	2.64	2.11	(9.86)	1.86
Total From Investment Operations	2.57	2.05	(10.02)	1.82
Distributions
From Net Realized Gains	—	—	(7.94)	—
Net Asset Value, End of Period	$20.11	$17.54	$15.49	$33.45

Total Return(4)	14.65%	13.23%	(38.64)%	5.75%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%(5)	2.00%	1.99%	1.99%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.69)%(5)	(0.31)%	(0.64)%	(1.53)%(5)
Portfolio Turnover Rate	8%	53%	152%	93%(6)
Net Assets, End of Period (in thousands)	$100	$87	$41	$26
(1) Six months ended April 30, 2010 (unaudited).
(2)	September 28, 2007 (commencement of sale) through October 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

28

Ultra

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$16.22	$14.32	$31.54	$27.26	$27.96	$26.44
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.06)	(0.04)	(0.13)	(0.29)	(0.34)	(0.26)
Net Realized and
Unrealized Gain (Loss)	2.43	1.94	(9.15)	6.58	(0.36)	1.78
Total From
Investment Operations	2.37	1.90	(9.28)	6.29	(0.70)	1.52
Distributions
From Net
Realized Gains	—	—	(7.94)	(2.01)	—	—
Net Asset Value,
End of Period	$18.59	$16.22	$14.32	$31.54	$27.26	$27.96

Total Return(3)	14.68%	13.20%	(38.63)%	24.64%	(2.50)%	5.75%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	2.00%(4)	2.00%	1.99%	1.99%	1.99%	1.99%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.69)%(4)	(0.31)%	(0.64)%	(1.04)%	(1.15)%	(0.91)%
Portfolio Turnover Rate	8%	53%	152%	93%	62%	33%
Net Assets, End of Period
(in thousands)	$915	$884	$891	$2,129	$3,342	$5,601
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

29

Ultra

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$17.26	$15.17	$32.80	$28.15	$28.72	$27.01
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.02)	0.03	(0.03)	(0.15)	(0.21)	(0.12)
Net Realized and
Unrealized Gain (Loss)	2.59	2.07	(9.66)	6.81	(0.36)	1.83
Total From
Investment Operations	2.57	2.10	(9.69)	6.66	(0.57)	1.71
Distributions
From Net
Investment Income	—	(0.01)	—	—	—	—
From Net
Realized Gains	—	—	(7.94)	(2.01)	—	—
Total Distributions	—	(0.01)	(7.94)	(2.01)	—	—
Net Asset Value,
End of Period	$19.83	$17.26	$15.17	$32.80	$28.15	$28.72

Total Return(3)	14.89%	13.84%	(38.35)%	25.26%	(1.98)%	6.33%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.50%(5)	1.50%	1.49%	1.49%	1.49%	1.44%(4)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.19)%(5)	0.19%	(0.14)%	(0.54)%	(0.65)%	(0.36)%(4)
Portfolio Turnover Rate	8%	53%	152%	93%	62%	33%
Net Assets, End of Period
(in thousands)	$3,506	$3,056	$3,276	$5,971	$8,922	$8,367
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	During the year ended October 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed the ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.49% and (0.41)%, respectively.
(5) Annualized.

See Notes to Financial Statements.

30

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor

31

will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

32

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

33

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

34

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

35

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

38

Notes

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1006
CL-SAN-68442

Semiannual Report
April 30, 2010

American Century Investments®

Veedot® Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Veedot

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22

Other Information

Board Approval of Management Agreements	24
Additional Information	30
Index Definitions	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended April 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim – who celebrated his 86th birthday in January – founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase – “The best is yet to be” – still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

A Further Advance for Stocks

U.S. stocks continued to gain ground for the six months ended April 30, 2010, extending a rally that began in March 2009. The market’s advance was driven by an improving economic environment and better-than-expected corporate earnings.

The six-month period began with the federal government reporting that, after a year of declining output, the U.S. economy posted positive economic growth in the third quarter of 2009. This positive growth continued in the fourth quarter of 2009 and the first quarter of 2010 as manufacturing activity increased, consumer spending picked up, and signs of stabilization in the housing sector emerged. Even the employment picture began to slowly improve, although the jobless rate remained persistently elevated throughout the six-month period.

Better economic data provided a boost to the equity market, as did corporate earnings that consistently exceeded expectations. The improvement in corporate profits occurred despite flat-to-declining revenues as businesses managed their cost structures more effectively, successfully lowering expenses. In addition, a number of industries benefited from pent-up demand after individuals and businesses deferred purchases on items ranging from automobiles to personal computers during the economic downturn in late 2008 and early 2009.

Although stocks generally rallied throughout the six-month period, the market’s advance slowed late in the period amid concerns about the sovereign debt crisis in Europe. Nonetheless, the major equity indices (as illustrated in the table below) returned more than 15% overall for the six months.

Small- and Mid-Cap Stocks Outperformed

Mid- and small-cap stocks led the equity market’s advance for the six-month period. Small- and mid-sized stocks underperformed during the downturn, so they rebounded the most during the recent recovery. Furthermore, cost-cutting measures typically lead to greater operating leverage for smaller companies, boosting their profitability.

Growth issues trailed their value-oriented counterparts in both the mid- and small-cap segments of the market. One factor driving the outperformance of value shares was the financials sector, which is the largest sector weighting in many value indices and remained one of the better-performing sectors over the past six months.

U.S. Stock Index Returns
For the six months ended April 30, 2010*
Russell 1000 Index (Large-Cap)	16.77%	Russell 2000 Index (Small-Cap)	28.17%
Russell 1000 Value Index	17.77%	Russell 2000 Value Index	30.66%
Russell 1000 Growth Index	15.79%	Russell 2000 Growth Index	25.49%
Russell Midcap Index	24.93%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	26.54%
Russell Midcap Growth Index	23.23%

4

Performance

Veedot

Total Returns as of April 30, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	AMVIX	22.36%	35.29%	2.84%	-1.58%	1.37%	11/30/99
Russell 3000 Index(2)	—	17.64%	40.90%	3.28%	0.50%	1.16%	—
Institutional Class	AVDIX	22.65%	35.67%	3.03%	—	-0.42%	8/1/00
(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Veedot

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
1.25%	1.05%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Veedot

Portfolio Managers: John Small, Jr. and Stephen Pool

Performance Summary

Veedot returned 22.36%* for the six months ended April 30, 2010, compared with its benchmark, the Russell 3000 Index, which returned 17.64% for the period.

As discussed in the Market Perspective on page 4, U.S. stock indices gained during the reporting period amid signs of stabilizing economic conditions and improving investor sentiment. Price momentum, a factor that the Veedot team looks for in portfolio holdings, was not rewarded during the reporting period. Instead, lower-quality stocks continued to drive market strength. Even so, Veedot’s highly systematic investment process delivered portfolio returns that surpassed those of its benchmark.

Within the portfolio, stock selection in the information technology, consumer discretionary, and materials sectors accounted for the bulk of outperformance relative to Veedot’s benchmark. Partially trimming those gains, holdings in the industrials and financials sectors detracted from relative returns.

Information Technology, Consumer Discretionary Led Gains

Veedot was rewarded for a focus on the information technology and consumer discretionary sectors during the reporting period. Within the information technology sector, the semiconductor industry group contributed meaningfully to absolute and relative returns. In particular, Veeco Instruments, Inc., which produces components used in flat screen televisions, was a key contributor to returns. The company saw a share price gain amid surging demand. Sanmina-SCI Corp., which is not a benchmark constituent, was the largest contributor to Veedot’s relative returns. The electronics contract manufacturer swung to a profit during the reporting period amid rising sales.

In the consumer discretionary sector, an overweight stake in automotive supplier TRW Automotive Holdings Corp. helped absolute and relative returns. The company reported a sound profit for the fourth quarter and full year of 2009, reversing a loss in the previous year largely through cost cutting. Similarly, auto parts supplier Tenneco, Inc. reported a profit for the first quarter of 2010 as a result of increased auto production as well as cost-cutting measures. Within the specialty retail industry group, home décor company Kirkland’s, Inc. contributed meaningfully to gains. The company’s earnings improved amid rising sales levels.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

7

Veedot

Materials Helped, but Some Holdings Lagged

The materials sector was also a source for absolute and relative portfolio gains. Here, an overweight stake in the metals and mining group drove relative outperformance in the sector. Cliffs Natural Resources, which benefited from improved pricing for iron ore as global economies improve, was a key contributor to gains.

Elsewhere in the materials sector, select holdings in the containers and packaging, as well as the paper and forest products groups, added to positive performance. However, Schweitzer-Mauduit, a manufacturer and supplier of specialized papers to the cigarette industry, detracted from returns. The company’s share price fell as Philip Morris, which had a sole-supplier relationship with Schweitzer-Mauduit for low-ignition cigarette paper, announced that it planned to diversify its supplier base.

Industrials, Financials Detracted

Holdings in the industrials sector weighed on relative returns. In the commercial services and supplies industry, Rino International, which operates as an environmental protection and remediation company in the People’s Republic of China, experienced a share price decline. Stock choices in the electrical equipment industry also curbed relative gains. Holdings in the financials sector lagged the sector’s benchmark returns, but contributed positively to Veedot’s absolute returns. Within the sector, Veedot held several detrimental positions in the consumer finance and real estate management industry groups.

Outlook

Using a systematic and technically driven process, Veedot focuses on finding companies whose fundamental characteristics meet strict requirements for accelerating earnings and revenue growth. Such companies must also have historical stock price performance that suggests impending share price appreciation.

During the reporting period, the difficult environment for growth- and momentum-oriented investment styles continued. Despite the overall underperformance of the types of stocks that Veedot favors, however, the portfolio delivered solid results and outperformed its benchmark. Looking ahead, we remain confident that our systematic process of identifying companies with accelerating growth and price momentum will continue to successfully identify opportunities across industry sectors.

8

Veedot

Top Ten Holdings
% of net assets
as of 4/30/10
Kirkland’s, Inc.	2.2%
Sanmina-SCI Corp.	1.8%
TRW Automotive Holdings Corp.	1.7%
Veeco Instruments, Inc.	1.7%
Tenneco, Inc.	1.6%
Oclaro, Inc.	1.6%
Western Digital Corp.	1.5%
Xyratex Ltd.	1.5%
Seagate Technology	1.5%
Cliffs Natural Resources, Inc.	1.5%

Top Five Industries
% of net assets
as of 4/30/10
Semiconductors & Semiconductor Equipment	14.2%
Specialty Retail	12.0%
Chemicals	6.9%
Electronic Equipment, Instruments & Components	6.0%
Computers & Peripherals	5.4%

Types of Investments in Portfolio
% of net assets
as of 4/30/10
Domestic Common Stocks	87.1%
Foreign Common Stocks*	9.8%
Total Common Stocks	96.9%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	2.2%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information

10

to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	11/1/09	4/30/10	11/1/09 - 4/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,223.60	$6.89	1.25%
Institutional Class	$1,000	$1,226.50	$5.80	1.05%
Hypothetical
Investor Class	$1,000	$1,018.60	$6.26	1.25%
Institutional Class	$1,000	$1,019.59	$5.26	1.05%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Veedot

APRIL 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 96.9%			ELECTRONIC EQUIPMENT,
			INSTRUMENTS & COMPONENTS — 6.0%
AEROSPACE & DEFENSE — 1.2%			Arrow Electronics, Inc.(1)	29,500	$ 899,750
AerCap Holdings NV(1)	79,500	$ 1,097,100
			Avnet, Inc.(1)	29,500	943,115
AUTO COMPONENTS — 4.2%			Jabil Circuit, Inc.	58,500	896,220
Amerigon, Inc.(1)	84,000	824,040
			Littelfuse, Inc.(1)	24,000	1,013,520
Tenneco, Inc.(1)	56,000	1,443,120
			Sanmina-SCI Corp.(1)	91,500	1,631,445
TRW Automotive
Holdings Corp.(1)	46,500	1,497,765			5,384,050
		3,764,925	FOOD & STAPLES RETAILING — 1.1%
CHEMICALS — 6.9%			Andersons, Inc. (The)	26,500	957,710
Eastman Chemical Co.	15,000	1,003,800	HEALTH CARE EQUIPMENT & SUPPLIES — 3.0%
Lubrizol Corp.	11,000	993,740	Arthrocare Corp.(1)	28,500	881,505
Omnova Solutions, Inc.(1)	119,500	914,175	Intuitive Surgical, Inc.(1)	2,500	901,400
PolyOne Corp.(1)	114,000	1,289,340	Volcano Corp.(1)	35,500	852,710
Spartech Corp.(1)	66,000	939,840			2,635,615
W.R. Grace & Co.(1)	36,000	1,040,040	HEALTH CARE PROVIDERS & SERVICES — 4.8%
		6,180,935	AmerisourceBergen Corp.	41,500	1,280,275
			Healthspring, Inc.(1)	53,000	932,800
COMMERCIAL SERVICES & SUPPLIES — 1.1%
			Odyssey HealthCare, Inc.(1)	56,500	1,176,895
United Stationers, Inc.(1)	16,000	979,520
COMMUNICATIONS EQUIPMENT — 4.5%			Universal American Corp.(1)	60,000	921,000
Aruba Networks, Inc.(1)	67,500	847,800			4,310,970
KVH Industries, Inc.(1)	38,600	581,702	HOUSEHOLD DURABLES — 3.9%
Netgear, Inc.(1)	42,500	1,150,050	Tempur-Pedic
			International, Inc.(1)	39,500	1,331,150
Oclaro, Inc.(1)	90,800	1,391,964	Tupperware Brands Corp.	18,000	919,260
		3,971,516	Whirlpool Corp.	11,000	1,197,570
COMPUTERS & PERIPHERALS — 5.4%					3,447,980
Intevac, Inc.(1)	52,500	730,800	INDUSTRIAL CONGLOMERATES — 1.1%
Seagate Technology(1)	73,500	1,350,195	3M Co.	11,500	1,019,705
Western Digital Corp.(1)	33,500	1,376,515	INSURANCE — 1.3%
Xyratex Ltd.(1)	77,000	1,355,200	FBL Financial Group, Inc.,
		4,812,710	Class A	45,000	1,162,800
CONSUMER FINANCE — 1.2%			INTERNET & CATALOG RETAIL — 1.2%
American Express Co.	23,000	1,060,760	priceline.com, Inc.(1)	4,000	1,048,200
CONTAINERS & PACKAGING — 1.2%			LEISURE EQUIPMENT & PRODUCTS — 1.9%
Packaging Corp. of America	45,000	1,112,850	Eastman Kodak Co.(1)	127,000	777,240
DIVERSIFIED TELECOMMUNICATION			Leapfrog Enterprises, Inc.(1)	140,500	961,020
SERVICES — 1.2%					1,738,260
Telecom Argentina SA ADR	56,500	1,104,575	MACHINERY — 0.9%
ELECTRICAL EQUIPMENT — 1.0%			Oshkosh Corp.(1)	21,000	811,020
Rockwell Automation, Inc.	15,000	910,800
12

Veedot

	Shares	Value	Shares		Value
METALS & MINING — 2.5%			SPECIALTY RETAIL — 12.0%
Cliffs Natural Resources, Inc.	21,500	$ 1,344,395	Bed Bath & Beyond, Inc.(1)	24,500	$ 1,126,020
Walter Energy, Inc.	11,500	929,315	CarMax, Inc.(1)	40,000	982,800
		2,273,710	DSW, Inc., Class A(1)	33,500	1,011,700
MULTILINE RETAIL — 1.5%			Guess?, Inc.	22,000	1,009,140
Nordstrom, Inc.	32,000	1,322,560	J. Crew Group, Inc.(1)	28,000	1,301,160
OIL, GAS & CONSUMABLE FUELS — 4.9%			Kirkland’s, Inc.(1)	87,000	1,937,490
Alpha Natural			Pier 1 Imports, Inc.(1)	148,500	1,229,580
Resources, Inc.(1)	18,500	870,980
			Select Comfort Corp.(1)	103,000	1,165,960
BP Prudhoe Bay
Royalty Trust	10,000	986,000	Systemax, Inc.	40,000	929,200
Callon Petroleum Co.(1)	111,500	676,805			10,693,050
Teekay Tankers Ltd., Class A	73,000	930,020	TEXTILES, APPAREL & LUXURY GOODS — 3.3%
World Fuel Services Corp.	31,500	895,545	Coach, Inc.	25,000	1,043,750
		4,359,350	Fossil, Inc.(1)	24,500	953,050
PAPER & FOREST PRODUCTS — 3.6%			Lululemon Athletica, Inc.(1)	24,500	921,690
Buckeye Technologies, Inc.(1)	65,500	924,860			2,918,490
Clearwater Paper Corp.(1)	16,500	1,050,720	TOTAL COMMON STOCKS
Domtar Corp.(1)	17,000	1,204,280	(Cost $68,107,306)		86,536,796
		3,179,860	Temporary Cash Investments — 0.9%
PHARMACEUTICALS — 1.8%			JPMorgan U.S. Treasury
Impax Laboratories, Inc.(1)	53,000	959,300	Plus Money Market Fund
Jazz Pharmaceuticals, Inc.(1)	65,500	664,170	Agency Shares	62,172	62,172
			Repurchase Agreement, Bank of
		1,623,470	America Securities, LLC, (collateralized
SEMICONDUCTORS & SEMICONDUCTOR			by various U.S. Treasury obligations,
EQUIPMENT — 14.2%			4.375%, 2/15/38, valued at $719,558),
Advanced Micro			in a joint trading account at 0.15%,
Devices, Inc.(1)	98,500	892,410	dated 4/30/10, due 5/3/10
Aixtron AG ADR	26,500	832,630	(Delivery value $700,009)		700,000
Atheros			TOTAL TEMPORARY
Communications, Inc.(1)	30,500	1,184,620	CASH INVESTMENTS
			(Cost $762,172)		762,172
Cree, Inc.(1)	13,000	951,730
			TOTAL INVESTMENT
Entropic			SECURITIES — 97.8%
Communications, Inc.(1)	234,000	1,235,520	(Cost $68,869,478)		87,298,968
Kulicke & Soffa			OTHER ASSETS
Industries, Inc.(1)	110,500	906,100	AND LIABILITIES — 2.2%		1,999,781
Micron Technology, Inc.(1)	98,500	920,975	TOTAL NET ASSETS — 100.0%		$89,298,749
Mindspeed
Technologies, Inc.(1)	115,500	1,158,465	Notes to Schedule of Investments
Rubicon Technology, Inc.(1)	48,500	1,316,290	ADR = American Depositary Receipt
Texas Instruments, Inc.	34,500	897,345	(1) Non-income producing.
Veeco Instruments, Inc.(1)	34,000	1,495,660
Volterra
Semiconductor Corp.(1)	36,000	862,560
			See Notes to Financial Statements.
		12,654,305

13

Statement of Assets and Liabilities

APRIL 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $68,869,478)			$87,298,968
Receivable for investments sold			2,028,329
Receivable for capital shares sold			12,501
Dividends and interest receivable			68,635
			89,408,433

Liabilities
Payable for capital shares redeemed			16,800
Accrued management fees			92,884
			109,684

Net Assets			$89,298,749

Net Assets Consist of:
Capital (par value and paid-in surplus)			$148,424,977
Accumulated net investment loss			(245,157)
Accumulated net realized loss on investment transactions			(77,310,561)
Net unrealized appreciation on investments			18,429,490
			$89,298,749

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$85,927,812	14,922,487	$5.76
Institutional Class, $0.01 Par Value	$3,370,937	575,395	$5.86

See Notes to Financial Statements.

14

Statement of Operations

FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends	$ 285,963
Interest	414
286,377
Expenses:
Management fees	528,319
Directors’ fees and expenses	1,138
529,457

Net investment income (loss)	(243,080)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	5,668,103
Change in net unrealized appreciation (depreciation) on investments	11,643,305
Net realized and unrealized gain (loss)	17,311,408

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,068,328

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (243,080)	$ (21,889)
Net realized gain (loss)	5,668,103	(22,607,756)
Change in net unrealized appreciation (depreciation)	11,643,305	9,998,811
Net increase (decrease) in net assets resulting from operations	17,068,328	(12,630,834)

Distributions to Shareholders
From net investment income:
Investor Class	(48,886)	—
Institutional Class	(8,309)	—
Decrease in net assets from distributions	(57,195)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(6,404,541)	(12,542,096)

Redemption Fees
Increase in net assets from redemption fees	631	9,356

Net increase (decrease) in net assets	10,607,223	(25,163,574)

Net Assets
Beginning of period	78,691,526	103,855,100
End of period	$89,298,749	$ 78,691,526

Accumulated undistributed net investment income (loss)	$(245,157)	$55,118

See Notes to Financial Statements.

16

Notes to Financial Statements

APRIL 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks that management believes to have better than average prospects for appreciation. The fund uses an approach to common stock investing developed by American Century Investments. This approach relies heavily on quantitative tools to identify attractive investment opportunities, regardless of company size, industry type or geographic location, on a disciplined, consistent basis. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

17

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by a fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

18

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.000% to 1.250% for the Investor Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the six months ended April 30, 2010 was 1.25% and 1.05% for the Investor Class and Institutional Class, respectively.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2010, were $77,216,138 and $81,073,213, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended April 30, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	267,384	$ 1,458,191	588,168	$ 2,708,394
Issued in reinvestment of distributions	8,820	47,717	—	—
Redeemed	(1,411,787)	(7,545,911)	(3,060,477)	(14,058,883)
	(1,135,583)	(6,040,003)	(2,472,309)	(11,350,489)
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	13,621	72,473	59,551	280,976
Issued in reinvestment of distributions	1,511	8,309	—	—
Redeemed	(84,042)	(445,320)	(311,173)	(1,472,583)
	(68,910)	(364,538)	(251,622)	(1,191,607)
Net increase (decrease)	(1,204,493)	$(6,404,541)	(2,723,931)	$(12,542,096)

19

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of April 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$77,741,106	—	—
Foreign Common Stocks	8,795,690	—	—
Temporary Cash Investments	62,172	$700,000	—
Total Value of Investment Securities	$86,598,968	$700,000	—

6. Risk Factors

The fund’s investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended April 30, 2010, the fund did not utilize the program.

20

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$68,872,349
Gross tax appreciation of investments	$19,200,173
Gross tax depreciation of investments	(773,554)
Net tax appreciation (depreciation) of investments	$18,426,619

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2009, the fund had accumulated capital losses of $(82,978,664), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(32,317,452), $(27,976,449) and $(22,684,763) expire in 2010, 2016 and 2017, respectively.

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval.

21

Financial Highlights

Veedot

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$4.71	$5.34	$9.25	$6.17	$5.57	$5.06
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.02)	—(3)	(0.02)	(0.01)	(0.02)	(0.03)
Net Realized and
Unrealized Gain (Loss)	1.07	(0.63)	(3.89)	3.09	0.62	0.53
Total From
Investment Operations	1.05	(0.63)	(3.91)	3.08	0.60	0.50
Distributions
From Net
Investment Income	—(3)	—	—	—	—	—
Redemption Fees(2)	—(3)	—(3)	—(3)	—(3)	—(3)	0.01
Net Asset Value,
End of Period	$5.76	$4.71	$5.34	$9.25	$6.17	$5.57

Total Return(4)	22.36%	(11.80)%	(42.27)%	49.92%	10.77%	10.08%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.25%(5)	1.25%	1.25%	1.25%	1.45%	1.50%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	(0.58)%(5)	(0.03)%	(0.27)%	(0.18)%	(0.39)%	(0.51)%
Portfolio Turnover Rate	95%	320%	257%	207%	330%	399%
Net Assets, End of Period
(in thousands)	$85,928	$75,603	$98,991	$195,105	$154,374	$178,078
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

22

Veedot

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$4.79	$5.43	$9.38	$6.25	$5.63	$5.10
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.01)	0.01	(0.01)	—(3)	(0.01)	(0.02)
Net Realized and
Unrealized Gain (Loss)	1.09	(0.65)	(3.94)	3.13	0.63	0.54
Total From
Investment Operations	1.08	(0.64)	(3.95)	3.13	0.62	0.52
Distributions
From Net
Investment Income	(0.01)	—	—	—	—	—
Redemption Fees(2)	—(3)	—(3)	—(3)	—(3)	—(3)	0.01
Net Asset Value,
End of Period	$5.86	$4.79	$5.43	$9.38	$6.25	$5.63

Total Return(4)	22.65%	(11.79)%	(42.11)%	50.08%	11.01%	10.39%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.05%(5)	1.05%	1.05%	1.05%	1.25%	1.30%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	(0.38)%(5)	0.17%	(0.07)%	0.02%	(0.19)%	(0.31)%
Portfolio Turnover Rate	95%	320%	257%	207%	330%	399%
Net Assets, End of Period
(in thousands)	$3,371	$3,089	$4,864	$9,188	$11,237	$11,440
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

23

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the

24

circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders. Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

25

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confir-
  mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

26

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

27

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

28

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

31

Notes

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1006
CL-SAN-68443

Semiannual Report
April 30, 2010

American Century Investments®

Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Growth

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	26

Other Information

Board Approval of Management Agreements	31
Additional Information	37
Index Definitions	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended April 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Continued to Advance

U.S. stocks maintained their upward trajectory during the six months ended April 30, 2010. The main factors behind the market’s continued rally, which began in March 2009, included a strengthening economy and corporate earnings that exceeded expectations.

After a severe recession between mid-2008 and mid-2009, the U.S. economy delivered positive growth in the last two quarters of 2009 and the first quarter of 2010. Improving economic indicators included an increase in manufacturing activity, rising consumer spending, and evidence that the worst of the housing market decline had passed. Although the unemployment rate remained near the 26-year high it set in October 2009, job growth turned positive during the last few months of the period.

In addition to improving economic data, stocks got a lift from better-than-anticipated corporate profits. Revenues for many companies began to improve, resulting in flat to modestly positive growth rates on a year-over-year basis, while corporate profits improved significantly as businesses effectively managed their cost structures. Furthermore, demand for big-ticket items such as appliances, automobiles, and computers increased sharply after many consumers and businesses postponed purchases of these products when the economy was in recession.

Toward the end of the period, the stock market rally eased as concerns about sovereign debt problems in Greece and elsewhere in Europe emerged. Overall, however, the major equity indices (as illustrated in the table below) returned more than 15% for the six months.

Small Cap and Value Outperformed

Small-cap stocks led the equity market’s advance, returning more than 25% for the six-month period. Smaller stocks produced the strongest rebound after lagging during the market’s 2008 downturn. In addition, smaller companies enjoyed greater profitability thanks to significant operating leverage, which enabled them to benefit the most from improved cost management.

In the large-cap segment of the market, value shares modestly outpaced their growth-oriented counterparts for the period. The financials sector, which is by far the heaviest sector weighting in most value indices, was among the top-performing sectors in the stock market during the six-month period.

U.S. Stock Index Returns
For the six months ended April 30, 2010*
Russell 1000 Index (Large-Cap)	16.77%	Russell 2000 Index (Small-Cap)	28.17%
Russell 1000 Value Index	17.77%	Russell 2000 Value Index	30.66%
Russell 1000 Growth Index	15.79%	Russell 2000 Growth Index	25.49%
Russell Midcap Index	24.93%	* Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	26.54%
Russell Midcap Growth Index	23.23%

4

Performance

Growth

Total Returns as of April 30, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	TWCGX	16.18%	36.98%	5.00%	-2.08%	13.52%	6/30/71(2)
Russell 1000
Growth Index(3)	—	15.79%	38.16%	4.05%	-3.64%	N/A(4)	—
Institutional Class	TWGIX	16.25%	37.24%	5.20%	-1.88%	4.49%	6/16/97
A Class(5)	TCRAX						6/4/97
No sales charge*		16.01%	36.63%	4.74%	-2.34%	4.44%
With sales charge*		9.32%	28.80%	3.51%	-2.92%	3.96%
C Class	TWRCX						3/1/10
No sales charge*		—	—	—	—	6.15%(1)
With sales charge*		—	—	—	—	5.15%(1)
R Class	AGWRX	15.89%	36.31%	4.48%	—	5.08%	8/29/03
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a
5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Although the fund’s actual inception date was 10/31/58, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.
(3)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(4)	Index data not available prior to 12/29/78.
(5)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

Growth gained 16.18%* in the six months ended April 30, 2010. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 15.79%. The portfolio also continued to outperform its benchmark for the five- and 10-year periods ended in April (see pages 5–6).

In terms of Growth’s absolute returns for the six months, information technology shares contributed most to performance; no sector had negative returns for the period. Relative to the benchmark, stock selection made the consumer discretionary and materials sectors the largest contributors. The leading detractors from relative results came from stock choices in the consumer staples and health care segments.

Leading Contributors

The key contributor to relative results came from stock choices in the consumer discretionary sector, led by holdings in the specialty retail; hotels, restaurant, and leisure; household durables; and auto components industry segments. A number of the leading contributors were retailers who did well after reporting better same-store sales and other business metrics. Good examples were The Home Depot, Abercrombie & Fitch, and Chipotle Mexican Grill. The largest contributor in the sector was Starwood Hotels & Resorts, which benefited from rising room rates and favorable supply/ demand factors as few new competing hotels and rooms are set to come online. Another top contributor was auto parts manufacturer BorgWarner, which benefited from the rebound in the auto industry and demand for new turbo-diesel and gasoline direct-injection engines.

Stock selection made the materials sector another key contributor to relative return. Positioning in the chemicals industry helped most, as our stake in Airgas benefited from a takeover bid, while Monsanto, a key index component to which we had no exposure, lagged. It was also beneficial to hold stakes in PPG Industries and Sigma-Aldrich.

Industrials and energy shares also helped performance compared with the benchmark. In industrials, positioning in the electrical equipment, air freight and logistics, and road and rail industries contributed most. The leading contributor in the industrials sector was a stake in Rockwell International, which saw a jump in orders for its factory automation products. In the energy sector, it helped relative results to be underrepresented in shares of integrated oil company Exxon Mobil.

Leading Detractors

The leading detractors from relative results came from stock choices in the consumer staples sector. Stocks in the consumer staples sector, including Coca-Cola, General Mills and Kellogg, lagged the general market as investors sought stocks with greater economic sensitivity. The leading

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

7

Growth

detractor in the space was drug retailer Walgreen, which underperformed after issuing a cautious outlook despite reporting positive results. A stake in agricultural products processor Archer Daniels Midland also hurt performance, as soy crush margins declined. We eliminated our position in Archer Daniels Midland during the period.

An overweight position and stock choices made the health care sector a detractor from relative performance, led by holdings in the health care equipment and biotechnology industries. Baxter International, which provides blood treatment products, was the leading detractor in this space after guiding future earnings expectations down. Stock selection among biotechnology shares also hurt relative results, led by a stake in Dendreon. Stock choices in the life sciences tools and services industry also hurt relative performance.

The leading individual detractor for the six months was a position in investment bank Goldman Sachs Group, which suffered from an unfavorable regulatory environment and a government investigation into its conduct in the buildup to the financial crisis.

Outlook and Positioning

We believe the portfolio can outperform the Russell 1000 Growth Index over time through stock selection in the large-cap growth universe, style adherence, risk management, and disciplined execution that contributes to greater consistency. And while we recognize that each investment environment presents its own unique challenges, our emphasis on stock selection as the principal generator of alpha and our focus on risk management remain constant.

As a result, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities. As of April 30, 2010, we found opportunity in the health care and consumer discretionary sectors, two of the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight was in consumer staples and information technology shares. On an absolute basis, information technology shares remain the portfolio’s single largest sector allocation by far, while the portfolio had no exposure to the tiny (less than 1% of the index) utilities sector.

8

Growth

Top Ten Holdings
% of net assets
as of 4/30/10
Microsoft Corp.	4.7%
Apple, Inc.	4.3%
Hewlett-Packard Co.	2.9%
Johnson & Johnson	2.7%
Coca-Cola Co. (The)	2.4%
Procter & Gamble Co. (The)	2.4%
Abbott Laboratories	2.1%
Cisco Systems, Inc.	2.0%
Oracle Corp.	2.0%
United Parcel Service, Inc., Class B	2.0%

Top Five Industries
% of net assets
as of 4/30/10
Computers & Peripherals	10.4%
Software	7.6%
Pharmaceuticals	6.3%
Beverages	4.3%
Semiconductors & Semiconductor Equipment	4.3%

Types of Investments in Portfolio
% of net assets
as of 4/30/10
Common Stocks	98.5%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	(0.1)%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	11/1/09	4/30/10	11/1/09 – 4/30/10	Expense Ratio(1)
Actual
Investor Class	$1,000	$1,161.80	$5.36	1.00%
Institutional Class	$1,000	$1,162.50	$4.29	0.80%
A Class	$1,000	$1,160.10	$6.69	1.25%
C Class	$1,000	$1,061.50(2)	$3.39(3)	2.00%
R Class	$1,000	$1,158.90	$8.03	1.50%
Hypothetical
Investor Class	$1,000	$1,019.84	$5.01	1.00%
Institutional Class	$1,000	$1,020.83	$4.01	0.80%
A Class	$1,000	$1,018.60	$6.26	1.25%
C Class	$1,000	$1,014.88(4)	$9.99(4)	2.00%
R Class	$1,000	$1,017.36	$7.50	1.50%
(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	Ending account value based on actual return from March 1, 2010 (commencement of sale) through April 30, 2010.
(3)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 60, the number of days in the period from March 1, 2010 (commencement of sale) through April 30, 2010, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
(4)	Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

11

Schedule of Investments

Growth

APRIL 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 98.5%			EMC Corp.(1)	3,539,200	$ 67,280,192
AEROSPACE & DEFENSE — 2.3%			Hewlett-Packard Co.	2,983,400	155,047,298
Honeywell International, Inc.	967,500	$ 45,927,225	Lexmark International, Inc.,
			Class A(1)	833,400	30,877,470
Rockwell Collins, Inc.	1,149,400	74,711,000	QLogic Corp.(1)	979,700	18,976,789
		120,638,225
					549,304,159
AIR FREIGHT & LOGISTICS — 2.0%
			CONSUMER FINANCE — 1.1%
United Parcel Service, Inc.,
Class B	1,496,600	103,474,924	American Express Co.	1,273,800	58,747,656
AUTO COMPONENTS — 1.2%			ELECTRICAL EQUIPMENT — 1.8%
BorgWarner, Inc.(1)	1,464,700	63,480,098	Emerson Electric Co.	532,200	27,796,806
AUTOMOBILES — 0.6%			Rockwell Automation, Inc.	1,074,000	65,213,280
Ford Motor Co.(1)	2,388,500	31,098,270			93,010,086
			ELECTRONIC EQUIPMENT,
BEVERAGES — 4.3%			INSTRUMENTS & COMPONENTS — 1.6%
Coca-Cola Co. (The)	2,394,900	128,007,405	Corning, Inc.	2,368,200	45,587,850
PepsiCo, Inc.	1,527,500	99,623,550	Jabil Circuit, Inc.	2,454,800	37,607,536
		227,630,955			83,195,386
BIOTECHNOLOGY — 3.0%			ENERGY EQUIPMENT & SERVICES — 1.8%
Alexion			Cameron
Pharmaceuticals, Inc.(1)	285,900	15,690,192
			International Corp.(1)	462,200	18,238,412
Amgen, Inc.(1)	1,452,600	83,321,136
			Schlumberger Ltd.	1,065,000	76,062,300
Dendreon Corp.(1)	118,500	6,425,070			94,300,712
Gilead Sciences, Inc.(1)	1,101,400	43,692,538	FOOD & STAPLES RETAILING — 2.7%
Talecris Biotherapeutics			Costco Wholesale Corp.	362,800	21,434,224
Holdings Corp.(1)	520,200	9,753,750
			Walgreen Co.	1,313,200	46,158,980
		158,882,686	Wal-Mart Stores, Inc.	1,354,500	72,668,925
CAPITAL MARKETS — 1.4%					140,262,129
Charles Schwab Corp. (The)	3,085,900	59,527,011	FOOD PRODUCTS — 2.5%
Goldman Sachs
Group, Inc. (The)	97,700	14,186,040	General Mills, Inc.	869,900	61,919,482
		73,713,051	Kellogg Co.	834,200	45,830,948
CHEMICALS — 2.5%			Mead Johnson Nutrition Co.	464,700	23,983,167
Celanese Corp., Series A	1,029,600	32,936,904			131,733,597
PPG Industries, Inc.	877,400	61,742,638	HEALTH CARE EQUIPMENT & SUPPLIES — 3.2%
Sigma-Aldrich Corp.	629,900	37,353,070	Baxter International, Inc.	561,400	26,509,308
		132,032,612	Becton, Dickinson & Co.	359,800	27,477,926
COMMERCIAL BANKS — 1.3%			Covidien plc	1,055,700	50,663,043
Wells Fargo & Co.	2,134,300	70,666,673	Edwards
			Lifesciences Corp.(1)	473,600	48,818,688
COMMUNICATIONS EQUIPMENT — 3.6%			Gen-Probe, Inc.(1)	368,600	17,467,954
Arris Group, Inc.(1)	883,800	10,861,902
					170,936,919
Cisco Systems, Inc.(1)	4,000,100	107,682,692
			HEALTH CARE PROVIDERS & SERVICES — 2.6%
F5 Networks, Inc.(1)	588,300	40,257,369	AmerisourceBergen Corp.	1,070,900	33,037,265
QUALCOMM, Inc.	749,800	29,047,252	Express Scripts, Inc.(1)	884,100	88,524,933
		187,849,215	McKesson Corp.	243,200	15,761,792
COMPUTERS & PERIPHERALS — 10.4%					137,323,990
Apple, Inc.(1)	865,100	225,894,912
Dell, Inc.(1)	3,166,100	51,227,498

12

Growth

	Shares	Value		Shares	Value
HOTELS, RESTAURANTS & LEISURE — 1.7%			OIL, GAS & CONSUMABLE FUELS — 2.5%
Chipotle Mexican Grill, Inc.(1)	290,500	$ 39,191,355	Apache Corp.	218,800	$ 22,265,088
Starwood Hotels & Resorts			Exxon Mobil Corp.	864,300	58,642,755
Worldwide, Inc.	936,700	51,059,517	Occidental Petroleum Corp.	423,400	37,538,644
		90,250,872	Southwestern Energy Co.(1)	351,000	13,927,680
HOUSEHOLD DURABLES — 0.9%					132,374,167
Whirlpool Corp.	422,000	45,943,140	PERSONAL PRODUCTS — 0.3%
HOUSEHOLD PRODUCTS — 3.2%			Estee Lauder Cos., Inc.
Colgate-Palmolive Co.	481,600	40,502,560	(The), Class A	266,400	17,561,088
Procter & Gamble Co. (The)	2,037,300	126,638,568	PHARMACEUTICALS — 6.3%
		167,141,128	Abbott Laboratories	2,165,300	110,776,748
INDUSTRIAL CONGLOMERATES — 1.8%			Allergan, Inc.	708,400	45,117,996
3M Co.	630,500	55,906,435	Johnson & Johnson	2,237,600	143,877,680
Textron, Inc.	1,738,000	39,695,920	Novo Nordisk A/S B Shares	333,900	27,272,088
		95,602,355	Perrigo Co.	89,100	5,437,773
INSURANCE — 1.3%					332,482,285
Aflac, Inc.	1,317,800	67,155,088	ROAD & RAIL — 1.0%
INTERNET & CATALOG RETAIL — 0.8%			Union Pacific Corp.	705,100	53,347,866
Amazon.com, Inc.(1)	317,100	43,461,726	SEMICONDUCTORS &
INTERNET SOFTWARE & SERVICES — 1.8%			SEMICONDUCTOR EQUIPMENT — 4.3%
Google, Inc., Class A(1)	182,600	95,945,344	Altera Corp.	1,417,500	35,947,800
IT SERVICES — 2.5%			Broadcom Corp., Class A	1,528,200	52,707,618
International Business			Cree, Inc.(1)	301,100	22,043,531
Machines Corp.	448,100	57,804,900	Intel Corp.	1,676,900	38,283,627
MasterCard, Inc., Class A	110,600	27,433,224	Linear Technology Corp.	2,104,600	63,264,276
Paychex, Inc.	1,609,100	49,238,460	MEMC Electronic
		134,476,584	Materials, Inc.(1)	1,059,400	13,740,418
LIFE SCIENCES TOOLS & SERVICES — 0.5%					225,987,270
Thermo Fisher			SOFTWARE — 7.6%
Scientific, Inc.(1)	507,600	28,060,128	Intuit, Inc.(1)	1,025,800	37,092,928
MACHINERY — 2.8%			Microsoft Corp.	8,175,000	249,664,500
Caterpillar, Inc.	422,700	28,781,643	Oracle Corp.	4,009,000	103,592,560
Eaton Corp.	805,500	62,152,380	salesforce.com, inc.(1)	125,100	10,708,560
Illinois Tool Works, Inc.	1,082,400	55,310,640			401,058,548
		146,244,663	SPECIALTY RETAIL — 3.3%
MEDIA — 1.9%			Abercrombie & Fitch Co.,
Scripps Networks			Class A	834,400	36,488,312
Interactive, Inc., Class A	865,200	39,228,168	Home Depot, Inc. (The)	2,725,100	96,059,775
Walt Disney Co. (The)	1,594,600	58,745,064	J. Crew Group, Inc.(1)	365,300	16,975,491
		97,973,232	Williams-Sonoma, Inc.	852,700	24,557,760
METALS & MINING — 0.9%					174,081,338
Newmont Mining Corp.	803,000	45,032,240	WIRELESS TELECOMMUNICATION SERVICES — 0.7%
MULTILINE RETAIL — 2.5%			American Tower Corp.,
Kohl’s Corp.(1)	835,600	45,949,644	Class A(1)	967,400	39,479,594
Target Corp.	1,472,800	83,758,136	TOTAL COMMON STOCKS
		129,707,780	(Cost $4,454,431,018)		5,191,647,779

13

Growth

Shares		Value
Temporary Cash Investments — 1.6%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	22,793	$ 22,793
Repurchase Agreement, Credit Suisse First
Boston, Inc., (collateralized by various U.S.
Treasury obligations, 8.00%, 11/15/21,
valued at $36,532,294), in a joint trading
account at 0.13%, dated 4/30/10, due
5/3/10 (Delivery value $35,800,388)		35,800,000
Repurchase Agreement, Goldman Sachs
Group, Inc., (collateralized by various U.S.
Treasury obligations, 4.50%, 5/15/38,
valued at $50,868,945), in a joint trading
account at 0.10%, dated 4/30/10, due
5/3/10 (Delivery value $49,800,415)		49,800,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $85,622,793)		85,622,793
TOTAL INVESTMENT
SECURITIES — 100.1%
(Cost $4,540,053,811)		5,277,270,572
OTHER ASSETS
AND LIABILITIES — (0.1)%		(4,648,255)
TOTAL NET ASSETS — 100.0%	$5,272,622,317

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
98,295,152 DKK for USD	5/28/10	$17,581,935	$(16,369)
(Value on Settlement Date $17,565,566)

Notes to Schedule of Investments
DKK = Danish Krone
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

APRIL 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $4,540,053,811)			$5,277,270,572
Receivable for investments sold			63,570,968
Receivable for capital shares sold			4,051,474
Dividends and interest receivable			4,292,574
			5,349,185,588

Liabilities
Payable for investments purchased			70,096,231
Payable for capital shares redeemed			2,205,841
Payable for forward foreign currency exchange contracts			16,369
Accrued management fees			4,179,224
Service fees (and distribution fees — A Class and R Class) payable			65,572
Distribution fees payable			34
			76,563,271

Net Assets			$5,272,622,317

Net Assets Consist of:
Capital (par value and paid-in surplus)			$4,918,926,627
Undistributed net investment income			10,136,084
Accumulated net realized loss on investment and foreign currency transactions			(393,649,558)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies			737,209,164
			$5,272,622,317

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$4,264,022,865	181,464,036	$23.50
Institutional Class, $0.01 Par Value	$701,785,566	29,618,096	$23.69
A Class, $0.01 Par Value	$294,582,703	12,734,403	$23.13*
C Class, $0.01 Par Value	$144,708	6,167	$23.46
R Class, $0.01 Par Value	$12,086,475	524,338	$23.05
* Maximum offering price $24.54 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $17,312)	$ 33,355,310
Interest	24,905
33,380,215
Expenses:
Management fees	22,802,642
Distribution fees — C Class	52
Service fees — C Class	17
Distribution and service fees:
A Class	325,489
R Class	23,952
Directors’ fees and expenses	66,709
23,218,861

Net investment income (loss)	10,161,354

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	319,606,479
Foreign currency transactions	2,091,469
Futures contract transactions	(19,325)
321,678,623

Change in net unrealized appreciation (depreciation) on:
Investments	361,902,979
Translation of assets and liabilities in foreign currencies	(163,868)
361,739,111

Net realized and unrealized gain (loss)	683,417,734

Net Increase (Decrease) in Net Assets Resulting from Operations	$693,579,088

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 10,161,354	$ 16,823,008
Net realized gain (loss)	321,678,623	(359,271,724)
Change in net unrealized appreciation (depreciation)	361,739,111	872,613,776
Net increase (decrease) in net assets resulting from operations	693,579,088	530,165,060

Distributions to Shareholders
From net investment income:
Investor Class	(9,474,325)	(12,789,814)
Institutional Class	(2,809,220)	(2,136,538)
A Class	(22,537)	(370,766)
R Class	—	(790)
Decrease in net assets from distributions	(12,306,082)	(15,297,908)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	447,551,251	580,646,064

Net increase (decrease) in net assets	1,128,824,257	1,095,513,216

Net Assets
Beginning of period	4,143,798,060	3,048,284,844
End of period	$5,272,622,317	$4,143,798,060

Undistributed net investment income	$10,136,084	$12,280,812

See Notes to Financial Statements.

17

Notes to Financial Statements

APRIL 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of larger-sized companies that management believes will increase in value but may purchase companies of any size. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class), the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the C Class commenced on March 1, 2010.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

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Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

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2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the six months ended April 30, 2010 was 0.99% for the Investor Class, A Class, C Class and R Class and 0.79% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended April 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2010, were $2,115,611,661 and $1,662,552,782, respectively.

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4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended April 30, 2010(1)		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	800,000,000		800,000,000
Sold	24,962,657	$ 557,908,954	32,861,265	$ 566,193,264
Issued in connection with reorganization
(Note 9)	—	—	6,689,833	119,748,011
Issued in reinvestment of distributions	384,132	8,458,588	719,542	11,275,229
Redeemed	(10,142,535)	(225,800,124)	(21,943,388)	(378,453,255)
	15,204,254	340,567,418	18,327,252	318,763,249
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	5,090,317	113,622,042	18,025,182	335,314,338
Issued in connection with reorganization
(Note 9)	—	—	199,166	3,596,938
Issued in reinvestment of distributions	122,616	2,720,853	135,395	2,136,538
Redeemed	(2,435,338)	(54,951,999)	(7,550,113)	(128,368,426)
	2,777,595	61,390,896	10,809,630	212,679,388
A Class/Shares Authorized	310,000,000		310,000,000
Sold	3,156,052	67,996,993	5,736,574	98,983,093
Issued in reinvestment of distributions	964	20,921	22,056	340,539
Redeemed	(1,171,642)	(25,621,124)	(3,140,611)	(53,536,555)
	1,985,374	42,396,790	2,618,019	45,787,077
C Class/Shares Authorized	20,000,000		N/A
Sold	6,375	148,874
Redeemed	(208)	(4,991)
	6,167	143,883
R Class/Shares Authorized	30,000,000		50,000,000
Sold	213,012	4,657,510	279,510	4,897,686
Issued in reinvestment of distributions	—	—	39	604
Redeemed	(73,495)	(1,605,246)	(83,745)	(1,481,940)
	139,517	3,052,264	195,804	3,416,350
Net increase (decrease)	20,112,907	$ 447,551,251	31,950,705	$ 580,646,064
(1) March 1, 2010 (commencement of sale) through April 30, 2010 for the C Class.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of April 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$5,164,375,691	$ 27,272,088	—
Temporary Cash Investments	22,793	85,600,000	—
Total Value of Investment Securities	$5,164,398,484	$112,872,088	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(16,369)	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

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Value of Derivative Instruments as of April 30, 2010

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Foreign Currency Risk	Receivable for forward foreign		Payable for forward foreign
	currency exchange contracts	—	currency exchange contracts	$ 16,369

Effect of Derivative Instruments on the Statement of Operations for the Six Months
Ended April 30, 2010

Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on Statement		Location on Statement
Type of Derivative	of Operations	Value	of Operations	Value
Equity Price Risk	Net realized gain (loss) on	$ (19,325)	Change in net unrealized	—
	futures contract transactions		appreciation (depreciation)
on futures contracts
Foreign Currency Risk	Net realized gain (loss) on	2,051,192	Change in net unrealized	$(105,985)
	foreign currency transactions		appreciation (depreciation)
on translation of assets and
liabilities in foreign currencies
		$2,031,867		$(105,985)

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended April 30, 2010, the fund did not utilize the program.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$4,562,318,396
Gross tax appreciation of investments	$768,010,270
Gross tax depreciation of investments	(53,058,094)
Net tax appreciation (depreciation) of investments	$714,952,176

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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As of October 31, 2009, the fund had accumulated capital losses of $(688,111,820), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2010	2011	2012	2013	2014	2015	2016	2017
$(168,744,439)	—	—	—	—	$(17,354,465)	$(131,790,282) $(370,222,634)

9. Reorganization Plan

On December 3, 2008, the Board of Directors of Life Sciences Fund (Life Sciences) and Technology Fund (Technology), two funds in a series issued by American Century World Mutual Funds, Inc., approved a plan of reorganization (the reorganization), pursuant to which Growth acquired all of the assets of Life Sciences and Technology in exchange for shares of equal value of Growth and assumption by Growth of certain ordinary course liabilities of Life Sciences and Technology. The financial statements and performance history of Growth were carried over in the post-reorganization. The reorganization was approved by shareholders of Life Sciences and Technology on May 5, 2009. The reorganization was effective at the close of business on May 29, 2009.

The reorganization was accomplished by a tax-free exchange of shares. On May 29, 2009, Life Sciences and Technology exchanged its shares for shares of Growth as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
Life Sciences — Investor Class	14,188,887	Growth — Investor Class	3,543,258
Life Sciences — Institutional Class	292,636	Growth — Institutional Class	73,726

Technology — Investor Class	3,955,315	Growth — Investor Class	3,146,575
Technology — Institutional Class	156,129	Growth — Institutional Class	125,440

The net assets of Life Sciences, Technology and Growth immediately before the reorganization were $64,755,810, $58,589,139 and $3,253,531,971, respectively. Life Sciences’ unrealized depreciation of $(4,447,437) and Technology’s unrealized appreciation of $1,243,638 were combined with that of Growth. Immediately after the reorganization, the combined net assets were $3,376,876,920. Growth acquired capital loss carryovers of $(11,422,597) and $(91,949,746) from Life Sciences and Technology, respectively.

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10. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval. Management agreements for new share classes of the funds that were launched after February 16, 2010 did not terminate, have not been replaced by interim agreements, and do not require approval of new agreements.

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Financial Highlights

Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$20.28	$17.69	$26.78	$21.99	$19.80	$18.43
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.09	0.04	0.04	0.02	0.08
Net Realized and
Unrealized Gain (Loss)	3.23	2.58	(9.10)	4.76	2.26	1.30
Total From
Investment Operations	3.28	2.67	(9.06)	4.80	2.28	1.38
Distributions
From Net
Investment Income	(0.06)	(0.08)	(0.03)	(0.01)	(0.09)	(0.01)
Net Asset Value,
End of Period	$23.50	$20.28	$17.69	$26.78	$21.99	$19.80

Total Return(3)	16.18%	15.25%	(33.86)%	21.86%	11.51%	7.47%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.00%(4)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	0.41%(4)	0.50%	0.16%	0.15%	0.09%	0.38%
Portfolio Turnover Rate	36%	114%	129%	112%	127%	77%
Net Assets, End of Period
(in millions)	$4,264	$3,372	$2,617	$4,133	$3,946	$4,008
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

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Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$20.47	$17.86	$27.03	$22.19	$19.98	$18.59
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.07	0.12	0.08	0.09	0.06	0.11
Net Realized and
Unrealized Gain (Loss)	3.25	2.61	(9.17)	4.81	2.27	1.33
Total From
Investment Operations	3.32	2.73	(9.09)	4.90	2.33	1.44
Distributions
From Net
Investment Income	(0.10)	(0.12)	(0.08)	(0.06)	(0.12)	(0.05)
Net Asset Value,
End of Period	$23.69	$20.47	$17.86	$27.03	$22.19	$19.98

Total Return(3)	16.25%	15.45%	(33.71)%	22.13%	11.70%	7.72%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.80%(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	0.61%(4)	0.70%	0.36%	0.35%	0.29%	0.58%
Portfolio Turnover Rate	36%	114%	129%	112%	127%	77%
Net Assets, End of Period
(in thousands)	$701,786	$549,496	$286,262	$284,695	$759,816	$689,983
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

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Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$19.94	$17.40	$26.36	$21.68	$19.53	$18.22
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.02	0.04	(0.02)	(0.04)	(0.03)	0.02
Net Realized and
Unrealized Gain (Loss)	3.17	2.54	(8.94)	4.72	2.22	1.29
Total From
Investment Operations	3.19	2.58	(8.96)	4.68	2.19	1.31
Distributions
From Net
Investment Income	—(4)	(0.04)	—	—	(0.04)	—
Net Asset Value,
End of Period	$23.13	$19.94	$17.40	$26.36	$21.68	$19.53

Total Return(5)	16.01%	14.99%	(34.03)%	21.59%	11.23%	7.19%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.25%(6)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	0.16%(6)	0.25%	(0.09)%	(0.10)%	(0.16)%	0.13%
Portfolio Turnover Rate	36%	114%	129%	112%	127%	77%
Net Assets, End of Period
(in thousands)	$294,583	$214,371	$141,441	$206,837	$85,953	$86,303
(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(2)	Six months ended April 30, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

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Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$22.10
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.03)
Net Realized and Unrealized Gain (Loss)	1.39
Total From Investment Operations	1.36
Net Asset Value, End of Period	$23.46

Total Return(3)	6.15%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.89)%(4)
Portfolio Turnover Rate	36%(5)
Net Assets, End of Period (in thousands)	$145
(1) March 1, 2010 (commencement of sale) through April 30, 2010 (unaudited).
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the six months ended April 30, 2010.

See Notes to Financial Statements.

29

Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$19.90	$17.35	$26.37	$21.74	$19.59	$18.32
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.01)	(0.01)	(0.08)	(0.10)	(0.11)	(0.07)
Net Realized and
Unrealized Gain (Loss)	3.16	2.56	(8.94)	4.73	2.26	1.34
Total From
Investment Operations	3.15	2.55	(9.02)	4.63	2.15	1.27
Distributions
From Net
Investment Income	—	—(3)	—	—	—	—
Net Asset Value,
End of Period	$23.05	$19.90	$17.35	$26.37	$21.74	$19.59

Total Return(4)	15.89%	14.67%	(34.21)%	21.30%	10.97%	6.93%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.50%(5)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	(0.09)%(5)	0.00%(6)	(0.34)%	(0.35)%	(0.41)%	(0.12)%
Portfolio Turnover Rate	36%	114%	129%	112%	127%	77%
Net Assets, End of Period
(in thousands)	$12,086	$7,656	$3,280	$2,383	$298	$49
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6) Ratio is less than 0.005%.

See Notes to Financial Statements.

30

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.*

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

* Management agreements for new share classes of the Fund launched after February 16, 2010, did not terminate, have not been replaced by Interim
Management Agreements, and do not require Board or shareholder approval at this time.

31

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

32

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

33

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed

34

Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The

35

Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

38

Notes

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1006
CL-SAN-68444

Semiannual Report
April 30, 2010

American Century Investments®

VistaSM Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Vista

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25

Other Information

Board Approval of Management Agreements	30
Additional Information	36
Index Definitions	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended April 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

A Further Advance for Stocks

U.S. stocks continued to gain ground for the six months ended April 30, 2010, extending a rally that began in March 2009. The market’s advance was driven by an improving economic environment and better-than-expected corporate earnings.

The six-month period began with the federal government reporting that, after a year of declining output, the U.S. economy posted positive economic growth in the third quarter of 2009. This positive growth continued in the fourth quarter of 2009 and the first quarter of 2010 as manufacturing activity increased, consumer spending picked up, and signs of stabilization in the housing sector emerged. Even the employment picture began to slowly improve, although the jobless rate remained persistently elevated throughout the six-month period.

Better economic data provided a boost to the equity market, as did corporate earnings that consistently exceeded expectations. The improvement in corporate profits occurred despite flat-to-declining revenues as businesses managed their cost structures more effectively, successfully lowering expenses. In addition, a number of industries benefited from pent-up demand after individuals and businesses deferred purchases on items ranging from automobiles to personal computers during the economic downturn in late 2008 and early 2009.

Although stocks generally rallied throughout the six-month period, the market’s advance slowed late in the period amid concerns about the sovereign debt crisis in Europe. Nonetheless, the major equity indices (as illustrated in the table below) returned more than 15% overall for the six months.

Small- and Mid-Cap Stocks Outperformed

Mid- and small-cap stocks led the equity market’s advance for the six-month period. Small- and mid-sized stocks underperformed during the downturn, so they rebounded the most during the recent recovery. Furthermore, cost-cutting measures typically lead to greater operating leverage for smaller companies, boosting their profitability.

Growth issues trailed their value-oriented counterparts in both the mid- and small-cap segments of the market. One factor driving the outperformance of value shares was the financials sector, which is the largest sector weighting in many value indices and remained one of the better-performing sectors over the past six months.

U.S. Stock Index Returns
For the six months ended April 30, 2010*
Russell 1000 Index (Large-Cap)	16.77%	Russell 2000 Index (Small-Cap)	28.17%
Russell 1000 Value Index	17.77%	Russell 2000 Value Index	30.66%
Russell 1000 Growth Index	15.79%	Russell 2000 Growth Index	25.49%
Russell Midcap Index	24.93%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	26.54%
Russell Midcap Growth Index	23.23%

4

Performance

Vista

Total Returns as of April 30, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	TWCVX	21.19%	30.90%	3.70%	-0.46%	9.02%	11/25/83
Russell Midcap
Growth Index(2)	—	23.23%	46.95%	5.74%	-0.39%	N/A(3)	—
Institutional Class	TWVIX	21.20%	31.10%	3.89%	-0.25%	4.68%	11/14/96
A Class(4)	TWVAX						10/2/96
No sales charge*		20.99%	30.52%	3.43%	-0.73%	3.65%
With sales charge*		14.01%	22.97%	2.20%	-1.31%	3.20%
C Class	AVNCX						3/1/10
No sales charge*		—	—	—	—	6.92%(1)
With sales charge*		—	—	—	—	5.92%(1)
R Class	AVTRX	20.81%	30.25%	—	—	0.81%	7/29/05
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a
5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	Index data not available prior to 12/31/85.
(4)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Vista

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Vista

Portfolio Managers: Brad Eixmann and Bryan Unterhalter

Performance Summary

Vista returned 21.19%* for the six months ended April 30, 2010, lagging the 23.23% return of its benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 4, U.S. stock indices gained during the reporting period amid signs of improving economic conditions and investor sentiment. Acceleration and price momentum, two factors that the Vista team looks for in portfolio investments, were not rewarded during the reporting period. Instead, lower-quality stocks continued to lead the market’s strength.

Within the portfolio, security selection in the financials and health care sectors accounted for the majority of underperformance relative to the benchmark, although Vista derived positive absolute results in both sectors. Holdings in the materials sector further detracted from relative returns. Avoiding the utilities sector, as well as effective stock choices in the information technology, industrials, and consumer discretionary sectors, helped to trim relative losses.

Financials, Health Care Gained, but Lagged Benchmark

The financials sector was Vista’s largest source of underperformance relative to its benchmark. Within the sector, a detrimental overweight stake in the capital markets industry included Jefferies Group, Inc. The company under-performed many of its peers during the period due to a slowdown in its trading operations. An overweight position in Lazard Ltd. also weighed on relative performance. Although the company’s earnings reflected improvement, particularly in the mergers and acquisitions area, unexpectedly higher deferred compensation created an earnings shortfall. A stake in Legg Mason, Inc., which is not a benchmark member, hurt relative returns. The company reported larger than expected asset outflows, representing a reversal from previous trends.

The health care sector was also a source of underperformance relative to the benchmark. Here, Vista did not own some of the stronger performers within the biotechnology and health care equipment sectors. Within the health care provider industry group, Vista held a detrimental overweight position in Medco Health Solutions, Inc. Although the company outperformed for part of the reporting period, it experienced a share price decline very late in the period as concerns over industry contract pricing and competition surfaced.

Materials Detracted

Although Vista’s holdings in the materials sector contributed to absolute gains, they collectively lagged the performance of the materials sector in the benchmark. Within the sector, Vista maintained a focus on the chemicals industry, where the portfolio held a position in fertilizer company Mosaic Co. While volume growth of its products accelerated significantly, pricing was not as strong as some analysts had predicted and increases in key input costs weighed on margins.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

7

Vista

Information Technology, Avoiding Utilities Helped

Within the information technology sector, the portfolio benefited from successful stock choices in the semiconductor industry group. Veeco Instruments, Inc., which produces equipment for manufacturing LED components used in flat screen televisions, computer monitors, and general lighting applications, was a key contributor to returns. The company, which is not a benchmark constituent, saw an 81% share price gain amid accelerating demand for LED televisions, which resulted in stronger revenue and earnings growth.

Vista also sidestepped the utilities sector altogether. This decision proved advantageous as the sector lagged most other sectors in the benchmark.

Industrials, Consumer Discretionary Contributed

In the industrials sector, Vista held a significant overweight stake in railroad company Kansas City Southern. Increased economic activity during the reporting period translated into rising shipping volumes, lifting the company’s share price.

Elsewhere in the industrials sector, Vista benefited from solid stock selection in the machinery industry through its exposure to mining equipment company Bucyrus International. As the economies of China and other emerging markets have rebounded this year and commodity prices have risen, the company has seen an improvement in orders for machinery used to mine coal, copper, oil sands, and iron ore.

The consumer discretionary sector was a source of outperformance relative to the benchmark. Within the sector, Vista held substantial overweight positions in a number of companies in the hotels, restaurants, and leisure industry group, including Starwood Hotels and Resorts. The hotel chain experienced an upswing in revenues, particularly among its Asian properties, amid an industry-wide improvement in travel trends.

Outlook

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

This process, which has historically added value over time, has faced unprecedented headwinds during the market rally that began in March 2009. Based on historical trends, we believe we will move past this environment of extreme underperformance for stocks exhibiting price momentum and acceleration and into a period where fundamentals, and specifically fundamental improvement, are recognized and rewarded by the market.

As always, we will rely on our process of identifying companies with accelerating growth and price momentum and currently see a number of companies demonstrating such characteristics.

8

Vista

Top Ten Holdings
% of net assets
as of 4/30/10
SBA Communications Corp., Class A	2.6%
Agilent Technologies, Inc.	2.2%
Equinix, Inc.	2.0%
Express Scripts, Inc.	2.0%
Medco Health Solutions, Inc.	2.0%
Starwood Hotels & Resorts Worldwide, Inc.	2.0%
Goodrich Corp.	1.7%
priceline.com, Inc.	1.7%
Stanley Black & Decker, Inc.	1.6%
Whiting Petroleum Corp.	1.6%

Top Five Industries
% of net assets
as of 4/30/10
Semiconductors & Semiconductor Equipment	6.1%
Health Care Providers & Services	5.9%
Hotels, Restaurants & Leisure	5.5%
Aerospace & Defense	5.0%
Specialty Retail	4.9%

Types of Investments in Portfolio
% of net assets
as of 4/30/10
Domestic Common Stocks	90.2%
Foreign Common Stocks*	8.0%
Total Common Stocks	98.2%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.7%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	11/1/09	4/30/10	11/1/09 – 4/30/10	Expense Ratio(1)
Actual
Investor Class	$1,000	$1,211.90	$5.48	1.00%
Institutional Class	$1,000	$1,212.00	$4.39	0.80%
A Class	$1,000	$1,209.90	$6.85	1.25%
C Class	$1,000	$1,069.20(2)	$3.40(3)	2.00%
R Class	$1,000	$1,208.10	$8.21	1.50%
Hypothetical
Investor Class	$1,000	$1,019.84	$5.01	1.00%
Institutional Class	$1,000	$1,020.83	$4.01	0.80%
A Class	$1,000	$1,018.60	$6.26	1.25%
C Class	$1,000	$1,014.88(4)	$9.99(4)	2.00%
R Class	$1,000	$1,017.36	$7.50	1.50%
(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	Ending account value based on actual return from March 1, 2010 (commencement of sale) through April 30, 2010.
(3)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 60, the number of days in the period from March 1, 2010 (commencement of sale) through April 30, 2010, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
(4)	Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

11

Schedule of Investments

Vista

APRIL 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 98.2%			CONSTRUCTION & ENGINEERING — 1.1%
			AECOM Technology Corp.(1)	396,000	$ 11,907,720
AEROSPACE & DEFENSE — 5.0%
BE Aerospace, Inc.(1)	996,000	$ 29,591,160	Chicago Bridge & Iron Co.
			NV New York Shares(1)	580,683	13,611,209
Goodrich Corp.	534,000	39,612,120			25,518,929
L-3 Communications			CONSUMER FINANCE — 1.8%
Holdings, Inc.	241,000	22,550,370
			AmeriCredit Corp.(1)	1,154,000	27,626,760
Precision Castparts Corp.	173,000	22,202,820
		113,956,470	Discover Financial Services	833,000	12,878,180
AIR FREIGHT & LOGISTICS — 0.8%					40,504,940
Atlas Air Worldwide			ELECTRICAL EQUIPMENT — 1.5%
Holdings, Inc.(1)	324,000	17,907,480	Rockwell Automation, Inc.	557,000	33,821,040
AUTO COMPONENTS — 1.0%			ELECTRONIC EQUIPMENT, INSTRUMENTS &
Autoliv, Inc.(1)	423,000	23,159,250	COMPONENTS — 2.6%
			Agilent Technologies, Inc.(1)	1,385,000	50,220,100
BIOTECHNOLOGY — 1.0%
Alexion			Dolby Laboratories, Inc.,
			Class A(1)	108,825	7,478,454
Pharmaceuticals, Inc.(1)	410,000	22,500,800
CAPITAL MARKETS — 1.7%					57,698,554
Jefferies Group, Inc.	432,000	11,759,040	ENERGY EQUIPMENT & SERVICES — 1.4%
Lazard Ltd., Class A	391,000	15,116,060	Core Laboratories NV	118,000	17,687,020
Waddell & Reed			FMC Technologies, Inc.(1)	207,600	14,052,444
Financial, Inc., Class A	320,000	11,878,400			31,739,464
		38,753,500	FOOD PRODUCTS — 1.4%
CHEMICALS — 1.5%			H.J. Heinz Co.	379,000	17,763,730
Celanese Corp., Series A	353,000	11,292,470	Mead Johnson Nutrition Co.	241,000	12,438,010
Cytec Industries, Inc.	236,000	11,342,160			30,201,740
International Flavors &			HEALTH CARE EQUIPMENT & SUPPLIES — 1.8%
Fragrances, Inc.	230,000	11,520,700	C.R. Bard, Inc.	132,000	11,421,960
		34,155,330	Intuitive Surgical, Inc.(1)	33,000	11,898,480
COMMERCIAL BANKS — 2.7%			Varian Medical
Comerica, Inc.	563,000	23,646,000	Systems, Inc.(1)	312,000	17,590,560
Fifth Third Bancorp.	1,358,000	20,247,780			40,911,000
Zions Bancorp.	607,000	17,439,110	HEALTH CARE PROVIDERS & SERVICES — 5.9%
		61,332,890	AmerisourceBergen Corp.	996,000	30,726,600
COMMUNICATIONS EQUIPMENT — 2.0%			Express Scripts, Inc.(1)	447,000	44,758,110
F5 Networks, Inc.(1)	503,000	34,420,290	Health Management
JDS Uniphase Corp.(1)	850,000	11,041,500	Associates, Inc., Class A(1)	1,412,000	13,159,840
		45,461,790	Medco Health
			Solutions, Inc.(1)	757,000	44,602,440
COMPUTERS & PERIPHERALS — 4.0%
					133,246,990
Lexmark International, Inc.,
Class A(1)	750,000	27,787,500	HEALTH CARE TECHNOLOGY — 0.7%
NetApp, Inc.(1)	641,000	22,223,470	Allscripts-Misys Healthcare
			Solutions, Inc.(1)	776,000	15,651,920
Seagate Technology(1)	1,231,000	22,613,470
			HOTELS, RESTAURANTS & LEISURE — 5.5%
Western Digital Corp.(1)	410,000	16,846,900
			Chipotle Mexican Grill, Inc.(1)	83,000	11,197,530
		89,471,340	Ctrip.com International Ltd.
			ADR(1)	516,000	18,844,320

12

Vista

	Shares	Value		Shares	Value
Las Vegas Sands Corp.(1)	448,000	$ 11,137,280	METALS & MINING — 1.9%
Royal Caribbean			Cliffs Natural Resources, Inc.	383,000	$ 23,948,990
Cruises Ltd.(1)	806,000	28,887,040	Walter Energy, Inc.	239,000	19,313,590
Starwood Hotels & Resorts					43,262,580
Worldwide, Inc.	815,000	44,425,650	MULTILINE RETAIL — 2.7%
Wynn Resorts Ltd.	125,000	11,030,000	Dollar Tree, Inc.(1)	489,000	29,692,080
		125,521,820	Nordstrom, Inc.	736,000	30,418,880
HOUSEHOLD DURABLES — 3.8%					60,110,960
Harman International
Industries, Inc.(1)	453,000	17,884,440	OIL, GAS & CONSUMABLE FUELS — 4.9%
Stanley Black & Decker, Inc.	582,000	36,171,300	Alpha Natural
			Resources, Inc.(1)	701,000	33,003,080
Tempur-Pedic			Brigham Exploration Co.(1)	886,000	17,285,860
International, Inc.(1)	394,000	13,277,800
Whirlpool Corp.	179,000	19,487,730	Concho Resources, Inc.(1)	231,000	13,125,420
		86,821,270	Petrohawk Energy Corp.(1)	525,000	11,334,750
HOUSEHOLD PRODUCTS — 0.5%			Whiting Petroleum Corp.(1)	399,000	36,041,670
Church & Dwight Co., Inc.	166,000	11,495,500			110,790,780
INSURANCE — 0.9%			PHARMACEUTICALS — 0.8%
Genworth Financial, Inc.,			Shire plc	829,000	18,292,159
Class A(1)	1,237,000	20,435,240	REAL ESTATE MANAGEMENT &
INTERNET & CATALOG RETAIL — 1.7%			DEVELOPMENT — 1.5%
priceline.com, Inc.(1)	145,000	37,997,250	CB Richard Ellis Group, Inc.,
			Class A(1)	995,000	17,233,400
INTERNET SOFTWARE & SERVICES — 3.7%
Equinix, Inc.(1)	445,000	44,789,250	Jones Lang LaSalle, Inc.	215,000	16,959,200
					34,192,600
GSI Commerce, Inc.(1)	398,000	10,845,500
			ROAD & RAIL — 1.4%
MercadoLibre, Inc.(1)	336,000	16,941,120
			Kansas City Southern(1)	787,000	31,912,850
WebMD Health Corp.(1)	244,000	11,819,360
			SEMICONDUCTORS & SEMICONDUCTOR
		84,395,230	EQUIPMENT — 6.1%
IT SERVICES — 2.0%			Altera Corp.	684,000	17,346,240
Amdocs Ltd.(1)	367,000	11,721,980	Analog Devices, Inc.	584,000	17,479,120
Cognizant Technology			Atheros
Solutions Corp., Class A(1)	674,000	34,495,320	Communications, Inc.(1)	503,000	19,536,520
		46,217,300	Cree, Inc.(1)	141,000	10,322,610
LEISURE EQUIPMENT & PRODUCTS — 0.7%			Marvell Technology
Mattel, Inc.	724,000	16,688,200	Group Ltd.(1)	1,081,000	22,322,650
LIFE SCIENCES TOOLS & SERVICES — 2.4%			NVIDIA Corp.(1)	648,000	10,186,560
Life Technologies Corp.(1)	571,000	31,239,410	Teradyne, Inc.(1)	1,360,000	16,632,800
PerkinElmer, Inc.	483,000	12,099,150	Veeco Instruments, Inc.(1)	559,000	24,590,410
Waters Corp.(1)	164,000	11,806,360			138,416,910
		55,144,920	SOFTWARE — 3.9%
MACHINERY — 3.6%			Autodesk, Inc.(1)	341,000	11,597,410
Bucyrus International, Inc.	499,000	31,441,990	Cerner Corp.(1)	201,000	17,066,910
Dover Corp.	256,000	13,368,320	Citrix Systems, Inc.(1)	487,000	22,889,000
Kennametal, Inc.	569,000	18,697,340	Informatica Corp.(1)	432,000	10,804,320
Manitowoc Co., Inc. (The)	791,000	11,081,910	Rovi Corp.(1)	328,000	12,785,440
Timken Co.	163,750	5,760,725	salesforce.com, inc.(1)	150,000	12,840,000
		80,350,285			87,983,080

13

Vista

	Shares	Value		Shares	Value
SPECIALTY RETAIL — 4.9%			Temporary Cash Investments — 1.1%
Bed Bath & Beyond, Inc.(1)	368,000	$ 16,913,280
			JPMorgan U.S. Treasury
Chico’s FAS, Inc.	1,467,000	21,843,630	Plus Money Market Fund
J. Crew Group, Inc.(1)	360,000	16,729,200	Agency Shares	70,152	$ 70,152
Talbots, Inc.(1)	684,000	11,251,800	Repurchase Agreement, Bank of America
			Securities, LLC, (collateralized by various
Tiffany & Co.	244,000	11,829,120	U.S. Treasury obligations, 4.375%,
Williams-Sonoma, Inc.	1,120,000	32,256,000	2/15/38, valued at $24,876,158), in a joint
		110,823,030	trading account at 0.15%, dated 4/30/10,
TEXTILES, APPAREL & LUXURY GOODS — 1.0%			due 5/3/10 (Delivery value $24,200,302)		24,200,000
Phillips-Van Heusen Corp.	366,000	23,061,660	TOTAL TEMPORARY
			CASH INVESTMENTS
TRADING COMPANIES & DISTRIBUTORS — 2.0%			(Cost $24,270,152)		24,270,152
Fastenal Co.	311,000	17,008,590	TOTAL INVESTMENT
W.W. Grainger, Inc.	252,000	27,856,080	SECURITIES — 99.3%
		44,864,670	(Cost $1,755,225,332)		2,248,291,973
WIRELESS TELECOMMUNICATION SERVICES — 4.4%			OTHER ASSETS AND
American Tower Corp.,			LIABILITIES — 0.7%		16,640,544
Class A(1)	419,000	17,099,390	TOTAL NET ASSETS — 100.0%		$2,264,932,517
NII Holdings, Inc.(1)	575,000	24,391,500
SBA Communications Corp.,
Class A(1)	1,633,000	57,759,210
		99,250,100
TOTAL COMMON STOCKS
(Cost $1,730,955,180)		2,224,021,821

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
7,872,599 GBP for USD	5/28/10	$12,044,210	$(81,009)
(Value on Settlement Date $11,963,201)

Notes to Schedule of Investments
ADR = American Depositary Receipt
GBP = British Pound
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

APRIL 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,755,225,332)	$2,248,291,973
Receivable for investments sold	107,217,023
Receivable for capital shares sold	830,291
Dividends and interest receivable	598,485
2,356,937,772

Liabilities
Payable for investments purchased	87,609,351
Payable for capital shares redeemed	2,392,332
Payable for forward foreign currency exchange contracts	81,009
Accrued management fees	1,863,892
Service fees (and distribution fees — A Class and R Class) payable	58,654
Distribution fees payable	17
92,005,255

Net Assets	$2,264,932,517

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,392,851,718
Accumulated net investment loss	(5,117,768)
Accumulated net realized loss on investment and foreign currency transactions	(615,797,760)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	492,996,327
$2,264,932,517

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,849,967,168	125,876,644	$14.70
Institutional Class, $0.01 Par Value	$164,614,969	10,906,546	$15.09
A Class, $0.01 Par Value	$222,835,623	15,644,183	$14.24*
C Class, $0.01 Par Value	$26,724	1,821	$14.68
R Class, $0.01 Par Value	$27,488,033	1,916,745	$14.34
*Maximum offering price $15.11 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,124)	$ 6,458,950
Interest	15,675
6,474,625

Expenses:
Management fees	11,188,994
Distribution fees — C Class	33
Service fees — C Class	11
Distribution and service fees:
A Class	304,812
R Class	63,878
Directors’ fees and expenses	34,665
11,592,393

Net investment income (loss)	(5,117,768)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	260,641,311
Foreign currency transactions	429,255
Futures contract transactions	1,142,239
262,212,805

Change in net unrealized appreciation (depreciation) on:
Investments	180,099,541
Translation of assets and liabilities in foreign currencies	(90,403)
180,009,138

Net realized and unrealized gain (loss)	442,221,943

Net Increase (Decrease) in Net Assets Resulting from Operations	$437,104,175

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (5,117,768)	$ (10,384,759)
Net realized gain (loss)	262,212,805	(573,042,002)
Change in net unrealized appreciation (depreciation)	180,009,138	530,420,133
Net increase (decrease) in net assets resulting from operations	437,104,175	(53,006,628)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(352,141,879)	(75,018,272)

Net increase (decrease) in net assets	84,962,296	(128,024,900)

Net Assets
Beginning of period	2,179,970,221	2,307,995,121
End of period	$2,264,932,517	$2,179,970,221

Accumulated net investmnet loss	$(5,117,768)	—

See Notes to Financial Statements.

17

Notes to Financial Statements

APRIL 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of companies that are medium-sized and smaller at the time of purchase that management believes will increase in value. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class), the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the C Class commenced on March 1, 2010.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at
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the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

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2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The annual management fee for each class is 1.000% for the Investor Class, A Class, C Class and R Class and 0.800% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended April 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2010, were $1,434,505,044 and $1,778,206,969, respectively.

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4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended April 30, 2010(1)		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	750,000,000		800,000,000
Sold	5,020,442	$ 68,682,062	22,067,745	$ 246,859,389
Redeemed	(18,497,029)	(253,477,249)	(27,625,843)	(311,354,023)
	(13,476,587)	(184,795,187)	(5,558,098)	(64,494,634)
Institutional Class/Shares Authorized	80,000,000		80,000,000
Sold	2,059,845	29,008,709	8,008,528	91,570,629
Redeemed	(8,132,615)	(116,018,366)	(9,788,881)	(116,857,411)
	(6,072,770)	(87,009,657)	(1,780,353)	(25,286,782)
A Class/Shares Authorized	310,000,000		310,000,000
Sold	1,726,858	22,827,612	7,660,713	83,311,592
Redeemed	(7,780,127)	(103,284,624)	(7,227,808)	(79,354,013)
	(6,053,269)	(80,457,012)	432,905	3,957,579
C Class/Shares Authorized	50,000,000		N/A
Sold	1,821	25,000
R Class/Shares Authorized	10,000,000		10,000,000
Sold	322,371	4,307,217	1,297,310	14,468,375
Redeemed	(311,573)	(4,212,240)	(326,357)	(3,662,810)
	10,798	94,977	970,953	10,805,565
Net increase (decrease)	(25,590,007)	$(352,141,879)	(5,934,593)	$ (75,018,272)
(1) March 1, 2010 (commencement of sale) through April 30, 2010 for the C Class.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of April 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$2,043,712,583	—	—
Foreign Common Stocks	162,017,079	$18,292,159	—
Temporary Cash Investments	70,152	24,200,000	—
Total Value of Investment Securities	$2,205,799,814	$42,492,159	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(81,009)	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The fund began investing in foreign currency risk derivatives in February 2010. The foreign currency risk derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume since February 2010.

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Value of Derivative Instruments as of April 30, 2010

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Foreign Currency Risk	Receivable for forward foreign		Payable for forward foreign
	currency exchange contracts	—	currency exchange contracts	$81,009

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2010

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on		Location on
Type of Derivative	Statement of Operations	Value	Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on	$1,142,239	Change in net unrealized	—
	futures contract transactions		appreciation (depreciation)
			on futures contracts
Foreign Currency Risk	Net realized gain (loss) on	398,558	Change in net unrealized	$(81,009)
	foreign currency transactions		appreciation (depreciation)
			on translation of assets and
			liabilities in foreign currencies
		$1,540,797		$(81,009)

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended April 30, 2010, the fund did not utilize the program.

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9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,759,465,181
Gross tax appreciation of investments	$496,185,520
Gross tax depreciation of investments	(7,358,728)
Net tax appreciation (depreciation) of investments	$488,826,792

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2009, the fund had accumulated capital losses of $(870,658,290), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(250,166,415) and $(620,491,875) expire in 2016 and 2017, respectively.

10. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval. Management agreements for new share classes of the funds that were launched after February 16, 2010 did not terminate, have not been replaced by interim agreements, and do not require approval of new agreements.

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Financial Highlights

Vista

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$12.13	$12.43	$24.24	$16.35	$14.99	$13.14
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.03)	(0.05)	(0.11)	(0.12)	(0.04)	(0.04)
Net Realized and
Unrealized Gain (Loss)	2.60	(0.25)	(9.61)	8.14	1.40	1.89
Total From
Investment Operations	2.57	(0.30)	(9.72)	8.02	1.36	1.85
Distributions
From Net
Realized Gains	—	—	(2.09)	(0.13)	—	—
Net Asset Value,
End of Period	$14.70	$12.13	$12.43	$24.24	$16.35	$14.99

Total Return(3)	21.19%	(2.41)%	(43.58)%	49.39%	9.07%	14.08%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.00%(4)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.43)%(4)	(0.48)%	(0.56)%	(0.60)%	(0.23)%	(0.26)%
Portfolio Turnover Rate	65%	183%	167%	121%	234%	284%
Net Assets, End of Period
(in millions)	$1,850	$1,691	$1,801	$2,921	$1,965	$1,902
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

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Vista

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$12.45	$12.73	$24.72	$16.64	$15.22	$13.32
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.01)	(0.03)	(0.07)	(0.08)	(0.01)	(0.01)
Net Realized and
Unrealized Gain (Loss)	2.65	(0.25)	(9.83)	8.29	1.43	1.91
Total From
Investment Operations	2.64	(0.28)	(9.90)	8.21	1.42	1.90
Distributions
From Net
Realized Gains	—	—	(2.09)	(0.13)	—	—
Net Asset Value,
End of Period	$15.09	$12.45	$12.73	$24.72	$16.64	$15.22

Total Return(3)	21.20%	(2.12)%	(43.50)%	49.68%	9.33%	14.26%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.80%(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.23)%(4)	(0.28)%	(0.36)%	(0.40)%	(0.03)%	(0.06)%
Portfolio Turnover Rate	65%	183%	167%	121%	234%	284%
Net Assets, End of Period
(in thousands)	$164,615	$211,357	$238,727	$254,528	$132,325	$98,439
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

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Vista

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$11.77	$12.09	$23.69	$16.03	$14.73	$12.95
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.04)	(0.08)	(0.15)	(0.16)	(0.08)	(0.08)
Net Realized and
Unrealized Gain (Loss)	2.51	(0.24)	(9.36)	7.95	1.38	1.86
Total From
Investment Operations	2.47	(0.32)	(9.51)	7.79	1.30	1.78
Distributions
From Net
Realized Gains	—	—	(2.09)	(0.13)	—	—
Net Asset Value,
End of Period	$14.24	$11.77	$12.09	$23.69	$16.03	$14.73

Total Return(4)	20.99%	(2.65)%	(43.72)%	48.94%	8.83%	13.75%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.25%(5)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.68)%(5)	(0.73)%	(0.81)%	(0.85)%	(0.48)%	(0.51)%
Portfolio Turnover Rate	65%	183%	167%	121%	234%	284%
Net Assets, End of Period
(in thousands)	$222,836	$255,419	$257,057	$380,555	$210,576	$190,635
(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(2)	Six months ended April 30, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

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Vista

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$13.73
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.04)
Net Realized and Unrealized Gain (Loss)	0.99
Total From Investment Operations	0.95
Net Asset Value, End of Period	$14.68

Total Return(3)	6.92%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.65)%(4)
Portfolio Turnover Rate	65%(5)
Net Assets, End of Period (in thousands)	$27
(1) March 1, 2010 (commencement of sale) through April 30, 2010 (unaudited).
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the six months ended April 30, 2010.

See Notes to Financial Statements.

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Vista

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$11.87	$12.22	$23.98	$16.25	$14.97	$15.32
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.06)	(0.12)	(0.18)	(0.21)	(0.16)	(0.04)
Net Realized and
Unrealized Gain (Loss)	2.53	(0.23)	(9.49)	8.07	1.44	(0.31)
Total From
Investment Operations	2.47	(0.35)	(9.67)	7.86	1.28	(0.35)
Distributions
From Net
Realized Gains	—	—	(2.09)	(0.13)	—	—
Net Asset Value,
End of Period	$14.34	$11.87	$12.22	$23.98	$16.25	$14.97

Total Return(4)	20.81%	(2.86)%	(43.87)%	48.71%	8.55%	(2.28)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.50%(5)	1.50%	1.50%	1.50%	1.50%	1.99%(5)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.93)%(5)	(0.98)%	(1.06)%	(1.10)%	(0.73)%	(0.92)%(5)
Portfolio Turnover Rate	65%	183%	167%	121%	234%	284%(6)
Net Assets, End of Period
(in thousands)	$27,488	$22,618	$11,423	$2,398	$337	$24
(1)	Six months ended April 30, 2010 (unaudited).
(2)	July 29, 2005 (commencement of sale) through October 31, 2007.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

29

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.*

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

*Management agreements for new share classes of the Fund launched after February 16, 2010, did not terminate, have not been replaced by Interim
Management Agreements, and do not require Board or shareholder approval at this time.

30

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

31

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

32

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management

33

Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data

34

compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

37

Notes

38

Notes

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1006
CL-SAN-68445

Semiannual Report
April 30, 2010

American Century Investments®

Heritage Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Heritage

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25

Other Information

Board Approval of Management Agreements	31
Additional Information	37
Index Definitions	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended April 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown succeeded Jim as trustee of a trust that holds a significant interest in ACC stock. While less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

A Further Advance for Stocks

U.S. stocks continued to gain ground for the six months ended April 30, 2010, extending a rally that began in March 2009. The market’s advance was driven by an improving economic environment and better-than-expected corporate earnings.

The six-month period began with the federal government reporting that, after a year of declining output, the U.S. economy posted positive economic growth in the third quarter of 2009. This positive growth continued in the fourth quarter of 2009 and the first quarter of 2010 as manufacturing activity increased, consumer spending picked up, and signs of stabilization in the housing sector emerged. Even the employment picture began to slowly improve, although the jobless rate remained persistently elevated throughout the six-month period.

Better economic data provided a boost to the equity market, as did corporate earnings that consistently exceeded expectations. The improvement in corporate profits occurred despite flat-to-declining revenues as businesses managed their cost structures more effectively, successfully lowering expenses. In addition, a number of industries benefited from pent-up demand after individuals and businesses deferred purchases on items ranging from automobiles to personal computers during the economic downturn in late 2008 and early 2009.

Although stocks generally rallied throughout the six-month period, the market’s advance slowed late in the period amid concerns about the sovereign debt crisis in Europe. Nonetheless, the major equity indices (as illustrated in the table below) returned more than 15% overall for the six months.

Small- and Mid-Cap Stocks Outperformed

Mid- and small-cap stocks led the equity market’s advance for the six-month period. Small- and mid-sized stocks underperformed during the downturn, so they rebounded the most during the recent recovery. Furthermore, cost-cutting measures typically lead to greater operating leverage for smaller companies, boosting their profitability.

Growth issues trailed their value-oriented counterparts in both the mid- and small-cap segments of the market. One factor driving the outperformance of value shares was the financials sector, which is the largest sector weighting in many value indices and remained one of the better-performing sectors over the past six months.

U.S. Stock Index Returns
For the six months ended April 30, 2010*
Russell 1000 Index (Large-Cap)	16.77%	Russell 2000 Index (Small-Cap)	28.17%
Russell 1000 Value Index	17.77%	Russell 2000 Value Index	30.66%
Russell 1000 Growth Index	15.79%	Russell 2000 Growth Index	25.49%
Russell Midcap Index	24.93%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	26.54%
Russell Midcap Growth Index	23.23%

4

Performance

Heritage

Total Returns as of April 30, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	TWHIX	25.28%	41.59%	12.51%	4.25%	11.46%	11/10/87
Russell Midcap
Growth Index(2)	—	23.23%	46.95%	5.74%	-0.39%	10.43%(3)	—
Russell Midcap Index(2)	—	24.93%	50.84%	5.65%	5.74%	11.87%(3)	—
Institutional Class	ATHIX	25.40%	41.81%	12.73%	4.46%	8.05%	6/16/97
A Class(4)	ATHAX						7/11/97
No sales charge*		25.11%	41.16%	12.24%	3.97%	7.22%
With sales charge*		17.94%	33.00%	10.92%	3.36%	6.73%
B Class	ATHBX						9/28/07
No sales charge*		24.72%	40.16%	—	—	-5.55%
With sales charge*		19.72%	36.16%	—	—	-6.83%
C Class	AHGCX						6/26/01
No sales charge*		24.68%	40.17%	11.41%	—	4.74%
With sales charge*		23.68%	40.17%	11.41%	—	4.74%
R Class	ATHWX	25.00%	40.82%	—	—	-5.07%	9/28/07
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	Since 10/31/87, the date nearest the Investor Class’s inception for which data are available.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Heritage

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Heritage

Portfolio Managers: Greg Walsh and David Hollond

Performance Summary

Heritage returned 25.28%* for the six months ended April 30, 2010, outpacing the 23.23% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 4, U.S. stock indices gained during the reporting period amid signs of stabilizing economic conditions and improving investor sentiment. Price momentum and acceleration, two factors that the Heritage team looks for in portfolio holdings, were not rewarded during the reporting period. Instead, lower-quality stocks continued to drive market strength. We have begun to see the extreme relative headwinds from price momentum and acceleration subside. In this environment, Heritage’s investment process delivered portfolio returns that outperformed those of its benchmark.

The portfolio’s relative performance benefited the most from investment decisions in the industrials and information technology sectors. Stock selection in the materials and financials sectors also helped returns, as did avoiding the utilities sector altogether. These gains were partially trimmed by holdings in the health care and consumer discretionary sectors.

Industrials, Information Technology Led Gains

The industrials sector was a key source of outperformance for Heritage. In the sector, the portfolio benefited from an overweight stake in Fastenal Co. The distributor of industrial and construction supplies experienced improved earnings during the reporting period as sales climbed.

Elsewhere within the industrials sector, Heritage was rewarded for an overweight position in railroad company Kansas City Southern Corp., whose share price gained 67%. An improvement in economic activity during the period led to increased shipping demand, translating into accelerating volumes for the company.

In the information technology sector, overweight stakes in data storage company Seagate Technology and personal computer maker Apple, Inc. helped absolute and relative performance. Both companies announced higher-than-expected earnings due to solid sales growth during the period. Within the communications equipment industry group, Heritage held an overweight stake in networking company F5 Networks, Inc. This position contributed meaningfully to outperformance as the company’s earnings grew amid increasing demand.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

7

Heritage

Materials, Financials Helped

The materials sector was also a source for absolute and relative portfolio gains. Here, an overweight stake in the metals and mining group drove relative outperformance in the sector. Cliffs Natural Resources, which benefited from improved pricing for iron ore as global economies improved, was the largest contributor to relative gains for the period. AK Steel Holding Corp., which is not a member of the benchmark, also contributed to returns as it benefited from improving economic conditions.

In the financials sector, Heritage focused on real estate management company CB Richard Ellis. The company swung to a profit in the fourth quarter of 2009 as a result of cost-cutting measures as well as improving economic conditions, particularly in Asia and parts of Europe.

Heritage also sidestepped the utilities sector altogether. This decision benefited relative returns as the sector lagged most other sectors in the benchmark.

Health Care, Consumer Discretionary Hindered

Holdings in the health care sector underperformed the benchmark. In the sector, poor stock selection in the health care equipment and biotechnology industries weighed on relative returns. Within the health care providers industry, a stake in Medco Health Solutions detracted from performance. The company experienced a share price decline late in the reporting period as it lowered its forecast for future growth.

Although Heritage derived positive absolute gains from consumer discretionary holdings, the portfolio’s positions collectively underperformed benchmark returns for the sector. In particular, Heritage held several detrimental positions in retail companies, including J.C. Penney Co. Because retailers like J.C. Penney sell staple goods that tend to be in demand regardless of economic conditions, they fared better in the weak economic environment than retailers of discretionary items, and investors viewed them as defensive positions. As market conditions improved, however, these types of securities were largely sidelined in favor of more-aggressive stocks.

Outlook

Heritage’s investment process focuses on medium-sized companies and smaller with accelerating revenue and earnings growth rates, which are also exhibiting share-price strength. This process, which has historically added value over time, has faced unprecedented headwinds during the market rally that began in March 2009. Despite this challenge, Heritage provided solid absolute and relative returns during the reporting period. Recently, we have seen the relative headwinds from price momentum and acceleration subside as markets appear to have moved past the inflection point driven by market sentiment and into a period where fundamentals, and specifically fundamental improvement, are being recognized and rewarded by investors.

8

Heritage

Top Ten Holdings
% of net assets
as of 4/30/10
priceline.com, Inc.	3.1%
Fastenal Co.	2.6%
Agilent Technologies, Inc.	2.2%
F5 Networks, Inc.	2.2%
SBA Communications Corp., Class A	2.1%
Apple, Inc.	2.1%
Goodrich Corp.	2.1%
O’Reilly Automotive, Inc.	1.7%
Ctrip.com International Ltd. ADR	1.6%
C.R. Bard, Inc.	1.6%

Top Five Industries
% of net assets
as of 4/30/10
Specialty Retail	6.6%
Semiconductors & Semiconductor Equipment	4.6%
Computers & Peripherals	4.3%
Electronic Equipment, Instruments & Components	4.3%
Health Care Equipment & Supplies	4.1%

Types of Investments in Portfolio
% of net assets
as of 4/30/10
Domestic Common Stocks	90.3%
Foreign Common Stocks*	8.1%
Total Common Stocks	98.4%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	0.6%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information

10

to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	11/1/09	4/30/10	11/1/09 - 4/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,252.80	$5.59	1.00%
Institutional Class	$1,000	$1,254.00	$4.47	0.80%
A Class	$1,000	$1,251.10	$6.98	1.25%
B Class	$1,000	$1,247.20	$11.14	2.00%
C Class	$1,000	$1,246.80	$11.14	2.00%
R Class	$1,000	$1,250.00	$8.37	1.50%
Hypothetical
Investor Class	$1,000	$1,019.84	$5.01	1.00%
Institutional Class	$1,000	$1,020.83	$4.01	0.80%
A Class	$1,000	$1,018.60	$6.26	1.25%
B Class	$1,000	$1,014.88	$9.99	2.00%
C Class	$1,000	$1,014.88	$9.99	2.00%
R Class	$1,000	$1,017.36	$7.50	1.50%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Heritage

APRIL 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 98.4%			CONSUMER FINANCE — 2.6%
			AmeriCredit Corp.(1)	1,482,000	$ 35,479,080
AEROSPACE & DEFENSE — 3.7%
BE Aerospace, Inc.(1)	507,200	$ 15,068,912	Discover Financial Services	2,059,904	31,846,116
Goodrich Corp.	731,900	54,292,342			67,325,196
Precision Castparts Corp.	219,900	28,221,966	ELECTRICAL EQUIPMENT — 2.8%
		97,583,220	American
			Superconductor Corp.(1)	437,100	12,754,578
BIOTECHNOLOGY — 2.5%			Cooper Industries plc	682,500	33,510,750
Alexion			Rockwell Automation, Inc.	471,900	28,653,768
Pharmaceuticals, Inc.(1)	449,300	24,657,584
Celgene Corp.(1)	303,000	18,770,850			74,919,096
			ELECTRONIC EQUIPMENT, INSTRUMENTS
United Therapeutics Corp.(1)	407,900	23,205,431	& COMPONENTS — 4.3%
		66,633,865	Agilent Technologies, Inc.(1)	1,587,300	57,555,498
BUILDING PRODUCTS — 0.6%			Amphenol Corp., Class A	574,000	26,524,540
Lennox International, Inc.	354,200	16,031,092	Dolby Laboratories, Inc.,
CAPITAL MARKETS — 1.9%			Class A(1)	429,319	29,502,802
Affiliated Managers					113,582,840
Group, Inc.(1)	256,700	21,609,006
			ENERGY EQUIPMENT & SERVICES — 1.8%
Jefferies Group, Inc.	376,800	10,256,496	Core Laboratories NV	183,200	27,459,848
Lazard Ltd., Class A	458,070	17,708,986	FMC Technologies, Inc.(1)	281,300	19,041,197
		49,574,488			46,501,045
CHEMICALS — 3.1%			FOOD & STAPLES RETAILING — 3.4%
Albemarle Corp.	505,500	23,081,130	Cia Brasileira de
Ecolab, Inc.	571,700	27,921,828	Distribuicao Grupo
International Flavors			Pao de Acucar Preference
& Fragrances, Inc.	290,400	14,546,136	Shares ADR	179,900	12,324,949
Valspar Corp.	479,000	15,002,280	Costco Wholesale Corp.	590,800	34,904,464
		80,551,374	Whole Foods Market, Inc.(1)	1,052,800	41,080,256
COMMERCIAL BANKS — 1.2%					88,309,669
Comerica, Inc.	722,500	30,345,000	FOOD PRODUCTS — 0.8%
COMMUNICATIONS EQUIPMENT — 3.2%			Mead Johnson Nutrition Co.	430,100	22,197,461
F5 Networks, Inc.(1)	837,700	57,323,811	HEALTH CARE EQUIPMENT & SUPPLIES — 4.1%
JDS Uniphase Corp.(1)	2,075,500	26,960,745	C.R. Bard, Inc.	475,100	41,110,403
		84,284,556	ev3, Inc.(1)	765,000	14,634,450
COMPUTERS & PERIPHERALS — 4.3%			Intuitive Surgical, Inc.(1)	61,800	22,282,608
Apple, Inc.(1)	208,027	54,320,010	Varian Medical
Lexmark International, Inc.,			Systems, Inc.(1)	549,800	30,997,724
Class A(1)	874,100	32,385,405			109,025,185
Seagate Technology(1)	1,474,800	27,092,076	HEALTH CARE PROVIDERS & SERVICES — 2.7%
		113,797,491	Express Scripts, Inc.(1)	402,600	40,312,338
CONSTRUCTION & ENGINEERING — 0.3%			Medco Health
Chicago Bridge & Iron Co.			Solutions, Inc.(1)	513,700	30,267,204
NV New York Shares(1)	309,662	7,258,477			70,579,542
			HEALTH CARE TECHNOLOGY — 1.1%
			SXC Health
			Solutions Corp.(1)	402,685	28,067,145

12

Heritage

	Shares	Value		Shares	Value
HOTELS, RESTAURANTS & LEISURE — 3.5%			OIL, GAS & CONSUMABLE FUELS — 3.6%
Ctrip.com International			Alpha Natural
Ltd. ADR(1)	1,136,640	$ 41,510,093	Resources, Inc.(1)	443,400	$ 20,875,272
Royal Caribbean			Brigham Exploration Co.(1)	691,797	13,496,960
Cruises Ltd.(1)	815,900	29,241,856
			Concho Resources, Inc.(1)	279,100	15,858,462
Starwood Hotels & Resorts			Petrohawk Energy Corp.(1)	655,836	14,159,499
Worldwide, Inc.	370,000	20,168,700
			Pioneer Natural
		90,920,649	Resources Co.	257,400	16,507,062
HOUSEHOLD DURABLES — 2.7%			Range Resources Corp.	276,500	13,205,640
Harman International					94,102,895
Industries, Inc.(1)	624,609	24,659,563
Stanley Black & Decker, Inc.	359,600	22,349,140	PHARMACEUTICALS — 1.3%
Whirlpool Corp.	211,000	22,971,570	Shire plc ADR	529,700	34,875,448
		69,980,273	REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.3%
INSURANCE — 0.9%			CB Richard Ellis Group, Inc.,
			Class A(1)	1,923,000	33,306,360
Genworth Financial, Inc.,			ROAD & RAIL — 2.3%
Class A(1)	1,480,276	24,454,160
INTERNET & CATALOG RETAIL — 3.1%			J.B. Hunt Transport
			Services, Inc.	634,000	23,369,240
priceline.com, Inc.(1)	311,111	81,526,638
			Kansas City Southern(1)	932,400	37,808,820
INTERNET SOFTWARE & SERVICES — 2.3%					61,178,060
Baidu, Inc. ADR(1)	23,100	15,922,830
			SEMICONDUCTORS & SEMICONDUCTOR
Equinix, Inc.(1)	258,400	26,007,960	EQUIPMENT — 4.6%
WebMD Health Corp.(1)	388,400	18,814,096	Analog Devices, Inc.	681,200	20,388,316
		60,744,886	Atheros
IT SERVICES — 2.4%			Communications, Inc.(1)	695,400	27,009,336
Cognizant Technology			Cypress
Solutions Corp., Class A(1)	778,200	39,828,276	Semiconductor Corp.(1)	2,575,500	33,198,195
MasterCard, Inc., Class A	93,300	23,142,132	MEMC Electronic
			Materials, Inc.(1)	804,100	10,429,177
		62,970,408
			Veeco Instruments, Inc.(1)	694,900	30,568,651
LIFE SCIENCES TOOLS & SERVICES — 1.2%
Life Technologies Corp.(1)	602,400	32,957,304			121,593,675
MACHINERY — 2.0%			SOFTWARE — 3.7%
			Autodesk, Inc.(1)	625,900	21,286,859
Bucyrus International, Inc.	237,000	14,933,370
			Citrix Systems, Inc.(1)	644,500	30,291,500
Cummins, Inc.	360,500	26,038,915
Flowserve Corp.	108,087	12,384,608	Parametric
			Technology Corp.(1)	604,700	11,241,373
		53,356,893
			Rovi Corp.(1)	429,500	16,741,910
MEDIA — 0.6%
			salesforce.com, inc.(1)	204,500	17,505,200
Imax Corp.(1)	829,400	15,675,660
METALS & MINING — 2.3%					97,066,842
Cliffs Natural			SPECIALTY RETAIL — 6.6%
Resources, Inc.	393,500	24,605,555	AnnTaylor Stores Corp.(1)	588,400	12,768,280
United States Steel Corp.	679,100	37,119,606	Chico’s FAS, Inc.	1,704,500	25,380,005
		61,725,161	Guess?, Inc.	440,800	20,219,496
MULTI-INDUSTRY — 0.5%			J. Crew Group, Inc.(1)	448,600	20,846,442
Financial Select Sector			O’Reilly Automotive, Inc.(1)	939,300	45,922,377
SPDR Fund	796,600	12,865,090	Talbots, Inc.(1)	807,300	13,280,085
MULTILINE RETAIL — 1.5%			Williams-Sonoma, Inc.	1,265,100	36,434,880
Nordstrom, Inc.	964,600	39,866,918			174,851,565

13

Heritage

	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Warnaco Group, Inc. (The)(1)	276,530	$ 13,229,195
TRADING COMPANIES & DISTRIBUTORS — 3.5%
Fastenal Co.	1,258,100	68,805,489
MSC Industrial Direct Co.,
Class A	429,064	23,379,697
		92,185,186
WIRELESS TELECOMMUNICATION SERVICES — 3.6%
Millicom International
Cellular SA	138,400	12,217,952
NII Holdings, Inc.(1)	677,100	28,722,582
SBA Communications Corp.,
Class A(1)	1,542,432	54,555,820
		95,496,354
TOTAL COMMON STOCKS
(Cost $1,956,202,212)		2,591,496,362

Temporary Cash Investments — 1.0%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	9,021	9,021
Repurchase Agreement, Goldman Sachs
Group, Inc., (collateralized by various
U.S. Treasury obligations, 4.50%,
5/15/38, valued at $27,783,841),
in a joint trading account at 0.10%,
dated 4/30/10, due 5/3/10
(Delivery value $27,200,227)		27,200,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $27,209,021)		27,209,021
TOTAL INVESTMENT
SECURITIES — 99.4%
(Cost $1,983,411,233)		2,618,705,383
OTHER ASSETS
AND LIABILITIES — 0.6%		15,334,832
TOTAL NET ASSETS — 100.0%		$2,634,040,215

Notes to Schedule of Investments
ADR = American Depositary Receipt
SPDR = Standard & Poor’s Depositary Receipts
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

APRIL 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,983,411,233)			$2,618,705,383
Cash			3,491
Foreign currency holdings, at value (cost of $2,844)			2,861
Receivable for investments sold			87,135,283
Receivable for capital shares sold			4,710,787
Dividends and interest receivable			397,653
			2,710,955,458
Liabilities
Payable for investments purchased			72,881,147
Payable for capital shares redeemed			1,690,652
Accrued management fees			2,130,706
Service fees (and distribution fees – A Class and R Class) payable			163,832
Distribution fees payable			48,906
			76,915,243
Net Assets			$2,634,040,215

Net Assets Consist of:
Capital (par value and paid-in surplus)			$2,334,666,149
Accumulated net investment loss			(6,114,302)
Accumulated net realized loss on investment and foreign currency transactions			(329,805,067)
Net unrealized appreciation on investments and translation of assets and
liabilities in foreign currencies			635,293,435
			$2,634,040,215

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,728,015,007	96,322,366	$17.94
Institutional Class, $0.01 Par Value	$111,560,208	6,094,594	$18.30
A Class, $0.01 Par Value	$701,233,312	40,090,222	$17.49*
B Class, $0.01 Par Value	$4,259,870	241,213	$17.66
C Class, $0.01 Par Value	$77,060,684	4,678,028	$16.47
R Class, $0.01 Par Value	$11,911,134	669,124	$17.80
*Maximum offering price $18.56 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $49,525)	$ 6,447,849
Interest	10,677
6,458,526
Expenses:
Management fees	11,402,818
Distribution fees:
B Class	14,642
C Class	233,904
Service fees:
B Class	4,881
C Class	77,968
Distribution and service fees:
A Class	759,252
R Class	16,702
Directors’ fees and expenses	40,195
Other expenses	13
12,550,375

Net investment income (loss)	(6,091,849)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	156,452,149
Foreign currency transactions	45,179
156,497,328

Change in net unrealized appreciation (depreciation) on:
Investments	362,330,319
Translation of assets and liabilities in foreign currencies	21,313
362,351,632

Net realized and unrealized gain (loss)	518,848,960

Net Increase (Decrease) in Net Assets Resulting from Operations	$512,757,111

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (6,091,849)	$ (4,438,326)
Net realized gain (loss)	156,497,328	(269,812,367)
Change in net unrealized appreciation (depreciation)	362,351,632	446,528,478
Net increase (decrease) in net assets resulting from operations	512,757,111	172,277,785

Distributions to Shareholders
From net investment income:
Investor Class	—	(11,939,054)
Institutional Class	(45,786)	(936,743)
A Class	—	(2,902,861)
B Class	—	(2,133)
C Class	—	(43,759)
R Class	—	(4,033)
Decrease in net assets from distributions	(45,786)	(15,828,583)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	107,854,259	121,367,022

Net increase (decrease) in net assets	620,565,584	277,816,224

Net Assets
Beginning of period	2,013,474,631	1,735,658,407
End of period	$2,634,040,215	$2,013,474,631

Accumulated undistributed net investment income (loss)	$(6,114,302)	$23,333

See Notes to Financial Statements.

17

Notes to Financial Statements

APRIL 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in companies that are medium-sized and smaller at the time of purchase that management believes will increase in value over time. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

18

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of the filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The annual management fee schedule for each class of the fund is 1.000% for the Investor Class, A Class, B Class, C Class and R Class, and 0.800% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended April 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2010, were $1,359,802,626 and $1,295,897,849, respectively.

20

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended April 30, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	12,359,090	$204,777,692	21,287,744	$269,895,757
Issued in reinvestment of distributions	—	—	1,038,518	11,506,781
Redeemed	(9,798,641)	(158,774,513)	(24,501,467)	(300,017,434)
	2,560,449	46,003,179	(2,175,205)	(18,614,896)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	986,533	17,063,862	1,465,590	18,547,939
Issued in reinvestment of distributions	2,804	45,786	83,029	936,563
Redeemed	(1,219,351)	(20,787,391)	(1,699,463)	(20,369,382)
	(230,014)	(3,677,743)	(150,844)	(884,880)
A Class/Shares Authorized	200,000,000		200,000,000
Sold	8,065,258	129,142,249	20,552,782	250,958,298
Issued in reinvestment of distributions	—	—	257,512	2,791,428
Redeemed	(5,092,013)	(81,118,080)	(11,102,089)	(132,976,948)
	2,973,245	48,024,169	9,708,205	120,772,778
B Class/Shares Authorized	35,000,000		35,000,000
Sold	15,231	233,028	139,787	1,746,511
Issued in reinvestment of distributions	—	—	178	1,969
Redeemed	(15,847)	(250,713)	(34,173)	(415,624)
	(616)	(17,685)	105,792	1,332,856
C Class/Shares Authorized	35,000,000		35,000,000
Sold	1,314,050	20,181,508	2,011,575	24,044,708
Issued in reinvestment of distributions	—	—	3,445	35,514
Redeemed	(552,852)	(8,414,283)	(802,497)	(9,141,997)
	761,198	11,767,225	1,212,523	14,938,225
R Class/Shares Authorized	30,000,000		30,000,000
Sold	461,874	7,860,493	385,148	5,060,155
Issued in reinvestment of distributions	—	—	364	4,030
Redeemed	(128,042)	(2,105,379)	(88,131)	(1,241,246)
	333,832	5,755,114	297,381	3,822,939
Net increase (decrease)	6,398,094	$107,854,259	8,997,852	$121,367,022

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5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of April 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$2,379,450,043	—	—
Foreign Common Stocks	212,046,319	—	—
Temporary Cash Investments	9,021	$27,200,000	—
Total Value of Investment Securities	$2,591,505,383	$27,200,000	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The fund held no foreign currency risk derivative instruments at period end. The fund held no foreign currency risk derivative instruments at period end. The fund participated in foreign currency risk derivative instruments during the first three months of the period consistent with its exposure to foreign denominated securities.

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At April 30, 2010, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the six months ended April 30, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $68,076 in net realized gain (loss) on foreign currency transactions and $23,333 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended April 30, 2010, the fund did not utilize the program.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,988,397,092
Gross tax appreciation of investments	$641,590,273
Gross tax depreciation of investments	(11,281,982)
Net tax appreciation (depreciation) of investments	$630,308,291

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2009, the fund had accumulated capital losses of $(473,848,171), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(184,471,004) and $(289,377,167) expire in 2016 and 2017, respectively.

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10. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval.

24

Financial Highlights

Heritage

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$14.32	$13.15	$22.83	$15.58	$13.48	$10.76
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.04)	(0.02)	(0.09)	(0.10)	(0.03)	(0.06)
Net Realized and
Unrealized Gain (Loss)	3.66	1.32	(8.53)	8.42	2.22	2.78
Total From
Investment Operations	3.62	1.30	(8.62)	8.32	2.19	2.72
Distributions
From Net
Investment Income	—	(0.13)	—	—	—	—
From Net Realized Gains	—	—	(1.06)	(1.07)	(0.09)	—
Total Distributions	—	(0.13)	(1.06)	(1.07)	(0.09)	—
Net Asset Value,
End of Period	$17.94	$14.32	$13.15	$22.83	$15.58	$13.48

Total Return(3)	25.28%	10.16%	(39.54)%	56.41%	16.26%	25.16%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.00%(4)	1.01%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	(0.44)%(4)	(0.19)%	(0.47)%	(0.56)%	(0.22)%	(0.46)%
Portfolio Turnover Rate	57%	155%	172%	128%	230%	236%
Net Assets, End of Period
(in millions)	$1,728	$1,342	$1,262	$2,478	$1,037	$801
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

25

Heritage

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$14.60	$13.41	$23.21	$15.80	$13.63	$10.87
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.02)	—(3)	(0.05)	(0.07)	—(3)	(0.03)
Net Realized and
Unrealized Gain (Loss)	3.73	1.34	(8.69)	8.55	2.26	2.79
Total From
Investment Operations	3.71	1.34	(8.74)	8.48	2.26	2.76
Distributions
From Net
Investment Income	(0.01)	(0.15)	—	—	—	—
From Net Realized Gains	—	—	(1.06)	(1.07)	(0.09)	—
Total Distributions	(0.01)	(0.15)	(1.06)	(1.07)	(0.09)	—
Net Asset Value,
End of Period	$18.30	$14.60	$13.41	$23.21	$15.80	$13.63

Total Return(4)	25.40%	10.33%	(39.41)%	56.66%	16.59%	25.39%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.80%(5)	0.81%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	(0.24)%(5)	0.01%	(0.27)%	(0.36)%	(0.02)%	(0.26)%
Portfolio Turnover Rate	57%	155%	172%	128%	230%	236%
Net Assets, End of Period
(in thousands)	$111,560	$92,343	$86,835	$155,885	$57,039	$43,192
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

26

Heritage

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$13.98	$12.84	$22.37	$15.32	$13.29	$10.64
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.05)	(0.06)	(0.13)	(0.15)	(0.08)	(0.09)
Net Realized and
Unrealized Gain (Loss)	3.56	1.30	(8.34)	8.27	2.20	2.74
Total From
Investment Operations	3.51	1.24	(8.47)	8.12	2.12	2.65
Distributions
From Net
Investment Income	—	(0.10)	—	—	—	—
From Net Realized Gains	—	—	(1.06)	(1.07)	(0.09)	—
Total Distributions	—	(0.10)	(1.06)	(1.07)	(0.09)	—
Net Asset Value,
End of Period	$17.49	$13.98	$12.84	$22.37	$15.32	$13.29

Total Return(4)	25.11%	9.89%	(39.69)%	56.05%	15.96%	24.91%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.25%(5)	1.26%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	(0.69)%(5)	(0.44)%	(0.72)%	(0.81)%	(0.47)%	(0.71)%
Portfolio Turnover Rate	57%	155%	172%	128%	230%	236%
Net Assets, End of Period
(in thousands)	$701,233	$518,768	$351,962	$291,674	$57,995	$19,953
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended April 30, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

27

Heritage

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$14.16	$13.01	$22.82	$21.52
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.11)	(0.16)	(0.26)	(0.03)
Net Realized and Unrealized Gain (Loss)	3.61	1.33	(8.49)	1.33
Total From Investment Operations	3.50	1.17	(8.75)	1.30
Distributions
From Net Investment Income	—	(0.02)	—	—
From Net Realized Gains	—	—	(1.06)	—
Total Distributions	—	(0.02)	(1.06)	—
Net Asset Value, End of Period	$17.66	$14.16	$13.01	$22.82

Total Return(4)	24.72%	8.99%	(40.16)%	6.04%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%(5)	2.01%	2.00%	2.00%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.44)%(5)	(1.19)%	(1.47)%	(1.81)%(5)
Portfolio Turnover Rate	57%	155%	172%	128%(6)
Net Assets, End of Period (in thousands)	$4,260	$3,425	$1,770	$83
(1) Six months ended April 30, 2010 (unaudited).
(2)	September 28, 2007 (commencement of sale) through October 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

28

Heritage

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$13.21	$12.13	$21.35	$14.77	$12.91	$10.41
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.11)	(0.14)	(0.26)	(0.29)	(0.18)	(0.17)
Net Realized and
Unrealized Gain (Loss)	3.37	1.24	(7.90)	7.94	2.13	2.67
Total From
Investment Operations	3.26	1.10	(8.16)	7.65	1.95	2.50
Distributions
From Net
Investment Income	—	(0.02)	—	—	—	—
From Net Realized Gains	—	—	(1.06)	(1.07)	(0.09)	—
Total Distributions	—	(0.02)	(1.06)	(1.07)	(0.09)	—
Net Asset Value,
End of Period	$16.47	$13.21	$12.13	$21.35	$14.77	$12.91

Total Return(3)	24.68%	9.07%	(40.16)%	54.88%	15.11%	24.02%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.00%(4)	2.01%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	(1.44)%(4)	(1.19)%	(1.47)%	(1.56)%	(1.22)%	(1.46)%
Portfolio Turnover Rate	57%	155%	172%	128%	230%	236%
Net Assets, End of Period
(in thousands)	$77,061	$51,745	$32,812	$21,692	$2,334	$898
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

29

Heritage

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$14.24	$13.08	$22.83	$21.52
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.08)	(0.11)	(0.17)	(0.02)
Net Realized and Unrealized Gain (Loss)	3.64	1.34	(8.52)	1.33
Total From Investment Operations	3.56	1.23	(8.69)	1.31
Distributions
From Net Investment Income	—	(0.07)	—	—
From Net Realized Gains	—	—	(1.06)	—
Total Distributions	—	(0.07)	(1.06)	—
Net Asset Value, End of Period	$17.80	$14.24	$13.08	$22.83

Total Return(4)	25.00%	9.58%	(39.86)%	6.09%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.50%(5)	1.51%	1.50%	1.50%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.94)%(5)	(0.69)%	(0.97)%	(1.22)%(5)
Portfolio Turnover Rate	57%	155%	172%	128%(6)
Net Assets, End of Period (in thousands)	$11,911	$4,775	$496	$27
(1) Six months ended April 30, 2010 (unaudited).
(2)	September 28, 2007 (commencement of sale) through October 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

30

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor

31

will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

32

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confir-
  mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

33

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

34

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

35

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

38

Notes

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1006
CL-SAN-68446

Semiannual Report
April 30, 2010

American Century Investments®

Small Cap Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Small Cap Growth

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	26

Other Information

Board Approval of Management Agreements	32
Additional Information	38
Index Definitions	39

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended April 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

A Further Advance for Stocks

U.S. stocks continued to gain ground for the six months ended April 30, 2010, extending a rally that began in March 2009. The market’s advance was driven by an improving economic environment and better-than-expected corporate earnings.

The six-month period began with the federal government reporting that, after a year of declining output, the U.S. economy posted positive economic growth in the third quarter of 2009. This positive growth continued in the fourth quarter of 2009 and the first quarter of 2010 as manufacturing activity increased, consumer spending picked up, and signs of stabilization in the housing sector emerged. Even the employment picture began to slowly improve, although the jobless rate remained persistently elevated throughout the six-month period.

Better economic data provided a boost to the equity market, as did corporate earnings that consistently exceeded expectations. The improvement in corporate profits occurred despite flat-to-declining revenues as businesses managed their cost structures more effectively, successfully lowering expenses. In addition, a number of industries benefited from pent-up demand after individuals and businesses deferred purchases on items ranging from automobiles to personal computers during the economic downturn in late 2008 and early 2009.

Although stocks generally rallied throughout the six-month period, the market’s advance slowed late in the period amid concerns about the sovereign debt crisis in Europe. Nonetheless, the major equity indices (as illustrated in the table below) returned more than 15% overall for the six months.

Small- and Mid-Cap Stocks Outperformed

Mid- and small-cap stocks led the equity market’s advance for the six-month period. Small- and mid-sized stocks underperformed during the downturn, so they rebounded the most during the recent recovery. Furthermore, cost-cutting measures typically lead to greater operating leverage for smaller companies, boosting their profitability.

Growth issues trailed their value-oriented counterparts in both the mid-and small-cap segments of the market. One factor driving the outperformance of value shares was the financials sector, which is the largest sector weighting in many value indices and remained one of the better-performing sectors over the past six months.

U.S. Stock Index Returns
For the six months ended April 30, 2010*
Russell 1000 Index (Large-Cap)	16.77%	Russell 2000 Index (Small-Cap)	28.17%
Russell 1000 Value Index	17.77%	Russell 2000 Value Index	30.66%
Russell 1000 Growth Index	15.79%	Russell 2000 Growth Index	25.49%
Russell Midcap Index	24.93%	* Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	26.54%
Russell Midcap Growth Index	23.23%

4

Performance

Small Cap Growth

Total Returns as of April 30, 2010
				Average Annual Returns
	Ticker				Since	Inception
	Symbol	6 months(1)	1 year	5 years	Inception	Date
Investor Class	ANOIX	31.26%	44.47%	6.50%	5.98%	6/1/01
Russell 2000 Growth Index(2)	—	25.49%	45.20%	6.06%	2.79%	—
Institutional Class	ANONX	31.69%	44.89%	—	-4.16%	5/18/07
A Class	ANOAX					1/31/03
No sales charge*		31.24%	44.31%	6.25%	9.94%
With sales charge*		23.69%	36.02%	5.00%	9.06%
B Class	ANOBX					1/31/03
No sales charge*		30.80%	43.04%	5.44%	9.13%
With sales charge*		25.80%	39.04%	5.28%	9.13%
C Class	ANOCX					1/31/03
No sales charge*		30.87%	43.06%	5.45%	9.18%(3)
With sales charge*		29.87%	43.06%	5.45%	9.18%(3)
R Class	ANORX	31.05%	43.81%	—	-8.56%	9/28/07
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	Class returns would have been lower if American Century Investments had not voluntarily waived its distribution and service fees from
2/1/03 to 6/30/03.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Small Cap Growth

* From 6/1/01, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.42%	1.22%	1.67%	2.42%	2.42%	1.92%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption-of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Small Cap Growth

Portfolio Managers: Stafford Southwick and Matthew Ferretti

Performance Summary

Small Cap Growth returned 31.26%* for the six months ended April 30, 2010, outpacing the 25.49% return of its benchmark, the Russell 2000 Growth Index

The fund’s return of more than 30% for the six-month period reflected the robust returns of small-cap stocks, which led the equity market’s overall advance. Furthermore, the fund outperformed both its growth-oriented benchmark and the broad small-cap indices despite some noteworthy performance headwinds. Value stocks outperformed growth by a considerable margin in the small-cap segment of the market, and price momentum and accelerating growth—two critical components of Small Cap Growth’s investment process—were out of favor for most of the period.

The key factors behind Small Cap Growth’s outperformance were favorable stock selection, which added value in nine of ten market sectors, and an emphasis on stocks positioned to benefit the most from an economic recovery

Industrials and Consumer Discretionary Outperformed

Stock selection was most successful in two of the more economically sensitive segments of the market—industrials and consumer discretionary. Security selection contributed positively to relative performance in nearly every segment of the industrials sector, led by road and rail companies and electrical equipment manufacturers. The top contributor in this sector, and in the portfolio as a whole, was rental car agency Dollar Thrifty Automotive, which was the fund’s largest holding and biggest overweight position during the six-month period. The rental car industry was forced to reduce their fleets during the economic downturn to pay down debt, but as rental traffic began to pick back up again, the reduced capacity allowed for rental price increases. In addition, Dollar Thrifty benefited from higher used car prices as the company sold off older rental vehicles. Toward the end of the period, competitor Hertz Global Holdings made a takeover offer, boosting Dollar Thrifty shares further.

Other noteworthy outperformers in the industrials sector included two foreign companies, Chinese solar module maker Trina Solar and Dutch commercial aircraft leasing company AerCap Holdings. Trina is a low-cost provider that has been taking market share in this segment of the solar market, and the company also saw an increase in orders from Europe. Improving fundamentals in the airline industry provided a boost to AerCap Holdings.

In the consumer discretionary sector, stock choices among auto components makers and household durables companies delivered the bulk of the outperformance. One of the top contributors in this sector was auto parts maker TRW Automotive, which rallied as the company reported robust earnings, benefiting from improving demand and a lower cost structure. Specialty

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

7

Small Cap Growth

mattress maker Tempur-Pedic International and home furnishings producer La-Z-Boy both benefited from increased demand as many consumers deferred purchases of big-ticket items during the economic downturn.

Materials and Technology Also Added Value

The portfolio’s materials and information technology holdings also contributed notably to the fund’s outperformance of the Russell 2000 Growth Index. The lion’s share of the outperformance in the materials sector came from paper and forest products companies, led by KapStone Paper & Packaging. As with the rental car industry, many paper companies reduced capacity during the economic downturn, but as demand began to recover along with the economy, companies like KapStone were able to raise prices and increase earnings.

In the information technology sector, stock selection among communications equipment makers generated virtually all of the outperformance. The big winner in this sector was Acme Packet, which makes session border controllers that provide secure communications delivery across borders between IP networks. Acme raised 2010 revenue guidance significantly thanks to a substantial increase in IP network development, led by robust growth in the enterprise market.

Financials Lagged

Small Cap Growth’s holdings in the financials sector underperformed their counterparts in the benchmark index for the six-month period. All of the underperformance in the financials sector resulted from stock selection in the consumer finance segment. The portfolio’s most significant individual detractor was World Acceptance, which provides small short-term loans. Although the company reported strong earnings during the period, concerns about the possibility of a new consumer protection agency to regulate non-bank lending weighed on the stock.

Other notable underperformers in the portfolio included IT services provider TNS and specialty apparel retailer Pacific Sunwear of California. TNS, which provides data services to credit card and ATM transaction processors, fell as earnings disappointed and the company faced increased competition, while Pacific Sunwear tumbled after reporting losses and declining same-store sales during the period.

A Look Ahead

Although we remain focused on companies that are well positioned to benefit from further economic improvement, we have grown more cautious as the economy laps the one-year anniversary of the massive fiscal and monetary stimulus implemented to boost economic activity. Sovereign debt issues in Europe have further added to the uncertainty about the sustainability of the global economic recovery. Nonetheless, we will continue to focus on our disciplined investment process, in which we seek small-cap companies exhibiting accelerating business fundamentals, positive relative strength, and reasonable valuations.

8

Small Cap Growth

Top Ten Holdings
% of net assets
as of 4/30/10
Dollar Thrifty Automotive Group, Inc.	2.4%
Tempur-Pedic International, Inc.	2.1%
Wabash National Corp.	1.7%
G-III Apparel Group Ltd.	1.5%
KapStone Paper and Packaging Corp.	1.5%
priceline.com, Inc.	1.5%
Atheros Communications, Inc.	1.5%
Kirkland’s, Inc.	1.4%
Dollar Financial Corp.	1.4%
Solutia, Inc.	1.4%

Top Five Industries
% of net assets
as of 4/30/10
Health Care Providers & Services	6.8%
Textiles, Apparel & Luxury Goods	6.5%
Specialty Retail	5.7%
Health Care Equipment & Supplies	5.1%
Semiconductors & Semiconductor Equipment	4.4%

Types of Investments in Portfolio
% of net assets
as of 4/30/10
Common Stocks	97.3%
Temporary Cash Investments	3.5%
Other Assets and Liabilities	(0.8)%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	11/1/09	4/30/10	11/1/09 – 4/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,312.60	$8.03	1.40%
Institutional Class	$1,000	$1,316.90	$6.89	1.20%
A Class	$1,000	$1,312.40	$9.46	1.65%
B Class	$1,000	$1,308.00	$13.73	2.40%
C Class	$1,000	$1,308.70	$13.74	2.40%
R Class	$1,000	$1,310.50	$10.88	1.90%
Hypothetical
Investor Class	$1,000	$1,017.85	$7.00	1.40%
Institutional Class	$1,000	$1,018.84	$6.01	1.20%
A Class	$1,000	$1,016.61	$8.25	1.65%
B Class	$1,000	$1,012.89	$11.98	2.40%
C Class	$1,000	$1,012.89	$11.98	2.40%
R Class	$1,000	$1,015.37	$9.49	1.90%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Small Cap Growth

APRIL 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 97.3%			First Midwest Bancorp., Inc.	67,729	$ 1,029,481
AEROSPACE & DEFENSE — 3.0%			Independent Bank Corp.	58,513	1,517,827
AerCap Holdings NV(1)	412,470	$ 5,692,086	Sandy Spring Bancorp, Inc.	48,761	850,879
			United Bankshares, Inc.	44,477	1,291,612
Ladish Co., Inc.(1)	85,836	2,359,632
			Westamerica Bancorp.	34,209	2,010,463
Triumph Group, Inc.	55,857	4,332,269			16,102,183
		12,383,987	COMMERCIAL SERVICES & SUPPLIES — 0.6%
AIR FREIGHT & LOGISTICS — 1.6%
			Consolidated Graphics, Inc.(1)	7,063	296,010
Atlas Air Worldwide
Holdings, Inc.(1)	72,654	4,015,587	Waste Connections, Inc.(1)	60,424	2,162,575
Hub Group, Inc., Class A(1)	89,716	2,871,809			2,458,585
		6,887,396	COMMUNICATIONS EQUIPMENT — 1.9%
AIRLINES — 0.8%			Acme Packet, Inc.(1)	71,541	1,870,082
UAL Corp.(1)	161,629	3,487,954	Blue Coat Systems, Inc.(1)	67,181	2,185,398
BEVERAGES — 1.1%			Netgear, Inc.(1)	124,467	3,368,077
Boston Beer Co., Inc., Class A(1)	30,120	1,717,141	RADWARE Ltd.(1)	34,228	677,372
Cott Corp.(1)	321,715	2,692,755			8,100,929
		4,409,896	COMPUTERS & PERIPHERALS — 0.5%
BIOTECHNOLOGY — 2.5%			Xyratex Ltd.(1)	112,427	1,978,715
Acorda Therapeutics, Inc.(1)	43,054	1,668,343	CONSUMER FINANCE — 3.2%
Alkermes, Inc.(1)	29,124	381,524	Cash America International, Inc.	108,446	4,019,009
Cepheid, Inc.(1)	14,747	294,793	Dollar Financial Corp.(1)	245,660	5,750,901
Cubist Pharmaceuticals, Inc.(1)	110,370	2,474,495	World Acceptance Corp.(1)	99,266	3,502,104
Human Genome Sciences, Inc.(1)	88,795	2,458,734			13,272,014
Incyte Corp. Ltd.(1)	25,203	338,224	CONTAINERS & PACKAGING — 1.5%
			Boise, Inc.(1)	293,391	2,021,464
InterMune, Inc.(1)	10,217	434,836
Onyx Pharmaceuticals, Inc.(1)	32,483	937,784	Silgan Holdings, Inc.	69,024	4,164,218
PDL BioPharma, Inc.	162,525	945,895			6,185,682
Regeneron			DIVERSIFIED CONSUMER SERVICES — 0.4%
Pharmaceuticals, Inc.(1)	16,029	409,220	Sotheby’s	49,601	1,656,673
Theravance, Inc.(1)	17,651	296,007	ELECTRIC UTILITIES — 0.6%
		10,639,855	Cleco Corp.	45,077	1,235,110
CAPITAL MARKETS — 1.4%			IDACORP, Inc.	37,134	1,339,794
BGC Partners, Inc., Class A	260,749	1,700,084			2,574,904
Cohen & Steers, Inc.	100,000	2,707,000	ELECTRICAL EQUIPMENT — 0.8%
HFF, Inc., Class A(1)	153,904	1,357,433	Harbin Electric, Inc.(1)	74,408	1,630,279
		5,764,517	Trina Solar Ltd. ADR(1)	63,641	1,646,393
CHEMICALS — 2.7%					3,276,672
OM Group, Inc.(1)	126,334	4,769,109	ELECTRONIC EQUIPMENT, INSTRUMENTS &
			COMPONENTS — 1.9%
Sensient Technologies Corp.	29,287	923,419
			Littelfuse, Inc.(1)	80,443	3,397,108
Solutia, Inc.(1)	324,692	5,714,579
			OSI Systems, Inc.(1)	52,510	1,367,361
		11,407,107
			Plexus Corp.(1)	39,921	1,479,073
COMMERCIAL BANKS — 3.9%
			Sanmina-SCI Corp.(1)	18,598	331,602
Cathay General Bancorp.	180,249	2,229,680
Columbia Banking System, Inc.	148,697	3,342,709	SMART Modular Technologies
			(WWH), Inc.(1)	225,115	1,580,307
East West Bancorp., Inc.	195,484	3,829,532			8,155,451

12

Small Cap Growth

	Shares	Value		Shares	Value
ENERGY EQUIPMENT & SERVICES — 0.2%			HealthSouth Corp.(1)	91,913	$ 1,880,540
Dril-Quip, Inc.(1)	15,978	$ 925,605	HMS Holdings Corp.(1)	46,631	2,494,759
FOOD & STAPLES RETAILING — 0.3%			Owens & Minor, Inc.	111,375	3,502,744
Casey’s General Stores, Inc.	34,223	1,322,034	PharMerica Corp.(1)	53,190	1,026,567
FOOD PRODUCTS — 1.4%			PSS World Medical, Inc.(1)	107,584	2,520,693
American Italian Pasta Co.,			Psychiatric Solutions, Inc.(1)	30,042	966,451
Class A(1)	8,584	336,750
					28,389,622
Flowers Foods, Inc.	100,154	2,640,060	HEALTH CARE TECHNOLOGY — 1.2%
J&J Snack Foods Corp.	44,517	2,074,047
			athenahealth, Inc.(1)	14,560	422,531
Lancaster Colony Corp.	14,774	812,127
			Eclipsys Corp.(1)	55,121	1,139,902
		5,862,984
			MedAssets, Inc.(1)	49,631	1,133,076
GAS UTILITIES — 2.3%
AGL Resources, Inc.	37,297	1,473,604	Quality Systems, Inc.	37,776	2,418,042
Atmos Energy Corp.	36,800	1,088,544			5,113,551
Laclede Group, Inc. (The)	73,031	2,488,896	HOUSEHOLD DURABLES — 3.1%
			La-Z-Boy, Inc.(1)	109,981	1,434,152
Northwest Natural Gas Co.	22,053	1,045,092
Piedmont Natural Gas Co., Inc.	23,188	637,670	Lennar Corp., Class A	139,542	2,776,886
South Jersey Industries, Inc.	25,968	1,171,417	Tempur-Pedic
			International, Inc.(1)	262,758	8,854,945
Spectra Energy Partners LP	39,330	1,240,075			13,065,983
WGL Holdings, Inc.	14,131	505,042	INSURANCE — 2.7%
		9,650,340	Allied World Assurance Co.
HEALTH CARE EQUIPMENT & SUPPLIES — 5.1%			Holdings Ltd.	14,304	623,225
Abaxis, Inc.(1)	16,402	424,976	Amtrust Financial Services, Inc.	181,474	2,473,491
Align Technology, Inc.(1)	59,647	1,012,806	Erie Indemnity Co., Class A	29,096	1,347,436
American Medical Systems			Harleysville Group, Inc.	19,780	633,356
Holdings, Inc.(1)	81,990	1,469,261
			Infinity Property
Haemonetics Corp.(1)	46,362	2,682,505	& Casualty Corp.	9,878	455,672
Immucor, Inc.(1)	60,882	1,303,484	Platinum Underwriters
Integra LifeSciences Holdings			Holdings Ltd.	27,366	1,018,289
Corp.(1)	33,207	1,508,594	ProAssurance Corp.(1)	19,792	1,206,322
Masimo Corp.	44,717	1,046,825	RLI Corp.	23,585	1,367,930
Meridian Bioscience, Inc.	60,975	1,218,890	Safety Insurance Group, Inc.	63,353	2,362,433
NuVasive, Inc.(1)	9,083	377,853			11,488,154
STERIS Corp.	82,969	2,761,208	INTERNET & CATALOG RETAIL — 3.1%
Thoratec Corp.(1)	83,854	3,739,050	HSN, Inc.(1)	137,754	4,150,528
Volcano Corp.(1)	31,461	755,693	PetMed Express, Inc.	110,781	2,452,691
West Pharmaceutical			priceline.com, Inc.(1)	23,852	6,250,417
Services, Inc.	70,851	2,965,114			12,853,636
		21,266,259	INTERNET SOFTWARE & SERVICES — 0.7%
HEALTH CARE PROVIDERS & SERVICES — 6.8%			DivX, Inc.(1)	214,463	1,792,910
Amedisys, Inc.(1)	18,492	1,064,769	Liquidity Services, Inc.(1)	92,202	1,048,337
AMERIGROUP Corp.(1)	61,875	2,242,350			2,841,247
Bio-Reference Labs, Inc.(1)	33,670	787,878	IT SERVICES — 3.2%
Catalyst Health Solutions, Inc.(1)	73,429	3,106,781	Acxiom Corp.(1)	50,213	958,064
Chemed Corp.	55,079	3,029,896	CACI International, Inc.,
Emergency Medical			Class A(1)	91,853	4,356,588
Services Corp., Class A(1)	70,124	3,708,157	Cass Information Systems, Inc.	13,207	419,983
Genoptix, Inc.(1)	53,193	2,058,037	Forrester Research, Inc.(1)	52,364	1,681,408

13

Small Cap Growth

	Shares	Value		Shares	Value
Lionbridge Technologies, Inc.(1)	146,751	$ 793,923	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%
ManTech International Corp.,			Agree Realty Corp.	30,433	$ 779,998
Class A(1)	64,033	2,883,406	American Capital Agency Corp.	26,823	737,901
MAXIMUS, Inc.	21,831	1,351,557	Ashford Hospitality Trust, Inc.(1)	123,781	1,151,163
SPS Commerce, Inc.(1)	55,501	749,263	Hatteras Financial Corp.	16,867	449,843
		13,194,192	Universal Health
LIFE SCIENCES TOOLS & SERVICES — 1.0%			Realty Income Trust	18,098	601,215
Dionex Corp.(1)	35,299	2,879,339			3,720,120
PAREXEL International Corp.(1)	52,308	1,233,423	ROAD & RAIL — 2.4%
		4,112,762	Dollar Thrifty Automotive
			Group, Inc.(1)	226,856	9,979,395
MACHINERY — 3.8%
Chart Industries, Inc.(1)	52,479	1,206,492	SEMICONDUCTORS & SEMICONDUCTOR
			EQUIPMENT — 4.4%
Commercial Vehicle Group, Inc.(1)	71,993	675,294	Advanced Energy
EnPro Industries, Inc.(1)	153,301	4,841,246	Industries, Inc.(1)	38,151	561,583
Middleby Corp.(1)	35,438	2,165,970	Atheros Communications, Inc.(1)	158,824	6,168,724
Wabash National Corp.(1)	709,998	6,901,181	Cirrus Logic, Inc.(1)	290,689	3,694,657
		15,790,183	Cymer, Inc.(1)	14,519	495,824
MEDIA — 1.0%			Entegris, Inc.(1)	75,011	464,318
LodgeNet Interactive Corp.(1)	634,317	4,186,492	Mindspeed Technologies, Inc.(1)	134,038	1,344,401
METALS & MINING — 0.5%			MKS Instruments, Inc.(1)	45,582	1,033,800
Mesabi Trust	102,432	2,028,154	PLX Technology, Inc.(1)	61,716	324,009
MULTILINE RETAIL — 0.1%			Power Integrations, Inc.	18,418	708,725
Tuesday Morning Corp.(1)	93,827	530,123	Skyworks Solutions, Inc.(1)	206,011	3,469,225
OIL, GAS & CONSUMABLE FUELS — 3.7%					18,265,266
BP Prudhoe Bay Royalty Trust	15,857	1,563,500	SOFTWARE — 4.0%
Crosstex Energy LP(1)	374,575	4,367,545	ACI Worldwide, Inc.(1)	65,057	1,222,421
DCP Midstream Partners LP	94,669	3,166,678	Epicor Software Corp.(1)	155,143	1,424,213
Forest Oil Corp.(1)	18,788	550,488	JDA Software Group, Inc.(1)	173,827	5,023,600
Permian Basin Royalty Trust	143,263	2,806,522	Progress Software Corp.(1)	142,108	4,582,983
Sunoco Logistics Partners LP	13,773	942,211	Radiant Systems, Inc.(1)	88,377	1,243,464
Swift Energy Co.(1)	16,611	600,986
			Solera Holdings, Inc.	46,310	1,800,070
Teekay Tankers Ltd., Class A	98,363	1,253,145	SS&C Technologies
		15,251,075	Holdings, Inc.(1)	14,730	247,169
PAPER & FOREST PRODUCTS — 2.1%			Taleo Corp., Class A(1)	42,308	1,099,162
Buckeye Technologies, Inc.(1)	172,029	2,429,050			16,643,082
KapStone Paper and			SPECIALTY RETAIL — 5.7%
Packaging Corp.(1)	500,149	6,451,922
			Children’s Place Retail Stores,
		8,880,972	Inc. (The)(1)	101,782	4,663,651
PHARMACEUTICALS — 1.0%			Finish Line, Inc. (The), Class A	153,369	2,470,774
Auxilium Pharmaceuticals, Inc.(1)	36,044	1,283,166	Kirkland’s, Inc.(1)	263,688	5,872,332
Nektar Therapeutics(1)	74,414	1,038,820	Monro Muffler Brake, Inc.	104,251	3,738,441
Salix Pharmaceuticals Ltd.(1)	42,000	1,688,400	Systemax, Inc.	124,712	2,897,060
		4,010,386	Talbots, Inc.(1)	250,473	4,120,281
					23,762,539
14

Small Cap Growth

	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 6.5%
Deckers Outdoor Corp.(1)	28,960	$ 4,071,197
G-III Apparel Group Ltd.(1)	225,641	6,453,332
Iconix Brand Group, Inc.(1)	263,165	4,542,228
Maidenform Brands, Inc.(1)	132,778	3,029,994
Phillips-Van Heusen Corp.	19,944	1,256,671
Steven Madden Ltd.(1)	94,708	5,489,276
True Religion Apparel, Inc.(1)	67,263	2,101,969
		26,944,667
TRADING COMPANIES & DISTRIBUTORS — 1.1%
Aircastle Ltd.	369,562	4,438,440
TRANSPORTATION INFRASTRUCTURE — 0.6%
Aegean Marine Petroleum
Network, Inc.	89,157	2,339,480
TOTAL COMMON STOCKS
(Cost $315,800,367)		405,599,263
Temporary Cash Investments — 3.5%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	43,500	43,500
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 4.375%, 2/15/38,
value at 15,110,724), in a joint trading
account at 0.15%, dated 4/30/10, due 5/3/10
(Delivery value $14,700,184)		14,700,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $14,743,500)		14,743,500
TOTAL INVESTMENT
SECURITIES — 100.8%
(Cost $330,543,867)		420,342,763
OTHER ASSETS
AND LIABILITIES — (0.8)%		(3,239,490)
TOTAL NET ASSETS — 100.0%		$417,103,273

Notes to Schedule of Investments
ADR = American Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

APRIL 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $330,543,867)			$420,342,763
Receivable for investments sold			12,201,337
Receivable for capital shares sold			280,554
Dividends and interest receivable			94,478
			432,919,132

Liabilities
Payable for investments purchased			14,908,440
Payable for capital shares redeemed			403,052
Accrued management fees			460,896
Service fees (and distribution fees — A Class and R Class) payable			32,309
Distribution fees payable			11,162
			15,815,859
Net Assets			$417,103,273

Net Assets Consist of:
Capital (par value and paid-in surplus)			$ 671,479,825
Accumulated net investment loss			(1,915,945)
Accumulated net realized loss on investment transactions			(342,259,503)
Net unrealized appreciation on investments			89,798,896
			$ 417,103,273

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$146,306,446	20,366,346	$7.18
Institutional Class, $0.01 Par Value	$114,670,636	15,866,964	$7.23
A Class, $0.01 Par Value	$137,109,722	19,308,411	$7.10*
B Class, $0.01 Par Value	$3,350,522	487,009	$6.88
C Class, $0.01 Par Value	$14,815,816	2,145,036	$6.91
R Class, $0.01 Par Value	$850,131	119,917	$7.09
*Maximum offering price $7.53 (net asset value divided by 0.9425)

See Notes to Financial Statements.

16

Statement of Operations

FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends	$ 1,793,212
Interest	3,479
1,796,691
Expenses:
Management fees	2,862,699
Distribution fees:
B Class	12,173
C Class	49,428
Service fees:
B Class	4,058
C Class	16,476
Distribution and service fees:
A Class	158,247
R Class	1,769
Directors’ fees and expenses	8,006
3,112,856

Net investment income (loss)	(1,316,165)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $531,419 from affiliates)	77,657,449
Futures contract transactions	827,160
78,484,609

Change in net unrealized appreciation (depreciation) on investments	39,859,992

Net realized and unrealized gain (loss)	118,344,601

Net Increase (Decrease) in Net Assets Resulting from Operations	$117,028,436

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (1,316,165)	$ (1,860,087)
Net realized gain (loss)	78,484,609	(103,796,885)
Change in net unrealized appreciation (depreciation)	39,859,992	87,749,913
Net increase (decrease) in net assets resulting from operations	117,028,436	(17,907,059)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(107,581,748)	(34,342,691)

Redemption Fees
Increase in net assets from redemption fees	115,078	255,189

Net increase (decrease) in net assets	9,561,766	(51,994,561)

Net Assets
Beginning of period	407,541,507	459,536,068
End of period	$417,103,273	$ 407,541,507

Accumulated net investment loss	$(1,915,945)	$(599,780)

See Notes to Financial Statements.

18

Notes to Financial Statements

APRIL 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Small Cap Growth Fund (formerly New Opportunities II Fund) (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in small cap companies that management believes will increase in value over time. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

19

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

20

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.10% to 1.50% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended April 30, 2010 was 1.40% for the Investor Class, A Class, B Class, C Class and R Class and 1.20% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended April 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2010, were $398,345,939 and $517,738,951, respectively.

21

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended April 30, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	165,000,000		165,000,000
Sold	4,621,691	$ 29,500,482	16,295,442	$ 85,307,455
Redeemed	(15,378,741)	(100,288,401)	(25,021,496)	(122,029,987)
	(10,757,050)	(70,787,919)	(8,726,054)	(36,722,532)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	1,238,549	7,875,939	11,827,728	58,268,863
Redeemed	(5,075,400)	(33,002,186)	(8,547,304)	(43,412,649)
	(3,836,851)	(25,126,247)	3,280,424	14,856,214
A Class/Shares Authorized	110,000,000		110,000,000
Sold	1,397,819	9,026,653	5,152,254	25,297,336
Redeemed	(3,163,906)	(20,072,939)	(7,556,245)	(37,383,702)
	(1,766,087)	(11,046,286)	(2,403,991)	(12,086,366)
B Class/Shares Authorized	20,000,000		20,000,000
Sold	1,718	9,986	161,020	741,803
Redeemed	(80,233)	(504,360)	(121,098)	(582,619)
	(78,515)	(494,374)	39,922	159,184
C Class/Shares Authorized	20,000,000		20,000,000
Sold	293,300	1,858,553	607,886	2,915,777
Redeemed	(345,747)	(2,108,142)	(797,746)	(3,877,579)
	(52,447)	(249,589)	(189,860)	(961,802)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	39,036	252,012	97,427	497,692
Redeemed	(19,857)	(129,345)	(16,219)	(85,081)
	19,179	122,667	81,208	412,611
Net increase (decrease)	(16,471,771)	$(107,581,748)	(7,918,351)	$ (34,342,691)

5. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended April 30, 2010, follows:

	October 31, 2009					April 30, 2010
	Share	Purchase	Sales	Realized	Dividend	Share	Market
Company	Balance	Cost	Cost	Gain (Loss)	Income	Balance	Value
LodgeNet
Interactive
Corp.(1)(2)	955,978	$806,262	$2,388,616	$531,419	—	634,317	(2)
(1)	Non-income producing.
(2)	Company was not an affiliate at April 30, 2010.

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of April 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$405,599,263	—	—
Temporary Cash Investments	43,500	$14,700,000	—
Total Value of Investment Securities	$405,642,763	$14,700,000	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the six months ended April 30, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $827,160 in net realized gain (loss) on futures contract transactions.

23

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

9. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended April 30, 2010, the fund did not utilize the program.

10. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$332,675,624
Gross tax appreciation of investments	$90,474,558
Gross tax depreciation of investments	(2,807,419)
Net tax appreciation (depreciation) of investments	$87,667,139

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2009, the fund had accumulated capital losses of $(416,415,429), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2011	2012	2013	2014	2015	2016	2017
$(13,145,846)	$(19,655,453)	$(42,248,002)	$(103,823,579)	–	$(125,173,360)	$(112,369,189)

24

11. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval.

25

Financial Highlights

Small Cap Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.47	$5.57	$9.42	$7.63	$6.75	$6.29
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.02)	(0.02)	(0.04)	(0.05)	(0.06)	(0.06)
Net Realized and
Unrealized Gain (Loss)	1.73	(0.08)	(3.73)	2.52	1.16	0.69
Total From
Investment Operations	1.71	(0.10)	(3.77)	2.47	1.10	0.63
Distributions
From Net Realized Gains	—	—	(0.08)	(0.68)	(0.22)	(0.17)
Net Asset Value,
End of Period	$7.18	$5.47	$5.57	$9.42	$7.63	$6.75

Total Return(3)	31.26%	(1.80)%	(40.34)%	35.22%	16.52%	10.14%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.40%(4)	1.41%	1.36%	1.41%	1.50%	1.50%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	(0.56)%(4)	(0.40)%	(0.49)%	(0.70)%	(0.80)%	(0.93)%
Portfolio Turnover Rate	96%	204%	148%	204%	299%	269%
Net Assets, End of Period
(in thousands)	$146,306	$170,125	$222,017	$303,189	$51,336	$43,157
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

26

Small Cap Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.49	$5.59	$9.43	$8.27
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.01)	(0.01)	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss)	1.75	(0.09)	(3.74)	1.19
Total From Investment Operations	1.74	(0.10)	(3.76)	1.16
Distributions
Return of capital	—	—	(0.08)	—
Net Asset Value, End of Period	$7.23	$5.49	$5.59	$9.43

Total Return(4)	31.69%	(1.79)%	(40.19)%	14.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.20%(5)	1.21%	1.16%	1.21%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.36)%(5)	(0.20)%	(0.29)%	(0.65)%(5)
Portfolio Turnover Rate	96%	204%	148%	204%(6)
Net Assets, End of Period (in thousands)	$114,671	$108,261	$91,791	$18,384
(1) Six months ended April 30, 2010 (unaudited).
(2) May 18, 2007 (commencement of sale) through October 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

27

Small Cap Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.41	$5.53	$9.37	$7.59	$6.72	$6.26
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.02)	(0.03)	(0.06)	(0.07)	(0.08)	(0.08)
Net Realized and
Unrealized Gain (Loss)	1.71	(0.09)	(3.70)	2.51	1.16	0.70
Total From
Investment Operations	1.69	(0.12)	(3.76)	2.44	1.08	0.62
Distributions
From Net Realized Gains	—	—	(0.08)	(0.66)	(0.21)	(0.16)
Net Asset Value,
End of Period	$7.10	$5.41	$5.53	$9.37	$7.59	$6.72

Total Return(3)	31.24%	(2.17)%	(40.45)%	34.91%	16.22%	9.91%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.65%(4)	1.66%	1.61%	1.66%	1.75%	1.75%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	(0.81)%(4)	(0.65)%	(0.74)%	(0.95)%	(1.05)%	(1.18)%
Portfolio Turnover Rate	96%	204%	148%	204%	299%	269%
Net Assets, End of Period
(in thousands)	$137,110	$114,026	$129,791	$202,515	$73,383	$47,937
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

28

Small Cap Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.26	$5.41	$9.25	$7.49	$6.63	$6.18
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.05)	(0.07)	(0.11)	(0.13)	(0.14)	(0.13)
Net Realized and
Unrealized Gain (Loss)	1.67	(0.08)	(3.65)	2.49	1.15	0.69
Total From
Investment Operations	1.62	(0.15)	(3.76)	2.36	1.01	0.56
Distributions
From Net Realized Gains	—	—	(0.08)	(0.60)	(0.15)	(0.11)
Net Asset Value,
End of Period	$6.88	$5.26	$5.41	$9.25	$7.49	$6.63

Total Return(3)	30.80%	(2.77)%	(40.97)%	33.84%	15.46%	9.03%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.40%(4)	2.41%	2.36%	2.41%	2.50%	2.50%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	(1.56)%(4)	(1.40)%	(1.49)%	(1.70)%	(1.80)%	(1.93)%
Portfolio Turnover Rate	96%	204%	148%	204%	299%	269%
Net Assets, End of Period
(in thousands)	$3,351	$2,976	$2,846	$4,549	$3,383	$2,367
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

29

Small Cap Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.28	$5.44	$9.29	$7.52	$6.66	$6.20
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.05)	(0.07)	(0.11)	(0.13)	(0.14)	(0.13)
Net Realized and
Unrealized Gain (Loss)	1.68	(0.09)	(3.66)	2.50	1.15	0.70
Total From
Investment Operations	1.63	(0.16)	(3.77)	2.37	1.01	0.57
Distributions
From Net Realized Gains	—	—	(0.08)	(0.60)	(0.15)	(0.11)
Net Asset Value,
End of Period	$6.91	$5.28	$5.44	$9.29	$7.52	$6.66

Total Return(3)	30.87%	(2.94)%	(40.91)%	34.02%	15.24%	9.16%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.40%(4)	2.41%	2.36%	2.41%	2.50%	2.50%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	(1.56)%(4)	(1.40)%	(1.49)%	(1.70)%	(1.80)%	(1.93)%
Portfolio Turnover Rate	96%	204%	148%	204%	299%	269%
Net Assets, End of Period
(in thousands)	$14,816	$11,608	$12,983	$16,406	$4,424	$3,414
(1)	Six months ended April 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

30

Small Cap Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.41	$5.54	$9.42	$9.02
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.03)	(0.06)	(0.06)	(0.01)
Net Realized and Unrealized Gain (Loss)	1.71	(0.07)	(3.74)	0.41
Total From Investment Operations	1.68	(0.13)	(3.80)	0.40
Distributions
From Net Realized Gains	—	—	(0.08)	—
Net Asset Value, End of Period	$7.09	$5.41	$5.54	$9.42

Total Return(4)	31.05%	(2.35)%	(40.66)%	4.43%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.90%(5)	1.91%	1.86%	1.91%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.06)%(5)	(0.90)%	(0.99)%	(1.61)%(5)
Portfolio Turnover Rate	96%	204%	148%	204%(6)
Net Assets, End of Period (in thousands)	$850	$545	$108	$26
(1) Six months ended April 30, 2010 (unaudited).
(2)	September 28, 2007 (commencement of sale) through October 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

31

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

32

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

33

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

34

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the

35

Proposed Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The

36

Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1006
CL-SAN-68447

Semiannual Report
April 30, 2010

American Century Investments®

NT Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

NT Growth

Performance	5
Portfolio Commentary	6
Top Ten Holdings	8
Top Five Industries	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22

Other Information

Board Approval of Management Agreements	23
Additional Information	29
Index Definitions	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended April 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Continued to Advance

U.S. stocks maintained their upward trajectory during the six months ended April 30, 2010. The main factors behind the market’s continued rally, which began in March 2009, included a strengthening economy and corporate earnings that exceeded expectations.

After a severe recession between mid-2008 and mid-2009, the U.S. economy delivered positive growth in the last two quarters of 2009 and the first quarter of 2010. Improving economic indicators included an increase in manufacturing activity, rising consumer spending, and evidence that the worst of the housing market decline had passed. Although the unemployment rate remained near the 26-year high it set in October 2009, job growth turned positive during the last few months of the period.

In addition to improving economic data, stocks got a lift from better-than-anticipated corporate profits. Revenues for many companies began to improve, resulting in flat to modestly positive growth rates on a year-over-year basis, while corporate profits improved significantly as businesses effectively managed their cost structures. Furthermore, demand for big-ticket items such as appliances, automobiles, and computers increased sharply after many consumers and businesses postponed purchases of these products when the economy was in recession.

Toward the end of the period, the stock market rally eased as concerns about sovereign debt problems in Greece and elsewhere in Europe emerged. Overall, however, the major equity indices (as illustrated in the table below) returned more than 15% for the six months.

Small Cap and Value Outperformed

Small-cap stocks led the equity market’s advance, returning more than 25% for the six-month period. Smaller stocks produced the strongest rebound after lagging during the market’s 2008 downturn. In addition, smaller companies enjoyed greater profitability thanks to significant operating leverage, which enabled them to benefit the most from improved cost management.

In the large-cap segment of the market, value shares modestly outpaced their growth-oriented counterparts for the period. The financials sector, which is by far the heaviest sector weighting in most value indices, was among the top-performing sectors in the stock market during the six-month period.

U.S. Stock Index Returns
For the six months ended April 30, 2010*
Russell 1000 Index (Large-Cap)	16.77%	Russell 2000 Index (Small-Cap)	28.17%
Russell 1000 Value Index	17.77%	Russell 2000 Value Index	30.66%
Russell 1000 Growth Index	15.79%	Russell 2000 Growth Index	25.49%
Russell Midcap Index	24.93%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	26.54%
Russell Midcap Growth Index	23.23%

4

Performance

NT Growth

Total Returns as of April 30, 2010
				Average
				Annual
				Returns
	Ticker			Since	Inception
	Symbol	6 months(1)	1 year	Inception	Date
Institutional Class	ACLTX	16.25%	37.27%	3.66%	5/12/06
Russell 1000 Growth Index(2)	—	15.79%	38.16%	1.88%	—
(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

*From 5/12/06, the Institutional Class’s inception date. Not annualized.
Total Annual Fund Operating Expenses
Institutional Class	0.80%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

NT Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

NT Growth gained 16.25%* in the six months ended April 30, 2010. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 15.79%. The portfolio also continued to outperform its benchmark in the period since its May 12, 2006 inception (see the previous page).

In terms of NT Growth’s absolute returns for the six months, information technology shares contributed most to performance; no sector had negative returns for the period. Relative to the benchmark, stock selection made the consumer discretionary and materials sectors the largest contributors. The leading detractors from relative results came from stock choices in the consumer staples and health care segments.

Leading Contributors

The key contributor to relative results came from stock choices in the consumer discretionary sector, led by holdings in the specialty retail; hotels, restaurant, and leisure; household durables; and auto components industry segments. A number of the leading contributors were retailers who did well after reporting better same-store sales and other business metrics. Good examples were The Home Depot, Abercrombie & Fitch, and Chipotle Mexican Grill. The largest contributor in the sector was Starwood Hotels & Resorts, which benefited from rising room rates and favorable supply/ demand factors as few new competing hotels and rooms are set to come online. Another top contributor was auto parts manufacturer BorgWarner, which benefited from the rebound in the auto industry and demand for new turbo-diesel and gasoline direct-injection engines.

Stock selection made the materials sector another key contributor to relative return. Positioning in the chemicals industry helped most, as our stake in Airgas benefited from a takeover bid, while Monsanto, a key index component to which we had no exposure, lagged. It was also beneficial to hold stakes in PPG Industries and Sigma-Aldrich.

Industrials and energy shares also helped performance compared with the benchmark. In industrials, positioning in the electrical equipment, air freight and logistics, and road and rail industries contributed most. The leading contributor in the industrials sector was a stake in Rockwell International, which saw a jump in orders for its factory automation products. In the energy sector, it helped relative results to be underrepresented in shares of integrated oil company Exxon Mobil.

Leading Detractors

The leading detractors from relative results came from stock choices in the consumer staples sector. Stocks in the consumer staples sector, including Coca-Cola, General Mills and Kellogg, lagged the general market as investors sought stocks with greater economic sensitivity. The leading

*Total returns for periods less than one year are not annualized.

6

NT Growth

detractor in the space was drug retailer Walgreen, which underperformed after issuing a cautious outlook despite reporting positive results. A stake in agricultural products processor Archer Daniels Midland also hurt performance, as soy crush margins declined. We eliminated our position in Archer Daniels Midland during the period.

An overweight position and stock choices made the health care sector a detractor from relative performance, led by holdings in the health care equipment and biotechnology industries. Baxter International, which provides blood treatment products, was the leading detractor in this space after guiding future earnings expectations down. Stock selection among biotechnology shares also hurt relative results, led by a stake in Dendreon. Stock choices in the life sciences tools and services industry also hurt relative performance.

The leading individual detractor for the six months was a position in investment bank Goldman Sachs Group, which suffered from an unfavorable regulatory environment and a government investigation into its conduct in the buildup to the financial crisis.

Outlook and Positioning

We believe the portfolio can outperform the Russell 1000 Growth Index over time through stock selection in the large-cap growth universe, style adherence, risk management, and disciplined execution that contributes to greater consistency. And while we recognize that each investment environment presents its own unique challenges, our emphasis on stock selection as the principal generator of alpha and our focus on risk management remain constant.

As a result, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities. As of April 30, 2010, we found opportunity in the health care and consumer discretionary sectors, two of the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight was in consumer staples and information technology shares. On an absolute basis, information technology shares remain the portfolio’s single largest sector allocation by far, while the portfolio had no exposure to the tiny (less than 1% of the index) utilities sector.

7

NT Growth

Top Ten Holdings
% of net assets
as of 4/30/10
Microsoft Corp.	4.7%
Apple, Inc.	4.3%
Hewlett-Packard Co.	2.9%
Johnson & Johnson	2.7%
Coca-Cola Co. (The)	2.4%
Procter & Gamble Co. (The)	2.4%
Abbott Laboratories	2.1%
Cisco Systems, Inc.	2.0%
Oracle Corp.	2.0%
United Parcel Service, Inc., Class B	2.0%

Top Five Industries
% of net assets
as of 4/30/10
Computers & Peripherals	10.4%
Software	7.6%
Pharmaceuticals	6.3%
Beverages	4.3%
Semiconductors & Semiconductor Equipment	4.3%

Types of Investments in Portfolio
% of net assets
as of 4/30/10
Common Stocks	98.2%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	0.2%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	11/1/09	4/30/10	11/1/09 – 4/30/10	Expense Ratio*
Actual	$1,000	$1,162.50	$4.29	0.80%
Hypothetical	$1,000	$1,020.83	$4.01	0.80%
* Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

NT Growth

APRIL 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 98.2%			EMC Corp.(1)	187,300	$ 3,560,573
AEROSPACE & DEFENSE — 2.3%			Hewlett-Packard Co.	158,000	8,211,260
Honeywell International, Inc.	50,300	$ 2,387,741	Lexmark International, Inc.,
			Class A(1)	44,115	1,634,461
Rockwell Collins, Inc.	60,900	3,958,500	QLogic Corp.(1)	51,860	1,004,528
		6,346,241
					29,081,886
AIR FREIGHT & LOGISTICS — 2.0%
			CONSUMER FINANCE — 1.1%
United Parcel Service, Inc.,
Class B	79,200	5,475,888	American Express Co.	67,400	3,108,488
AUTO COMPONENTS — 1.2%			DIVERSIFIED — 0.2%
BorgWarner, Inc.(1)	77,600	3,363,184	iShares Russell 1000 Growth
			Index Fund	11,700	614,367
AUTOMOBILES — 0.6%			ELECTRICAL EQUIPMENT — 1.8%
Ford Motor Co.(1)	126,400	1,645,728
			Emerson Electric Co.	28,172	1,471,423
BEVERAGES — 4.3%			Rockwell Automation, Inc.	57,008	3,461,526
Coca-Cola Co. (The)	126,800	6,777,460			4,932,949
PepsiCo, Inc.	80,900	5,276,298	ELECTRONIC EQUIPMENT,
		12,053,758	INSTRUMENTS & COMPONENTS — 1.6%
BIOTECHNOLOGY — 3.0%			Corning, Inc.	125,299	2,412,006
Alexion			Jabil Circuit, Inc.	127,800	1,957,896
Pharmaceuticals, Inc.(1)	15,100	828,688
					4,369,902
Amgen, Inc.(1)	76,841	4,407,600
			ENERGY EQUIPMENT & SERVICES — 1.8%
Dendreon Corp.(1)	6,273	340,122
			Cameron International Corp.(1)	23,900	943,094
Gilead Sciences, Inc.(1)	57,400	2,277,058	Schlumberger Ltd.	56,400	4,028,088
Talecris Biotherapeutics					4,971,182
Holdings Corp.(1)	27,505	515,719
			FOOD & STAPLES RETAILING — 2.6%
		8,369,187	Costco Wholesale Corp.	19,204	1,134,572
CAPITAL MARKETS — 1.4%			Walgreen Co.	69,200	2,432,380
Charles Schwab Corp. (The)	163,400	3,151,986	Wal-Mart Stores, Inc.	71,699	3,846,652
Goldman Sachs
Group, Inc. (The)	5,200	755,040			7,413,604
		3,907,026	FOOD PRODUCTS — 2.5%
CHEMICALS — 2.5%			General Mills, Inc.	46,100	3,281,398
Celanese Corp., Series A	54,348	1,738,592	Kellogg Co.	44,158	2,426,040
PPG Industries, Inc.	46,400	3,265,168	Mead Johnson Nutrition Co.	24,154	1,246,588
Sigma-Aldrich Corp.	33,600	1,992,480			6,954,026
		6,996,240	HEALTH CARE EQUIPMENT & SUPPLIES — 3.2%
COMMERCIAL BANKS — 1.3%			Baxter International, Inc.	29,717	1,403,237
Wells Fargo & Co.	112,772	3,733,881	Becton, Dickinson & Co.	19,096	1,458,361
COMMUNICATIONS EQUIPMENT — 3.5%			Covidien plc	55,100	2,644,249
			Edwards Lifesciences Corp.(1)	24,700	2,546,076
Arris Group, Inc.(1)	45,000	553,050
			Gen-Probe, Inc.(1)	19,000	900,410
Cisco Systems, Inc.(1)	211,700	5,698,964
F5 Networks, Inc.(1)	31,100	2,128,173			8,952,333
QUALCOMM, Inc.	39,700	1,537,978	HEALTH CARE PROVIDERS & SERVICES — 2.6%
		9,918,165	AmerisourceBergen Corp.	56,687	1,748,794
			Express Scripts, Inc.(1)	46,800	4,686,084
COMPUTERS & PERIPHERALS — 10.4%
Apple, Inc.(1)	45,800	11,959,296	McKesson Corp.	12,400	803,644
Dell, Inc.(1)	167,600	2,711,768			7,238,522

11

NT Growth

Shares		Value		Shares	Value
HOTELS, RESTAURANTS & LEISURE — 1.7%			OIL, GAS & CONSUMABLE FUELS — 2.5%
Chipotle Mexican Grill, Inc.(1)	15,400	$ 2,077,614	Apache Corp.	11,300	$ 1,149,888
Starwood Hotels & Resorts			Exxon Mobil Corp.	45,800	3,107,530
Worldwide, Inc.	49,605	2,703,969	Occidental Petroleum Corp.	22,200	1,968,252
		4,781,583	Southwestern Energy Co.(1)	18,100	718,208
HOUSEHOLD DURABLES — 0.9%					6,943,878
Whirlpool Corp.	22,300	2,427,801	PERSONAL PRODUCTS — 0.3%
HOUSEHOLD PRODUCTS — 3.2%			Estee Lauder Cos., Inc. (The),
Colgate-Palmolive Co.	25,200	2,119,320	Class A	14,102	929,604
Procter & Gamble Co. (The)	107,900	6,707,064	PHARMACEUTICALS — 6.3%
		8,826,384	Abbott Laboratories	114,618	5,863,857
INDUSTRIAL CONGLOMERATES — 1.8%			Allergan, Inc.	37,499	2,388,311
3M Co.	33,400	2,961,578	Johnson & Johnson	118,445	7,616,014
Textron, Inc.	92,000	2,101,280	Novo Nordisk A/S B Shares	17,700	1,445,690
		5,062,858	Perrigo Co.	4,600	280,738
INSURANCE — 1.3%					17,594,610
Aflac, Inc.	70,000	3,567,200	ROAD & RAIL — 1.0%
INTERNET & CATALOG RETAIL — 0.8%			Union Pacific Corp.	37,300	2,822,118
Amazon.com, Inc.(1)	16,500	2,261,490	SEMICONDUCTORS & SEMICONDUCTOR
INTERNET SOFTWARE & SERVICES — 1.8%			EQUIPMENT — 4.3%
Google, Inc., Class A(1)	9,700	5,096,768	Altera Corp.	75,000	1,902,000
IT SERVICES — 2.5%			Broadcom Corp., Class A	80,900	2,790,241
International Business			Cree, Inc.(1)	15,600	1,142,076
Machines Corp.	23,700	3,057,300	Intel Corp.	88,700	2,025,021
MasterCard, Inc., Class A	5,800	1,438,632	Linear Technology Corp.	111,400	3,348,684
Paychex, Inc.	83,900	2,567,340	MEMC Electronic
		7,063,272	Materials, Inc.(1)	56,100	727,617
LIFE SCIENCES TOOLS & SERVICES — 0.5%					11,935,639
Thermo Fisher			SOFTWARE — 7.6%
Scientific, Inc.(1)	26,900	1,487,032	Intuit, Inc.(1)	54,314	1,963,994
MACHINERY — 2.7%			Microsoft Corp.	432,900	13,220,766
Caterpillar, Inc.	22,100	1,504,789	Oracle Corp.	212,300	5,485,832
Eaton Corp.	42,100	3,248,436	salesforce.com, inc.(1)	6,400	547,840
Illinois Tool Works, Inc.	57,300	2,928,030			21,218,432
		7,681,255	SPECIALTY RETAIL — 3.3%
MEDIA — 1.8%			Abercrombie & Fitch Co.,
Scripps Networks Interactive,			Class A	44,100	1,928,493
Inc., Class A	45,200	2,049,368	Home Depot, Inc. (The)	144,300	5,086,575
Walt Disney Co. (The)	83,300	3,068,772	J. Crew Group, Inc.(1)	18,600	864,342
		5,118,140	Williams-Sonoma, Inc.	45,100	1,298,880
METALS & MINING — 0.8%					9,178,290
Newmont Mining Corp.	42,500	2,383,400	WIRELESS TELECOMMUNICATION SERVICES — 0.7%
MULTILINE RETAIL — 2.5%			American Tower Corp.,
Kohl’s Corp.(1)	44,200	2,430,558	Class A(1)	51,200	2,089,472
Target Corp.	78,000	4,435,860	TOTAL COMMON STOCKS
		6,866,418	(Cost $218,307,404)		274,782,201

12

NT Growth

	Shares	Value
Temporary Cash Investments — 1.6%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	39,979	$ 39,979
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 4.375%, 2/15/38,
valued at $4,420,144), in a joint trading
account at 0.15%, dated 4/30/10, due
5/3/10 (Delivery value $4,300,054)		4,300,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $4,339,979)		4,339,979
TOTAL INVESTMENT
SECURITIES — 99.8%
(Cost $222,647,383)		279,122,180
OTHER ASSETS
AND LIABILITIES — 0.2%		572,581
TOTAL NET ASSETS — 100.0%		$279,694,761

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
5,210,615 DKK for USD		5/28/10	$932,017	$(868)
(Value on Settlement Date $931,149)

Notes to Schedule of Investments
DKK = Danish Krone
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

APRIL 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $222,647,383)	$279,122,180
Foreign currency holdings, at value (cost of $33,273)	32,070
Receivable for investments sold	3,621,456
Receivable for capital shares sold	687,693
Dividends and interest receivable	232,022
283,695,421

Liabilities
Payable for investments purchased	3,818,800
Payable for forward foreign currency exchange contracts	868
Accrued management fees	180,992
4,000,660

Net Assets	$279,694,761

Institutional Class Capital Shares, $0.01 Par Value
Authorized	150,000,000
Outstanding	25,882,040

Net Asset Value Per Share	$10.81

Net Assets Consist of:
Capital (par value and paid-in surplus)	$238,025,982
Undistributed net investment income	404,283
Accumulated net realized loss on investment and foreign currency transactions	(15,208,997)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	56,473,493
$279,694,761

See Notes to Financial Statements.

14

Statement of Operations

FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $171)	$ 1,685,434
Interest	1,547
1,686,981
Expenses:
Management fees	948,672
Directors’ fees and expenses	3,151
951,823

Net investment income (loss)	735,158

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	8,325,606
Foreign currency transactions	102,352
8,427,958

Change in net unrealized appreciation (depreciation) on:
Investments	26,271,891
Translation of assets and liabilities in foreign currencies	(7,815)
26,264,076

Net realized and unrealized gain (loss)	34,692,034

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,427,192

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 735,158	$ 975,121
Net realized gain (loss)	8,427,958	(16,222,404)
Change in net unrealized appreciation (depreciation)	26,264,076	44,022,631
Net increase (decrease) in net assets resulting from operations	35,427,192	28,775,348

Distributions to Shareholders
From net investment income	(996,841)	(665,262)

Capital Share Transactions
Proceeds from shares sold	47,029,868	120,029,054
Payments for shares redeemed	(10,102,308)	(23,241,910)
Net increase (decrease) in net assets from capital share transactions	36,927,560	96,787,144

Net increase (decrease) in net assets	71,357,911	124,897,230

Net Assets
Beginning of period	208,336,850	83,439,620
End of period	$279,694,761	$208,336,850

Undistributed net investment income	$404,283	$665,966

Transactions in Shares of the Fund
Sold	4,592,136	15,002,239
Redeemed	(1,007,803)	(2,964,057)
Net increase (decrease) in shares of the fund	3,584,333	12,038,182

See Notes to Financial Statements.

16

Notes to Financial Statements

APRIL 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of larger-sized companies that management believes will increase in value but may purchase companies of any size. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

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Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

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2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.600% to 0.800%. The effective annual management fee for the six months ended April 30, 2010 was 0.79%.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2010, were $131,729,398 and $95,335,152, respectively.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial statements as of April 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$273,336,511	$1,445,690	—
Temporary Cash Investments	39,979	4,300,000	—
Total Value of Investment Securities	$273,376,490	$5,745,690	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(868)	—

5. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of April 30, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $868 in payable for forward foreign currency exchange contracts. For the six months ended April 30, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $101,917 in net realized gain (loss) on foreign currency transactions and $(5,253) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended April 30, 2010, the fund did not utilize the program.

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7. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$227,876,174
Gross tax appreciation of investments	$52,377,280
Gross tax depreciation of investments	(1,131,274)
Net tax appreciation (depreciation) of investments	$51,246,006

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2009, the fund had accumulated capital losses of $(17,916,177), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(5,069,723) and $(12,846,454) expire in 2016 and 2017, respectively.

8. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval.

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Financial Highlights

NT Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$9.34	$8.13	$12.87	$10.57	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.03(3)	0.06(3)	0.04(3)	0.04	0.01
Net Realized and Unrealized Gain (Loss)	1.49	1.21	(4.19)	2.29	0.56
Total From Investment Operations	1.52	1.27	(4.15)	2.33	0.57
Distributions
From Net Investment Income	(0.05)	(0.06)	(0.03)	(0.03)	—
From Net Realized Gains	—	—	(0.56)	—	—
Total Distributions	(0.05)	(0.06)	(0.59)	(0.03)	—
Net Asset Value, End of Period	$10.81	$9.34	$8.13	$12.87	$10.57

Total Return(4)	16.25%	15.88%	(33.68)%	22.12%	5.70%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.80%(5)	0.80%	0.80%	0.80%	0.80%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.61%(5)	0.67%	0.38%	0.35%	0.36%(5)
Portfolio Turnover Rate	41%	132%	136%	140%	57%
Net Assets, End of Period (in thousands)	$279,695	$208,337	$83,440	$88,446	$58,983
(1) Six months ended April 30, 2010 (unaudited).
(2)	May 12, 2006 (fund inception) through October 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(5) Annualized.

See Notes to Financial Statements.

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Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as

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under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

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The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

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Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

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Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

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Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

30

Notes

31

Notes

32

Contact Us
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Investment Advisor:
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This report and the statements it contains are submitted for the general
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American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1006
CL-SAN-68448

Semiannual Report
April 30, 2010

American Century Investments®

NT Vista Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

NT Vista

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	23

Other Information

Board Approval of Management Agreements	24
Additional Information	30
Index Definitions	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended April 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisors. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. If you have not already responded, I encourage you to take the time to read the proxy materials and send your vote as soon as possible.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

A Further Advance for Stocks

U.S. stocks continued to gain ground for the six months ended April 30, 2010, extending a rally that began in March 2009. The market’s advance was driven by an improving economic environment and better-than-expected corporate earnings.

The six-month period began with the federal government reporting that, after a year of declining output, the U.S. economy posted positive economic growth in the third quarter of 2009. This positive growth continued in the fourth quarter of 2009 and the first quarter of 2010 as manufacturing activity increased, consumer spending picked up, and signs of stabilization in the housing sector emerged. Even the employment picture began to slowly improve, although the jobless rate remained persistently elevated throughout the six-month period.

Better economic data provided a boost to the equity market, as did corporate earnings that consistently exceeded expectations. The improvement in corporate profits occurred despite flat-to-declining revenues as businesses managed their cost structures more effectively, successfully lowering expenses. In addition, a number of industries benefited from pent-up demand after individuals and businesses deferred purchases on items ranging from automobiles to personal computers during the economic downturn in late 2008 and early 2009.

Although stocks generally rallied throughout the six-month period, the market’s advance slowed late in the period amid concerns about the sovereign debt crisis in Europe. Nonetheless, the major equity indices (as illustrated in the table below) returned more than 15% overall for the six months.

Small- and Mid-Cap Stocks Outperformed

Mid- and small-cap stocks led the equity market’s advance for the six-month period. Small- and mid-sized stocks underperformed during the downturn, so they rebounded the most during the recent recovery. Furthermore, cost-cutting measures typically lead to greater operating leverage for smaller companies, boosting their profitability.

Growth issues trailed their value-oriented counterparts in both the mid- and small-cap segments of the market. One factor driving the outperformance of value shares was the financials sector, which is the largest sector weighting in many value indices and remained one of the better-performing sectors over the past six months.

U.S. Stock Index Returns
For the six months ended April 30, 2010*
Russell 1000 Index (Large-Cap)	16.77%	Russell 2000 Index (Small-Cap)	28.17%
Russell 1000 Value Index	17.77%	Russell 2000 Value Index	30.66%
Russell 1000 Growth Index	15.79%	Russell 2000 Growth Index	25.49%
Russell Midcap Index	24.93%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	26.54%
Russell Midcap Growth Index	23.23%

4

Performance

NT Vista

Total Returns as of April 30, 2010
				Average
				Annual Returns
	Ticker			Since	Inception
	Symbol	6 months(1)	1 year	Inception	Date
Institutional Class	ACLWX	21.24%	31.23%	-2.34%	5/12/06
Russell Midcap
Growth Index(2)	—	23.23%	46.95%	1.10%	—
(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

NT Vista

*From 5/12/06, the Institutional Class’s inception date. Not annualized.
Total Annual Fund Operating Expenses
Institutional Class	0.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

NT Vista

Portfolio Managers: Brad Eixmann and Bryan Unterhalter

Performance Summary

NT Vista returned 21.24%* for the six months ended April 30, 2010, lagging the 23.23% return of its benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 4, U.S. stock indices gained during the reporting period amid signs of improving economic conditions and investor sentiment. Acceleration and price momentum, two factors that the NT Vista team looks for in portfolio investments, were not rewarded during the reporting period. Instead, lower-quality stocks continued to lead the market’s strength.

Within the portfolio, security selection in the financials and health care sectors accounted for the majority of underperformance relative to the benchmark, although NT Vista derived positive absolute results in both sectors. Holdings in the materials sector further detracted from relative returns. Avoiding the utilities sector, as well as effective stock choices in the information technology, industrials, and consumer discretionary sectors, helped to trim relative losses.

Financials, Health Care Gained, but Lagged Benchmark

The financials sector was NT Vista’s largest source of underperformance relative to its benchmark. Within the sector, a detrimental overweight stake in the capital markets industry included Jefferies Group, Inc. The company underperformed many of its peers during the period due to a slowdown in its trading operations. An overweight position in Lazard Ltd. also weighed on relative performance. Although the company’s earnings reflected improvement, particularly in the mergers and acquisitions area, unexpectedly higher deferred compensation created an earnings shortfall. A stake in Legg Mason, Inc., which is not a benchmark member, hurt relative returns. The company reported larger than expected asset outflows, representing a reversal from previous trends.

The health care sector was also a source of underperformance relative to the benchmark. Here, NT Vista did not own some of the stronger performers within the biotechnology and health care equipment sectors. Within the health care provider industry group, NT Vista held a detrimental overweight position in Medco Health Solutions, Inc. Although the company outperformed for part of the reporting period, it experienced a share price decline very late in the period as concerns over industry contract pricing and competition surfaced.

Materials Detracted

Although NT Vista’s holdings in the materials sector contributed to absolute gains, they collectively lagged the performance of the materials sector in the benchmark. Within the sector, NT Vista maintained a focus on the chemicals industry, where the portfolio held a position in fertilizer company Mosaic Co. While volume growth of its products accelerated significantly, pricing was not as strong as some analysts had predicted and increases in key input costs weighed on margins.

*Total returns for periods less than one year are not annualized.

7

NT Vista

Information Technology, Avoiding Utilities Helped

Within the information technology sector, the portfolio benefited from successful stock choices in the semiconductor industry group. Veeco Instruments, Inc., which produces equipment for manufacturing LED components used in flat screen televisions, computer monitors, and general lighting applications, was a key contributor to returns. The company, which is not a benchmark constituent, saw an 81% share price gain amid accelerating demand for LED televisions, which resulted in stronger revenue and earnings growth.

NT Vista also sidestepped the utilities sector altogether. This decision proved advantageous as the sector lagged most other sectors in the benchmark.

Industrials, Consumer Discretionary Contributed

In the industrials sector, NT Vista held a significant overweight stake in railroad company Kansas City Southern. Increased economic activity during the reporting period translated into rising shipping volumes, lifting the company’s share price.

Elsewhere in the industrials sector, NT Vista benefited from solid stock selection in the machinery industry through its exposure to mining equipment company Bucyrus International. As the economies of China and other emerging markets have rebounded this year and commodity prices have risen, the company has seen an improvement in orders for machinery used to mine coal, copper, oil sands, and iron ore.

The consumer discretionary sector was a source of outperformance relative to the benchmark. Within the sector, NT Vista held substantial overweight positions in a number of companies in the hotels, restaurants, and leisure industry group, including Starwood Hotels and Resorts. The hotel chain experienced an upswing in revenues, particularly among its Asian properties, amid an industry-wide improvement in travel trends.

Outlook

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

This process, which has historically added value over time, has faced unprecedented headwinds during the market rally that began in March 2009. Based on historical trends, we believe we will move past this environment of extreme underperformance for stocks exhibiting price momentum and acceleration and into a period where fundamentals, and specifically fundamental improvement, are recognized and rewarded by the market.

As always, we will rely on our process of identifying companies with accelerating growth and price momentum and currently see a number of companies demonstrating such characteristics.

8

NT Vista

Top Ten Holdings
% of net assets
as of 4/30/10
SBA Communications Corp., Class A	2.5%
Agilent Technologies, Inc.	2.2%
Express Scripts, Inc.	2.0%
Equinix, Inc.	2.0%
Starwood Hotels & Resorts Worldwide, Inc.	2.0%
Medco Health Solutions, Inc.	1.9%
Goodrich Corp.	1.7%
priceline.com, Inc.	1.7%
Stanley Black & Decker, Inc.	1.6%
Whiting Petroleum Corp.	1.6%

Top Five Industries
% of net assets
as of 4/30/10
Semiconductors & Semiconductor Equipment	6.1%
Health Care Providers & Services	5.8%
Hotels, Restaurants & Leisure	5.5%
Aerospace & Defense	5.0%
Oil, Gas & Consumable Fuels	4.9%

Types of Investments in Portfolio
% of net assets
as of 4/30/10
Domestic Common Stocks	89.7%
Foreign Common Stocks*	7.9%
Total Common Stocks	97.6%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	0.5%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	11/1/09	4/30/10	11/1/09 – 4/30/10	Expense Ratio*
Actual	$1,000	$1,212.40	$4.39	0.80%
Hypothetical	$1,000	$1,020.83	$4.01	0.80%
*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

NT Vista

APRIL 30, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 97.6%			CONSTRUCTION & ENGINEERING — 1.1%
			AECOM Technology Corp.(1)	22,324	$ 671,282
AEROSPACE & DEFENSE — 5.0%
BE Aerospace, Inc.(1)	57,200	$ 1,699,412	Chicago Bridge & Iron Co. NV
			New York Shares(1)	32,954	772,442
Goodrich Corp.	30,700	2,277,326			1,443,724
L-3 Communications			CONSUMER FINANCE — 1.8%
Holdings, Inc.	14,000	1,309,980
			AmeriCredit Corp.(1)	66,000	1,580,040
Precision Castparts Corp.	9,900	1,270,566
		6,557,284	Discover Financial Services	46,800	723,528
AIR FREIGHT & LOGISTICS — 0.8%					2,303,568
Atlas Air Worldwide			ELECTRICAL EQUIPMENT — 1.5%
Holdings, Inc.(1)	18,600	1,028,022	Rockwell Automation, Inc.	32,000	1,943,040
AUTO COMPONENTS — 1.0%			ELECTRONIC EQUIPMENT, INSTRUMENTS &
Autoliv, Inc.(1)	24,300	1,330,425	COMPONENTS — 2.5%
			Agilent Technologies, Inc.(1)	79,500	2,882,670
BIOTECHNOLOGY — 1.0%
Alexion Pharmaceuticals, Inc.(1)	23,500	1,289,680	Dolby Laboratories, Inc.,
			Class A(1)	6,237	428,607
CAPITAL MARKETS — 1.7%					3,311,277
Jefferies Group, Inc.	24,800	675,056	ENERGY EQUIPMENT & SERVICES — 1.4%
Lazard Ltd., Class A	22,000	850,520	Core Laboratories NV	6,700	1,004,263
Waddell & Reed Financial, Inc.,			FMC Technologies, Inc.(1)	11,875	803,819
Class A	18,400	683,008
		2,208,584			1,808,082
CHEMICALS — 1.5%			FOOD PRODUCTS — 1.3%
Celanese Corp., Series A	20,300	649,397	H.J. Heinz Co.	21,500	1,007,705
Cytec Industries, Inc.	13,300	639,198	Mead Johnson Nutrition Co.	13,800	712,218
International Flavors &					1,719,923
Fragrances, Inc.	13,200	661,188	HEALTH CARE EQUIPMENT & SUPPLIES — 1.8%
		1,949,783	C.R. Bard, Inc.	7,600	657,628
COMMERCIAL BANKS — 2.7%			Intuitive Surgical, Inc.(1)	1,900	685,064
Comerica, Inc.	31,700	1,331,400	Varian Medical Systems, Inc.(1)	17,600	992,288
Fifth Third Bancorp.	77,800	1,159,998			2,334,980
Zions Bancorp.	34,900	1,002,677	HEALTH CARE PROVIDERS & SERVICES — 5.8%
		3,494,075	AmerisourceBergen Corp.	56,900	1,755,365
COMMUNICATIONS EQUIPMENT — 2.0%			Express Scripts, Inc.(1)	25,700	2,573,341
F5 Networks, Inc.(1)	28,700	1,963,941	Health Management
JDS Uniphase Corp.(1)	48,400	628,716	Associates, Inc., Class A(1)	79,300	739,076
		2,592,657	Medco Health Solutions, Inc.(1)	43,000	2,533,560
COMPUTERS & PERIPHERALS — 3.9%					7,601,342
Lexmark International, Inc.,			HEALTH CARE TECHNOLOGY — 0.7%
Class A(1)	43,000	1,593,150	Allscripts-Misys Healthcare
NetApp, Inc.(1)	37,300	1,293,191	Solutions, Inc.(1)	43,800	883,446
Seagate Technology(1)	70,400	1,293,248	HOTELS, RESTAURANTS & LEISURE — 5.5%
			Chipotle Mexican Grill, Inc.(1)	4,800	647,568
Western Digital Corp.(1)	23,000	945,070
		5,124,659	Ctrip.com International Ltd.
			ADR(1)	29,500	1,077,340

12

NT Vista

Shares		Value		Shares	Value
Las Vegas Sands Corp.(1)	25,700	$ 638,902	METALS & MINING — 1.9%
Royal Caribbean Cruises Ltd.(1)	46,000	1,648,640	Cliffs Natural Resources, Inc.	21,600	$ 1,350,648
Starwood Hotels & Resorts			Walter Energy, Inc.	13,500	1,090,935
Worldwide, Inc.	46,800	2,551,068			2,441,583
Wynn Resorts Ltd.	7,400	652,976	MULTILINE RETAIL — 2.6%
		7,216,494	Dollar Tree, Inc.(1)	28,000	1,700,160
HOUSEHOLD DURABLES — 3.8%			Nordstrom, Inc.	42,100	1,739,993
Harman International					3,440,153
Industries, Inc.(1)	26,000	1,026,480
			OIL, GAS & CONSUMABLE FUELS — 4.9%
Stanley Black & Decker, Inc.	33,200	2,063,380	Alpha Natural Resources, Inc.(1)	40,100	1,887,908
Tempur-Pedic			Brigham Exploration Co.(1)	50,900	993,059
International, Inc.(1)	22,100	744,770
Whirlpool Corp.	10,200	1,110,474	Concho Resources, Inc.(1)	13,000	738,660
		4,945,104	Petrohawk Energy Corp.(1)	29,489	636,667
HOUSEHOLD PRODUCTS — 0.5%			Whiting Petroleum Corp.(1)	22,800	2,059,524
Church & Dwight Co., Inc.	9,300	644,025			6,315,818
INSURANCE — 0.9%			PHARMACEUTICALS — 0.8%
Genworth Financial, Inc.,			Shire plc	47,300	1,043,690
Class A(1)	70,800	1,169,616	REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.5%
INTERNET & CATALOG RETAIL — 1.7%			CB Richard Ellis Group, Inc.,
priceline.com, Inc.(1)	8,300	2,175,015	Class A(1)	57,100	988,972
INTERNET SOFTWARE & SERVICES — 3.7%			Jones Lang LaSalle, Inc.	12,300	970,224
Equinix, Inc.(1)	25,500	2,566,575			1,959,196
GSI Commerce, Inc.(1)	22,800	621,300	ROAD & RAIL — 1.4%
MercadoLibre, Inc.(1)	19,034	959,694	Kansas City Southern(1)	45,000	1,824,750
WebMD Health Corp.(1)	13,700	663,628	SEMICONDUCTORS & SEMICONDUCTOR
			EQUIPMENT — 6.1%
		4,811,197	Altera Corp.	38,400	973,824
IT SERVICES — 2.0%			Analog Devices, Inc.	33,300	996,669
Amdocs Ltd.(1)	21,100	673,934
			Atheros Communications, Inc.(1)	28,700	1,114,708
Cognizant Technology			Cree, Inc.(1)	8,000	585,680
Solutions Corp., Class A(1)	38,700	1,980,666
		2,654,600	Marvell Technology Group Ltd.(1)	62,000	1,280,300
LEISURE EQUIPMENT & PRODUCTS — 0.7%			NVIDIA Corp.(1)	36,000	565,920
Mattel, Inc.	41,100	947,355	Teradyne, Inc.(1)	79,600	973,508
LIFE SCIENCES TOOLS & SERVICES — 2.4%			Veeco Instruments, Inc.(1)	32,000	1,407,680
Life Technologies Corp.(1)	32,700	1,789,017			7,898,289
PerkinElmer, Inc.	27,600	691,380	SOFTWARE — 3.9%
Waters Corp.(1)	9,400	676,706	Autodesk, Inc.(1)	19,500	663,195
		3,157,103	Cerner Corp.(1)	11,500	976,465
MACHINERY — 3.5%			Citrix Systems, Inc.(1)	27,400	1,287,800
Bucyrus International, Inc.	28,600	1,802,086	Informatica Corp.(1)	24,700	617,747
Dover Corp.	14,600	762,412	Rovi Corp.(1)	18,700	728,926
Kennametal, Inc.	32,000	1,051,520	salesforce.com, inc.(1)	8,600	736,160
Manitowoc Co., Inc. (The)	44,700	626,247			5,010,293
Timken Co.	9,421	331,431
		4,573,696

13

NT Vista

	Shares	Value		Shares	Value
SPECIALTY RETAIL — 4.9%			Temporary Cash Investments — 1.9%
Bed Bath & Beyond, Inc.(1)	21,100	$ 969,756
			JPMorgan U.S. Treasury
Chico’s FAS, Inc.	83,200	1,238,848	Plus Money Market Fund
J. Crew Group, Inc.(1)	20,300	943,341	Agency Shares	42,821	$ 42,821
Talbots, Inc.(1)	39,300	646,485	Repurchase Agreement, Bank of America
			Securities, LLC, (collateralized by various
Tiffany & Co.	13,700	664,176	U.S. Treasury obligations, 4.375%, 2/15/38,
Williams-Sonoma, Inc.	64,100	1,846,080	valued at $2,569,851), in a joint trading
		6,308,686	account at 0.15%, dated 4/30/10, due
TEXTILES, APPAREL & LUXURY GOODS — 1.0%			5/3/10 (Delivery value $2,500,031)		2,500,000
Phillips-Van Heusen Corp.	20,700	1,304,307	TOTAL TEMPORARY
			CASH INVESTMENTS
TRADING COMPANIES & DISTRIBUTORS — 2.0%			(Cost $2,542,821)		2,542,821
Fastenal Co.	17,900	978,951	TOTAL INVESTMENT
W.W. Grainger, Inc.	14,200	1,569,668	SECURITIES — 99.5%
		2,548,619	(Cost $104,673,269)		129,541,151
WIRELESS TELECOMMUNICATION SERVICES — 4.4%			OTHER ASSETS AND
American Tower Corp., Class A(1)	24,100	983,521	LIABILITIES — 0.5%		616,958
NII Holdings, Inc.(1)	32,600	1,382,892	TOTAL NET ASSETS — 100.0%		$130,158,109
SBA Communications Corp.,
Class A(1)	93,802	3,317,777
		5,684,190
TOTAL COMMON STOCKS
(Cost $102,130,448)		126,998,330

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date		Value	Unrealized Gain (Loss)
449,184 GBP for USD	5/28/10		$687,203	$(4,622)
(Value on Settlement Date $682,581)

Notes to Schedule of Investments
ADR = American Depositary Receipt
GBP = British Pound
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

APRIL 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $104,673,269)	$129,541,151
Receivable for investments sold	5,767,253
Receivable for capital shares sold	15,070
Dividends and interest receivable	29,745
135,353,219

Liabilities
Payable for investments purchased	5,104,761
Payable for forward foreign currency exchange contracts	4,622
Accrued management fees	85,727
5,195,110

Net Assets	$130,158,109

Institutional Class Capital Shares, $0.01 Par Value
Authorized	150,000,000
Outstanding	14,341,134

Net Asset Value Per Share	$9.08

Net Assets Consist of:
Capital (par value and paid-in surplus)	$115,465,175
Accumulated net investment loss	(153,626)
Accumulated net realized loss on investment and foreign currency transactions	(10,016,941)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	24,863,501
$130,158,109

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $121)	$ 302,518
Interest	1,404
303,922
Expenses:
Management fees	444,597
Directors’ fees and expenses	1,445
446,042

Net investment income (loss)	(142,120)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,461,379
Foreign currency transactions	20,330
7,481,709

Change in net unrealized appreciation (depreciation) on:
Investments	13,538,177
Translation of assets and liabilities in foreign currencies	(5,045)
13,533,132

Net realized and unrealized gain (loss)	21,014,841

Net Increase (Decrease) in Net Assets Resulting from Operations	$20,872,721

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (142,120)	$ (229,807)
Net realized gain (loss)	7,481,709	(11,458,592)
Change in net unrealized appreciation (depreciation)	13,533,132	13,715,758
Net increase (decrease) in net assets resulting from operations	20,872,721	2,027,359

Distributions to Shareholders
From net investment income	(11,506)	—

Capital Share Transactions
Proceeds from shares sold	20,923,118	56,403,239
Payments for shares redeemed	(2,862,939)	(7,329,572)
Net increase (decrease) in net assets from capital share transactions	18,060,179	49,073,667

Net increase (decrease) in net assets	38,921,394	51,101,026

Net Assets
Beginning of period	91,236,715	40,135,689
End of period	$130,158,109	$ 91,236,715

Accumulated net investment loss	$(153,626)	—

Transactions in Shares of the Fund
Sold	2,509,445	7,996,150
Redeemed	(341,195)	(1,091,260)
Net increase (decrease) in shares of the fund	2,168,250	6,904,890

See Notes to Financial Statements.

17

Notes to Financial Statements

APRIL 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of companies that are medium-sized and smaller at the time of purchase that management believes will increase in value. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

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Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.80%.

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Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2010, were $101,406,099 and $83,805,886, respectively.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of April 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$116,712,474	—	—
Foreign Common Stocks	9,242,166	$1,043,690	—
Temporary Cash Investments	42,821	2,500,000	—
Total Value of Investment Securities	$125,997,461	$3,543,690	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(4,622)	—

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5. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The fund began investing in foreign currency risk derivatives in February 2010. The foreign currency risk derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume since February 2010.

The value of foreign currency risk derivative instruments as of April 30, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $4,622 in payable for forward foreign currency exchange contracts. For the six months ended April 30, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $18,985 in net realized gain (loss) on foreign currency transactions and $(4,622) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended April 30, 2010, the fund did not utilize the program.

21

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of April 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$105,172,256
Gross tax appreciation of investments	$24,813,710
Gross tax depreciation of investments	(444,815)
Net tax appreciation (depreciation) of investments	$24,368,895

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2009, the fund had accumulated capital losses of $(16,700,613), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(4,315,394) and $(12,385,219) expire in 2016 and 2017, respectively.

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On March 29, 2010, the Board of Directors approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval.

22

Financial Highlights

NT Vista

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$7.50	$7.62	$13.42	$9.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)	(0.01)(3)	(0.02)(3)	(0.04)(3)	(0.04)	(0.01)
Net Realized and Unrealized Gain (Loss)	1.59	(0.10)	(5.73)	4.46	(0.99)
Total From Investment Operations	1.58	(0.12)	(5.77)	4.42	(1.00)
Distributions
From Net Investment Income	—(4)	—	—	—	—
From Net Realized Gains	—	—	(0.03)	—	—
Total Distributions	—(4)	—	(0.03)	—	—
Net Asset Value, End of Period	$9.08	$7.50	$7.62	$13.42	$9.00

Total Return(5)	21.24%	(1.71)%	(43.09)%	49.11%	(10.00)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.80%(6)	0.80%	0.81%	0.80%	0.80%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.26)%(6)	(0.35)%	(0.35)%	(0.36)%	(0.27)%(6)
Portfolio Turnover Rate	79%	190%	183%	147%	109%
Net Assets, End of Period (in thousands)	$130,158	$91,237	$40,136	$44,652	$25,678
(1) Six months ended April 30, 2010 (unaudited).
(2)	May 12, 2006 (fund inception) through October 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4) Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(6) Annualized.

See Notes to Financial Statements.

23

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

24

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

25

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

26

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management

27

Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data

28

compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

31

Notes

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1006
CL-SAN-68449

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable for semiannual report filings.

(a)(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	June 29, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	June 29, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	June 29, 2010